UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04706

Templeton Income Trust
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period: 8/31/13__

Item 1. Reports to Stockholders.

TEMPLETON GLOBAL BOND FUND

Annual Report

Templeton Global Bond Fund

Your Fund’s Goal and Main Investments: Templeton Global Bond Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in “bonds.” Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

We are pleased to bring you Templeton Global Bond Fund’s annual report for the fiscal year ended August 31, 2013.

Performance Overview

For the 12 months under review, Templeton Global Bond Fund – Class A delivered a +3.09% cumulative total return. In comparison, global government bonds, as measured by the Fund’s benchmark, the Citigroup World
Government Bond Index (WGBI), had cumulative total returns of +1.92% in local currency terms and -6.23% in U.S. dollar terms for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

Economic and Market Overview

The global economic recovery was mixed during the period under review.
The recovery in emerging markets moderated after many economies had previously returned to or exceeded pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, have also enjoyed relatively strong recoveries in the aftermath of the global financial crisis, growth in the G-3 (U.S., eurozone and Japan)
continued to be slow by the standards of previous recoveries. As fears eased

Portfolio Breakdown
Based on Total Net Assets as of 8/31/13

Foreign Government & Agency Securities
68.9%
Quasi-Sovereign & Corporate Bonds
0.5%
Municipal Bonds
0.1%
Short-Term Investments & Other Net Assets
30.5%

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 19.

Annual Report | 3

What is a currency
forward contract?
A currency forward contract is an
agreement between the Fund and a
counterparty to buy or sell a foreign
currency at a specific exchange rate on a
future date.

surrounding the issues of sovereign debt in Europe, the possibility of another recession in the U.S., and a potential “hard landing” in China, financial market performance was positive. Improving sentiment, relatively strong fundamentals and continued provision of global liquidity supported assets with inherent risk, and equity markets generally performed well. Policymakers in the largest developed economies continued to increase their already unprecedented efforts to supply liquidity. Actions elsewhere in the world were mixed, with some policy-makers less willing to reverse previous tightening efforts in response to the external environment.

Fears of possible reductions to stimulative government policies contributed to periods of risk aversion, when credit spreads widened and equities and other assets perceived as risky declined, alternating with periods of heightened risk appetite, when spreads narrowed and investors again favored assets with inherent risk. Against this backdrop, increased liquidity creation continued. For example, the Bank of Japan raised its inflation target and the U.S. Federal Reserve Board (Fed) extended quantitative easing and tried to be more transparent about its intentions. Economic data among the largest economies remained inconsistent with some observers’ predictions of a severe global economic slowdown.

During the period, the Fed increased the size of its quantitative easing program but announced later in the period that it might reduce the program at subsequent meetings. The announcement that the amount of bond purchases might be reduced led assets with inherent risk, particularly those in emerging markets, to sell off as market participants began to change their expectations of global liquidity conditions.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

Manager’s Discussion

Several factors, including interest rate developments, currency movements and exposure to sovereign debt markets, affected the Fund’s total return. During the year under review, interest rate strategies and sovereign credit exposures contributed to absolute performance, while currency positions were largely neutral.

4 | Annual Report

Interest Rate Strategy

As part of the Fund’s interest rate strategy we use interest rate swaps to manage duration. During the period under review, we maintained the portfolio’s defensive duration posture as policymakers in the G-3, the U.K. and Switzerland implemented historically accommodative monetary policies. With interest rates in the U.S. and Japan at historically low levels, central banks supplying significant liquidity to the financial sector and fiscal deficits that drove record funding needs, we saw what we viewed as limited value in these government bond markets. Our underweighted duration exposure in the U.S. contributed to performance relative to the benchmark as yields increased during the review period. The Fund maintained little duration exposure in emerging markets, except in select countries where rates were already quite high. Consequently, duration contributions from emerging markets were limited.

Currency Strategy

Overall, the Fund’s diversified currency exposure was largely neutral with respect to absolute performance. As part of the Fund’s investment strategy, we used currency forward contracts to hedge or gain exposure to various currencies, which sometimes resulted in net negative positions.

The Fund’s exposure to Asian currencies contributed to performance relative to the benchmark. Our large net-negative position in the Japanese yen, achieved through the use of currency forward contracts, notably benefited performance as the yen depreciated 20.20% against the U.S. dollar during the period.2 Currency positions elsewhere in Asia detracted from results as most currencies in the region depreciated against the U.S. dollar. Malaysia’s central bank kept its policy rate constant while central banks in Australia, India, the Philippines, Sri Lanka and South Korea cut rates. Most of the currencies of these countries depreciated against the U.S. dollar; the Australian dollar depreciated 13.82%, the Indian rupee fell 15.81%, the Philippine peso declined 5.66%, and the Malaysian ringgit lost 4.88%.2 The South Korean won, however, gained 2.21% against the U.S. dollar.2

The euro appreciated 4.61% against the U.S. dollar during the period as the European Central Bank maintained its commitment to preserving the European Monetary Union.2 The Fund’s net-negative position in the monetary union’s currency detracted from relative performance. The Fund’s exposure to some other European currencies was largely neutral for performance. The Polish zloty appreciated 2.49% against the U.S. dollar, while the Swedish krona was largely unchanged.2 The Hungarian forint and Norwegian krone depreciated 1.39% and 5.48% against the U.S. dollar.2

What is an interest rate swap?
An interest rate swap is an agreement
between two parties to exchange interest
rate obligations, generally one based on
an interest rate fixed to maturity and the
other based on an interest rate that
changes in accordance with changes in
a designated benchmark (for example,
LIBOR, prime, commercial paper, or
other benchmarks).

What is duration?
Duration is a measure of a bond’s price
sensitivity to interest rate changes. In
general, a portfolio of securities with a
lower duration can be expected to be
less sensitive to interest rate changes
than a portfolio with a higher duration.

2. Source: IDC/Exshare.

Annual Report | 5

Currency Breakdown
8/31/13
% of Total
Net Assets
Americas	77.2%
U.S. Dollar	53.4%
Mexican Peso	11.6%
Canadian Dollar	4.8%
Brazilian Real	3.9%
Chilean Peso	3.4%
Peruvian Nuevo Sol	0.1%
Asia Pacific	29.0%
South Korean Won	18.1%
Malaysian Ringgit	13.5%
Singapore Dollar	9.1%
Philippine Peso	2.3%
Indian Rupee	2.2%
Australian Dollar	2.1%
Indonesian Rupiah	1.9%
Sri Lankan Rupee	0.9%
Japanese Yen*	-21.1%
Middle East & Africa	0.6%
New Israeli Shekel	0.6%
Europe*	-6.8%
Swedish Krona	10.7%
Polish Zloty	10.7%
Hungarian Forint	3.3%
Norwegian Krone	0.5%
Euro*	-32.0%

*A negative figure reflects net “short” exposure, designed
to benefit if the value of the associated currency decreases.
Conversely, the Fund’s value would potentially decline if
the value of the associated currency increases.

The Fund’s exposure to Latin American currencies detracted from performance. Mexico’s central bank cut its policy rate, while rates were held constant in Chile. The central bank in Brazil cut rates 25 basis points (100 basis points equal one percentage point) before hiking rates 175 basis points during the period. The Mexican peso, Chilean peso and Brazilian real depreciated 0.72%, 5.79%, and 14.65%, respectively, against the U.S. dollar.2

Global Sovereign Debt Strategy

The Fund purchased investment-grade and subinvestment-grade hard currency-denominated sovereign debt that typically seeks to compensate for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. Overall, the Fund’s sovereign credit exposures contributed to performance.

Thank you for your continued participation in Templeton Global Bond Fund.

We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D.
Lead Portfolio Manager

Sonal Desai, Ph.D.
Portfolio Manager

Portfolio Management Team
Templeton Global Bond Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

Performance Summary as of 8/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: TPINX)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		-$	0.44	$12.68	$13.12
Distributions (9/1/12–8/31/13)
Dividend Income	$0.6942
Short-Term Capital Gain	$0.0017
Long-Term Capital Gain	$0.1699
Total	$0.8658
Class C (Symbol: TEGBX)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		-$	0.44	$12.70	$13.14
Distributions (9/1/12–8/31/13)
Dividend Income	$0.6407
Short-Term Capital Gain	$0.0017
Long-Term Capital Gain	$0.1699
Total	$0.8123
Class R (Symbol: FGBRX)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		-$	0.44	$12.67	$13.11
Distributions (9/1/12–8/31/13)
Dividend Income	$0.6607
Short-Term Capital Gain	$0.0017
Long-Term Capital Gain	$0.1699
Total	$0.8323
Class R6 (Symbol: n/a)			Change	8/31/13	5/1/13
Net Asset Value (NAV)		-$	0.96	$12.64	$13.60
Distributions (5/1/13–8/31/13)
Dividend Income	$0.1751
Advisor Class (Symbol: TGBAX)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		-$	0.45	$12.63	$13.08
Distributions (9/1/12–8/31/13)
Dividend Income	$0.7277
Short-Term Capital Gain	$0.0017
Long-Term Capital Gain	$0.1699
Total	$0.8993

Annual Report | 7

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[2]		+	3.09%	+	51.62%	+	144.57%
Average Annual Total Return[3]			-1.28%	+	7.73%	+	8.88%
Value of $10,000 Investment[4]			$9,872		$14,513		$23,410
Avg. Ann. Total Return (9/30/13)[5]			-1.11%	+	8.53%	+	8.50%
Total Annual Operating Expenses[6]	0.91%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[2]		+	2.67%	+	48.51%	+	134.71%
Average Annual Total Return[3]		+	1.70%	+	8.23%	+	8.91%
Value of $10,000 Investment[4]			$10,170		$14,851		$23,471
Avg. Ann. Total Return (9/30/13)[5]		+	1.94%	+	9.05%	+	8.53%
Total Annual Operating Expenses[6]	1.31%
Class R			1-Year		3-Year		Inception (2/2/09)
Cumulative Total Return[2]		+	2.83%	+	14.48%	+	45.51%
Average Annual Total Return[3]		+	2.83%	+	4.61%	+	8.54%
Value of $10,000 Investment[4]			$10,283		$11,448		$14,551
Avg. Ann. Total Return (9/30/13)[5]		+	2.99%	+	4.16%	+	8.98%
Total Annual Operating Expenses[6]	1.16%
Class R6							Inception (5/1/13)
Cumulative Total Return[2]							-5.81%
Aggregate Total Return[7]							-5.81%
Value of $10,000 Investment[4]							$9,419
Aggregate Total Return (9/30/13)5, 7							-7.96%
Total Annual Operating Expenses[6]	0.57%
Advisor Class			1-Year		5-Year		10-Year
Cumulative Total Return[2]		+	3.28%	+	53.33%	+	150.42%
Average Annual Total Return[3]		+	3.28%	+	8.92%	+	9.61%
Value of $10,000 Investment[4]			$10,328		$15,333		$25,042
Avg. Ann. Total Return (9/30/13)[5]		+	3.52%	+	9.75%	+	9.24%
Total Annual Operating Expenses[6]	0.66%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 9

10 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Currency rates may fluctuate significantly over short periods of time and can reduce returns. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Investments in lower rated bonds include higher risk of default and loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.
8. Source: © 2013 Morningstar. The Citigroup WGBI is a market capitalization-weighted index consisting of investment-grade world government bond markets. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 11

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

12 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 3/1/13	Value 8/31/13	Period* 3/1/13–8/31/13
Actual	$1,000	$959.90	$4.30
Hypothetical (5% return before expenses)	$1,000	$1,020.82	$4.43
Class C
Actual	$1,000	$957.30	$6.27
Hypothetical (5% return before expenses)	$1,000	$1,018.80	$6.46
Class R
Actual	$1,000	$957.90	$5.53
Hypothetical (5% return before expenses)	$1,000	$1,019.56	$5.70
Class R6
Actual (5/1/13–8/31/13)	$1,000	$941.90	$1.67
Hypothetical (5% return before expenses)	$1,000	$1,022.63	$2.60
Advisor Class
Actual	$1,000	$960.30	$3.06
Hypothetical (5% return before expenses)	$1,000	$1,022.08	$3.16

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.87%; C: 1.27%; R: 1.12%; R6: 0.51%;
and Advisor: 0.62%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period for Class R6
Hypothetical expenses and Actual and Hypothetical expenses for Classes A, C, R, and Advisor. The multiplier is 123/365 for Actual Class R6 expenses to reflect the number of days since inception.

Annual Report | 13

Templeton Income Trust

Financial Highlights

Templeton Global Bond Fund
				Year Ended August 31,
Class A	2013		2012	2011		2010		2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.12		$13.81	$13.24		$12.18		$11.42
Income from investment operations[a]:
Net investment income[b]	0.38		0.43	0.52		0.57		0.57
Net realized and unrealized gains (losses)	0.04		(0.24)	0.78		1.05		1.11
Total from investment operations	0.42		0.19	1.30		1.62		1.68
Less distributions from:
Net investment income and net foreign currency
gains	(0.69)		(0.80)	(0.73)		(0.56)		(0.92)
Net realized gains	(0.17)		(0.08)	—		—		—
Total distributions	(0.86)		(0.88)	(0.73)		(0.56)		(0.92)
Net asset value, end of year	$12.68		$13.12	$13.81		$13.24		$12.18

Total return[c]	3.09%		1.75%	9.96%		13.57%		15.74%

Ratios to average net assets
Expenses	0.86 [d]	%	0.89%	0.88 [d]	%	0.91 [d]	%	0.92[d] %
Net investment income	2.84%		3.30%	3.76%		4.40%		4.99%

Supplemental data
Net assets, end of year (000’s)	$25,959,296		$24,338,274	$26,032,471		$17,853,083		$9,301,146
Portfolio turnover rate	42.39%		41.70%	26.41%		12.09%		65.94%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

14 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Financial Highlights (continued)

Templeton Global Bond Fund
			Year Ended August 31,
Class C	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.14	$13.84	$13.27	$12.20	$11.43
Income from investment operations[a]:
Net investment income[b]	0.33	0.38	0.46	0.52	0.53
Net realized and unrealized gains (losses)	0.04	(0.25)	0.79	1.06	1.11
Total from investment operations	0.37	0.13	1.25	1.58	1.64
Less distributions from:
Net investment income and net foreign currency gains	(0.64)	(0.75)	(0.68)	(0.51)	(0.87)
Net realized gains	(0.17)	(0.08)	—	—	—
Total distributions	(0.81)	(0.83)	(0.68)	(0.51)	(0.87)
Net asset value, end of year	$12.70	$13.14	$13.84	$13.27	$12.20

Total return[c]	2.67%	1.26%	9.59%	13.01%	15.35%

Ratios to average net assets
Expenses	1.26%[d]	1.29%	1.28%[d]	1.31%[d]	1.32%[d]
Net investment income	2.44%	2.90%	3.36%	4.00%	4.59%

Supplemental data
Net assets, end of year (000’s)	$8,956,685	$8,965,274	$9,270,612	$6,382,496	$2,874,696
Portfolio turnover rate	42.39%	41.70%	26.41%	12.09%	65.94%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

Templeton Income Trust

Financial Highlights (continued)

Templeton Global Bond Fund
			Year Ended August 31,
Class R	2013	2012	2011	2010	2009 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.11	$13.81	$13.24	$12.18	$11.14
Income from investment operations[b]:
Net investment income[c]	0.34	0.39	0.46	0.53	0.33
Net realized and unrealized gains (losses)	0.05	(0.25)	0.81	1.06	1.01
Total from investment operations	0.39	0.14	1.27	1.59	1.34
Less distributions from:
Net investment income and net foreign currency gains	(0.66)	(0.76)	(0.70)	(0.53)	(0.30)
Net realized gains	(0.17)	(0.08)	—	—	—
Total distributions	(0.83)	(0.84)	(0.70)	(0.53)	(0.30)
Net asset value, end of year	$12.67	$13.11	$13.81	$13.24	$12.18

Total return[d]	2.83%	1.42%	9.78%	13.22%	12.27%

Ratios to average net assets[e]
Expenses	1.11%[f]	1.14%	1.13%[f]	1.16%[f]	1.17%[f]
Net investment income	2.59%	3.05%	3.51%	4.15%	4.74%

Supplemental data
Net assets, end of year (000’s)	$297,364	$210,580	$126,413	$27,539	$3,339
Portfolio turnover rate	42.39%	41.70%	26.41%	12.09%	65.94%

aFor the period February 2, 2009 (effective date) to August 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust
Financial Highlights (continued)

Templeton Global Bond Fund
Period Ended
August 31,
Class R6	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.60
Income from investment operations[b]:
Net investment income[c]	0.13
Net realized and unrealized gains (losses)	(0.91)
Total from investment operations	(0.78)
Less distributions from net investment income	(0.18)
Net asset value, end of period	$12.64

Total return[d]	(5.81)%

Ratios to average net assets[e]
Expenses	0.51%[f]
Net investment income	3.19%

Supplemental data
Net assets, end of period (000’s)	$123,814
Portfolio turnover rate	42.39%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Templeton Income Trust

Financial Highlights (continued)

Templeton Global Bond Fund
			Year Ended August 31,
Advisor Class	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.08	$13.77	$13.21	$12.15	$11.39
Income from investment operations[a]:
Net investment income[b]	0.41	0.46	0.55	0.60	0.60
Net realized and unrealized gains (losses)	0.04	(0.24)	0.78	1.05	1.10
Total from investment operations	0.45	0.22	1.33	1.65	1.70
Less distributions from:
Net investment income and net foreign currency
gains	(0.73)	(0.83)	(0.77)	(0.59)	(0.94)
Net realized gains	(0.17)	(0.08)	—	—	—
Total distributions	(0.90)	(0.91)	(0.77)	(0.59)	(0.94)
Net asset value, end of year	$12.63	$13.08	$13.77	$13.21	$12.15

Total return	3.28%	2.01%	10.27%	13.80%	15.98%

Ratios to average net assets
Expenses	0.61%[c]	0.64%	0.63%[c]	0.66%[c]	0.67%[c]
Net investment income	3.09%	3.55%	4.01%	4.65%	5.24%

Supplemental data
Net assets, end of year (000’s)	$32,926,705	$28,062,661	$27,154,629	$13,833,022	$5,021,533
Portfolio turnover rate	42.39%	41.70%	26.41%	12.09%	65.94%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013

Templeton Global Bond Fund	Principal Amount*		Value
Foreign Government and Agency Securities 68.9%
Brazil 3.6%
Letra Tesouro Nacional, Strip, 1/01/16	559,730[a] BRL		$181,906,142
Nota Do Tesouro Nacional,
10.00%, 1/01/14	78,500[a] BRL		32,965,869
10.00%, 1/01/17	930,930[a] BRL		372,366,971
10.00%, 1/01/23	395,060[a] BRL		147,615,685
[b]Index Linked, 6.00%, 5/15/15	513,884[a] BRL		511,100,340
[b]Index Linked, 6.00%, 8/15/16	316,890[a] BRL		313,452,319
[b]Index Linked, 6.00%, 5/15/17	4,429[a] BRL		4,384,438
[b]Index Linked, 6.00%, 8/15/18	269,945[a] BRL		267,005,881
[b]Index Linked, 6.00%, 8/15/22	308,160[a] BRL		306,709,946
[b]Index Linked, 6.00%, 5/15/45	131,725[a] BRL		132,378,162
senior note, 10.00%, 1/01/19	395,060[a] BRL		154,159,643
			2,424,045,396
Canada 2.8%
Government of Canada,
2.25%, 8/01/14	140,932,000	CAD	135,187,427
1.00%, 11/01/14	446,376,000	CAD	423,155,719
2.00%, 12/01/14	387,422,000	CAD	371,681,660
1.00%, 2/01/15	1,061,937,000	CAD	1,005,768,098
			1,935,792,904
Hungary 6.1%
Government of Hungary,
5.50%, 2/12/14	35,819,100,000	HUF	158,176,920
7.75%, 8/24/15	32,210,410,000	HUF	149,476,070
5.50%, 2/12/16	28,980,500,000	HUF	128,919,589
5.50%, 12/22/16	7,040,020,000	HUF	31,170,907
4.125%, 2/19/18	136,990,000		133,394,013
6.50%, 6/24/19	19,874,900,000	HUF	89,138,837
7.50%, 11/12/20	7,643,570,000	HUF	35,759,545
5.375%, 2/21/23	252,890,000		238,399,403
A, 8.00%, 2/12/15	20,591,600,000	HUF	94,780,705
A, 6.75%, 11/24/17	71,810,700,000	HUF	328,567,696
A, 5.50%, 12/20/18	6,660,130,000	HUF	28,835,048
A, 7.00%, 6/24/22	17,668,840,000	HUF	79,737,457
B, 6.75%, 2/24/17	32,992,300,000	HUF	150,881,178
D, 6.75%, 8/22/14	96,881,630,000	HUF	435,675,159
E, 7.50%, 10/24/13	13,512,000,000	HUF	59,547,695
[c]Reg S, 6.00%, 1/11/19	179,922,000	EUR	247,333,738
senior note, 3.50%, 7/18/16	11,765,000	EUR	15,583,634
senior note, 4.375%, 7/04/17	104,973,000	EUR	138,826,158
senior note, 6.25%, 1/29/20	390,004,000		404,629,150
senior note, 3.875%, 2/24/20	41,781,000	EUR	51,688,893
senior note, 6.375%, 3/29/21	927,200,000		958,493,000
[c]senior note, Reg S, 5.75%, 6/11/18	143,730,000	EUR	194,731,874
			4,153,746,669
Iceland 0.3%
[d] Government of Iceland, 144A, 5.875%, 5/11/22	173,200,000		176,718,558

			Annual Report | 19

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Bond Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Indonesia 1.9%
Government of Indonesia,
FR20, 14.275%, 12/15/13	301,008,000,000	IDR	$27,282,312
FR26, 11.00%, 10/15/14	145,580,000,000	IDR	13,410,611
FR27, 9.50%, 6/15/15	55,210,000,000	IDR	5,047,265
FR28, 10.00%, 7/15/17	104,700,000,000	IDR	9,900,076
FR30, 10.75%, 5/15/16	185,655,000,000	IDR	17,648,271
FR31, 11.00%, 11/15/20	889,507,000,000	IDR	90,025,402
FR32, 15.00%, 7/15/18	1,150,000,000	IDR	130,030
FR34, 12.80%, 6/15/21	1,505,113,000,000	IDR	166,308,665
FR35, 12.90%, 6/15/22	798,372,000,000	IDR	89,001,632
FR36, 11.50%, 9/15/19	401,590,000,000	IDR	40,965,915
FR37, 12.00%, 9/15/26	66,550,000,000	IDR	7,299,377
FR39, 11.75%, 8/15/23	556,845,000,000	IDR	59,201,533
FR40, 11.00%, 9/15/25	710,760,000,000	IDR	72,918,077
FR42, 10.25%, 7/15/27	818,390,000,000	IDR	80,428,177
FR43, 10.25%, 7/15/22	319,455,000,000	IDR	31,132,743
FR44, 10.00%, 9/15/24	197,824,000,000	IDR	19,062,578
FR46, 9.50%, 7/15/23	2,825,220,000,000	IDR	263,153,139
FR47, 10.00%, 2/15/28	1,854,867,000,000	IDR	179,740,137
FR48, 9.00%, 9/15/18	341,640,000,000	IDR	31,381,137
FR52, 10.50%, 8/15/30	896,704,000,000	IDR	89,786,972
			1,293,824,049
Ireland 9.0%
Government of Ireland,
5.90%, 10/18/19	572,988,000	EUR	848,961,183
4.50%, 4/18/20	471,335,000	EUR	646,544,834
5.00%, 10/18/20	1,419,015,000	EUR	1,998,462,492
[c]Reg S, 5.50%, 10/18/17	581,634,900	EUR	848,895,280
senior bond, 4.50%, 10/18/18	170,232,000	EUR	239,854,494
senior bond, 4.40%, 6/18/19	390,069,000	EUR	540,217,940
senior bond, 5.40%, 3/13/25	723,011,670	EUR	1,027,386,045
			6,150,322,268
Israel 0.6%
Government of Israel, 3.50%, 9/30/13	1,553,169,000	ILS	428,445,565
Lithuania 1.1%
[d]Government of Lithuania, 144A,
6.75%, 1/15/15	340,330,000		362,417,417
7.375%, 2/11/20	259,310,000		306,860,971
6.125%, 3/09/21	101,430,000		112,915,426
			782,193,814
Malaysia 3.2%
Government of Malaysia,
3.434%, 8/15/14	1,533,215,000	MYR	465,966,178
3.741%, 2/27/15	1,054,205,000	MYR	321,761,533
3.835%, 8/12/15	859,905,000	MYR	263,239,415
4.72%, 9/30/15	40,460,000	MYR	12,606,515

20 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Bond Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Malaysia (continued)
Government of Malaysia, (continued)
3.197%, 10/15/15	471,060,000	MYR	$142,405,523
senior bond, 8.00%, 10/30/13	23,155,000	MYR	7,071,514
senior bond, 5.094%, 4/30/14	3,163,460,000	MYR	971,484,899
			2,184,535,577
Mexico 3.9%
Government of Mexico,
8.00%, 12/19/13	108,503,900[e] MXN		822,049,947
7.00%, 6/19/14	53,374,400[e] MXN		408,939,362
9.50%, 12/18/14	33,429,700[e] MXN		267,406,319
6.00%, 6/18/15	16,289,740[e] MXN		125,802,985
8.00%, 12/17/15	58,753,310[e] MXN		475,132,787
6.25%, 6/16/16	14,670,650[e] MXN		114,503,223
7.25%, 12/15/16	11,100,000[e] MXN		89,072,545
[n]Mexican Udibonos, Index Linked,
4.50%, 12/18/14	4,977,389[f] MXN		39,548,791
5.00%, 6/16/16	12,754,739[f] MXN		107,030,578
3.50%, 12/14/17	10,806,787[f] MXN		88,510,327
4.00%, 6/13/19	6,760,920[f] MXN		56,972,964
2.50%, 12/10/20	5,413,172[f] MXN		41,484,302
			2,636,454,130
Peru 0.1%
Government of Peru, senior bond, 7.84%, 8/12/20	184,399,000	PEN	73,869,721
Philippines 0.5%
Government of the Philippines,
4.625%, 11/25/15	1,756,700,000	PHP	40,898,005
senior bond, 9.125%, 9/04/16	619,630,000	PHP	16,061,653
senior note, 6.25%, 1/27/14	3,702,970,000	PHP	84,369,230
senior note, 1.625%, 4/25/16	8,806,980,000	PHP	195,480,210
			336,809,098
Poland 9.9%
Government of Poland,
5.00%, 10/24/13	523,390,000	PLN	162,497,303
5.75%, 4/25/14	2,480,680,000	PLN	782,732,314
5.50%, 4/25/15	1,502,193,000	PLN	482,762,258
6.25%, 10/24/15	1,806,639,000	PLN	593,669,452
5.75%, 9/23/22	495,970,000	PLN	168,422,011
[g]FRN, 2.71%, 1/25/17	2,005,988,000	PLN	619,467,542
[g]FRN, 2.71%, 1/25/21	2,035,015,000	PLN	619,127,898
senior note, 6.375%, 7/15/19	297,700,000		342,764,338
Strip, 1/25/14	3,771,680,000	PLN	1,155,422,369
Strip, 7/25/14	1,529,125,000	PLN	462,428,010
Strip, 7/25/15	1,185,944,000	PLN	346,341,444
Strip, 1/25/16	3,536,197,000	PLN	1,013,142,297
			6,748,777,236

Annual Report | 21

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Bond Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Russia 1.1%
Government of Russia, senior bond,
[d]144A, 7.50%, 3/31/30	501,724,720		$579,053,043
[c]Reg S, 7.50%, 3/31/30	130,125,425		150,181,006
			729,234,049
Serbia 0.7%
[d]Government of Serbia, senior note, 144A,
5.25%, 11/21/17	100,490,000		98,668,619
4.875%, 2/25/20	190,710,000		172,711,744
7.25%, 9/28/21	211,710,000		213,087,173
			484,467,536
Slovenia 0.4%
[d]Government of Slovenia, senior note, 144A,
5.50%, 10/26/22	177,120,000		163,624,342
5.85%, 5/10/23	133,030,000		125,563,691
			289,188,033
South Korea 15.0%
Government of Korea, senior bond, 5.625%, 11/03/25	13,150,000		15,077,922
Korea Monetary Stabilization Bond,
senior bond, 3.59%, 10/02/13	304,698,550,000	KRW	274,593,511
senior bond, 3.48%, 12/02/13	188,714,600,000	KRW	170,334,232
senior bond, 3.47%, 2/02/14	805,900,480,000	KRW	728,292,264
senior bond, 3.59%, 4/02/14	381,360,620,000	KRW	345,350,071
senior bond, 2.47%, 4/02/15	804,984,870,000	KRW	721,714,820
senior bond, 2.80%, 8/02/15	220,264,100,000	KRW	198,354,122
senior note, 3.28%, 6/02/14	452,128,690,000	KRW	410,779,396
senior note, 2.57%, 6/09/14	392,805,000,000	KRW	353,460,551
senior note, 2.82%, 8/02/14	229,197,800,000	KRW	206,668,596
senior note, 2.78%, 10/02/14	914,157,100,000	KRW	824,023,313
senior note, 2.84%, 12/02/14	404,622,980,000	KRW	364,969,523
senior note, 2.74%, 2/02/15	975,821,950,000	KRW	879,039,246
senior note, 2.76%, 6/02/15	1,835,253,600,000	KRW	1,652,280,284
Korea Treasury Bond,
senior bond, 3.00%, 12/10/13	1,702,557,850,000	KRW	1,534,774,179
senior bond, 3.50%, 6/10/14	290,240,000,000	KRW	262,998,074
senior bond, 5.25%, 9/10/15	26,000,000,000	KRW	24,533,725
senior bond, 5.00%, 9/10/16	175,000,000,000	KRW	166,827,920
senior note, 3.25%, 12/10/14	212,343,630,000	KRW	192,465,293
senior note, 3.25%, 6/10/15	239,917,540,000	KRW	217,784,715
senior note, 2.75%, 12/10/15	793,131,600,000	KRW	713,364,610
			10,257,686,367
Sri Lanka 0.9%
Government of Sri Lanka,
A, 7.00%, 3/01/14	935,200,000	LKR	6,921,465
A, 11.25%, 7/15/14	23,159,500,000	LKR	175,272,455
A, 11.75%, 3/15/15	166,090,000	LKR	1,263,471
A, 6.50%, 7/15/15	3,488,190,000	LKR	24,289,640
A, 11.00%, 8/01/15	15,208,000,000	LKR	114,362,673

22 | Annual Report

	Templeton Income Trust

	Statement of Investments, August 31, 2013 (continued)

	Templeton Global Bond Fund	Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Sri Lanka (continued)
	Government of Sri Lanka, (continued)
	A, 6.40%, 8/01/16	2,094,100,000	LKR	$13,929,389
	A, 5.80%, 1/15/17	2,419,800,000	LKR	15,486,356
	A, 8.00%, 11/15/18	6,671,840,000	LKR	43,158,622
	A, 9.00%, 5/01/21	10,254,020,000	LKR	66,272,681
	B, 11.75%, 4/01/14	1,487,710,000	LKR	11,273,629
	B, 6.60%, 6/01/14	759,700,000	LKR	5,556,499
	B, 11.00%, 9/01/15	3,443,800,000	LKR	25,899,630
	B, 6.40%, 10/01/16	1,421,400,000	LKR	9,384,983
	B, 5.80%, 7/15/17	810,400,000	LKR	5,064,238
	B, 8.50%, 7/15/18	1,975,710,000	LKR	13,159,879
	C, 8.50%, 4/01/18	3,070,570,000	LKR	20,602,739
	D, 8.50%, 6/01/18	7,532,460,000	LKR	50,730,183
	Sri Lanka Government Bond, 8.00%, 1/01/17	476,700,000	LKR	3,263,189
				605,891,721
	[h]Supranational 0.5%
Inter	-American Development Bank, senior note, 7.50%, 12/05/24	2,473,000,000	MXN	201,101,912
	International Bank for Reconstruction and Development, 2.25%, 11/08/13	860,000,000	SEK	130,066,293
				331,168,205
	Sweden 3.4%
	Government of Sweden, 6.75%, 5/05/14	6,893,300,000	SEK	1,081,282,269
	Kommuninvest I Sverige AB, 2.25%, 5/05/14	8,098,170,000	SEK	1,231,508,939
				2,312,791,208
	Ukraine 3.4%
	[d]Government of Ukraine,
	144A, 7.95%, 6/04/14	391,240,000		388,550,225
	144A, 6.875%, 9/23/15	10,500,000		10,178,438
	[i]144A, 9.25%, 7/24/17	248,820,000		244,154,625
	144A, 7.75%, 9/23/20	167,780,000		148,930,756
	senior bond, 144A, 6.58%, 11/21/16	135,700,000		125,318,950
	[i]senior bond, 144A, 7.80%, 11/28/22	415,920,000		361,840,002
	senior note, 144A, 4.95%, 10/13/15	50,870,000	EUR	64,398,069
	senior note, 144A, 6.25%, 6/17/16	349,346,000		323,363,391
	senior note, 144A, 6.75%, 11/14/17	80,983,000		72,378,556
	senior note, 144A, 7.95%, 2/23/21	554,350,000		494,757,375
	[i]senior note, 144A, 7.50%, 4/17/23	130,600,000		112,071,125
				2,345,941,512
	Venezuela 0.2%
	Government of Venezuela, 10.75%, 9/19/13	133,587,000		133,914,288
	Vietnam 0.3%
	[d]Government of Vietnam, 144A, 6.75%, 1/29/20	199,780,000		211,641,937
	Total Foreign Government and Agency Securities
	(Cost $46,667,210,196)			47,027,459,841

Annual Report | 23

	Templeton Income Trust

	Statement of Investments, August 31, 2013 (continued)

	Templeton Global Bond Fund	Principal Amount*		Value
Quasi	-Sovereign and Corporate Bonds 0.5%
	South Korea 0.2%
	The Export-Import Bank of Korea,
	senior bond, 5.125%, 3/16/15	6,330,000		$6,688,341
	senior note, 4.625%, 2/20/17	14,090,000	EUR	20,414,875
	[d]senior note, 144A, 5.25%, 2/10/14	6,200,000		6,318,749
	[d]senior note, 144A, 1.45%, 5/19/14	691,680,000	SEK	104,435,728
				137,857,693
	Ukraine 0.3%
	[d]Financing of Infrastructure Projects State Enterprise, 144A,
	8.375%, 11/03/17	23,747,000		21,504,927
	7.40%, 4/20/18	238,810,000		203,009,993
				224,514,920
	Total Quasi-Sovereign and Corporate Bonds
	(Cost $387,412,379)			362,372,613
	Municipal Bonds 0.1%
	United States 0.1%
	Bexar County Revenue, Venue Project, Refunding,
	Series A, BHAC Insured, 5.25%, 8/15/47	6,900,000		7,130,046
	Riverside County Transportation Commission Sales Tax Revenue,
	Build America Bonds, Limited Tax, Series B, 6.807%, 6/01/39	24,860,000		30,243,682
	Total Municipal Bonds (Cost $31,013,598)			37,373,728
	Total Investments before Short Term Investments
	(Cost $47,085,636,173)			47,427,206,182
	Short Term Investments 27.2%
	Foreign Government and Agency Securities 15.5%
	Australia 1.4%
	[j]Australia Treasury Bill, 11/08/13	487,700,000	AUD	432,364,407
	Government of Australia, senior note, 6.25%, 6/15/14	552,636,000	AUD	506,989,215
				939,353,622
	Brazil 0.2%
	Letra Tesouro Nacional, Strip, 4/01/14	394,670[a] BRL		156,907,000
	Canada 2.0%
	Government of Canada,
	2.50%, 9/01/13	136,734,000	CAD	129,818,443
	1.00%, 2/01/14	734,458,000	CAD	697,088,454
	2.00%, 3/01/14	272,313,000	CAD	259,716,472
	0.75%, 5/01/14	257,290,000	CAD	243,803,549
				1,330,426,918
	Hungary 0.3%
	[j]Hungary Treasury Bills, 9/18/13 - 6/25/14	40,795,890,000	HUF	177,325,335
	Malaysia 4.9%
	[j]Bank of Negara Monetary Notes, 10/10/13 - 8/05/14	11,199,508,000	MYR	3,343,831,783
	[j]Malaysia Treasury Bills, 12/27/13 - 5/30/14	59,375,000	MYR	17,683,138
				3,361,514,921

24 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Bond Fund	Principal Amount*		Value
Short Term Investments (continued)
Foreign Government and Agency Securities (continued)
Mexico 0.7%
[j]Mexico Treasury Bills, 9/19/13 - 4/30/14	670,175,940[k] MXN		$493,751,150
Norway 0.2%
[j]Norway Treasury Bill, 9/18/13	733,300,000	NOK	119,753,959
Philippines 0.9%
[j]Philippine Treasury Bills, 9/04/13 - 8/06/14	28,756,520,000	PHP	642,046,806
Singapore 3.6%
[j]Monetary Authority of Singapore Treasury Bills, 10/25/13 - 11/22/13	637,075,000	SGD	499,168,278
[j]Singapore Treasury Bills, 9/05/13 - 5/02/14	2,483,672,000	SGD	1,945,433,698
			2,444,601,976
South Korea 0.4%
[j]Korea Monetary Stabilization Bond, 10/22/13	134,472,100,000	KRW	120,662,891
Korea Monetary Stabilization Bond, senior bond, 2.55%, 5/09/14	199,395,200,000	KRW	179,435,581
			300,098,472
Sri Lanka 0.0%†
[j]Sri Lanka Treasury Bill, 10/11/13	204,800,000	LKR	1,527,525
Sweden 0.9%
[j]Sweden Treasury Bills, 9/18/13 - 12/18/13	4,106,530,000	SEK	619,134,000
Total Foreign Government and Agency Securities
(Cost $11,008,422,954)			10,586,441,684
U.S. Government and Agency Securities (Cost $200,365,246) 0.3%
United States 0.3%
[j]FHLB, 9/04/13 - 9/06/13	200,366,000		200,365,800
Total Investments before Money Market Funds
(Cost $58,294,424,373)			58,214,013,666

	Shares
Money Market Funds (Cost $7,788,412,207) 11.4%
United States 11.4%
[l,m]Institutional Fiduciary Trust Money Market Portfolio	7,788,412,207		7,788,412,207
Total Investments (Cost $66,082,836,580) 96.7%			66,002,425,873
Other Assets, less Liabilities 3.3%			2,261,438,536
Net Assets 100.0%			$68,263,864,409

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aPrincipal amount is stated in 1,000 Brazilian Real Units.
bRedemption price at maturity is adjusted for inflation. See Note 1(g).
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At August 31, 2013, the aggregate value of these securities was $1,441,141,898, representing 2.11% of net assets.

Annual Report | 25

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Bond Fund

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At August 31,
2013, the aggregate value of these securities was $5,204,473,830, representing 7.62% of net assets.
ePrincipal amount is stated in 100 Mexican Peso Units.
fPrincipal amount is stated in 100 Unidad de Inversion Units.
gThe coupon rate shown represents the rate at period end.
hA supranational organization is an entity formed by two or more central governments through international treaties.
iA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
jThe security is traded on a discount basis with no stated coupon rate.
kPrincipal amount is stated in 10 Mexican Peso Units.
lNon-income producing.
mSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
nPrincipal amount of security is adjusted for inflation. See Note 1(g).

At August 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

		Forward Exchange Contracts

						Contract		Settlement	Unrealized	Unrealized
		Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
		Indian Rupee	CITI	Buy	1,585,066,500	27,812,576		9/03/13	$—	$(4,106,157)
		Indian Rupee	CITI	Sell	1,585,066,500	23,275,573		9/03/13	—	(430,846)
		Euro	DBAB	Sell	29,458,500	37,169,262		9/04/13	—	(1,769,599)
		Euro	DBAB	Buy	29,458,500	38,957,393		9/04/13	—	(18,532)
		Indian Rupee	HSBK	Buy	2,287,801,000	39,873,971		9/04/13	—	(5,669,830)
		Indian Rupee	HSBK	Sell	2,287,801,000	33,793,220		9/04/13	—	(410,921)
		Malaysian Ringgit	JPHQ	Buy	250,109,000	78,772,007		9/04/13	—	(3,016,218)
		Malaysian Ringgit	JPHQ	Sell	250,109,000	75,641,615		9/04/13	—	(114,174)
		Mexican Peso	HSBK	Buy	615,247,100	44,467,122		9/04/13	1,568,371	—
		Mexican Peso	HSBK	Sell	615,247,100	46,328,848		9/04/13	293,355	—
		Euro	UBSW	Sell	6,417,345	8,098,689		9/06/13	—	(383,945)
		Euro	UBSW	Buy	6,417,345	8,589,616		9/06/13	—	(106,982)
		Indian Rupee	DBAB	Buy	1,011,402,000	17,591,956		9/06/13	—	(2,481,820)
		Indian Rupee	DBAB	Sell	1,011,402,000	15,430,651		9/06/13	320,515	—
		Polish Zloty	DBAB	Buy	207,553,629	47,702,512	EUR	9/06/13	1,139,616	—
		Polish Zloty	DBAB	Sell	207,553,629	48,778,761	EUR	9/06/13	283,002	—
		Singapore Dollar	MSCO	Buy	82,778,200	66,364,048		9/09/13	—	(1,482,461)
		Euro	DBAB	Sell	59,205,000	74,845,777		9/10/13	—	(3,414,116)
		Euro	BZWS	Sell	59,671,104	75,540,634		9/10/13	—	(3,335,377)
		Euro	BZWS	Buy	59,671,104	79,499,812		9/10/13	—	(623,801)
		Euro	DBAB	Buy	59,205,000	78,298,613		9/10/13	—	(38,719)
		Indian Rupee	JPHQ	Buy	3,689,300,000	64,415,143		9/10/13	—	(9,377,798)
		Indian Rupee	DBAB	Buy	3,032,796,000	52,952,589		9/10/13	—	(7,709,036)
		Indian Rupee	DBAB	Sell	3,032,796,000	46,206,993		9/10/13	963,440	—
		Indian Rupee	JPHQ	Sell	3,689,300,000	56,584,356		9/10/13	1,547,011	—
		Mexican Peso	CITI	Buy	1,028,950,000	79,254,860		9/10/13	—	(2,306,616)
		Mexican Peso	CITI	Sell	1,028,950,000	77,190,548		9/10/13	242,303	—
		Polish Zloty	DBAB	Sell	284,819,000	66,417,695	EUR	9/10/13	—	(276,363)
		Polish Zloty	DBAB	Buy	284,819,000	66,537,168	EUR	9/10/13	118,438	—
		Euro	DBAB	Sell	104,415,800	134,111,654		9/11/13	—	(3,910,392)
26	|	Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Bond Fund

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Indian Rupee	DBAB	Buy	394,805,000	6,851,339		9/11/13	$—	$(963,736)
Indian Rupee	HSBK	Buy	394,916,000	6,849,106		9/11/13	—	(959,847)
Indian Rupee	HSBK	Sell	394,916,000	5,829,018		9/11/13	—	(60,240)
Indian Rupee	DBAB	Sell	394,805,000	6,012,869		9/11/13	125,266	—
Mexican Peso	CITI	Buy	783,450,000	60,826,863		9/11/13	—	(2,243,278)
Mexican Peso	CITI	Sell	783,450,000	58,773,443		9/11/13	189,858	—
Singapore Dollar	HSBK	Buy	190,826,500	153,760,898		9/11/13	—	(4,190,657)
Singapore Dollar	HSBK	Sell	190,826,500	148,665,083		9/11/13	—	(905,159)
Euro	BZWS	Sell	54,965,916	70,558,647		9/12/13	—	(2,098,289)
Euro	BZWS	Buy	54,965,916	73,379,498		9/12/13	—	(722,561)
Mexican Peso	CITI	Buy	908,810,000	67,105,516		9/12/13	845,817	—
Mexican Peso	CITI	Sell	908,810,000	68,537,707		9/12/13	586,375	—
Polish Zloty	DBAB	Buy	166,560,000	39,016,163	EUR	9/12/13	—	(77,033)
Chilean Peso	CITI	Buy	53,031,580,000	106,883,560		9/13/13	—	(3,321,898)
Chilean Peso	MSCO	Buy	24,865,500,000	49,980,905		9/13/13	—	(1,422,809)
Chilean Peso	CITI	Sell	53,031,580,000	103,074,014		9/13/13	—	(487,649)
Euro	JPHQ	Sell	204,801,000	264,193,290		9/13/13	—	(6,524,664)
Indian Rupee	JPHQ	Buy	2,855,265,000	46,302,846		9/13/13	—	(3,754,055)
Indian Rupee	HSBK	Buy	982,620,000	16,408,313		9/13/13	—	(1,765,436)
Indian Rupee	JPHQ	Sell	2,855,265,000	41,939,850		9/13/13	—	(608,941)
Indian Rupee	HSBK	Sell	982,620,000	14,687,892		9/13/13	424,629	—
Mexican Peso	JPHQ	Buy	1,456,663,741	108,495,735		9/13/13	408,411	—
Mexican Peso	CITI	Buy	910,540,000	67,857,063		9/13/13	217,386	—
Mexican Peso	CITI	Sell	910,540,000	68,358,859		9/13/13	284,410	—
Chilean Peso	JPHQ	Buy	25,881,000,000	52,205,749		9/16/13	—	(1,690,499)
Euro	BZWS	Sell	149,708,582	193,820,216		9/16/13	—	(4,075,232)
Euro	BZWS	Buy	149,708,582	199,860,957		9/16/13	—	(1,965,509)
Euro	DBAB	Sell	196,930,000	254,866,806		9/17/13	—	(5,450,094)
Euro	UBSW	Sell	136,918,349	177,144,960		9/17/13	—	(3,844,021)
Euro	UBSW	Buy	136,918,349	183,265,210		9/17/13	—	(2,276,229)
Indian Rupee	JPHQ	Buy	2,095,665,000	35,284,120		9/17/13	—	(4,100,021)
Indian Rupee	JPHQ	Sell	2,095,665,000	30,782,388		9/17/13	—	(401,711)
Mexican Peso	JPHQ	Buy	1,108,360,000	82,540,959		9/17/13	292,706	—
Indian Rupee	DBAB	Buy	988,229,000	16,852,185		9/18/13	—	(2,152,376)
Indian Rupee	DBAB	Sell	988,229,000	14,705,789		9/18/13	391,927	—
Japanese Yen	BZWS	Sell	24,270,000,000	311,953,728		9/18/13	64,620,601	—
Euro	BZWS	Sell	58,343,508	76,855,903		9/19/13	—	(267,426)
Philippine Peso	HSBK	Buy	1,562,550,000	37,447,874		9/19/13	—	(2,401,334)
Philippine Peso	HSBK	Sell	1,562,550,000	35,011,203		9/19/13	—	(109,330)
Polish Zloty	DBAB	Buy	354,200,000	83,005,249	EUR	9/19/13	—	(258,706)
Singapore Dollar	JPHQ	Buy	135,883,000	111,088,130		9/19/13	—	(4,581,726)
Singapore Dollar	DBAB	Buy	190,493,600	152,614,645		9/19/13	—	(3,303,927)
Singapore Dollar	JPHQ	Sell	135,883,000	106,009,518		9/19/13	—	(496,886)
Singapore Dollar	DBAB	Sell	190,493,600	149,289,655		9/19/13	313,675	—
Swedish Krona	DBAB	Buy	1,217,000,000	140,084,718	EUR	9/19/13	—	(1,522,863)
Indian Rupee	DBAB	Buy	900,181,000	15,159,284		9/20/13	—	(1,778,866)
								Annual Report | 27

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Bond Fund

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Swedish Krona	UBSW	Buy	1,880,000,000	216,572,396	EUR	9/20/13	$—	$(2,587,160)
Chilean Peso	MSCO	Buy	26,179,074,000	53,193,283		9/23/13	—	(2,157,373)
Hungary Forint	JPHQ	Buy	9,861,822,000	31,725,340	EUR	9/23/13	1,228,579	—
South Korean Won	JPHQ	Buy	126,300,000,000	111,533,027		9/23/13	2,016,497	—
South Korean Won	HSBK	Buy	8,776,000,000	7,741,708		9/23/13	148,321	—
Swedish Krona	DBAB	Buy	1,307,000,000	151,234,639	EUR	9/23/13	—	(2,700,492)
Euro	DBAB	Sell	203,050,000	263,735,554		9/24/13	—	(4,677,167)
Euro	BZWS	Sell	87,741,063	114,044,079		9/24/13	—	(1,941,232)
Philippine Peso	DBAB	Buy	2,114,557,000	50,585,068		9/24/13	—	(3,157,525)
Hungary Forint	JPHQ	Buy	7,894,536,000	25,380,280	EUR	9/25/13	998,619	—
Indian Rupee	JPHQ	Buy	1,429,725,000	23,538,443		9/25/13	—	(2,325,171)
Euro	DBAB	Sell	176,088,661	228,124,621		9/26/13	—	(4,649,255)
Indian Rupee	DBAB	Buy	3,034,046,000	47,288,378		9/26/13	—	(2,287,548)
Malaysian Ringgit	HSBK	Buy	218,283,000	70,018,605		9/26/13	—	(3,983,300)
Malaysian Ringgit	DBAB	Buy	210,507,000	67,063,751		9/26/13	—	(3,380,854)
Mexican Peso	HSBK	Buy	1,303,182,600	97,350,510		9/26/13	—	(36,893)
South Korean Won	HSBK	Buy	129,609,000,000	114,112,520		9/26/13	2,389,167	—
Euro	BZWS	Sell	303,640,000	395,111,550		9/27/13	—	(6,275,360)
Indian Rupee	DBAB	Buy	7,226,684,991	120,479,901		9/27/13	—	(13,332,713)
Indian Rupee	JPHQ	Buy	5,525,190,000	92,109,239		9/27/13	—	(10,189,441)
Indian Rupee	HSBK	Buy	4,401,908,000	72,276,410		9/27/13	—	(7,011,068)
Japanese Yen	JPHQ	Sell	8,250,436,116	98,070,620		9/27/13	13,987,915	—
Chilean Peso	DBAB	Buy	11,405,180,000	23,564,421		9/30/13	—	(1,355,869)
Euro	DBAB	Sell	371,450,000	479,568,880		9/30/13	—	(11,462,361)
Euro	HSBK	Sell	135,560,000	174,395,229		9/30/13	—	(4,805,727)
Euro	MSCO	Sell	102,050,000	131,465,913		9/30/13	—	(3,437,138)
Indian Rupee	DBAB	Buy	2,122,955,800	34,866,113		9/30/13	—	(3,423,146)
Indian Rupee	JPHQ	Buy	3,438,250,500	53,223,692		9/30/13	—	(2,299,976)
Japanese Yen	JPHQ	Sell	2,117,676,000	27,345,140		9/30/13	5,762,947	—
Philippine Peso	HSBK	Buy	1,977,300,000	47,148,171		9/30/13	—	(2,799,838)
Swedish Krona	DBAB	Buy	558,474,000	64,844,586	EUR	9/30/13	—	(1,463,890)
Indian Rupee	CITI	Buy	1,569,772,500	26,076,388		10/03/13	—	(2,849,977)
Philippine Peso	HSBK	Buy	1,581,900,000	37,925,248		10/03/13	—	(2,446,827)
Euro	DBAB	Sell	3,565,000	4,625,409		10/04/13	—	(87,352)
Indian Rupee	HSBK	Buy	2,287,801,000	33,422,951		10/04/13	416,088	—
Philippine Peso	DBAB	Buy	2,397,810,000	57,363,876		10/04/13	—	(3,587,252)
Philippine Peso	HSBK	Buy	1,923,378,000	46,108,693		10/04/13	—	(2,972,341)
Euro	UBSW	Sell	210,255,000	272,307,558		10/07/13	—	(5,643,052)
Euro	DBAB	Sell	67,415,000	87,398,828		10/07/13	—	(1,721,718)
Indian Rupee	JPHQ	Buy	2,575,440,000	42,143,985		10/07/13	—	(4,088,732)
Indian Rupee	DBAB	Buy	1,979,778,000	32,386,092		10/07/13	—	(3,132,468)
Philippine Peso	HSBK	Buy	2,867,508,000	68,948,712		10/07/13	—	(4,640,873)
Indian Rupee	DBAB	Buy	2,510,663,000	41,636,202		10/08/13	—	(4,550,529)
Euro	DBAB	Sell	319,800,000	419,203,434		10/09/13	—	(3,565,768)
Euro	UBSW	Sell	102,935,000	134,515,458		10/09/13	—	(1,562,553)
Euro	UBSW	Sell	102,960,000	133,626,636		10/11/13	—	(2,485,547)

28 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Bond Fund

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Philippine Peso	HSBK	Buy	1,653,981,000	39,796,468		10/11/13	$—	$(2,705,871)
Philippine Peso	JPHQ	Buy	939,542,000	22,617,222		10/11/13	—	(1,547,951)
Indian Rupee	DBAB	Buy	2,891,384,000	47,269,553		10/15/13	—	(4,660,012)
Malaysian Ringgit	DBAB	Buy	215,381,806	68,767,004		10/16/13	—	(3,692,712)
Philippine Peso	DBAB	Buy	560,732,000	13,472,981		10/16/13	—	(899,481)
Euro	HSBK	Sell	137,930,000	179,309,000		10/17/13	—	(3,037,717)
Indian Rupee	DBAB	Buy	3,845,730,000	62,961,150		10/17/13	—	(6,325,508)
Philippine Peso	HSBK	Buy	1,802,110,000	43,525,022		10/17/13	—	(3,116,250)
Indian Rupee	JPHQ	Buy	2,057,100,000	33,989,012		10/18/13	—	(3,704,437)
Japanese Yen	JPHQ	Sell	37,163,677,500	422,221,197		10/18/13	43,430,917	—
Malaysian Ringgit	JPHQ	Buy	109,258,000	35,170,771		10/18/13	—	(2,164,472)
Chilean Peso	CITI	Buy	8,534,203,142	17,261,738		10/21/13	—	(690,405)
Mexican Peso	DBAB	Buy	1,955,968,680	147,410,010		10/21/13	—	(1,675,663)
Singapore Dollar	JPHQ	Buy	136,940,000	110,658,586		10/21/13	—	(3,322,125)
Indian Rupee	JPHQ	Buy	1,454,842,000	23,888,247		10/22/13	—	(2,498,649)
Indian Rupee	DBAB	Buy	725,918,000	11,919,444		10/22/13	—	(1,246,743)
Japanese Yen	BZWS	Sell	6,869,100,000	69,950,102		10/22/13	—	(64,686)
Japanese Yen	BZWS	Sell	2,349,656,500	24,002,220		10/22/13	52,837	—
Malaysian Ringgit	HSBK	Buy	190,522,200	61,853,841		10/22/13	—	(4,313,096)
Mexican Peso	DBAB	Buy	1,798,400,870	135,110,429		10/22/13	—	(1,127,962)
Malaysian Ringgit	DBAB	Buy	136,438,000	44,005,160		10/23/13	—	(2,801,404)
Mexican Peso	CITI	Buy	629,982,970	47,163,804		10/23/13	—	(233,678)
Euro	JPHQ	Sell	7,387,013	9,675,879		10/24/13	—	(90,209)
Malaysian Ringgit	HSBK	Buy	90,961,633	29,333,000		10/24/13	—	(1,864,730)
Malaysian Ringgit	JPHQ	Buy	32,000,000	10,306,290		10/24/13	—	(643,044)
Euro	BZWS	Sell	32,572,095	42,487,692		10/25/13	—	(574,808)
South Korean Won	JPHQ	Buy	144,472,760,000	127,993,586		10/25/13	1,646,918	—
Chilean Peso	CITI	Buy	22,313,350,000	45,855,631		10/28/13	—	(2,569,166)
Chilean Peso	DBAB	Buy	3,765,313,000	7,460,497		10/29/13	—	(157,010)
Chilean Peso	BZWS	Buy	1,883,586,000	3,740,242		10/29/13	—	(86,696)
Euro	DBAB	Sell	175,760,000	228,962,552		10/29/13	—	(3,407,820)
Euro	UBSW	Sell	139,330,000	181,623,622		10/29/13	—	(2,583,046)
Indian Rupee	HSBK	Buy	2,267,330,000	37,681,128		10/29/13	—	(4,423,629)
Chilean Peso	MSCO	Buy	7,610,341,800	15,572,625		10/30/13	—	(813,508)
Euro	DBAB	Sell	189,168,918	244,827,143		10/31/13	—	(5,272,986)
Malaysian Ringgit	JPHQ	Buy	115,374,900	37,262,184		10/31/13	—	(2,437,247)
Norwegian Krone	BZWS	Buy	583,844,000	75,991,670	EUR	10/31/13	—	(5,287,661)
Euro	DBAB	Sell	11,263,065	14,698,131		11/04/13	—	(192,996)
Euro	DBAB	Sell	84,940,000	110,594,428		11/05/13	—	(1,706,917)
Euro	BZWS	Sell	79,210,113	103,116,517		11/05/13	—	(1,609,198)
Japanese Yen	BZWS	Sell	6,464,800,000	81,328,469		11/05/13	15,429,643	—
Japanese Yen	CITI	Sell	6,474,170,000	81,434,052		11/05/13	15,439,713	—
Japanese Yen	UBSW	Sell	12,949,800,000	162,784,091		11/05/13	30,780,531	—
Indian Rupee	HSBK	Buy	1,251,285,000	20,109,525		11/06/13	—	(1,794,910)
Indian Rupee	JPHQ	Buy	792,240,000	12,740,357		11/06/13	—	(1,144,621)
Indian Rupee	HSBK	Buy	541,250,000	8,697,294		11/07/13	—	(777,335)

								Annual Report | 29

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Bond Fund

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Euro	DBAB	Sell	65,121,000	83,680,485		11/08/13	$—	$(2,418,672)
Indian Rupee	DBAB	Buy	4,385,197,150	69,655,505		11/08/13	—	(5,505,358)
Indian Rupee	HSBK	Buy	897,700,000	14,263,810		11/08/13	—	(1,131,541)
Japanese Yen	CITI	Sell	9,190,446,650	115,064,687		11/08/13	21,380,597	—
Norwegian Krone	UBSW	Buy	565,378,500	75,833,747	EUR	11/08/13	—	(8,118,602)
Euro	JPHQ	Sell	101,421,123	129,867,212		11/12/13	—	(4,227,949)
Indian Rupee	HSBK	Buy	394,916,000	5,706,879		11/12/13	64,075	—
Japanese Yen	HSBK	Sell	6,367,072,000	68,206,449		11/12/13	3,301,496	—
Mexican Peso	CITI	Buy	435,292,000	33,580,868		11/12/13	—	(1,210,171)
Indian Rupee	JPHQ	Buy	2,855,265,000	45,614,905		11/13/13	—	(3,901,757)
Indian Rupee	HSBK	Buy	982,620,000	14,441,799		11/13/13	—	(483,864)
Indian Rupee	JPHQ	Buy	2,855,265,000	41,177,747		11/13/13	535,401	—
Japanese Yen	JPHQ	Sell	9,028,069,000	114,131,273		11/13/13	22,100,057	—
Malaysian Ringgit	JPHQ	Buy	338,000,000	108,542,068		11/14/13	—	(6,605,064)
Euro	MSCO	Sell	144,241,714	184,027,185		11/15/13	—	(6,685,994)
Euro	DBAB	Sell	102,118,400	130,366,392		11/15/13	—	(4,652,280)
Japanese Yen	MSCO	Sell	3,400,000,000	42,980,848		11/15/13	8,321,241	—
Japanese Yen	CITI	Sell	12,407,760,000	156,866,652		11/15/13	30,381,921	—
Japanese Yen	UBSW	Sell	9,153,053,700	115,656,478		11/15/13	22,350,230	—
Indian Rupee	JPHQ	Buy	2,310,323,000	36,750,954		11/18/13	—	(3,044,114)
Indian Rupee	DBAB	Buy	988,229,000	14,456,246		11/18/13	—	(438,880)
Euro	DBAB	Sell	37,050,139	47,599,796		11/19/13	—	(1,387,845)
Japanese Yen	DBAB	Sell	10,792,263,000	133,161,370		11/19/13	23,142,776	—
Japanese Yen	CITI	Sell	13,358,646,000	165,450,589		11/19/13	29,269,748	—
Malaysian Ringgit	DBAB	Buy	79,333,360	25,460,000		11/19/13	—	(1,541,103)
Euro	DBAB	Sell	145,693,000	186,545,317		11/20/13	—	(6,090,519)
Euro	JPHQ	Sell	99,622,810	127,179,974		11/20/13	—	(4,541,683)
Euro	UBSW	Sell	43,392,971	55,547,342		11/20/13	—	(1,827,008)
Indian Rupee	JPHQ	Buy	4,113,949,900	64,991,823		11/20/13	—	(5,002,761)
Indian Rupee	HSBK	Buy	3,869,965,050	61,098,762		11/20/13	—	(4,667,454)
Japanese Yen	JPHQ	Sell	5,389,206,000	66,778,675		11/20/13	11,839,698	—
Japanese Yen	HSBK	Sell	2,816,138,000	34,866,570		11/20/13	6,158,122	—
Japanese Yen	UBSW	Sell	4,305,100,000	53,315,252		11/20/13	9,427,936	—
Japanese Yen	CITI	Sell	15,005,634,000	185,502,077		11/20/13	32,530,715	—
Malaysian Ringgit	HSBK	Buy	218,456,900	69,990,869		11/20/13	—	(4,130,358)
South Korean Won	JPHQ	Buy	193,500,000,000	171,603,405		11/22/13	1,759,768	—
Indian Rupee	DBAB	Buy	3,034,046,000	46,591,258		11/26/13	—	(2,420,059)
Euro	DBAB	Sell	277,024,466	359,558,279		11/29/13	—	(6,737,461)
Indian Rupee	JPHQ	Buy	5,083,752,500	77,696,227		11/29/13	—	(3,738,425)
Indian Rupee	HSBK	Buy	6,089,994,500	92,319,540		11/29/13	—	(3,723,054)
Indian Rupee	DBAB	Buy	4,439,003,000	66,125,473		11/29/13	—	(1,547,407)
Malaysian Ringgit	HSBK	Buy	126,924,000	40,882,561		11/29/13	—	(2,637,914)
South Korean Won	JPHQ	Buy	155,855,000,000	137,305,083		11/29/13	2,277,885	—
Euro	DBAB	Sell	89,200,000	116,312,786		12/03/13	—	(1,633,740)
Euro	UBSW	Sell	41,865,000	54,581,494		12/03/13	—	(775,360)
Indian Rupee	CITI	Buy	1,585,066,500	22,637,339		12/03/13	403,837	—

30 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Bond Fund

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Indian Rupee	JPHQ	Buy	3,689,300,000	55,336,733		12/04/13	$—	$(1,718,122)
Malaysian Ringgit	JPHQ	Buy	352,411,000	113,886,699		12/04/13	—	(7,728,681)
Chilean Peso	DBAB	Buy	8,550,080,000	16,998,171		12/05/13	—	(511,481)
Chilean Peso	DBAB	Buy	16,276,230,000	32,429,229		12/06/13	—	(1,048,524)
Euro	UBSW	Sell	226,537,356	297,393,037		12/09/13	—	(2,157,407)
Euro	HSBK	Sell	21,570,052	28,371,089		12/09/13	—	(151,000)
Singapore Dollar	DBAB	Buy	150,355,000	123,464,444		12/10/13	—	(5,606,720)
Singapore Dollar	GSCO	Buy	87,786,250	70,567,725		12/11/13	—	(1,755,117)
Euro	JPHQ	Sell	127,432,000	166,338,901		12/13/13	—	(2,167,032)
Malaysian Ringgit	DBAB	Buy	151,275,000	47,683,215		12/13/13	—	(2,137,434)
Polish Zloty	DBAB	Buy	35,195,600	8,335,449	EUR	12/13/13	—	(200,247)
Singapore Dollar	DBAB	Buy	150,260,000	119,216,122		12/13/13	—	(1,431,770)
Mexican Peso	CITI	Buy	2,030,785,800	155,457,335		12/16/13	—	(4,873,712)
Swedish Krona	MSCO	Buy	1,056,848,700	120,598,021	EUR	12/16/13	—	(307,789)
Australian Dollar	MSCO	Buy	147,210,000	151,261,955		12/17/13	—	(21,129,255)
Australian Dollar	JPHQ	Buy	293,760,010	25,136,339,031	JPY	12/17/13	3,385,579	—
Malaysian Ringgit	JPHQ	Buy	140,706,364	45,345,267		12/17/13	—	(2,991,119)
Swedish Krona	UBSW	Buy	433,849,000	49,139,087	EUR	12/17/13	358,291	—
Indian Rupee	JPHQ	Buy	2,095,665,000	30,015,254		12/18/13	358,415	—
Swedish Krona	UBSW	Buy	433,883,000	48,846,396	EUR	12/18/13	748,685	—
Swedish Krona	DBAB	Buy	1,217,000,000	137,584,082	EUR	12/19/13	1,335,155	—
Malaysian Ringgit	HSBK	Buy	167,392,229	53,880,000		12/20/13	—	(3,501,709)
Mexican Peso	CITI	Buy	973,603,510	72,686,813		12/23/13	—	(536,561)
Singapore Dollar	DBAB	Buy	205,097,300	163,294,029		12/23/13	—	(2,519,368)
Malaysian Ringgit	JPHQ	Buy	159,282,000	49,402,022		12/31/13	—	(1,494,540)
Chilean Peso	DBAB	Buy	24,066,765,000	48,718,148		1/07/14	—	(2,502,564)
Japanese Yen	DBAB	Sell	10,434,667,000	120,521,916		1/07/14	14,109,305	—
Chilean Peso	DBAB	Buy	12,284,600,000	24,857,548		1/08/14	—	(1,270,285)
Malaysian Ringgit	DBAB	Buy	108,664,680	35,129,047		1/08/14	—	(2,460,658)
Chilean Peso	DBAB	Buy	17,261,240,000	35,055,321		1/10/14	—	(1,920,844)
Euro	CITI	Sell	29,000,000	38,040,750		1/10/14	—	(310,596)
Japanese Yen	CITI	Sell	3,332,090,000	38,190,581		1/10/14	4,209,139	—
Mexican Peso	CITI	Buy	2,335,652,631	178,635,000		1/10/14	—	(5,812,022)
Chilean Peso	MSCO	Buy	21,679,600,000	44,050,798		1/13/14	—	(2,450,460)
Euro	UBSW	Sell	49,935,936	65,365,641		1/13/14	—	(673,396)
Euro	JPHQ	Sell	26,531,589	34,736,483		1/14/14	—	(351,018)
Euro	CITI	Sell	192,914,073	256,575,717		1/14/14	1,450,675	—
Japanese Yen	UBSW	Sell	3,331,470,000	38,154,613		1/14/14	4,178,390	—
Japanese Yen	HSBK	Sell	12,607,090,000	143,588,724		1/15/14	15,013,417	—
Japanese Yen	DBAB	Sell	3,362,520,000	37,898,652		1/16/14	3,605,207	—
Japanese Yen	UBSW	Sell	10,082,050,000	113,549,386		1/16/14	10,725,245	—
Malaysian Ringgit	JPHQ	Buy	25,017,400	8,152,974		1/16/14	—	(635,287)
Japanese Yen	HSBK	Sell	10,034,848,500	113,838,327		1/17/14	11,494,750	—
Japanese Yen	JPHQ	Sell	39,352,550,000	444,443,629		1/17/14	43,094,201	—
Japanese Yen	DBAB	Sell	21,669,570,000	244,444,006		1/17/14	23,440,042	—
Euro	BZWS	Sell	139,061,000	182,774,825		1/21/14	—	(1,135,455)

								Annual Report | 31

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Bond Fund

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Chilean Peso	DBAB	Buy	20,283,160,000	41,225,935		1/22/14	$—	$(2,348,825)
Euro	JPHQ	Sell	25,614,073	34,162,483		1/22/14	287,355	—
Euro	CITI	Sell	42,223,091	56,468,106		1/22/14	627,218	—
Malaysian Ringgit	HSBK	Buy	149,324,973	48,304,912		1/23/14	—	(3,450,829)
Chilean Peso	DBAB	Buy	28,770,380,000	58,529,916		1/24/14	—	(3,398,931)
Euro	BZWS	Sell	94,940,000	125,649,767		1/27/14	87,333	—
Japanese Yen	UBSW	Sell	15,371,620,000	174,241,895		1/27/14	17,456,837	—
Chilean Peso	DBAB	Buy	17,914,400,000	36,433,598		1/28/14	—	(2,122,383)
Euro	CITI	Sell	81,493,700	109,076,873		1/28/14	1,297,370	—
Japanese Yen	HSBK	Sell	17,605,035,074	196,704,303		1/28/14	17,137,746	—
Japanese Yen	DBAB	Sell	13,902,366,365	155,246,972		1/28/14	13,446,627	—
Chilean Peso	DBAB	Buy	10,855,470,000	22,124,671		1/29/14	—	(1,335,920)
Chilean Peso	JPHQ	Buy	23,075,040,000	46,900,488		1/30/14	—	(2,716,168)
Swedish Krona	UBSW	Buy	968,454,000	110,984,873	EUR	1/30/14	—	(1,085,819)
Chilean Peso	JPHQ	Buy	24,540,000,000	49,756,691		1/31/14	—	(2,773,099)
Chilean Peso	DBAB	Buy	21,710,940,000	44,105,515		1/31/14	—	(2,538,362)
Chilean Peso	DBAB	Buy	20,259,910,000	41,020,267		2/03/14	—	(2,245,691)
Chilean Peso	DBAB	Buy	28,279,300,000	57,495,781		2/04/14	—	(3,379,969)
Mexican Peso	CITI	Buy	632,490,760	47,900,000		2/04/14	—	(1,198,700)
Malaysian Ringgit	DBAB	Buy	152,706,100	48,355,320		2/05/14	—	(2,519,426)
Chilean Peso	DBAB	Buy	13,711,100,000	27,845,451		2/06/14	—	(1,614,152)
Chilean Peso	DBAB	Buy	31,938,300,000	64,750,057		2/07/14	—	(3,655,110)
Singapore Dollar	HSBK	Buy	139,904,000	113,090,292		2/07/14	—	(3,404,683)
Singapore Dollar	DBAB	Buy	139,923,000	109,903,860		2/07/14	—	(203,354)
Chilean Peso	BZWS	Buy	20,031,600,000	37,924,271		2/10/14	379,997	—
Euro	HSBK	Sell	73,778,000	99,773,678		2/10/14	2,193,785	—
Euro	CITI	Sell	80,318,000	108,764,226		2/10/14	2,534,430	—
Japanese Yen	CITI	Sell	12,481,439,000	126,699,681		2/10/14	—	(621,033)
Malaysian Ringgit	DBAB	Buy	200,633,268	63,691,079		2/10/14	—	(3,486,549)
Mexican Peso	CITI	Buy	2,336,489,000	181,347,459		2/10/14	—	(8,915,250)
Swedish Krona	UBSW	Buy	652,300,000	74,334,488	EUR	2/10/14	—	(206,197)
Chilean Peso	BZWS	Buy	16,174,200,000	32,794,404		2/11/14	—	(1,870,069)
Euro	BZWS	Sell	150,959,000	203,960,705		2/11/14	4,299,304	—
Mexican Peso	CITI	Buy	1,256,968,280	95,899,158		2/11/14	—	(3,143,099)
Polish Zloty	DBAB	Buy	52,182,000	12,132,245	EUR	2/11/14	—	(58,102)
Polish Zloty	BZWS	Buy	52,182,000	12,106,350	EUR	2/11/14	—	(23,853)
Singapore Dollar	HSBK	Buy	190,826,500	148,723,015		2/11/14	888,006	—
Chilean Peso	DBAB	Buy	11,009,800,000	22,291,557		2/12/14	—	(1,243,936)
Japanese Yen	HSBK	Sell	28,357,850,000	304,883,778		2/12/14	15,606,208	—
Japanese Yen	GSCO	Sell	5,856,880,500	63,099,337		2/12/14	3,353,477	—
Japanese Yen	JPHQ	Sell	28,342,918,000	304,883,529		2/12/14	15,758,280	—
Malaysian Ringgit	DBAB	Buy	481,829,000	147,809,375		2/12/14	—	(3,242,122)
Mexican Peso	MSCO	Buy	2,139,414,000	164,086,292		2/12/14	—	(6,224,827)
Singapore Dollar	BZWS	Buy	38,999,058	30,736,962		2/12/14	—	(160,984)
South Korean Won	DBAB	Buy	98,884,000,000	88,092,650		2/12/14	164,703	—
Euro	UBSW	Sell	140,680,000	188,694,084		2/13/14	2,626,490	—

32 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Bond Fund

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Japanese Yen	CITI	Sell	37,564,700,000	406,511,376		2/13/14	$23,311,896	$—
Japanese Yen	JPHQ	Sell	18,810,700,000	203,255,643		2/13/14	11,366,703	—
Mexican Peso	CITI	Buy	1,155,788,000	87,476,859		2/13/14	—	(2,201,648)
Chilean Peso	MSCO	Buy	26,354,310,000	53,311,035		2/14/14	—	(2,941,573)
Chilean Peso	DBAB	Buy	9,810,760,000	19,901,333		2/14/14	—	(1,150,597)
Mexican Peso	MSCO	Buy	544,517,320	41,335,863		2/14/14	—	(1,164,214)
Polish Zloty	DBAB	Buy	52,182,000	12,110,846	EUR	2/14/14	—	(32,799)
Singapore Dollar	DBAB	Buy	95,420,000	75,877,699		2/14/14	—	(1,066,201)
Chilean Peso	DBAB	Buy	20,505,700,000	41,591,181		2/18/14	—	(2,419,293)
Japanese Yen	JPHQ	Sell	22,341,630,000	241,093,767		2/18/14	13,176,370	—
Japanese Yen	GSCO	Sell	1,893,879,790	20,346,796		2/18/14	1,026,444	—
Mexican Peso	DBAB	Buy	1,413,199,480	107,691,213		2/18/14	—	(3,467,924)
Singapore Dollar	HSBK	Buy	84,114,500	66,546,282		2/18/14	—	(597,742)
Euro	JPHQ	Sell	145,696,000	194,719,790		2/19/14	2,013,516	—
Japanese Yen	CITI	Sell	18,760,200,000	203,255,741		2/19/14	11,872,628	—
Japanese Yen	GSCO	Sell	18,956,860,000	204,504,593		2/19/14	11,115,244	—
Malaysian Ringgit	HSBK	Buy	51,597,000	16,341,610		2/19/14	—	(866,663)
Chilean Peso	CITI	Buy	20,803,900,000	42,301,545		2/20/14	—	(2,569,875)
Euro	BZWS	Sell	165,746,000	221,244,391		2/20/14	2,017,956	—
Chilean Peso	JPHQ	Buy	10,742,400,000	21,834,146		2/21/14	—	(1,320,660)
Euro	GSCO	Sell	74,206,000	99,332,152		2/21/14	1,182,101	—
Malaysian Ringgit	HSBK	Buy	571,500,000	172,263,082		2/21/14	—	(878,494)
Malaysian Ringgit	JPHQ	Buy	177,750,000	53,581,118		2/21/14	—	(276,462)
South Korean Won	JPHQ	Buy	223,223,000,000	198,791,522		2/21/14	360,968	—
Chilean Peso	JPHQ	Buy	18,232,450,000	36,986,408		2/24/14	—	(2,183,022)
Chilean Peso	MSCO	Buy	12,954,520,000	26,205,158		2/24/14	—	(1,476,657)
Japanese Yen	HSBK	Sell	6,688,700,000	71,575,174		2/24/14	3,337,297	—
Mexican Peso	CITI	Buy	906,059,000	68,443,798		2/24/14	—	(1,655,880)
Chilean Peso	DBAB	Buy	14,257,230,000	28,825,778		2/25/14	—	(1,613,949)
Japanese Yen	BZWS	Sell	9,408,100,000	101,627,887		2/25/14	5,646,010	—
Japanese Yen	JPHQ	Sell	6,693,900,000	72,208,409		2/25/14	3,916,927	—
Malaysian Ringgit	DBAB	Buy	251,710,000	79,594,612		2/25/14	—	(4,127,521)
Mexican Peso	DBAB	Buy	1,242,200,000	94,152,424		2/25/14	—	(2,594,419)
Chilean Peso	MSCO	Buy	22,054,300,000	44,585,667		2/26/14	—	(2,497,308)
Chilean Peso	DBAB	Buy	13,753,090,000	27,784,020		2/26/14	—	(1,537,665)
Euro	UBSW	Sell	211,027,544	282,006,658		2/26/14	2,881,584	—
Euro	BZWS	Sell	207,294,428	276,354,536		2/26/14	2,167,235	—
Japanese Yen	UBSW	Sell	11,809,161,000	119,938,665		2/26/14	—	(539,927)
Singapore Dollar	BZWS	Buy	128,018,000	99,928,187		2/26/14	444,630	—
Chilean Peso	DBAB	Buy	19,918,030,000	40,270,987		2/27/14	—	(2,263,227)
Euro	BZWS	Sell	204,674,498	273,393,563		2/27/14	2,670,539	—
Japanese Yen	BZWS	Sell	29,025,800,000	312,503,705		2/27/14	16,375,652	—
Japanese Yen	DBAB	Sell	19,674,334,000	214,939,001		2/27/14	14,216,809	—
Malaysian Ringgit	HSBK	Buy	252,009,900	75,114,724		2/27/14	433,385	—
Singapore Dollar	DBAB	Buy	178,717,500	139,754,066		2/27/14	370,028	—
Chilean Peso	JPHQ	Buy	10,953,800,000	22,144,547		2/28/14	—	(1,244,470)

								Annual Report | 33

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Bond Fund

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Chilean Peso	DBAB	Buy	8,038,300,000	16,229,809		2/28/14	$—	$(892,567)
Euro	GSCO	Sell	31,393,000	41,170,350		2/28/14	—	(353,349)
Euro	UBSW	Sell	143,335,694	191,964,339		2/28/14	2,373,407	—
Japanese Yen	BZWS	Sell	42,387,239,840	464,000,000		2/28/14	31,550,896	—
Malaysian Ringgit	HSBK	Buy	311,715,000	98,731,471		2/28/14	—	(5,290,540)
Mexican Peso	CITI	Buy	3,028,805,800	226,204,008		2/28/14	—	(3,020,060)
Mexican Peso	MSCO	Buy	274,416,700	20,635,938		2/28/14	—	(414,964)
Singapore Dollar	DBAB	Buy	68,720,000	55,522,340		2/28/14	—	(1,642,096)
Singapore Dollar	DBAB	Buy	68,720,000	53,591,203		2/28/14	289,040	—
Swedish Krona	UBSW	Buy	2,014,983,000	230,750,653	EUR	2/28/14	—	(2,278,764)
Chilean Peso	DBAB	Buy	12,395,040,000	25,043,014		3/03/14	—	(1,400,014)
Japanese Yen	JPHQ	Sell	9,819,200,000	107,979,238		3/03/14	7,797,282	—
Polish Zloty	DBAB	Buy	284,819,000	65,723,417	EUR	3/03/14	229,465	—
Japanese Yen	UBSW	Sell	12,728,600,000	138,459,698		3/04/14	8,592,774	—
Japanese Yen	HSBK	Sell	9,813,450,000	107,780,890		3/04/14	7,656,559	—
Malaysian Ringgit	JPHQ	Buy	250,109,000	74,853,799		3/04/14	101,547	—
Chilean Peso	BZWS	Buy	30,271,200,000	61,123,069		3/05/14	—	(3,393,449)
Chilean Peso	DBAB	Buy	12,395,040,000	24,974,894		3/05/14	—	(1,336,553)
Euro	DBAB	Sell	37,178,000	48,424,345		3/05/14	—	(752,197)
Chilean Peso	DBAB	Buy	12,092,440,000	24,343,110		3/06/14	—	(1,284,124)
Chilean Peso	DBAB	Buy	12,019,520,000	24,269,601		3/07/14	—	(1,351,923)
Euro	BZWS	Sell	80,229,957	104,976,085		3/07/14	—	(1,147,527)
Euro	GSCO	Sell	46,970,000	61,359,260		3/07/14	—	(769,978)
Japanese Yen	BZWS	Sell	35,663,421,500	359,717,352		3/07/14	—	(4,159,522)
Japanese Yen	MSCO	Sell	6,405,061,130	69,075,137		3/07/14	3,723,762	—
Chilean Peso	MSCO	Buy	12,816,000,000	25,890,909		3/10/14	—	(1,461,799)
Euro	CITI	Sell	109,690,000	143,304,501		3/10/14	—	(1,788,931)
Euro	MSCO	Sell	82,877,000	108,299,520		3/10/14	—	(1,326,776)
Euro	GSCO	Sell	38,210,000	49,826,604		3/10/14	—	(716,016)
Euro	HSBK	Sell	29,251,000	38,172,555		3/10/14	—	(519,468)
Euro	BZWS	Sell	23,992,252	31,255,666		3/10/14	—	(480,300)
Singapore Dollar	GSCO	Buy	87,786,250	70,426,193		3/11/14	—	(1,595,811)
Chilean Peso	MSCO	Buy	24,865,500,000	50,263,796		3/12/14	—	(2,875,966)
Euro	DBAB	Sell	129,470,000	168,852,713		3/12/14	—	(2,406,272)
Chilean Peso	DBAB	Buy	11,693,890,000	23,643,126		3/13/14	—	(1,359,499)
Mexican Peso	CITI	Buy	897,849,000	69,155,742		3/13/14	—	(3,071,633)
Mexican Peso	CITI	Buy	553,062,600	42,015,498		3/14/14	—	(1,312,184)
Singapore Dollar	HSBK	Buy	240,069,100	192,486,450		3/14/14	—	(4,255,110)
Euro	DBAB	Sell	103,280,000	134,064,670		3/17/14	—	(2,553,733)
Euro	BZWS	Sell	52,945,647	68,896,582		3/17/14	—	(1,139,724)
Japanese Yen	CITI	Sell	8,267,822,900	86,361,549		3/17/14	1,995,494	—
Chilean Peso	DBAB	Buy	23,672,830,000	47,988,709		3/18/14	—	(2,900,467)
Euro	DBAB	Sell	112,249,000	146,041,561		3/18/14	—	(2,441,600)
Euro	CITI	Sell	6,192,249	8,038,685		3/18/14	—	(152,432)
Singapore Dollar	DBAB	Buy	109,530,000	87,764,423		3/18/14	—	(1,884,548)
Hungary Forint	DBAB	Buy	20,036,298,800	63,450,685	EUR	3/19/14	2,478,768	—

34 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Bond Fund

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Hungary Forint	JPHQ	Buy	6,004,960,140	19,035,206	EUR	3/19/14	$718,058	$—
Japanese Yen	CITI	Sell	25,386,870,000	266,871,823		3/19/14	7,815,164	—
Japanese Yen	MSCO	Sell	12,384,230,000	129,454,137		3/19/14	3,081,045	—
Philippine Peso	HSBK	Buy	1,562,550,000	34,925,123		3/19/14	55,708	—
Polish Zloty	DBAB	Buy	223,787,690	52,378,628	EUR	3/19/14	—	(867,997)
Singapore Dollar	HSBK	Buy	217,756,000	174,546,912		3/19/14	—	(3,809,337)
Singapore Dollar	DBAB	Buy	190,493,600	149,355,203		3/19/14	—	(358,853)
Singapore Dollar	JPHQ	Buy	135,883,000	106,055,852		3/19/14	486,948	—
Hungary Forint	JPHQ	Buy	10,046,465,000	31,725,345	EUR	3/20/14	1,358,061	—
Chilean Peso	JPHQ	Buy	10,835,800,000	21,912,639		3/21/14	—	(1,280,421)
Euro	DBAB	Sell	34,555,000	44,835,113		3/21/14	—	(874,851)
Euro	BZWS	Sell	4,383,502	5,692,416		3/21/14	—	(106,158)
Hungary Forint	JPHQ	Buy	9,992,530,000	31,725,339	EUR	3/21/14	1,122,056	—
Japanese Yen	DBAB	Sell	8,258,238,000	87,469,289		3/24/14	3,194,910	—
Japanese Yen	BZWS	Sell	8,436,480,000	89,183,378		3/24/14	3,090,059	—
Mexican Peso	CITI	Buy	1,615,454,200	118,483,703		3/24/14	302,945	—
Japanese Yen	BZWS	Sell	8,566,803,330	90,319,487		3/25/14	2,895,325	—
South Korean Won	HSBK	Buy	45,379,000,000	39,999,119		3/25/14	442,145	—
Swedish Krona	CITI	Buy	150,300,000	17,772,050	EUR	3/25/14	—	(928,209)
Euro	DBAB	Sell	29,745,000	38,646,191		3/26/14	—	(701,813)
Euro	CITI	Sell	7,237,832	9,414,248		3/26/14	—	(160,277)
Malaysian Ringgit	DBAB	Buy	152,218,000	47,960,804		3/26/14	—	(2,403,724)
Malaysian Ringgit	HSBK	Buy	145,031,000	45,673,301		3/26/14	—	(2,267,206)
Euro	DBAB	Sell	990,895	1,277,680		3/31/14	—	(33,146)
Chilean Peso	DBAB	Buy	12,117,060,000	24,538,396		4/04/14	—	(1,498,291)
Euro	DBAB	Sell	74,973,000	96,501,497		4/04/14	—	(2,679,708)
Euro	HSBK	Sell	133,988,000	175,104,898		4/10/14	—	(2,151,085)
Euro	DBAB	Sell	113,621,500	148,702,138		4/11/14	—	(1,611,112)
Euro	UBSW	Sell	66,994,000	87,711,895		4/11/14	—	(916,454)
Chilean Peso	MSCO	Buy	24,383,100,000	49,847,899		4/14/14	—	(3,529,914)
Euro	JPHQ	Sell	214,266,000	280,836,946		4/14/14	—	(2,625,325)
Euro	HSBK	Sell	117,406,000	153,676,236		4/16/14	—	(1,646,773)
Chilean Peso	MSCO	Buy	21,847,300,000	44,355,497		4/21/14	—	(2,882,994)
Japanese Yen	BZWS	Sell	2,679,000,000	27,540,053		4/21/14	193,206	—
Japanese Yen	JPHQ	Sell	1,609,650,000	16,524,060		4/21/14	92,984	—
Japanese Yen	CITI	Sell	6,890,100,000	70,411,323		4/22/14	77,440	—
Japanese Yen	JPHQ	Sell	2,465,150,000	25,182,601		4/22/14	18,442	—
Euro	DBAB	Sell	107,566,000	140,986,756		4/23/14	—	(1,322,379)
Mexican Peso	CITI	Buy	618,239,190	49,021,860		4/23/14	—	(3,681,596)
Euro	BZWS	Sell	248,233,324	324,242,368		4/25/14	—	(4,171,393)
Malaysian Ringgit	JPHQ	Buy	19,310,000	6,210,601		4/25/14	—	(441,902)
South Korean Won	JPHQ	Buy	144,472,750,000	127,333,642		4/25/14	1,290,359	—
Chilean Peso	JPHQ	Buy	13,842,935,000	27,867,006		4/28/14	—	(1,607,134)
Euro	BZWS	Sell	41,793,000	54,506,723		4/30/14	—	(786,711)
Euro	DBAB	Sell	236,418,000	313,873,265		4/30/14	1,084,923	—
Swedish Krona	UBSW	Buy	67,500,000	7,808,433	EUR	4/30/14	—	(199,186)

								Annual Report | 35

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Bond Fund

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Euro	BZWS	Sell	202,926,342	268,966,691		5/05/14	$483,437	$—
Euro	GSCO	Sell	226,520,861	298,010,845		5/07/14	—	(1,691,735)
Euro	BZWS	Sell	78,607,000	103,159,896		5/07/14	—	(842,537)
Euro	GSCO	Sell	127,740,000	167,289,581		5/08/14	—	(1,719,850)
Chilean Peso	MSCO	Buy	11,060,000,000	22,434,077		5/12/14	—	(1,482,147)
Euro	GSCO	Sell	215,068,000	284,137,088		5/12/14	—	(418,311)
Euro	UBSW	Sell	39,305,000	51,897,339		5/12/14	—	(106,910)
Japanese Yen	CITI	Sell	12,481,442,000	126,513,496		5/12/14	—	(923,091)
Euro	GSCO	Sell	128,181,000	168,333,698		5/13/14	—	(1,262,628)
Euro	CITI	Sell	100,069,509	132,076,741		5/13/14	—	(325,261)
Euro	GSCO	Sell	278,674,000	372,670,740		5/13/14	3,957,072	—
Japanese Yen	GSCO	Sell	16,608,958,000	167,738,449		5/13/14	—	(1,842,192)
Japanese Yen	UBSW	Sell	12,414,879,000	125,358,500		5/13/14	—	(1,399,792)
Japanese Yen	CITI	Sell	12,414,890,000	123,401,089		5/14/14	—	(3,358,632)
Singapore Dollar	DBAB	Buy	95,420,000	75,904,860		5/14/14	—	(1,081,799)
Euro	BZWS	Sell	40,148,795	52,256,467		5/16/14	—	(865,060)
Euro	BZWS	Sell	165,749,000	219,958,868		5/16/14	653,654	—
Singapore Dollar	DBAB	Buy	84,117,000	66,333,097		5/19/14	—	(372,717)
Euro	GSCO	Sell	202,057,000	261,815,358		5/20/14	—	(5,533,877)
Malaysian Ringgit	HSBK	Buy	632,620,000	206,725,051		5/20/14	—	(18,022,549)
Euro	BZWS	Sell	251,880,551	324,233,239		5/21/14	—	(9,040,758)
Chilean Peso	MSCO	Buy	5,306,760,000	10,554,415		5/22/14	—	(511,183)
Malaysian Ringgit	HSBK	Buy	36,030,800	11,702,491		5/22/14	—	(956,269)
Euro	JPHQ	Sell	37,226,387	48,130,368		5/23/14	—	(1,125,864)
Mexican Peso	HSBK	Buy	531,511,160	41,849,625		5/23/14	—	(2,972,203)
Polish Zloty	MSCO	Buy	267,265,000	62,618,465	EUR	5/27/14	—	(1,487,313)
Malaysian Ringgit	HSBK	Buy	148,382,600	47,978,336		5/28/14	—	(3,738,631)
Mexican Peso	JPHQ	Buy	1,552,000,000	120,806,414		5/28/14	—	(7,334,901)
South Korean Won	JPHQ	Buy	155,855,000,000	136,738,902		5/28/14	1,871,433	—
Mexican Peso	HSBK	Buy	475,193,807	34,779,610		5/29/14	—	(39,750)
Euro	GSCO	Sell	203,544,000	262,439,456		5/30/14	—	(6,889,332)
Euro	BZWS	Sell	50,325,351	65,020,353		5/30/14	—	(1,569,995)
Malaysian Ringgit	HSBK	Buy	210,695,000	67,658,392		5/30/14	—	(4,846,456)
Singapore Dollar	DBAB	Buy	127,883,000	100,766,685		5/30/14	—	(485,300)
Swedish Krona	UBSW	Buy	485,000,000	55,941,959	EUR	5/30/14	—	(1,283,246)
Chilean Peso	JPHQ	Buy	31,264,830,000	60,956,970		6/03/14	—	(1,867,375)
Swedish Krona	BZWS	Buy	1,266,479,512	146,303,877	EUR	6/03/14	—	(3,671,846)
Chilean Peso	DBAB	Buy	44,641,073,000	87,096,036		6/05/14	—	(2,746,642)
Euro	BZWS	Sell	165,594,422	215,973,640		6/05/14	—	(3,147,618)
Malaysian Ringgit	DBAB	Buy	28,167,000	8,929,998		6/06/14	—	(535,706)
Euro	GSCO	Sell	102,043,700	133,899,702		6/09/14	—	(1,131,633)
Japanese Yen	JPHQ	Sell	28,652,300,000	287,774,820		6/09/14	—	(4,870,303)
Japanese Yen	HSBK	Sell	42,738,600,000	431,659,428		6/09/14	—	(4,858,507)
Japanese Yen	CITI	Sell	28,538,800,000	287,776,545		6/09/14	—	(3,709,326)
Mexican Peso	CITI	Buy	1,672,699,230	126,382,618		6/09/14	—	(4,214,141)
Japanese Yen	JPHQ	Sell	25,707,090,000	261,260,367		6/10/14	—	(1,307,294)

36 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Bond Fund

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Japanese Yen	BZWS	Sell	35,594,850,000	365,764,898		6/10/14	$2,205,410	$—
Japanese Yen	HSBK	Sell	37,908,340,000	391,890,378		6/10/14	4,701,312	—
Mexican Peso	CITI	Buy	1,670,822,000	126,046,501		6/10/14	—	(4,025,751)
Swedish Krona	DBAB	Buy	879,900,000	100,929,112	EUR	6/10/14	—	(1,633,998)
Euro	GSCO	Sell	104,415,800	138,340,493		6/11/14	168,709	—
Japanese Yen	JPHQ	Sell	35,122,020,000	365,764,458		6/11/14	7,028,989	—
Japanese Yen	DBAB	Sell	12,553,300,000	130,632,909		6/11/14	2,413,804	—
Polish Zloty	CITI	Buy	61,037,800	13,918,728	EUR	6/11/14	145,985	—
Swedish Krona	MSCO	Buy	408,080,000	46,486,302	EUR	6/11/14	—	(333,029)
Mexican Peso	CITI	Buy	3,397,747,360	256,714,696		6/12/14	—	(8,619,129)
Polish Zloty	DBAB	Buy	312,838,000	71,855,663	EUR	6/12/14	56,265	—
Swedish Krona	MSCO	Buy	1,321,532,600	150,281,892	EUR	6/12/14	—	(741,146)
Euro	DBAB	Sell	70,474,000	93,571,854		6/13/14	313,693	—
Mexican Peso	CITI	Buy	2,115,692,400	157,978,271		6/13/14	—	(3,508,800)
Swedish Krona	BZWS	Buy	730,984,000	82,660,575	EUR	6/13/14	202,120	—
Swedish Krona	MSCO	Buy	199,826,000	22,635,478	EUR	6/13/14	3,767	—
Japanese Yen	CITI	Sell	4,208,470,000	44,299,684		6/16/14	1,311,248	—
Malaysian Ringgit	HSBK	Buy	418,125,000	130,330,092		6/16/14	—	(5,780,217)
Swedish Krona	MSCO	Buy	639,689,800	72,905,769	EUR	6/16/14	—	(585,771)
Japanese Yen	JPHQ	Sell	14,811,300,000	156,758,216		6/17/14	5,462,334	—
Swedish Krona	MSCO	Buy	253,752,800	29,159,116	EUR	6/18/14	—	(550,965)
Swedish Krona	UBSW	Buy	1,880,000,000	216,232,381	EUR	6/19/14	—	(4,354,693)
Swedish Krona	DBAB	Buy	1,216,000,000	139,786,182	EUR	6/19/14	—	(2,717,717)
Euro	BZWS	Sell	19,959,932	26,800,201		6/20/14	386,229	—
Mexican Peso	CITI	Buy	1,314,260,000	98,736,364		6/20/14	—	(2,838,927)
Singapore Dollar	HSBK	Buy	163,895,000	130,178,713		6/20/14	—	(1,652,096)
Swedish Krona	MSCO	Buy	630,587,640	72,021,065	EUR	6/23/14	—	(802,206)
South Korean Won	JPHQ	Buy	48,039,490,000	41,589,031		6/24/14	1,098,087	—
Swedish Krona	MSCO	Buy	844,220,000	97,513,139	EUR	6/24/14	—	(2,524,201)
Swedish Krona	UBSW	Buy	425,170,000	48,604,744	EUR	6/25/14	—	(604,768)
South Korean Won	DBAB	Buy	129,184,000,000	110,574,339		6/27/14	4,205,437	—
Swedish Krona	CITI	Buy	1,258,232,801	141,688,894	EUR	6/27/14	1,042,939	—
Japanese Yen	BZWS	Sell	11,637,164,000	119,600,863		6/30/14	705,257	—
Swedish Krona	UBSW	Buy	1,104,669,000	124,690,325	EUR	6/30/14	509,324	—
Swedish Krona	DBAB	Buy	677,526,000	76,516,839	EUR	6/30/14	258,661	—
Malaysian Ringgit	HSBK	Buy	497,925,000	153,746,989		7/07/14	—	(5,574,306)
Philippine Peso	HSBK	Buy	2,511,000,000	57,512,597		7/07/14	—	(1,578,770)
Euro	JPHQ	Sell	117,193,824	150,580,000		7/10/14	—	(4,525,489)
Mexican Peso	CITI	Buy	2,259,375,169	170,227,246		7/10/14	—	(5,653,913)
Singapore Dollar	HSBK	Buy	165,273,000	129,600,471		7/14/14	13,552	—
Mexican Peso	CITI	Buy	1,223,598,018	92,294,778		7/15/14	—	(3,206,322)
Euro	MSCO	Sell	100,845,000	131,563,395		7/16/14	—	(1,908,908)
Euro	BZWS	Sell	100,903,000	131,920,582		7/16/14	—	(1,628,486)
Euro	GSCO	Sell	91,986,000	120,355,402		7/16/14	—	(1,391,668)
Euro	BZWS	Sell	158,260,000	208,151,465		7/18/14	—	(1,314,142)
Euro	GSCO	Sell	91,986,000	121,117,046		7/18/14	—	(631,363)

								Annual Report | 37

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Bond Fund

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Euro	MSCO	Sell	94,240,000	123,448,746		7/22/14	$—	$(1,285,700)
Euro	DBAB	Sell	87,055,000	114,200,490		7/22/14	—	(1,024,013)
Malaysian Ringgit	DBAB	Buy	193,897,100	59,701,059		7/22/14	—	(2,042,134)
Euro	DBAB	Sell	89,314,817	117,361,456		7/23/14	—	(854,753)
Japanese Yen	JPHQ	Sell	22,694,000,000	227,782,796		7/24/14	—	(4,162,812)
Japanese Yen	CITI	Sell	14,729,205,625	148,052,625		7/24/14	—	(2,488,247)
Euro	DBAB	Sell	53,097,765	70,228,909		7/25/14	—	(51,541)
Euro	DBAB	Sell	4,388,970	5,811,435		7/25/14	2,174	—
Euro	GSCO	Sell	53,052,700	70,234,347		7/25/14	13,546	—
Japanese Yen	JPHQ	Sell	7,902,175,000	79,719,294		7/25/14	—	(1,046,649)
Malaysian Ringgit	DBAB	Buy	6,261,000	1,943,987		7/25/14	—	(82,427)
Euro	CITI	Sell	97,037,945	128,509,777		7/28/14	67,778	—
Euro	BZWS	Sell	69,060,000	91,463,064		7/28/14	53,416	—
Chilean Peso	MSCO	Buy	10,226,011,000	19,325,354		7/29/14	—	(131,670)
Euro	BZWS	Sell	8,238,187	10,920,870		7/29/14	16,527	—
Euro	DBAB	Sell	2,245,099	2,975,542		7/29/14	3,853	—
Japanese Yen	BZWS	Sell	13,069,570,000	131,672,712		7/29/14	—	(1,915,767)
Malaysian Ringgit	JPHQ	Buy	6,585,000	2,020,993		7/30/14	—	(63,562)
Mexican Peso	CITI	Buy	1,772,466,150	135,117,102		7/30/14	—	(6,234,063)
Chilean Peso	MSCO	Buy	19,976,960,000	37,547,148		7/31/14	—	(60,671)
Euro	JPHQ	Sell	236,418,000	314,297,635		7/31/14	1,363,332	—
Malaysian Ringgit	HSBK	Buy	31,057,000	9,470,619		7/31/14	—	(239,179)
Euro	GSCO	Sell	236,417,000	313,845,932		8/01/14	911,229	—
Euro	DBAB	Sell	72,100,000	95,792,781		8/01/14	357,207	—
Euro	HSBK	Sell	236,418,000	313,355,510		8/04/14	414,317	—
Euro	BZWS	Sell	21,388,935	28,401,297		8/04/14	89,245	—
Euro	BZWS	Sell	202,258,000	268,242,650		8/05/14	516,808	—
Euro	MSCO	Sell	8,856,901	11,732,958		8/05/14	9,213	—
Euro	JPHQ	Sell	254,839,100	337,076,442		8/06/14	—	(252,060)
Japanese Yen	MSCO	Sell	1,969,700,000	19,904,404		8/06/14	—	(230,982)
Malaysian Ringgit	HSBK	Buy	381,188,000	114,912,577		8/06/14	—	(1,639,763)
Malaysian Ringgit	JPHQ	Buy	13,600,000	4,100,461		8/06/14	—	(59,121)
Euro	CITI	Sell	115,434,119	153,677,443		8/08/14	876,530	—
Chilean Peso	JPHQ	Buy	13,008,500,000	24,403,902		8/11/14	—	(26,626)
Chilean Peso	BZWS	Buy	20,031,600,000	37,229,997		8/11/14	308,216	—
Euro	CITI	Sell	30,267,305	40,330,730		8/11/14	265,035	—
Euro	JPHQ	Sell	295,609,000	393,638,857		8/11/14	2,332,793	—
Euro	DBAB	Sell	226,679,000	302,242,445		8/11/14	2,180,987	—
Mexican Peso	MSCO	Buy	1,646,149,000	125,824,473		8/11/14	—	(6,250,788)
Swedish Krona	MSCO	Buy	326,410,000	37,014,231	EUR	8/11/14	—	(145,519)
Euro	BZWS	Sell	28,000,000	37,468,200		8/12/14	403,597	—
Euro	GSCO	Sell	171,944,000	230,205,505		8/12/14	2,597,076	—
Malaysian Ringgit	JPHQ	Buy	116,351,000	35,371,496		8/12/14	—	(806,768)
Malaysian Ringgit	HSBK	Buy	62,400,000	18,956,770		8/12/14	—	(419,422)
Mexican Peso	CITI	Buy	1,374,921,000	105,325,647		8/12/14	—	(5,462,184)
Singapore Dollar	DBAB	Buy	278,683,950	220,199,076		8/12/14	—	(1,629,619)

38 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Bond Fund

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
South Korean Won	HSBK	Buy	184,161,000,000	15,657,818,664	JPY	8/12/14	$3,308,124	$—
Swedish Krona	UBSW	Buy	891,973,049	101,631,977	EUR	8/12/14	—	(1,042,979)
Malaysian Ringgit	DBAB	Buy	176,076,402	53,091,030		8/13/14	—	(785,982)
Singapore Dollar	DBAB	Buy	54,530,000	43,021,696		8/13/14	—	(254,187)
Euro	MSCO	Sell	144,241,718	191,407,317		8/15/14	466,238	—
Mexican Peso	MSCO	Buy	710,284,000	53,922,550		8/15/14	—	(2,346,490)
Euro	JPHQ	Sell	142,058,430	188,419,199		8/18/14	365,158	—
Singapore Dollar	BZWS	Buy	112,084,000	88,255,118		8/18/14	—	(347,439)
Euro	BZWS	Sell	186,465,000	247,094,095		8/19/14	254,188	—
Japanese Yen	DBAB	Sell	9,637,940,000	98,189,024		8/19/14	—	(354,678)
Singapore Dollar	HSBK	Buy	84,114,500	66,357,289		8/19/14	—	(385,995)
Singapore Dollar	DBAB	Buy	84,117,000	66,348,793		8/19/14	—	(375,538)
Chilean Peso	JPHQ	Buy	42,385,767,200	79,777,465		8/20/14	—	(436,387)
Chilean Peso	MSCO	Buy	9,984,130,000	18,761,167		8/20/14	—	(72,071)
Euro	DBAB	Sell	148,587,110	198,444,029		8/20/14	1,745,290	—
Euro	JPHQ	Sell	207,184,000	276,806,111		8/20/14	2,537,156	—
Japanese Yen	HSBK	Sell	19,192,069,750	197,856,389		8/20/14	1,622,961	—
Japanese Yen	JPHQ	Sell	13,048,709,000	134,228,636		8/20/14	809,316	—
Mexican Peso	CITI	Buy	2,310,635,000	174,263,588		8/20/14	—	(6,553,335)
Euro	JPHQ	Sell	141,425,000	189,056,233		8/21/14	1,837,623	—
Malaysian Ringgit	HSBK	Buy	571,500,000	170,642,859		8/21/14	—	(938,047)
Malaysian Ringgit	JPHQ	Buy	177,750,000	53,081,885		8/21/14	—	(299,680)
Mexican Peso	HSBK	Buy	1,245,700,000	92,834,520		8/21/14	—	(2,427,080)
Japanese Yen	BZWS	Sell	4,322,430,000	44,579,517		8/22/14	382,578	—
Mexican Peso	HSBK	Buy	543,754,960	40,517,348		8/22/14	—	(1,057,412)
Polish Zloty	DBAB	Buy	318,369,688	73,574,064	EUR	8/22/14	—	(1,023,138)
South Korean Won	JPHQ	Buy	193,500,000,000	170,109,890		8/22/14	1,506,198	—
Euro	BZWS	Sell	140,858,555	188,833,570		8/25/14	2,360,715	—
Japanese Yen	HSBK	Sell	8,572,756,000	88,024,109		8/25/14	363,546	—
Japanese Yen	DBAB	Sell	4,271,575,000	43,952,575		8/25/14	273,662	—
Japanese Yen	CITI	Sell	8,636,095,000	88,902,220		8/25/14	593,985	—
Euro	GSCO	Sell	188,527,791	251,661,978		8/26/14	2,081,759	—
Japanese Yen	BZWS	Sell	12,841,448,000	130,635,280		8/26/14	—	(676,689)
Japanese Yen	JPHQ	Sell	8,617,736,000	87,666,373		8/26/14	—	(455,456)
Malaysian Ringgit	HSBK	Buy	957,079,700	284,168,557		8/26/14	—	(34,542)
Swedish Krona	UBSW	Buy	335,000,000	38,159,244	EUR	8/26/14	—	(401,401)
Euro	CITI	Sell	43,010,799	57,494,686		8/27/14	555,050	—
Euro	JPHQ	Sell	69,055,954	92,343,693		8/27/14	924,307	—
Euro	HSBK	Sell	195,181,803	260,912,711		8/27/14	2,522,238	—
Japanese Yen	HSBK	Sell	14,893,097,250	150,912,453		8/27/14	—	(1,381,221)
Japanese Yen	JPHQ	Sell	10,357,462,000	105,085,220		8/27/14	—	(828,004)
Japanese Yen	DBAB	Sell	8,644,374,000	87,582,310		8/27/14	—	(813,237)
Malaysian Ringgit	JPHQ	Buy	227,033,719	67,603,764		8/27/14	—	(206,086)
Mexican Peso	HSBK	Buy	545,438,860	40,518,431		8/27/14	—	(953,403)
Singapore Dollar	DBAB	Buy	178,717,500	139,808,730		8/27/14	362,469	—

Annual Report | 39

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Bond Fund

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*	Date	Appreciation	Depreciation
Chilean Peso	CITI	Buy	53,031,580,000	98,969,058	8/29/14	$190,194	$—
Euro	DBAB	Sell	60,147,806	80,321,380	8/29/14	694,125	—
Japanese Yen	JPHQ	Sell	6,909,339,000	71,109,706	8/29/14	454,138	—
Malaysian Ringgit	HSBK	Buy	497,807,504	146,186,093	8/29/14	1,580,035	—
Mexican Peso	CITI	Buy	1,937,760,000	141,391,647	8/29/14	—	(854,766)
Mexican Peso	HSBK	Buy	603,492,100	44,092,358	8/29/14	—	(323,832)
Philippine Peso	JPHQ	Buy	2,519,000,000	56,734,234	8/29/14	—	(666,332)
Polish Zloty	DBAB	Buy	207,553,629	47,729,937	8/29/14	—	(387,185)
Euro	DBAB	Sell	88,663,500	117,417,073	9/03/14	35,810	—
Mexican Peso	HSBK	Buy	615,247,100	44,898,716	9/03/14	—	(296,927)
Unrealized appreciation (depreciation)						973,624,123	(1,009,437,623)
Net unrealized appreciation (depreciation)							$(35,813,500)

*In U.S. dollars unless otherwise indicated.

At August 31, 2013, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

	Pay/Receive	Fixed			Expiration	Unrealized	Unrealized
Counterparty Floating Rate		Rate	Floating Rate	Notional Amount*	Date	Appreciation	Depreciation
JPHQ	Receive	3.558%	3-month USD BBA LIBOR	101,430,000	3/04/21	$—	$(9,097,324)
DBAB	Receive	3.523%	3-month USD BBA LIBOR	471,880,000	3/28/21	—	(39,809,232)
JPHQ	Receive	3.963%	3-month USD BBA LIBOR	332,000,000	11/23/40	—	(18,619,895)
CITI	Receive	4.368%	3-month USD BBA LIBOR	43,600,000	12/20/40	—	(5,565,575)
JPHQ	Receive	4.215%	3-month USD BBA LIBOR	234,600,000	1/11/41	—	(22,759,727)
CITI	Receive	4.347%	3-month USD BBA LIBOR	245,400,000	2/25/41	—	(28,566,632)
JPHQ	Receive	4.349%	3-month USD BBA LIBOR	245,400,000	2/25/41	—	(28,686,460)
JPHQ	Receive	4.320%	3-month USD BBA LIBOR	184,050,000	2/28/41	—	(20,763,198)
JPHQ	Receive	4.299%	3-month USD BBA LIBOR	61,350,000	3/01/41	—	(7,853,584)

Net unrealized appreciation (depreciation)	$—	$(181,721,627)
*In U.S. Dollars unless otherwise indicated.
See Abbreviations on page 59.

40 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Financial Statements

Statement of Assets and Liabilities
August 31, 2013

Templeton Global
Bond Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$58,294,424,373
Cost - Sweep Money Fund (Note 7)	7,788,412,207
Total cost of investments	$66,082,836,580
Value - Unaffiliated issuers	$58,214,013,666
Value - Sweep Money Fund (Note 7)	7,788,412,207
Total value of investments	66,002,425,873
Cash	57,690,000
Restricted cash (Note 1e)	29,100,000
Foreign currency, at value (cost $994,741,014)	989,286,897
Receivables:
Capital shares sold	509,050,360
Interest	712,861,117
Due from brokers	667,445,000
Unrealized appreciation on forward exchange contracts	973,624,123
Other assets	12,838
Total assets	69,941,496,208
Liabilities:
Payables:
Investment securities purchased	152,946,327
Capital shares redeemed	216,022,724
Management fees	22,826,803
Administrative fees	4,456,657
Distribution fees	10,823,517
Transfer agent fees	13,848,175
Due to brokers	29,100,000
Unrealized depreciation on forward exchange contracts	1,009,437,623
Unrealized depreciation on OTC swap contracts	181,721,627
Deferred tax	21,476,625
Accrued expenses and other liabilities	14,971,721
Total liabilities	1,677,631,799
Net assets, at value	$68,263,864,409
Net assets consist of:
Paid-in capital	$69,422,935,385
Distributions in excess of net investment income	(814,211,226)
Net unrealized appreciation (depreciation)	(329,669,292)
Accumulated net realized gain (loss)	(15,190,458)
Net assets, at value	$68,263,864,409

Annual Report | The accompanying notes are an integral part of these financial statements. | 41

Templeton Income Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
August 31, 2013

Templeton Global
Bond Fund
Class A:
Net assets, at value	$25,959,295,834
Shares outstanding	2,047,993,628
Net asset value per share[a]	$12.68
Maximum offering price per share (net asset value per share ÷ 95.75%)	$13.24
Class C:
Net assets, at value	$8,956,685,188
Shares outstanding	705,173,220
Net asset value and maximum offering price per share[a]	$12.70
Class R:
Net assets, at value	$297,364,127
Shares outstanding	23,461,691
Net asset value and maximum offering price per share	$12.67
Class R6
Net assets, at value	$123,814,153
Shares outstanding	9,799,088
Net asset value and maximum offering price per share	$12.64
Advisor Class:
Net assets, at value	$32,926,705,107
Shares outstanding	2,606,211,050
Net asset value and maximum offering price per share	$12.63

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

42 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Financial Statements (continued)

Statement of Operations
for the year ended August 31, 2013

Templeton Global
Bond Fund
Investment income:
Interest (net of foreign taxes of $52,807,849)	$2,535,079,520
Expenses:
Management fees (Note 3a)	262,424,256
Administrative fees (Note 3b)	51,931,033
Distribution fees: (Note 3c)
Class A	66,473,166
Class C	61,865,579
Class R	1,358,529
Transfer agent fees: (Note 3e)
Class A	27,338,442
Class C	9,789,829
Class R	278,931
Class R6	210
Advisor Class	32,922,622
Special servicing agreement fees (Note 11)	319,753
Custodian fees (Note 4)	26,376,525
Reports to shareholders	4,701,214
Registration and filing fees	2,069,385
Professional fees	541,278
Trustees’ fees and expenses	488,163
Other	956,098
Total expenses	549,835,013
Expense reductions (Note 4)	(12,294)
Net expenses	549,822,719
Net investment income	1,985,256,801
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $57,494)	(318,489,253)
Foreign currency transactions	1,372,164,835
Swap contracts	(70,431,893)
Net realized gain (loss)	983,243,689
Net change in unrealized appreciation (depreciation) on:
Investments	(155,968,310)
Translation of other assets and liabilities denominated in foreign currencies	(1,130,017,488)
Change in deferred taxes on unrealized appreciation	35,793,570
Net change in unrealized appreciation (depreciation)	(1,250,192,228)
Net realized and unrealized gain (loss)	(266,948,539)
Net increase (decrease) in net assets resulting from operations	$1,718,308,262

Annual Report | The accompanying notes are an integral part of these financial statements. | 43

Templeton Income Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Bond Fund
	Year Ended August 31,
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income	$1,985,256,801	$2,006,081,564
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	983,243,689	1,720,491,048
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	(1,250,192,228)	(2,887,406,827)
Net increase (decrease) in net assets resulting from operations	1,718,308,262	839,165,785
Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class A	(1,357,443,650)	(1,472,161,137)
Class C	(450,247,429)	(504,964,441)
Class R	(12,881,524)	(9,439,720)
Class R6	(1,023,448)	—
Advisor Class	(1,713,607,768)	(1,714,160,582)
Net realized gains:
Class A	(322,831,189)	(144,933,097)
Class C	(117,954,902)	(53,030,462)
Class R	(3,057,216)	(875,465)
Advisor Class	(384,778,318)	(160,639,959)
Total distributions to shareholders	(4,363,825,444)	(4,060,204,863)
Capital share transactions: (Note 2)
Class A	2,626,884,398	(318,191,970)
Class C	328,012,983	170,320,074
Class R	99,474,920	89,558,820
Class R6	129,353,906	—
Advisor Class	6,148,866,831	2,272,015,588
Total capital share transactions	9,332,593,038	2,213,702,512
Net increase (decrease) in net assets	6,687,075,856	(1,007,336,566)
Net assets:
Beginning of year	61,576,788,553	62,584,125,119
End of year	$68,263,864,409	$61,576,788,553
Distributions in excess of net investment income included in net assets:
End of year	$(814,211,226)	$(143,099,855)

44 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Notes to Financial Statements

Templeton Global Bond Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton Global Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

Annual Report | 45

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items

46 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Annual Report | 47

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At August 31, 2013, the Fund had OTC derivatives in a net liability position of $399,323,898 and the aggregate value of collateral pledged for such contracts was $667,445,000.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At August 31, 2013, the Fund received $64,363,128 in U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

48 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared interest rate swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 10 regarding other derivative information.

e. Restricted Cash

At August 31, 2013, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial

Annual Report | 49

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Income and Deferred Taxes (continued)

statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

50 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2013, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

		Year Ended August 31,
	2013			2012
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	623,426,890	$8,346,705,754	521,324,448	$6,763,237,368
Shares issued in
reinvestment
of distributions	116,031,801	1,543,437,693	116,411,738	1,478,126,531
Shares redeemed	(547,110,282)	(7,263,259,049)	(666,989,280)	(8,559,555,869)
Net increase (decrease)	192,348,409	$2,626,884,398	(29,253,094)	$(318,191,970)
Class C Shares:
Shares sold	155,502,801	$2,089,875,365	140,280,363	$1,825,825,095
Shares issued in
reinvestment
of distributions	34,019,854	453,454,213	34,207,671	434,758,514
Shares redeemed	(166,581,947)	(2,215,316,595)	(162,292,598)	(2,090,263,535)
Net increase (decrease)	22,940,708	$328,012,983	12,195,436	$170,320,074
Class R Shares:
Shares sold	11,731,753	$157,051,293	9,420,566	$122,141,208
Shares issued in
reinvestment
of distributions	1,169,932	15,558,019	801,323	10,180,941
Shares redeemed	(5,496,697)	(73,134,392)	(3,318,473)	(42,763,329)
Net increase (decrease)	7,404,988	$99,474,920	6,903,416	$89,558,820

Annual Report | 51

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

		Year Ended August 31,
	2013			2012
	Shares	Amount	Shares	Amount
Class R6 Shares[a]:
Shares sold	9,746,074	$128,656,816
Shares issued in
reinvestment
of distributions	78,646	1,023,384
Shares redeemed	(25,632)	(326,294)
Net increase (decrease)	9,799,088	$129,353,906
Advisor Class Shares:
Shares sold	1,030,544,684	$13,722,795,759	859,023,905	$11,074,962,280
Shares issued in
reinvestment
of distributions	121,975,205	1,616,850,682	105,527,250	1,336,688,074
Shares redeemed	(692,449,001)	(9,190,779,610)	(790,074,127)	(10,139,634,766)
Net increase (decrease)	460,070,888	$6,148,866,831	174,477,028	$2,272,015,588

[a]For the period May 1, 2013 (effective date) to August 31, 2013.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

		Annualized Fee Rate	Net Assets
		0.500%	Up to and including $200 million
		0.450%	Over $200 million, up to and including $1.3 billion
		0.400%	Over $1.3 billion, up to and including $35 billion
		0.395%	Over $35 billion, up to and including $50 billion
		0.390%	Over $50 billion, up to and including $65 billion
		0.385%	Over $65 billion, up to and including $80 billion
		0.380%	In excess of $80 billion
52	|	Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$7,228,726
CDSC retained	$1,287,208

Annual Report | 53

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2013, the Fund paid transfer agent fees of $70,330,034, of which $26,569,612 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2014. There were no expenses waived during the year ended August 31, 2013.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At August 31, 2013, the Fund deferred post-October capital losses of $17,313,203.

The tax character of distributions paid during the years ended August 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$3,543,412,774	$3,700,725,880
Long term capital gain	820,412,670	359,478,983
	$4,363,825,444	$4,060,204,863

54 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

5. INCOME TAXES (continued)

At August 31, 2013, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$66,428,869,543

Unrealized appreciation	$1,675,925,131
Unrealized depreciation	(2,102,368,801)
Net unrealized appreciation (depreciation)	$(426,443,670)

Distributable earnings – undistributed ordinary income	$198,459,431

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2013, aggregated $25,001,281,833 and $21,037,238,901, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund. At August 31, 2013, the Fund owned 48.94% of the Sweep Money Fund. The Fund does not invest in the Sweep Money Fund for the purpose of exercising a controlling influence over the management or policies.

8. CREDIT RISK

At August 31, 2013, the Fund had 12.93% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Annual Report | 55

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At August 31, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Interest rate contracts	Unrealized appreciation		Unrealized depreciation
	on swap contracts	$—	on swap contracts	$181,721,627

Foreign exchange
contracts	Unrealized appreciation		Unrealized depreciation
	on forward exchange		on forward exchange
	contracts	973,624,123	contracts	1,009,437,623

For the year ended August 31, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Appreciation
Derivative Contracts		Realized Gain	(Depreciation)
Not Accounted for as	Statement of	(Loss) for the	for the
Hedging Instruments	Operations Locations	Year	Year
Interest rate
contracts	Net realized gain (loss) from swap contracts/
Net change in unrealized appreciation
	(depreciation) on investments	$(70,431,893)	$434,906,593
Foreign exchange
contracts	Net realized gain (loss) from foreign currency
transactions/Net change in unrealized appreciation
(depreciation) on translation of other assets and
	liabilities denominated in foreign currencies	1,525,844,289	(1,120,130,048)

For the year ended August 31, 2013, the average month end market value of derivatives represented 4.16% of average month end net assets. The average month end number of open derivative contracts for the year was 640.

See Note 1(d) regarding derivative financial instruments.

56 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

11. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participated in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services. For the year ended August 31, 2013, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of Operations. At August 31, 2013, the Fund was no longer held by any of the Allocator Funds. Effective May 1, 2013, the SSA was discontinued until further notice and approval by the Board.

12. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended August 31, 2013, the Fund did not use the Global Credit Facility.

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable

Annual Report | 57

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

13. FAIR VALUE MEASUREMENTS (continued)

inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency
Securities[a]	$—	$47,027,459,841	$—	$47,027,459,841
Quasi-Sovereign and Corporate
Bonds [a]	—	362,372,613	—	362,372,613
Municipal Bonds	—	37,373,728	—	37,373,728
Short Term Investments	7,788,412,207	10,786,807,484	—	18,575,219,691
Total Investments in
Securities	$7,788,412,207	$58,214,013,666	$—	$66,002,425,873
Forward Exchange Contracts	$—	$973,624,123	$—	$973,624,123

Liabilities:
Swap Contracts	—	181,721,627	—	181,721,627
Forward Exchange Contracts	—	1,009,437,623	—	1,009,437,623

[a]For detailed categories, see the accompanying Statement of Investments.

14. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet

58 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

14. NEW ACCOUNTING PRONOUNCEMENTS (continued)

(Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

In June 2013, the FASB issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

15. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Counterparty		Currency		Selected Portfolio
BZWS	- Barclays Bank PLC	AUD	- Australian Dollar	BHAC	-	Berkshire Hathaway Assurance
CITI	- Citibank N.A.	BRL	- Brazilian Real			Corp.
DBAB	- Deutsche Bank AG	CAD	- Canadian Dollar	FHLB	-	Federal Home Loan Bank
GSCO	- The Goldman Sachs Group,	EUR	- Euro	FRN	-	Floating Rate Note
	Inc.	HUF	- Hungarian Forint
HSBK	- HSBC Bank PLC	IDR	- Indonesian Rupiah
JPHQ	- JPMorgan Chase Bank N.A.	ILS	- New Israeli Shekel
MSCO	- Morgan Stanley and Co. Inc.	JPY	- Japanese Yen
UBSW	- UBS AG	KRW	- South Korean Won
		LKR	- Sri Lankan Rupee
		MXN	- Mexican Peso
		MYR	- Malaysian Ringgit
		NOK	- Norwegian Krone
		PEN	- Peruvian Nuevo Sol
		PHP	- Philippine Peso
		PLN	- Polish Zloty
		SEK	- Swedish Krona
		SGD	- Singapore Dollar

Annual Report | 59

Templeton Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Income Trust and Shareholders of Templeton Global Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Bond Fund (the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 18, 2013

60 | Annual Report

Templeton Income Trust

Tax Information (unaudited)

Templeton Global Bond Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $820,412,670 as a long term capital gain dividend for the fiscal year ended August 31, 2013.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $5,444,724 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2013.

At August 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby report to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on August 14, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign taxes paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source Income	Foreign Qualified
Class	Per Share	Per Share	Dividends Per Share
Class A	$0.0088	$0.4246	$—
Class C	$0.0088	$0.3719	$—
Class R	$0.0088	$0.3997	$—
Class R6	$0.0088	$0.4557	$—
Advisor Class	$0.0088	$0.4557	$—

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Annual Report | 61

Templeton Income Trust

Tax Information (unaudited) (continued)

Templeton Global Bond Fund

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2014, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2013. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2013 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

62 | Annual Report

Templeton Income Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1992	141	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	38	SLM Corporation (Sallie Mae), Ares
300 S.E. 2nd Street				Capital Corporation (specialty finance
Fort Lauderdale, FL 33301-1923				company) and Allied Capital Corporation
(financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years:
Independent strategic and financial consultant; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2003	27	Talon Metals Corp. (mining exploration),
300 S.E. 2nd Street				Fortis, Inc. (utility holding company)
Fort Lauderdale, FL 33301-1923				and AML Foods Limited (retail
distributors).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	141	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	2001 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and allied
		Trustee since		products) (1994-2013), RTI
		2007		International Metals, Inc. (manufacture
and distribution of titanium), Canadian
National Railway (railroad) and White
Mountains Insurance Group, Ltd.
(holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
J. Michael Luttig (1954)	Trustee	Since 2009	141	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	34	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	141	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).
Larry D. Thompson (1945)	Trustee	Since 2005	141	Cbeyond, Inc. (business commu-
300 S.E. 2nd Street				nications provider) (2010-2012),
Fort Lauderdale, FL 33301-1923				The Southern Company (energy
				company) (2010-2012) and
				The Washington Post Company
				(education and media organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012); and
formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President –
Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004);
Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 2003	27	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	45	El Oro Ltd (investments).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

64 | Annual Report

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	152	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	141	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since June 2013,
	Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).
Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 65

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962)	President and	Since 2002	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Corporate Counsel, Franklin Templeton Investments; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments;
and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton
Group of Funds (2004-2013).

66 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005);
and General Counsel, Investment Company Institute (ICI) (1997-2004).
	Secretary and	Secretary since	Not Applicable	Not Applicable
Lori A. Weber (1964)
	Vice President	March 2013 and
300 S.E. 2nd Street
Vice President
Fort Lauderdale, FL 33301-1923
since 2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the
Fund Audit Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec
has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to
2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg
Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such back-
ground and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial state-
ments that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call
(800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 67

Templeton Income Trust

Shareholder Information

Templeton Global Bond Fund

Board Review of Investment Management Agreement

At a meeting held May 21, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically

68 | Annual Report

Templeton Income Trust

Shareholder Information (continued)

Templeton Global Bond Fund

Board Review of Investment Management Agreement (continued)

furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2013, as well as during the previous 10 years ended that date in comparison to a performance universe consisting of all retail and institutional international income funds as selected by Lipper. The Fund’s income return, as shown in such report, was in the highest or best performing quintile of such universe for the one-year period, and on an annualized basis was also in the highest quintile of such universe for each of the previous

Annual Report | 69

Templeton Income Trust

Shareholder Information (continued)

Templeton Global Bond Fund

Board Review of Investment Management Agreement (continued)

three-, five- and 10-year periods. The Lipper report showed the Fund’s total return to also be in the highest performing quintile of its Lipper performance universe for the one-year period, as well as for each of the previous three-, five- and 10-year periods on an annualized basis. The Board was satisfied with such comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that both the contractual management fee rate and actual total expense ratio of the Fund were in the least expensive quintile of its Lipper expense group. The Board was satisfied with such comparative expenses.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent,

70 | Annual Report

Templeton Income Trust

Shareholder Information (continued)

Templeton Global Bond Fund

Board Review of Investment Management Agreement (continued)

reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. Management also expressed its view that the existing fee structure for the Fund anticipated economies of scale and pointed out the Fund’s comparative contractual management fee rate and expense ratio within its Lipper expense group. The Fund’s investment management agreement provides a fee at the rate of 0.50% on the first $200 million of Fund net assets; 0.45% on the next $1.1 billion of Fund net assets; and 0.40% on net assets in excess of $1.3 billion, with additional breakpoints continuing for the Fund reducing its investment management fee to 0.395% on net assets from the $35 billion to $50 billion asset level; to 0.390% on net assets from the $50 billion to $65 billion asset level; 0.385% on net assets from the $65 billion to $80 billion asset level; and to 0.380% on net assets in excess of $80 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2012, net assets of the Fund were approximately $66.5 billion, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believed the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

Annual Report | 71

Templeton Income Trust

Shareholder Information (continued)

Templeton Global Bond Fund

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

72 | Annual Report

AUGUST 31, 2013

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Income Trust

Sign up for electronic delivery
at **franklintempleton.com/edelivery**

FIXED INCOME

Templeton International Bond Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · **Templeton** · Mutual Series

Annual Report

Templeton International Bond Fund

Your Fund’s Goal and Main Investments: Templeton International Bond Fund seeks current income with capital appreciation and growth of income. The Fund invests predominantly in non-U.S. securities and, under normal market conditions, invests at least 80% of its net assets in “bonds.” Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

We are pleased to bring you Templeton International Bond Fund’s annual report for the fiscal year ended August 31, 2013.

Performance data represent past
performance, which does not guar-
antee future results. Investment
return and principal value will fluc-
tuate, and you may have a gain or
loss when you sell your shares.
Current performance may differ
from figures shown. Please visit
franklintempleton.com or call
(800) 342-5236 for most recent
month-end performance.

Performance Overview

For the 12 months under review, Templeton International Bond Fund – Class A delivered a +0.89% cumulative total return. In comparison, the Fund’s benchmark, the Citigroup Non-USD World Government Bond Index (WGBI), which measures performance of investment-grade, non-U.S. world government bond markets, had cumulative total returns of +1.92% in local currency terms and -6.23% in U.S. dollar terms for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the
Fund’s Statement of Investments (SOI). The SOI begins on page 19.

Annual Report | 3

Economic and Market Overview

The global economic recovery was mixed during the period under review. The recovery in emerging markets moderated after many economies had previously returned to or exceeded pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, have also enjoyed relatively strong recoveries in the aftermath of the global financial crisis, growth in the G-3 (U.S., eurozone and Japan) continued to be slow by the standards of previous recoveries. As fears eased surrounding the issues of sovereign debt in Europe, the possibility of another recession in the U.S., and a potential “hard landing” in China, financial market performance was positive. Improving sentiment, relatively strong fundamentals and continued provision of global liquidity supported assets with inherent risk, and equity markets generally performed well. Policymakers in the largest developed economies continued to increase their already unprecedented efforts to supply liquidity. Actions elsewhere in the world were mixed, with some policymakers less willing to reverse previous tightening efforts in response to the external environment.

Fears of possible reductions to stimulative government policies contributed to periods of risk aversion, when credit spreads widened and equities and other assets perceived as risky declined, alternating with periods of heightened risk appetite, when spreads narrowed and investors again favored assets with inherent risk. Against this backdrop, increased liquidity creation continued. For example, the Bank of Japan raised its inflation target and the U.S. Federal Reserve Board (Fed) extended quantitative easing and tried to be more transparent about its intentions. Economic data among the largest economies remained inconsistent with some observers’ predictions of a severe global economic slowdown.

During the period, the Fed increased the size of its quantitative easing program but announced later in the period that it might reduce the program at subsequent meetings. The announcement that the amount of bond purchases might be reduced led assets with inherent risk, particularly those in emerging markets, to sell off as market participants began to change their expectations of global liquidity conditions.

4 | Annual Report

Investment Strategy

We invest selectively in non-U.S. bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

Manager’s Discussion

Several factors, including interest rate developments, currency movements and exposure to sovereign debt markets, affected the Fund’s total return. During the year under review, interest rate strategies and sovereign credit exposures contributed to absolute performance, while currency positions detracted.

Interest Rate Strategy

As part of the Fund’s interest rate strategy we use interest rate swaps to manage duration. During the period under review, we maintained the portfolio’s defensive duration posture as policymakers in the G-3, the U.K. and Switzerland implemented historically accommodative monetary policies. With interest rates in the U.S. and Japan at historically low levels, central banks supplying signifi-cant liquidity to the financial sector and fiscal deficits that drove record funding needs, we saw what we viewed as limited value in these government bond markets. The Fund maintained little duration exposure in emerging markets, except in select countries where rates were already quite high. Consequently, duration contributions from emerging markets were limited.

Currency Strategy

Overall, the Fund’s diversified currency exposure detracted from absolute performance. As part of the Fund’s investment strategy, we used currency forward contracts to hedge or gain exposure to various currencies, which sometimes resulted in net negative positions.

The Fund’s exposure to Asian currencies was largely neutral with respect to absolute performance. Our net-negative position in the Japanese yen, achieved through the use of currency forward contracts, notably benefited performance as the yen depreciated 20.20% against the U.S. dollar during the period.2

2. Source: IDC/Exshare.

What is a currency
forward contract?
A currency forward contract is an
agreement between the Fund and a
counterparty to buy or sell a foreign
currency for a specific exchange rate
on a future date.

What is an interest rate swap?
An interest rate swap is an agreement
between two parties to exchange interest
rate obligations, generally one based on
an interest rate fixed to maturity and the
other based on an interest rate that
changes in accordance with changes in
a designated benchmark (for example,
LIBOR, prime, commercial paper, or
other benchmarks).

What is duration?
Duration is a measure of a bond’s price
sensitivity to interest rate changes. In
general, a portfolio of securities with a
lower duration can be expected to be
less sensitive to interest rate changes
than a portfolio with a higher duration.

Annual Report | 5

Currency Breakdown
8/31/13
% of Total
Net Assets
Americas	55.8%
U.S. Dollar	32.0%
Mexican Peso	13.0%
Canadian Dollar	4.0%
Brazilian Real	3.4%
Chilean Peso	3.4%
Asia Pacific	47.0%
South Korean Won	18.3%
Malaysian Ringgit	13.6%
Singapore Dollar	12.0%
Philippine Peso	2.8%
Indian Rupee	2.2%
Indonesian Rupiah	1.2%
Australian Dollar	1.2%
Sri Lankan Rupee	0.2%
Japanese Yen*	-4.5%
Middle East & Africa	0.5%
New Israeli Shekel	0.5%
Europe*	-3.3%
Polish Zloty	11.7%
Swedish Krona	11.7%
Hungarian Forint	2.6%
Norwegian Krone	0.8%
Euro*	-30.1%

*A negative figure reflects net “short” exposure,
designed to benefit if the value of the associated
currency decreases. Conversely, the Fund’s value
would potentially decline if the value of the associated
currency increases.

Currency positions elsewhere in Asia detracted from results as most currencies in the region depreciated against the U.S. dollar. Malaysia’s central bank kept its policy rate constant while central banks in Australia, India, the Philippines, Sri Lanka and South Korea cut rates. Most of the currencies of these countries depreciated against the U.S. dollar; the Australian dollar depreciated 13.82%, the Indian rupee fell 15.81%, the Philippine peso declined 5.66%, and the Malaysian ringgit lost 4.88%.2 The South Korean won, however, gained 2.21% against the U.S. dollar.2

The euro appreciated 4.61% against the U.S. dollar during the period as the European Central Bank maintained its commitment to preserving the European Monetary Union.2 The Fund’s net-negative position in the monetary union’s currency detracted from relative performance. The Fund’s exposure to some other European currencies was largely neutral for performance. The Polish zloty appreciated 2.49% against the U.S. dollar, while the Swedish krona was largely unchanged.2 The Hungarian forint and Norwegian krone depreciated 1.39% and 5.48% against the U.S. dollar.2

The Fund’s exposure to Latin American currencies was largely neutral with respect to performance. Mexico’s central bank cut its policy rate, while rates were held constant in Chile. The central bank in Brazil cut rates 25 basis points (100 basis points equal one percentage point) before hiking rates 175 basis points during the period. The Mexican peso, Chilean peso and Brazilian real depreciated 0.72%, 5.79%, and 14.65%, respectively, against the U.S. dollar.2

Global Sovereign Debt Strategy

The Fund purchased investment-grade and subinvestment-grade hard currency-denominated sovereign debt that typically seeks to compensate for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. Overall, the Fund’s sovereign credit exposures contributed to performance.

6 | Annual Report

Thank you for your continued participation in Templeton International Bond Fund. We look forward to serving your future investment needs.

Portfolio Management Team

Templeton International Bond Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources consid-
ered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you under-
stand our investment management philosophy.

Annual Report | 7

Performance Summary as of 8/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: TBOAX)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		-$	0.40	$11.30	$11.70
Distributions (9/1/12–8/31/13)
Dividend Income	$0.4636
Long-Term Capital Gain	$0.0037
Tax Return of Capital	$0.0559
Total	$0.5232
Class C (Symbol: FCNBX)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		-$	0.40	$11.31	$11.71
Distributions (9/1/12–8/31/13)
Dividend Income	$0.4261
Long-Term Capital Gain	$0.0037
Tax Return of Capital	$0.0559
Total	$0.4857
Class R (Symbol: n/a)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		-$	0.40	$11.31	$11.71
Distributions (9/1/12–8/31/13)
Dividend Income	$0.4414
Long-Term Capital Gain	$0.0037
Tax Return of Capital	$0.0559
Total	$0.5010
Advisor Class (Symbol: FIBZX)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		-$	0.40	$11.31	$11.71
Distributions (9/1/12–8/31/13)
Dividend Income	$0.4967
Long-Term Capital Gain	$0.0037
Tax Return of Capital	$0.0559
Total	$0.5563

8 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Class A		1-Year		5-Year		Inception (12/3/07)
Cumulative Total Return[2]	+	0.89%	+	44.71%	+	48.30%
Average Annual Total Return[3]		-3.40%	+	6.74%	+	6.30%
Value of $10,000 Investment[4]		$9,660		$13,857		$14,205
Avg. Ann. Total Return (9/30/13)[5]		-3.14%	+	7.56%	+	6.69%
Total Annual Operating Expenses[6]		1.05% (with waiver)		1.25% (without waiver)
Class C		1-Year		5-Year		Inception (12/3/07)
Cumulative Total Return[2]	+	0.58%	+	42.10%	+	45.52%
Average Annual Total Return[3]		-0.39%	+	7.28%	+	6.75%
Value of $10,000 Investment[4]		$9,961		$14,210		$14,552
Avg. Ann. Total Return (9/30/13)[5]		-0.13%	+	8.12%	+	7.12%
Total Annual Operating Expenses[6]		1.40% (with waiver)		1.60% (without waiver)
Class R		1-Year		5-Year		Inception (12/3/07)
Cumulative Total Return[2]	+	0.71%	+	43.33%	+	46.72%
Average Annual Total Return[3]	+	0.71%	+	7.46%	+	6.90%
Value of $10,000 Investment[4]		$10,071		$14,333		$14,672
Avg. Ann. Total Return (9/30/13)[5]	+	1.05%	+	8.28%	+	7.28%
Total Annual Operating Expenses[6]		1.25% (with waiver)		1.45% (without waiver)
Advisor Class		1-Year		5-Year		Inception (12/3/07)
Cumulative Total Return[2]	+	1.17%	+	46.64%	+	50.80%
Average Annual Total Return[3]	+	1.17%	+	7.96%	+	7.41%
Value of $10,000 Investment[4]		$10,117		$14,664		$15,080
Avg. Ann. Total Return (9/30/13)[5]	+	1.52%	+	8.80%	+	7.79%
Total Annual Operating Expenses[6]		0.75% (with waiver)		0.95% (without waiver)

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 9

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10 | Annual Report

Annual Report | 11

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Currency rates may fluctuate significantly over short periods of time and can reduce returns. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Investments in lower rated bonds include higher risk of default and loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is nondiversified, which involves the risk of greater price fluctua-tion than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 12/31/13 and a fee waiver associated with its investments in a
Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual
Fund operating expenses to become higher than the figures shown.
7. Source: © 2013 Morningstar. The Citigroup Non-USD WGBI is a market capitalization-weighted index consisting of investment-grade world government bond markets; it includes all WGBI countries except the U.S. and is stated in U.S. dollar terms.

12 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 13

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 3/1/13	Value 8/31/13	Period* 3/1/13–8/31/13
Actual	$1,000	$953.20	$5.07
Hypothetical (5% return before expenses)	$1,000	$1,020.01	$5.24
Class C
Actual	$1,000	$951.80	$6.84
Hypothetical (5% return before expenses)	$1,000	$1,018.20	$7.07
Class R
Actual	$1,000	$953.20	$6.06
Hypothetical (5% return before expenses)	$1,000	$1,019.00	$6.26
Advisor Class
Actual	$1,000	$954.50	$3.60
Hypothetical (5% return before expenses)	$1,000	$1,021.53	$3.72

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.03%; C: 1.39%; R: 1.23%; and Advisor: 0.73%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

14 | Annual Report

Templeton Income Trust

Financial Highlights

Templeton International Bond Fund
		Year Ended August 31,
Class A	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.70	$12.06	$11.35	$10.52	$9.93
Income from investment operations[a]:
Net investment income[b]	0.26	0.27	0.37	0.40	0.45
Net realized and unrealized gains (losses)	(0.14)	(0.12)	0.80	0.92	0.82
Total from investment operations	0.12	0.15	1.17	1.32	1.27
Less distributions from:
Net investment income and net foreign currency gains	(0.46)	(0.45)	(0.43)	(0.45)	(0.68)
Net realized gains	—[c]	(0.06)	(0.03)	(0.04)	—[c]
Tax return of capital	(0.06)	—	—	—	—
Total distributions	(0.52)	(0.51)	(0.46)	(0.49)	(0.68)
Net asset value, end of year	$11.30	$11.70	$12.06	$11.35	$10.52

Total return[d]	0.89%	1.45%	10.48%	12.62%	13.63%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.13%	1.23%	1.26%	1.42%[e]	2.01%[e]
Expenses net of waiver and payments by affiliates	1.04%	1.04%	1.04%	1.04%	1.02%
Net investment income	2.14%	2.39%	3.04%	3.53%	4.61%

Supplemental data
Net assets, end of year (000’s)	$127,365	$145,916	$112,336	$61,688	$20,379
Portfolio turnover rate	43.53%	33.95%	16.91%	8.86%	74.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

Templeton Income Trust

Financial Highlights (continued)

Templeton International Bond Fund
		Year Ended August 31,
Class C	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.71	$12.08	$11.36	$10.53	$9.94
Income from investment operations[a]:
Net investment income[b]	0.21	0.23	0.33	0.36	0.42
Net realized and unrealized gains (losses)	(0.13)	(0.13)	0.81	0.92	0.81
Total from investment operations	0.08	0.10	1.14	1.28	1.23
Less distributions from:
Net investment income and net foreign currency gains	(0.42)	(0.41)	(0.39)	(0.41)	(0.64)
Net realized gains	—[c]	(0.06)	(0.03)	(0.04)	—[c]
Tax return of capital	(0.06)	—	—	—	—
Total distributions	(0.48)	(0.47)	(0.42)	(0.45)	(0.64)
Net asset value, end of year	$11.31	$11.71	$12.08	$11.36	$10.53

Total return[d]	0.58%	1.01%	10.17%	12.21%	13.15%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.48%	1.58%	1.61%	1.77%[e]	2.38%[e]
Expenses net of waiver and payments by affiliates	1.39%	1.39%	1.39%	1.39%	1.39%
Net investment income	1.79%	2.04%	2.69%	3.18%	4.24%

Supplemental data
Net assets, end of year (000’s)	$27,270	$24,817	$23,383	$13,003	$6,433
Portfolio turnover rate	43.53%	33.95%	16.91%	8.86%	74.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Financial Highlights (continued)

Templeton International Bond Fund
		Year Ended August 31,
Class R	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.71	$12.08	$11.35	$10.52	$9.93
Income from investment operations[a]:
Net investment income[b]	0.23	0.25	0.34	0.37	0.44
Net realized and unrealized gains (losses)	(0.13)	(0.13)	0.82	0.93	0.80
Total from investment operations	0.10	0.12	1.16	1.30	1.24
Less distributions from:
Net investment income and net foreign currency gains	(0.44)	(0.43)	(0.40)	(0.43)	(0.65)
Net realized gains	—[c]	(0.06)	(0.03)	(0.04)	—[c]
Tax return of capital	(0.06)	—	—	—	—
Total distributions	(0.50)	(0.49)	(0.43)	(0.47)	(0.65)
Net asset value, end of year	$11.31	$11.71	$12.08	$11.35	$10.52

Total return[d]	0.71%	1.17%	10.34%	12.49%	13.34%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.33%	1.43%	1.46%	1.62%[e]	2.23%[e]
Expenses net of waiver and payments by affiliates	1.24%	1.24%	1.24%	1.24%	1.24%
Net investment income	1.94%	2.19%	2.84%	3.33%	4.39%

Supplemental data
Net assets, end of year (000’s)	$1,452	$825	$793	$413	$284
Portfolio turnover rate	43.53%	33.95%	16.91%	8.86%	74.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Templeton Income Trust

Financial Highlights (continued)

Templeton International Bond Fund
		Year Ended August 31,
Advisor Class	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.71	$12.07	$11.36	$10.53	$9.95
Income from investment operations[a]:
Net investment income[b]	0.29	0.31	0.39	0.43	0.50
Net realized and unrealized gains (losses)	(0.14)	(0.13)	0.81	0.92	0.79
Total from investment operations	0.15	0.18	1.20	1.35	1.29
Less distributions from:
Net investment income and net foreign currency gains	(0.49)	(0.48)	(0.46)	(0.48)	(0.71)
Net realized gains	—[c]	(0.06)	(0.03)	(0.04)	—[c]
Tax return of capital	(0.06)	—	—	—	—
Total distributions	(0.55)	(0.54)	(0.49)	(0.52)	(0.71)
Net asset value, end of year	$11.31	$11.71	$12.07	$11.36	$10.53

Total return	1.17%	1.76%	10.80%	12.94%	13.82%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.83%	0.93%	0.96%	1.12%[d]	1.73%[d]
Expenses net of waiver and payments by affiliates	0.74%	0.74%	0.74%	0.74%	0.74%
Net investment income	2.44%	2.69%	3.34%	3.83%	4.89%

Supplemental data
Net assets, end of year (000’s)	$251,785	$149,399	$109,055	$17,404	$4,159
Portfolio turnover rate	43.53%	33.95%	16.91%	8.86%	74.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dBenefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013

Templeton International Bond Fund	Principal Amount*			Value
Foreign Government and Agency Securities 71.0%
Australia 0.1%
New South Wales Treasury Corp., senior note, 5.50%, 3/01/17	296,000		AUD	$283,451
Queensland Treasury Corp., senior bond, 6.00%, 9/14/17	100,000		AUD	97,843
				381,294

Brazil 3.0%
Letra Tesouro Nacional, Strip, 1/01/16	5,760	[a]	BRL	1,871,937
Nota Do Tesouro Nacional,
10.00%, 1/01/17	1,750	[a]	BRL	699,991
10.00%, 1/01/23	4,070	[a]	BRL	1,520,771
[b] Index Linked, 6.00%, 5/15/15	1,634	[a]	BRL	1,625,149
[b] Index Linked, 6.00%, 8/15/16	708	[a]	BRL	700,319
[b] Index Linked, 6.00%, 5/15/17	9	[a]	BRL	8,909
[b] Index Linked, 6.00%, 8/15/18	1,155	[a]	BRL	1,142,425
[b] Index Linked, 6.00%, 8/15/22	3,170	[a]	BRL	3,155,084
senior note, 10.00%, 1/01/19	4,070	[a]	BRL	1,588,188
				12,312,773

Canada 2.7%
Government of Canada,
2.25%, 8/01/14	1,363,000		CAD	1,307,442
1.00%, 11/01/14	2,605,000		CAD	2,469,489
2.00%, 12/01/14	2,060,000		CAD	1,976,306
1.00%, 2/01/15	5,622,000		CAD	5,324,636
				11,077,873

Hungary 4.1%
Government of Hungary,
5.50%, 2/12/14	945,460,000		HUF	4,175,145
7.75%, 8/24/15	49,340,000		HUF	228,968
5.50%, 2/12/16	38,700,000		HUF	172,157
5.50%, 12/22/16	24,550,000		HUF	108,699
4.125%, 2/19/18	260,000			253,175
6.50%, 6/24/19	36,000,000		HUF	161,460
7.50%, 11/12/20	2,500,000		HUF	11,696
5.375%, 2/21/23	480,000			452,496
A, 8.00%, 2/12/15	25,800,000		HUF	118,754
A, 6.75%, 11/24/17	215,140,000		HUF	984,367
A, 5.50%, 12/20/18	23,180,000		HUF	100,358
A, 7.00%, 6/24/22	22,100,000		HUF	99,735
B, 6.75%, 2/24/17	36,700,000		HUF	167,837
D, 6.75%, 8/22/14	165,100,000		HUF	742,452
E, 7.50%, 10/24/13	22,000,000		HUF	96,955
[c] Reg S, 6.00%, 1/11/19	400,000		EUR	549,869
senior note, 3.50%, 7/18/16	25,000		EUR	33,114
senior note, 4.375%, 7/04/17	630,000		EUR	833,171
senior note, 6.25%, 1/29/20	2,904,000			3,012,900
senior note, 3.875%, 2/24/20	55,000		EUR	68,043
senior note, 6.375%, 3/29/21	3,392,000			3,506,480
[c] senior note, Reg S, 5.75%, 6/11/18	555,000		EUR	751,939
				16,629,770

			Annual Report | 19

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton International Bond Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Iceland 0.2%
[d] Government of Iceland, 144A, 5.875%, 5/11/22	900,000		$918,284

Indonesia 1.2%
Government of Indonesia,
FR31, 11.00%, 11/15/20	15,418,000,000	IDR	1,560,428
FR34, 12.80%, 6/15/21	8,451,000,000	IDR	933,800
FR35, 12.90%, 6/15/22	1,670,000,000	IDR	186,170
FR40, 11.00%, 9/15/25	1,060,000,000	IDR	108,747
FR42, 10.25%, 7/15/27	5,447,000,000	IDR	535,310
FR43, 10.25%, 7/15/22	95,000,000	IDR	9,258
FR44, 10.00%, 9/15/24	63,000,000	IDR	6,071
FR46, 9.50%, 7/15/23	2,590,000,000	IDR	241,244
FR47, 10.00%, 2/15/28	4,502,000,000	IDR	436,252
FR52, 10.50%, 8/15/30	7,100,000,000	IDR	710,923
			4,728,203

Ireland 7.1%
Government of Ireland,
5.90%, 10/18/19	2,010,000	EUR	2,978,094
4.50%, 4/18/20	1,947,000	EUR	2,670,760
5.00%, 10/18/20	6,522,000	EUR	9,185,225
[c] Reg S, 5.50%, 10/18/17	3,022,100	EUR	4,410,751
senior bond, 4.50%, 10/18/18	929,000	EUR	1,308,948
senior bond, 4.40%, 6/18/19	1,497,000	EUR	2,073,239
senior bond, 5.40%, 3/13/25	4,445,580	EUR	6,317,086
			28,944,103

Israel 0.5%
Government of Israel, 3.50%, 9/30/13	7,632,000	ILS	2,105,306

Lithuania 1.5%
Government of Lithuania,
[d] 144A, 6.75%, 1/15/15	870,000		926,463
[d] 144A, 7.375%, 2/11/20	640,000		757,360
[d] 144A, 6.125%, 3/09/21	3,620,000		4,029,911
[c] Reg S, 7.375%, 2/11/20	190,000		224,841
			5,938,575

Malaysia 4.2%
Government of Malaysia,
3.434%, 8/15/14	3,305,000	MYR	1,004,437
3.741%, 2/27/15	20,375,000	MYR	6,218,801
3.835%, 8/12/15	8,345,000	MYR	2,554,623
4.72%, 9/30/15	100,000	MYR	31,158
3.197%, 10/15/15	2,725,000	MYR	823,791
senior bond, 8.00%, 10/30/13	10,000	MYR	3,054
senior bond, 5.094%, 4/30/14	20,615,000	MYR	6,330,778
senior bond, 3.814%, 2/15/17	55,000	MYR	16,817
			16,983,459

20 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton International Bond Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Mexico 7.0%
Government of Mexico,
8.00%, 12/19/13	941,120[e] MXN $		7,130,137
7.00%, 6/19/14	37,700[e] MXN		288,846
9.50%, 12/18/14	835,000[e] MXN		6,679,219
6.00%, 6/18/15	666,050[e] MXN		5,143,795
8.00%, 12/17/15	677,880[e] MXN		5,481,955
6.25%, 6/16/16	46,250[e] MXN		360,977
7.25%, 12/15/16	250,000[e] MXN		2,006,138
[l] Mexican Udibonos, Index Linked,
4.50%, 12/18/14	25,884[f] MXN		205,663
5.00%, 6/16/16	66,145[f] MXN		555,049
3.50%, 12/14/17	50,450[f] MXN		413,200
4.00%, 6/13/19	35,102[f] MXN		295,800
			28,560,779

Philippines 0.7%
Government of the Philippines,
senior bond, 7.00%, 1/27/16	14,440,000	PHP	352,304
senior bond, 9.125%, 9/04/16	9,010,000	PHP	233,551
senior note, 6.25%, 1/27/14	90,980,000	PHP	2,072,907
senior note, 1.625%, 4/25/16	1,100,000	PHP	24,416
			2,683,178

Poland 9.5%
Government of Poland,
5.00%, 10/24/13	4,305,000	PLN	1,336,577
5.75%, 4/25/14	15,115,000	PLN	4,769,256
5.50%, 4/25/15	6,134,000	PLN	1,971,294
6.25%, 10/24/15	3,200,000	PLN	1,051,534
5.75%, 9/23/22	1,500,000	PLN	509,371
[g] FRN, 2.71%, 1/25/17	12,579,000	PLN	3,884,511
[g] FRN, 2.71%, 1/25/21	12,760,000	PLN	3,882,071
senior note, 6.375%, 7/15/19	440,000		506,605
Strip, 1/25/14	15,940,000	PLN	4,883,085
Strip, 7/25/14	5,970,000	PLN	1,805,408
Strip, 7/25/15	32,596,000	PLN	9,519,291
Strip, 1/25/16	16,188,000	PLN	4,637,962
			38,756,965

Russia 0.5%
Government of Russia, senior bond,
[d] 144A, 7.50%, 3/31/30	473,820		546,848
[c] Reg S, 7.50%, 3/31/30	1,460,200		1,685,253
			2,232,101

Serbia 0.6%
[d] Government of Serbia, senior note, 144A,
5.25%, 11/21/17	520,000		510,575
4.875%, 2/25/20	1,010,000		914,681
7.25%, 9/28/21	1,110,000		1,117,221
			2,542,477

		Annual Report | 21

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton International Bond Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Singapore 2.9%
Government of Singapore, senior bond, 0.25%, 2/01/14	15,100,000	SGD	$11,837,389

Slovenia 2.1%
[d] Government of Slovenia, senior note, 144A,
5.50%, 10/26/22	1,900,000		1,755,229
5.85%, 5/10/23	7,160,000		6,758,145
			8,513,374

South Korea 15.1%
Korea Monetary Stabilization Bond,
senior bond, 3.59%, 10/02/13	670,730,000	KRW	604,460
senior bond, 3.48%, 12/02/13	691,910,000	KRW	624,519
senior bond, 3.47%, 2/02/14	951,330,000	KRW	859,717
senior bond, 3.59%, 4/02/14	1,398,170,000	KRW	1,266,146
senior bond, 2.47%, 4/02/15	11,842,400,000	KRW	10,617,387
senior bond, 2.80%, 8/02/15	4,463,600,000	KRW	4,019,599
senior note, 3.28%, 6/02/14	1,657,610,000	KRW	1,506,014
senior note, 2.57%, 6/09/14	1,881,000,000	KRW	1,692,594
senior note, 2.82%, 8/02/14	563,400,000	KRW	508,020
senior note, 2.78%, 10/02/14	7,646,300,000	KRW	6,892,392
senior note, 2.84%, 12/02/14	4,664,080,000	KRW	4,206,995
senior note, 2.74%, 2/02/15	5,392,070,000	KRW	4,857,281
senior note, 2.76%, 6/02/15	3,771,100,000	KRW	3,395,124
Korea Treasury Bond,
senior bond, 3.00%, 12/10/13	15,860,780,000	KRW	14,297,732
senior bond, 3.50%, 6/10/14	798,510,000	KRW	723,562
senior bond, 5.00%, 9/10/16	16,000,000	KRW	15,253
senior note, 5.75%, 9/10/13	220,000,000	KRW	198,235
senior note, 3.25%, 12/10/14	544,110,000	KRW	493,174
senior note, 3.25%, 6/10/15	1,561,600,000	KRW	1,417,540
senior note, 2.75%, 12/10/15	3,596,700,000	KRW	3,234,972
			61,430,716

Sri Lanka 0.2%
Government of Sri Lanka,
A, 7.00%, 3/01/14	1,440,000	LKR	10,658
A, 11.25%, 7/15/14	34,600,000	LKR	261,855
A, 11.75%, 3/15/15	200,000	LKR	1,521
A, 6.50%, 7/15/15	4,850,000	LKR	33,772
A, 11.00%, 8/01/15	26,300,000	LKR	197,773
A, 6.40%, 8/01/16	3,800,000	LKR	25,277
A, 5.80%, 1/15/17	3,900,000	LKR	24,959
A, 8.00%, 11/15/18	13,760,000	LKR	89,010
A, 9.00%, 5/01/21	17,410,000	LKR	112,522
B, 11.75%, 4/01/14	1,420,000	LKR	10,761
B, 6.60%, 6/01/14	1,100,000	LKR	8,046
B, 6.40%, 10/01/16	2,200,000	LKR	14,526
B, 8.50%, 7/15/18	6,970,000	LKR	46,426
C, 8.50%, 4/01/18	5,330,000	LKR	35,763
D, 8.50%, 6/01/18	6,960,000	LKR	46,875
			919,744
22 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton International Bond Fund	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Sweden 3.0%
Government of Sweden, 6.75%, 5/05/14	71,860,000		SEK	$11,271,951
Kommuninvest I Sverige AB, 2.25%, 5/05/14	6,260,000		SEK	951,974
				12,223,925

Ukraine 4.6%
[d] Financing of Infrastructure Projects State Enterprise, 144A,
8.375%, 11/03/17	100,000			90,559
7.40%, 4/20/18	200,000			170,018
[d] Government of Ukraine,
144A, 7.75%, 9/23/20	7,439,000			6,603,266
senior bond, 144A, 6.58%, 11/21/16	1,455,000			1,343,692
senior bond, 144A, 7.80%, 11/28/22	4,430,000			3,853,989
senior note, 144A, 4.95%, 10/13/15	100,000		EUR	126,593
senior note, 144A, 6.25%, 6/17/16	1,100,000			1,018,188
senior note, 144A, 7.95%, 2/23/21	2,660,000			2,374,050
senior note, 144A, 7.50%, 4/17/23	3,800,000			3,260,875
				18,841,230

Venezuela 0.1%
Government of Venezuela, 10.75%, 9/19/13	305,000			305,747

Vietnam 0.1%
[d] Government of Vietnam, 144A, 6.75%, 1/29/20	535,000			566,766

Total Foreign Government and Agency Securities
(Cost $289,892,881)				289,434,031

Quasi-Sovereign and Corporate Bonds (Cost $195,948) 0.0%†
South Korea 0.0%†
[d] The Export-Import Bank of Korea, senior note, 144A, 1.45%, 5/19/14	1,290,000		SEK	194,775

Total Investments before Short Term Investments
(Cost $290,088,829)				289,628,806

Short Term Investments 25.9%
Foreign Government and Agency Securities 15.0%
Australia 0.9%
[h] Australia Treasury Bill, 11/08/13	4,000,000		AUD	3,546,151

Brazil 0.4%
Letra Tesouro Nacional, Strip, 4/01/14	4,060	[a]	BRL	1,614,114

Canada 1.3%
Government of Canada,
2.50%, 9/01/13	728,000		CAD	691,180
1.00%, 2/01/14	3,883,000		CAD	3,685,431
2.00%, 3/01/14	848,000		CAD	808,774
				5,185,385

Hungary 0.1%
[h] Hungary Treasury Bills, 1/08/14 - 6/25/14	52,530,000		HUF	224,558

Annual Report | 23

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton International Bond Fund	Principal Amount*			Value
Short Term Investments (continued)
Foreign Government and Agency Securities (continued)
Malaysia 6.4%
[h] Bank of Negara Monetary Notes, 9/05/13 - 8/21/14	87,249,000		MYR	$26,030,636
[h] Malaysia Treasury Bill, 5/30/14	110,000		MYR	32,604
				26,063,240
Mexico 0.3%
[h] Mexico Treasury Bills, 9/19/13 - 4/30/14	1,809,760	[i]	MXN	1,330,192
Norway 0.7%
[h] Norway Treasury Bill, 9/18/13	17,372,000		NOK	2,836,991
Philippines 1.2%
[h] Philippine Treasury Bills, 9/04/13 - 8/06/14	230,520,000		PHP	5,150,822
Singapore 1.3%
[h] Monetary Authority of Singapore Treasury Bills, 10/25/13 - 11/22/13	1,760,000		SGD	1,378,986
[h] Singapore Treasury Bills, 11/01/13 - 5/02/14	5,143,000		SGD	4,026,835
				5,405,821
South Korea 0.7%
Korea Monetary Stabilization Bond, senior bond, 2.55%, 5/09/14	702,700,000		KRW	632,359
[h] Korea Monetary Stabilization Bonds, 9/10/13 - 10/22/13	2,582,100,000		KRW	2,321,848
				2,954,207
Sri Lanka 0.0%†
[h] Sri Lanka Treasury Bill, 10/11/13	410,000		LKR	3,058
Sweden 1.7%
[h] Sweden Treasury Bills,
11/20/13	42,240,000		SEK	6,365,797
9/18/13 - 12/18/13	3,920,000		SEK	591,249
				6,957,046

Total Foreign Government and Agency Securities
(Cost $63,794,299)				61,271,585

Total Investments before Money Market Funds
(Cost $353,883,128)				350,900,391

`	Shares
Money Market Funds (Cost $44,486,142) 10.9%
United States 10.9%
[j,k] Institutional Fiduciary Trust Money Market Portfolio	44,486,142			44,486,142
Total Investments (Cost $398,369,270) 96.9%				395,386,533
Other Assets, less Liabilities 3.1%				12,485,461
Net Assets 100.0%				$407,871,994

24 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013

Templeton International Bond Fund

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aPrincipal amount is stated in 1,000 Brazilian Real Units.
bRedemption price at maturity is adjusted for inflation. See Note 1(e).
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration
These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At August 31, 2013, the aggregate value of these securities was $7,622,653, representing 1.87% of net assets.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At August 31,
2013, the aggregate value of these securities was $37,837,488, representing 9.28% of net assets.
ePrincipal amount is stated in 100 Mexican Peso Units.
fPrincipal amount is stated in 100 Unidad de Inversion Units.
gThe coupon rate shown represents the rate at period end.
hThe security is traded on a discount basis with no stated coupon rate.
iPrincipal amount is stated in 10 Mexican Peso Units.
jNon-income producing.
kSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
lPrincipal amount of security is adjusted for inflation. See Note 1(e).

At August 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Indian Rupee	CITI	Buy	1,899,000	33,321		9/03/13	$—	$(4,919)
Indian Rupee	CITI	Sell	1,899,000	27,885		9/03/13	—	(516)
Euro	DBAB	Sell	48,000	60,564		9/04/13	—	(2,883)
Euro	DBAB	Buy	48,000	63,478		9/04/13	—	(30)
Indian Rupee	HSBK	Buy	3,471,000	60,496		9/04/13	—	(8,602)
Indian Rupee	HSBK	Sell	3,471,000	51,270		9/04/13	—	(623)
Malaysian Ringgit	JPHQ	Buy	770,000	242,512		9/04/13	—	(9,286)
Malaysian Ringgit	JPHQ	Sell	770,000	232,875		9/04/13	—	(352)
Mexican Peso	HSBK	Buy	5,527,700	399,516		9/04/13	14,091	—
Mexican Peso	HSBK	Sell	5,527,700	416,242		9/04/13	2,636	—
Polish Zloty	DBAB	Buy	1,727,633	397,066	EUR	9/06/13	9,486	—
Polish Zloty	DBAB	Sell	1,727,633	406,024	EUR	9/06/13	2,356	—
Euro	DBAB	Sell	105,000	132,739		9/10/13	—	(6,055)
Euro	BZWS	Sell	91,492	115,824		9/10/13	—	(5,114)
Euro	BZWS	Buy	91,492	121,895		9/10/13	—	(956)
Euro	DBAB	Buy	105,000	138,863		9/10/13	—	(69)
Indian Rupee	DBAB	Buy	1,106,000	19,311		9/10/13	—	(2,811)
Indian Rupee	DBAB	Sell	1,106,000	16,851		9/10/13	351	—
Polish Zloty	DBAB	Sell	2,370,000	552,667	EUR	9/10/13	—	(2,300)
Polish Zloty	DBAB	Buy	2,370,000	553,661	EUR	9/10/13	986	—
Euro	DBAB	Sell	399,000	512,476		9/11/13	—	(14,943)
Indian Rupee	DBAB	Buy	599,000	10,395		9/11/13	—	(1,462)
Indian Rupee	HSBK	Buy	590,000	10,232		9/11/13	—	(1,434)

Annual Report | 25

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton International Bond Fund
Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Indian Rupee	HSBK	Sell	590,000	8,708		9/11/13	$—	$(90)
Indian Rupee	DBAB	Sell	599,000	9,123		9/11/13	190	—
Chilean Peso	JPHQ	Buy	3,923,654,400	7,893,089		9/12/13	—	(229,547)
Euro	BZWS	Sell	89,500	114,889		9/12/13	—	(3,417)
Euro	BZWS	Buy	89,500	119,483		9/12/13	—	(1,177)
Indian Rupee	HSBK	Buy	58,725,065	999,712		9/12/13	—	(124,281)
Indian Rupee	JPHQ	Buy	58,453,640	995,091		9/12/13	—	(123,706)
Indian Rupee	JPHQ	Sell	58,453,640	858,602		9/12/13	—	(12,782)
Indian Rupee	HSBK	Sell	58,725,065	866,663		9/12/13	—	(8,768)
Polish Zloty	DBAB	Buy	6,080,000	1,424,221	EUR	9/12/13	—	(2,812)
Swedish Krona	DBAB	Buy	31,900,000	3,708,052	EUR	9/12/13	—	(86,839)
Swedish Krona	DBAB	Sell	31,900,000	3,664,561	EUR	9/12/13	29,349	—
Euro	JPHQ	Sell	418,000	539,220		9/13/13	—	(13,317)
Indian Rupee	JPHQ	Buy	68,580,000	1,146,631		9/13/13	—	(124,661)
Indian Rupee	JPHQ	Sell	68,580,000	1,007,344		9/13/13	—	(14,626)
Indian Rupee	HSBK	Buy	1,490,000	24,881		9/13/13	—	(2,677)
Indian Rupee	HSBK	Sell	1,490,000	22,272		9/13/13	644	—
Euro	BZWS	Sell	255,382	330,630		9/16/13	—	(6,952)
Euro	BZWS	Buy	255,382	340,935		9/16/13	—	(3,353)
Euro	DBAB	Sell	340,000	440,028		9/17/13	—	(9,410)
Euro	UBSW	Sell	237,212	306,905		9/17/13	—	(6,660)
Euro	UBSW	Buy	237,212	317,508		9/17/13	—	(3,944)
Indian Rupee	HSBK	Buy	59,357,090	999,379		9/17/13	—	(116,128)
Indian Rupee	JPHQ	Buy	3,179,000	53,524		9/17/13	—	(6,219)
Indian Rupee	JPHQ	Sell	3,179,000	46,695		9/17/13	—	(609)
Indian Rupee	HSBK	Sell	59,357,090	885,927		9/17/13	25,808	—
Malaysian Ringgit	HSBK	Buy	1,364,326	434,956		9/17/13	—	(22,012)
Malaysian Ringgit	HSBK	Sell	1,364,326	408,481		9/17/13	—	(4,463)
Indian Rupee	DBAB	Buy	57,061,432	973,064		9/18/13	—	(124,281)
Indian Rupee	DBAB	Sell	57,061,432	849,128		9/18/13	22,630	—
Japanese Yen	BZWS	Sell	18,748,705	240,368		9/18/13	49,302	—
Malaysian Ringgit	DBAB	Buy	1,065,198	339,051		9/18/13	—	(16,663)
Malaysian Ringgit	DBAB	Sell	1,065,198	323,277		9/18/13	1,212	—
Singapore Dollar	BZWS	Buy	2,020,036	1,614,737		9/18/13	—	(31,415)
Singapore Dollar	BZWS	Sell	2,020,036	1,575,323		9/18/13	—	(7,999)
Euro	BZWS	Sell	60,021	79,066		9/19/13	—	(275)
Singapore Dollar	JPHQ	Buy	404,000	330,281		9/19/13	—	(13,622)
Singapore Dollar	DBAB	Buy	568,400	455,376		9/19/13	—	(9,858)
Singapore Dollar	JPHQ	Sell	404,000	315,182		9/19/13	—	(1,477)
Singapore Dollar	DBAB	Sell	568,400	445,455		9/19/13	936	—
Indian Rupee	DBAB	Buy	1,365,000	22,987		9/20/13	—	(2,697)
Hungary Forint	JPHQ	Buy	81,867,000	263,365	EUR	9/23/13	10,199	—
Euro	DBAB	Sell	822,000	1,067,671		9/24/13	—	(18,934)
Euro	BZWS	Sell	144,692	188,068		9/24/13	—	(3,201)
Philippine Peso	DBAB	Buy	4,438,000	106,167		9/24/13	—	(6,627)
Hungary Forint	JPHQ	Buy	65,535,000	210,690	EUR	9/25/13	8,290	—

26 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton International Bond Fund
Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Indian Rupee	JPHQ	Buy	1,388,000	22,852		9/25/13	$—	$(2,257)
Euro	DBAB	Sell	382,000	494,885		9/26/13	—	(10,086)
Indian Rupee	DBAB	Buy	20,664,000	322,067		9/26/13	—	(15,580)
Malaysian Ringgit	HSBK	Buy	217,000	69,607		9/26/13	—	(3,960)
Malaysian Ringgit	DBAB	Buy	209,000	66,584		9/26/13	—	(3,357)
South Korean Won	HSBK	Buy	871,000,000	766,860		9/26/13	16,056	—
Euro	BZWS	Sell	1,810,000	2,355,263		9/27/13	—	(37,407)
Indian Rupee	DBAB	Buy	53,849,800	896,362		9/27/13	—	(97,952)
Indian Rupee	HSBK	Buy	20,370,000	334,462		9/27/13	—	(32,444)
Indian Rupee	JPHQ	Buy	6,547,500	109,174		9/27/13	—	(12,096)
Japanese Yen	JPHQ	Sell	18,778,488	223,215		9/27/13	31,837	—
Euro	DBAB	Sell	2,210,000	2,853,270		9/30/13	—	(68,197)
Euro	HSBK	Sell	810,000	1,042,049		9/30/13	—	(28,715)
Euro	MSCO	Sell	600,000	772,950		9/30/13	—	(20,209)
Indian Rupee	DBAB	Buy	34,231,300	562,194		9/30/13	—	(55,196)
Indian Rupee	JPHQ	Buy	1,954,000	30,248		9/30/13	—	(1,307)
Japanese Yen	JPHQ	Sell	4,170,000	53,846		9/30/13	11,348	—
Philippine Peso	HSBK	Buy	5,600,000	133,530		9/30/13	—	(7,930)
Swedish Krona	DBAB	Buy	929,000	107,866	EUR	9/30/13	—	(2,435)
Euro	DBAB	Sell	5,674,000	7,361,731		10/03/13	—	(138,998)
Indian Rupee	CITI	Buy	1,881,000	31,246		10/03/13	—	(3,415)
Philippine Peso	HSBK	Buy	4,500,000	107,885		10/03/13	—	(6,960)
Indian Rupee	HSBK	Buy	3,471,000	50,709		10/04/13	631	—
Philippine Peso	DBAB	Buy	7,621,000	182,321		10/04/13	—	(11,401)
Philippine Peso	HSBK	Buy	6,113,000	146,546		10/04/13	—	(9,447)
Euro	DBAB	Sell	780,000	1,011,215		10/07/13	—	(19,920)
Euro	UBSW	Sell	430,000	556,906		10/07/13	—	(11,541)
Indian Rupee	HSBK	Buy	52,200,000	855,037		10/07/13	—	(83,718)
Indian Rupee	DBAB	Buy	3,003,000	49,124		10/07/13	—	(4,751)
Philippine Peso	HSBK	Buy	9,114,000	219,144		10/07/13	—	(14,750)
Indian Rupee	DBAB	Buy	559,000	9,270		10/08/13	—	(1,013)
Euro	DBAB	Sell	1,740,000	2,280,844		10/09/13	—	(19,401)
Euro	UBSW	Sell	195,000	254,826		10/09/13	—	(2,960)
Euro	UBSW	Sell	193,000	250,485		10/11/13	—	(4,659)
Mexican Peso	DBAB	Buy	46,934,000	3,530,598		10/11/13	—	(30,555)
Philippine Peso	HSBK	Buy	5,257,000	126,489		10/11/13	—	(8,600)
Philippine Peso	JPHQ	Buy	2,986,000	71,881		10/11/13	—	(4,920)
Indian Rupee	DBAB	Buy	3,601,000	58,871		10/15/13	—	(5,804)
Philippine Peso	DBAB	Buy	1,782,000	42,817		10/16/13	—	(2,859)
Euro	HSBK	Sell	170,000	221,000		10/17/13	—	(3,744)
Indian Rupee	DBAB	Buy	5,436,000	88,997		10/17/13	—	(8,941)
Indian Rupee	JPHQ	Buy	3,120,000	51,551		10/18/13	—	(5,619)
Malaysian Ringgit	JPHQ	Buy	433,000	139,385		10/18/13	—	(8,578)
Singapore Dollar	JPHQ	Buy	410,000	331,313		10/21/13	—	(9,946)
Indian Rupee	JPHQ	Buy	1,559,000	25,599		10/22/13	—	(2,678)
Indian Rupee	DBAB	Buy	1,094,000	17,963		10/22/13	—	(1,879)

								Annual Report | 27

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton International Bond Fund
Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Japanese Yen	BZWS	Sell	20,800,000	211,813		10/22/13	$—	$(196)
Malaysian Ringgit	HSBK	Buy	389,000	126,291		10/22/13	—	(8,806)
Malaysian Ringgit	DBAB	Buy	278,000	89,663		10/23/13	—	(5,708)
Malaysian Ringgit	HSBK	Buy	186,060	60,000		10/24/13	—	(3,814)
Euro	BZWS	Sell	104,786	136,685		10/25/13	—	(1,849)
Chilean Peso	CITI	Buy	167,590,000	344,410		10/28/13	—	(19,296)
Euro	DBAB	Sell	306,000	398,626		10/29/13	—	(5,933)
Euro	UBSW	Sell	289,000	376,726		10/29/13	—	(5,358)
Indian Rupee	HSBK	Buy	14,276,000	237,255		10/29/13	—	(27,853)
Chilean Peso	MSCO	Buy	17,020,200	34,828		10/30/13	—	(1,819)
Euro	DBAB	Sell	572,116	740,447		10/31/13	—	(15,947)
Malaysian Ringgit	JPHQ	Buy	267,000	86,232		10/31/13	—	(5,640)
Euro	DBAB	Sell	36,060	47,058		11/04/13	—	(618)
Euro	BZWS	Sell	254,534	331,355		11/05/13	—	(5,171)
Euro	DBAB	Sell	148,000	192,700		11/05/13	—	(2,974)
Japanese Yen	UBSW	Sell	30,300,000	380,883		11/05/13	72,020	—
Japanese Yen	BZWS	Sell	15,100,000	189,961		11/05/13	36,039	—
Japanese Yen	CITI	Sell	15,120,000	190,184		11/05/13	36,058	—
Euro	DBAB	Sell	113,000	145,205		11/08/13	—	(4,197)
Indian Rupee	DBAB	Buy	547,000	8,689		11/08/13	—	(687)
Japanese Yen	CITI	Sell	34,542,911	432,478		11/08/13	80,360	—
Norwegian Krone	UBSW	Buy	1,875,500	251,559	EUR	11/08/13	—	(26,931)
Euro	JPHQ	Sell	1,121,018	1,435,436		11/12/13	—	(46,732)
Indian Rupee	DBAB	Buy	21,061,400	334,765		11/12/13	—	(26,992)
Indian Rupee	HSBK	Buy	590,000	8,526		11/12/13	96	—
Japanese Yen	HSBK	Sell	15,273,000	163,610		11/12/13	7,919	—
Indian Rupee	HSBK	Buy	1,490,000	21,899		11/13/13	—	(734)
Indian Rupee	JPHQ	Buy	127,033,640	1,831,675		11/13/13	24,185	—
Indian Rupee	HSBK	Buy	58,725,065	848,505		11/13/13	9,421	—
Japanese Yen	JPHQ	Sell	33,933,000	428,975		11/13/13	83,066	—
Euro	DBAB	Sell	1,328,838	1,696,421		11/15/13	—	(60,539)
Euro	MSCO	Sell	217,000	276,854		11/15/13	—	(10,059)
Japanese Yen	UBSW	Sell	34,402,400	434,703		11/15/13	84,005	—
Japanese Yen	CITI	Sell	44,512,000	562,749		11/15/13	108,993	—
Japanese Yen	MSCO	Sell	6,000,000	75,849		11/15/13	14,685	—
Indian Rupee	HSBK	Buy	59,357,090	870,594		11/18/13	—	(28,653)
Indian Rupee	DBAB	Buy	57,061,432	834,720		11/18/13	—	(25,341)
Indian Rupee	JPHQ	Buy	2,242,000	35,664		11/18/13	—	(2,954)
Euro	DBAB	Sell	431,774	554,717		11/19/13	—	(16,174)
Japanese Yen	CITI	Sell	29,454,000	364,796		11/19/13	64,536	—
Japanese Yen	DBAB	Sell	23,793,000	293,572		11/19/13	51,021	—
Malaysian Ringgit	DBAB	Buy	498,560	160,000		11/19/13	—	(9,685)
Euro	JPHQ	Sell	1,295,287	1,653,583		11/20/13	—	(59,051)
Euro	DBAB	Sell	430,000	550,572		11/20/13	—	(17,976)
Euro	UBSW	Sell	151,344	193,735		11/20/13	—	(6,372)
Japanese Yen	JPHQ	Sell	11,881,000	147,220		11/20/13	26,102	—

28 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton International Bond Fund
Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Japanese Yen	HSBK	Sell	6,209,000	76,874		11/20/13	$13,577	$—
Japanese Yen	UBSW	Sell	9,491,000	117,539		11/20/13	20,785	—
Japanese Yen	CITI	Sell	33,082,000	408,965		11/20/13	71,718	—
Malaysian Ringgit	HSBK	Buy	324,000	103,806		11/20/13	—	(6,126)
Indian Rupee	DBAB	Buy	20,664,000	317,319		11/26/13	—	(16,482)
Euro	DBAB	Sell	13,877	18,046		11/29/13	—	(303)
Indian Rupee	HSBK	Buy	28,986,500	441,129		11/29/13	—	(19,437)
Indian Rupee	JPHQ	Buy	4,131,500	63,257		11/29/13	—	(3,152)
Indian Rupee	DBAB	Buy	1,705,000	25,398		11/29/13	—	(594)
Indian Rupee	CITI	Buy	1,899,000	27,121		12/03/13	484	—
Malaysian Ringgit	JPHQ	Buy	1,085,000	350,633		12/04/13	—	(23,795)
Chilean Peso	DBAB	Buy	19,120,000	38,012		12/05/13	—	(1,144)
Chilean Peso	DBAB	Buy	36,390,000	72,504		12/06/13	—	(2,344)
Euro	UBSW	Sell	142,592	187,194		12/09/13	—	(1,355)
Euro	HSBK	Sell	30,268	39,811		12/09/13	—	(212)
Mexican Peso	CITI	Buy	11,809,000	903,983		12/16/13	—	(28,341)
Swedish Krona	MSCO	Buy	2,569,200	293,174	EUR	12/16/13	—	(748)
Indian Rupee	JPHQ	Buy	3,179,000	45,531		12/18/13	544	—
Mexican Peso	CITI	Buy	5,661,490	422,673		12/23/13	—	(3,120)
Singapore Dollar	DBAB	Buy	612,000	487,261		12/23/13	—	(7,518)
Chilean Peso	DBAB	Buy	46,917,000	94,974		1/07/14	—	(4,879)
Euro	DBAB	Sell	722,726	949,807		1/07/14	—	(5,959)
Japanese Yen	DBAB	Sell	23,005,000	265,711		1/07/14	31,106	—
Chilean Peso	DBAB	Buy	27,470,000	55,585		1/08/14	—	(2,841)
Malaysian Ringgit	DBAB	Buy	345,400	111,661		1/08/14	—	(7,821)
Swedish Krona	DBAB	Buy	15,800,000	1,833,585	EUR	1/09/14	—	(46,654)
Chilean Peso	DBAB	Buy	38,600,000	78,392		1/10/14	—	(4,295)
Japanese Yen	CITI	Sell	7,840,000	89,858		1/10/14	9,904	—
Mexican Peso	CITI	Buy	13,581,791	1,038,760		1/10/14	—	(33,797)
Chilean Peso	MSCO	Buy	36,800,000	74,774		1/13/14	—	(4,160)
Euro	UBSW	Sell	195,249	255,694		1/13/14	—	(2,518)
Euro	JPHQ	Sell	22,549	29,522		1/14/14	—	(298)
Euro	DBAB	Sell	86,000	113,941		1/14/14	208	—
Euro	CITI	Sell	32,570	43,318		1/14/14	245	—
Japanese Yen	UBSW	Sell	23,520,000	268,965		1/14/14	29,095	—
Japanese Yen	HSBK	Sell	28,700,000	326,879		1/15/14	34,178	—
Japanese Yen	DBAB	Sell	7,860,000	88,589		1/16/14	8,427	—
Japanese Yen	UBSW	Sell	37,130,000	418,361		1/16/14	39,683	—
Malaysian Ringgit	JPHQ	Buy	99,000	32,263		1/16/14	—	(2,514)
Euro	DBAB	Sell	105,000	140,490		1/17/14	1,628	—
Euro	BZWS	Sell	249,000	327,273		1/21/14	—	(2,033)
Euro	JPHQ	Sell	32,570	43,395		1/22/14	320	—
Euro	CITI	Sell	48,798	65,261		1/22/14	725	—
Euro	DBAB	Sell	531,000	709,071		1/24/14	6,807	—
Euro	UBSW	Sell	57,624	76,765		1/27/14	555	—
Euro	BZWS	Sell	460,000	608,794		1/27/14	423	—

								Annual Report | 29

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton International Bond Fund
Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Japanese Yen	UBSW	Sell	33,200,000	376,332		1/27/14	$37,704	$—
Euro	CITI	Sell	111,900	149,775		1/28/14	1,781	—
Japanese Yen	HSBK	Sell	40,858,365	456,518		1/28/14	39,774	—
Japanese Yen	DBAB	Sell	31,548,058	352,295		1/28/14	30,514	—
Chilean Peso	DBAB	Buy	24,250,000	49,424		1/29/14	—	(2,984)
Chilean Peso	JPHQ	Buy	81,300,000	165,244		1/30/14	—	(9,570)
Malaysian Ringgit	JPHQ	Buy	314,000	101,095		1/30/14	—	(6,813)
Swedish Krona	UBSW	Buy	4,650,000	532,890	EUR	1/30/14	—	(5,214)
Chilean Peso	JPHQ	Buy	117,000,000	237,226		1/31/14	—	(13,221)
Chilean Peso	DBAB	Buy	48,500,000	98,527		1/31/14	—	(5,670)
Euro	DBAB	Sell	462,000	623,252		1/31/14	12,227	—
Chilean Peso	DBAB	Buy	45,250,000	91,618		2/03/14	—	(5,016)
Euro	UBSW	Sell	86,000	116,629		2/03/14	2,887	—
Chilean Peso	DBAB	Buy	68,600,000	139,473		2/04/14	—	(8,199)
Malaysian Ringgit	JPHQ	Buy	753,000	239,162		2/04/14	—	(13,130)
Chilean Peso	DBAB	Buy	33,200,000	67,425		2/06/14	—	(3,909)
Chilean Peso	DBAB	Buy	74,940,000	151,922		2/07/14	—	(8,568)
Singapore Dollar	HSBK	Buy	372,000	300,703		2/07/14	—	(9,053)
Singapore Dollar	DBAB	Buy	372,000	292,191		2/07/14	—	(541)
Chilean Peso	BZWS	Buy	48,400,000	91,632		2/10/14	918	—
Euro	UBSW	Sell	152,000	205,796		2/10/14	4,758	—
Euro	HSBK	Sell	152,000	205,557		2/10/14	4,520	—
Euro	CITI	Sell	203,000	274,897		2/10/14	6,406	—
Japanese Yen	CITI	Sell	42,706,000	433,511		2/10/14	—	(2,125)
Chilean Peso	BZWS	Buy	33,500,000	67,924		2/11/14	—	(3,873)
Euro	BZWS	Sell	493,000	666,092		2/11/14	14,041	—
Euro	DBAB	Sell	2,298,000	3,083,755		2/11/14	44,374	—
Chilean Peso	DBAB	Buy	18,700,000	37,862		2/12/14	—	(2,113)
Japanese Yen	GSFX	Sell	49,397,000	532,181		2/12/14	28,283	—
Singapore Dollar	BZWS	Buy	105,482	83,135		2/12/14	—	(435)
Euro	UBSW	Sell	327,000	438,605		2/13/14	6,105	—
Chilean Peso	MSCO	Buy	46,470,000	94,002		2/14/14	—	(5,187)
Chilean Peso	DBAB	Buy	17,300,000	35,093		2/14/14	—	(2,029)
Mexican Peso	MSCO	Buy	8,240,820	625,584		2/14/14	—	(17,619)
Chilean Peso	DBAB	Buy	18,500,000	37,523		2/18/14	—	(2,183)
Japanese Yen	GSFX	Sell	4,527,440	48,640		2/18/14	2,454	—
Japanese Yen	JPHQ	Sell	8,460,000	90,894		2/18/14	4,590	—
Malaysian Ringgit	HSBK	Buy	1,364,326	404,604		2/18/14	4,607	—
Singapore Dollar	HSBK	Buy	227,500	179,984		2/18/14	—	(1,617)
Euro	JPHQ	Sell	388,000	518,554		2/19/14	5,362	—
Euro	BZWS	Sell	695,000	927,714		2/20/14	8,462	—
Chilean Peso	JPHQ	Buy	18,900,000	38,415		2/21/14	—	(2,324)
Euro	GSFX	Sell	198,000	265,043		2/21/14	3,154	—
Chilean Peso	JPHQ	Buy	32,200,000	65,321		2/24/14	—	(3,855)
Chilean Peso	MSCO	Buy	22,850,000	46,222		2/24/14	—	(2,605)
Japanese Yen	HSBK	Sell	32,060,000	343,071		2/24/14	15,996	—

30 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton International Bond Fund
Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Chilean Peso	DBAB	Buy	16,920,000	34,209		2/25/14	$—	$(1,915)
Japanese Yen	JPHQ	Sell	32,100,000	346,269		2/25/14	18,783	—
Chilean Peso	MSCO	Buy	22,000,000	44,476		2/26/14	—	(2,491)
Chilean Peso	DBAB	Buy	11,480,000	23,192		2/26/14	—	(1,284)
Euro	UBSW	Sell	125,681	167,954		2/26/14	1,716	—
Euro	BZWS	Sell	376,233	501,576		2/26/14	3,935	—
Japanese Yen	UBSW	Sell	23,295,000	236,594		2/26/14	—	(1,065)
Chilean Peso	DBAB	Buy	14,200,000	28,710		2/27/14	—	(1,614)
Euro	DBAB	Sell	405,710	536,560		2/27/14	—	(73)
Euro	BZWS	Sell	344,882	460,675		2/27/14	4,500	—
Japanese Yen	BZWS	Sell	17,800,000	190,130		2/27/14	8,531	—
Malaysian Ringgit	HSBK	Buy	123,600	36,841		2/27/14	213	—
Singapore Dollar	HSBK	Buy	8,085,861	6,525,066		2/27/14	—	(185,317)
Singapore Dollar	DBAB	Buy	487,000	380,826		2/27/14	1,008	—
Chilean Peso	JPHQ	Buy	18,000,000	36,389		2/28/14	—	(2,045)
Chilean Peso	DBAB	Buy	14,200,000	28,671		2/28/14	—	(1,577)
Euro	UBSW	Sell	237,212	317,689		2/28/14	3,927	—
Mexican Peso	MSCO	Buy	4,153,100	312,310		2/28/14	—	(6,280)
Singapore Dollar	DBAB	Buy	187,500	151,491		2/28/14	—	(4,480)
Singapore Dollar	DBAB	Buy	187,500	146,222		2/28/14	789	—
Singapore Dollar	BZWS	Buy	2,020,036	1,575,937		2/28/14	7,882	—
Swedish Krona	UBSW	Buy	3,760,000	430,586	EUR	2/28/14	—	(4,252)
Chilean Peso	DBAB	Buy	2,750,000	5,556		3/03/14	—	(311)
Euro	DBAB	Sell	194,873	256,404		3/03/14	—	(1,359)
Japanese Yen	JPHQ	Sell	33,100,000	363,992		3/03/14	26,284	—
Polish Zloty	DBAB	Buy	2,370,000	546,889	EUR	3/03/14	1,909	—
Japanese Yen	UBSW	Sell	36,900,000	401,392		3/04/14	24,910	—
Japanese Yen	HSBK	Sell	33,100,000	363,537		3/04/14	25,825	—
Malaysian Ringgit	JPHQ	Buy	770,000	230,449		3/04/14	313	—
Chilean Peso	BZWS	Buy	53,000,000	107,017		3/05/14	—	(5,941)
Chilean Peso	DBAB	Buy	2,750,000	5,541		3/05/14	—	(297)
Euro	DBAB	Sell	62,000	80,755		3/05/14	—	(1,254)
Chilean Peso	DBAB	Buy	46,380,000	93,650		3/07/14	—	(5,217)
Euro	DBAB	Sell	2,120,000	2,774,868		3/07/14	—	(29,347)
Euro	BZWS	Sell	414,214	541,974		3/07/14	—	(5,924)
Chilean Peso	MSCO	Buy	8,800,000	17,778		3/10/14	—	(1,004)
Euro	BZWS	Sell	455,012	592,762		3/10/14	—	(9,109)
Euro	CITI	Sell	268,000	350,129		3/10/14	—	(4,371)
Euro	MSCO	Sell	202,000	263,964		3/10/14	—	(3,234)
Euro	HSBK	Sell	71,000	92,655		3/10/14	—	(1,261)
Mexican Peso	HSBK	Buy	25,865,900	1,968,935		3/10/14	—	(64,632)
Malaysian Ringgit	HSBK	Buy	3,220,478	1,016,308		3/11/14	—	(51,574)
Singapore Dollar	CITI	Buy	1,986,247	1,595,802		3/11/14	—	(38,450)
Malaysian Ringgit	JPHQ	Buy	827,010	261,142		3/12/14	—	(13,416)
Chilean Peso	DBAB	Buy	45,131,875	91,249		3/13/14	—	(5,247)
Japanese Yen	JPHQ	Sell	172,858,450	1,806,348		3/14/14	42,530	—

								Annual Report | 31

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton International Bond Fund
Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Mexican Peso	CITI	Buy	3,216,100	244,323		3/14/14	$—	$(7,630)
Singapore Dollar	HSBK	Buy	648,300	519,804		3/14/14	—	(11,491)
Euro	DBAB	Sell	563,000	730,813		3/17/14	—	(13,921)
Euro	BZWS	Sell	132,892	172,928		3/17/14	—	(2,861)
Japanese Yen	CITI	Sell	18,818,061	196,564		3/17/14	4,542	—
Chilean Peso	JPHQ	Buy	697,200,000	1,412,480		3/18/14	—	(84,564)
Euro	CITI	Sell	98,445	127,800		3/18/14	—	(2,423)
Malaysian Ringgit	DBAB	Buy	1,065,198	319,975		3/18/14	1,578	—
Hungary Forint	DBAB	Buy	166,328,700	526,728	EUR	3/19/14	20,577	—
Hungary Forint	JPHQ	Buy	49,849,400	158,018	EUR	3/19/14	5,961	—
Japanese Yen	CITI	Sell	16,634,000	174,224		3/19/14	4,484	—
Japanese Yen	MSCO	Sell	23,490,000	245,544		3/19/14	5,844	—
Singapore Dollar	CITI	Buy	12,226,774	9,800,000		3/19/14	—	(213,262)
Singapore Dollar	HSBK	Buy	650,000	521,021		3/19/14	—	(11,371)
Singapore Dollar	DBAB	Buy	568,400	445,650		3/19/14	—	(1,071)
Singapore Dollar	JPHQ	Buy	404,000	315,320		3/19/14	1,448	—
Hungary Forint	JPHQ	Buy	83,399,000	263,362	EUR	3/20/14	11,274	—
Chilean Peso	JPHQ	Buy	19,100,000	38,625		3/21/14	—	(2,257)
Euro	DBAB	Sell	236,000	306,210		3/21/14	—	(5,975)
Euro	BZWS	Sell	81,680	106,070		3/21/14	—	(1,978)
Hungary Forint	JPHQ	Buy	82,952,000	263,365	EUR	3/21/14	9,315	—
Mexican Peso	CITI	Buy	9,393,800	688,978		3/24/14	1,762	—
Japanese Yen	BZWS	Sell	13,651,450	143,927		3/25/14	4,614	—
Euro	DBAB	Sell	202,000	262,449		3/26/14	—	(4,766)
Euro	CITI	Sell	179,804	233,871		3/26/14	—	(3,982)
Malaysian Ringgit	DBAB	Buy	151,000	47,577		3/26/14	—	(2,384)
Malaysian Ringgit	HSBK	Buy	144,000	45,349		3/26/14	—	(2,251)
Euro	DBAB	Sell	41,097	52,991		3/31/14	—	(1,375)
Euro	DBAB	Sell	135,917	174,674		4/03/14	—	(5,129)
Hungary Forint	DBAB	Buy	154,700,000	632,901		4/03/14	33,529	—
Euro	DBAB	Sell	480,000	617,832		4/04/14	—	(17,156)
Euro	BZWS	Sell	212,293	273,232		4/07/14	—	(7,612)
Euro	HSBK	Sell	396,000	517,521		4/10/14	—	(6,358)
Euro	DBAB	Sell	541,689	708,935		4/11/14	—	(7,681)
Euro	UBSW	Sell	198,000	259,232		4/11/14	—	(2,709)
Chilean Peso	MSCO	Buy	183,130,000	374,384		4/14/14	—	(26,512)
Euro	JPHQ	Sell	450,000	589,812		4/14/14	—	(5,514)
Euro	DBAB	Sell	170,000	223,618		4/15/14	—	(1,284)
Euro	HSBK	Sell	507,192	663,879		4/16/14	—	(7,114)
Chilean Peso	MSCO	Buy	164,090,000	333,144		4/21/14	—	(21,653)
Euro	DBAB	Sell	4,203,000	5,504,249		4/22/14	—	(56,271)
Euro	JPHQ	Sell	4,457,929	5,842,625		4/22/14	—	(55,163)
Euro	BZWS	Sell	208,570	274,683		4/22/14	—	(1,253)
Japanese Yen	CITI	Sell	20,800,000	212,559		4/22/14	234	—
Euro	DBAB	Sell	623,000	816,566		4/23/14	—	(7,659)
Euro	BZWS	Sell	796,633	1,040,562		4/25/14	—	(13,387)

32 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton International Bond Fund
Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Chilean Peso	JPHQ	Buy	103,971,000	209,302		4/28/14	$—	$(12,071)
Euro	BZWS	Sell	201,960	263,397		4/30/14	—	(3,803)
Euro	DBAB	Sell	1,228,000	1,630,317		4/30/14	5,635	—
Euro	BZWS	Sell	737,531	977,553		5/05/14	1,757	—
Euro	GSFX	Sell	1,104,872	1,453,570		5/07/14	—	(8,252)
Euro	BZWS	Sell	379,000	497,381		5/07/14	—	(4,062)
Euro	GSFX	Sell	616,000	806,720		5/08/14	—	(8,294)
Chilean Peso	MSCO	Buy	18,800,000	38,134		5/12/14	—	(2,519)
Euro	GSFX	Sell	379,000	500,716		5/12/14	—	(737)
Euro	UBSW	Sell	190,000	250,871		5/12/14	—	(517)
Japanese Yen	CITI	Sell	42,707,000	432,884		5/12/14	—	(3,158)
Euro	CITI	Sell	504,830	666,300		5/13/14	—	(1,641)
Euro	GSFX	Sell	364,000	486,777		5/13/14	5,169	—
Japanese Yen	GSFX	Sell	57,105,000	576,719		5/13/14	—	(6,334)
Japanese Yen	UBSW	Sell	42,686,000	431,019		5/13/14	—	(4,813)
Japanese Yen	CITI	Sell	42,685,000	424,279		5/14/14	—	(11,548)
Euro	BZWS	Sell	201,946	262,847		5/16/14	—	(4,351)
Euro	BZWS	Sell	695,000	922,307		5/16/14	2,741	—
Singapore Dollar	DBAB	Buy	227,500	179,402		5/19/14	—	(1,008)
Euro	GSFX	Sell	2,787,000	3,611,255		5/20/14	—	(76,330)
Euro	BZWS	Sell	405,000	521,336		5/21/14	—	(14,537)
Mexican Peso	DBAB	Buy	14,550,000	1,146,166		5/21/14	—	(81,718)
Malaysian Ringgit	HSBK	Buy	17,700	5,749		5/22/14	—	(470)
Euro	JPHQ	Sell	543,898	703,211		5/23/14	—	(16,450)
Mexican Peso	HSBK	Buy	8,043,980	633,359		5/23/14	—	(44,982)
Malaysian Ringgit	HSBK	Buy	72,700	23,507		5/28/14	—	(1,832)
Mexican Peso	HSBK	Buy	7,191,663	526,360		5/29/14	—	(602)
Euro	GSFX	Sell	5,328,000	6,869,657		5/30/14	—	(180,336)
Swedish Krona	BZWS	Buy	446,080	51,531	EUR	6/03/14	—	(1,293)
Euro	MSCO	Sell	2,850,000	3,715,579		6/05/14	—	(55,656)
Euro	BZWS	Sell	102,650	134,107		6/05/14	—	(1,724)
Euro	GSFX	Sell	265,800	348,777		6/09/14	—	(2,948)
Mexican Peso	CITI	Buy	9,726,730	734,914		6/09/14	—	(24,505)
Mexican Peso	CITI	Buy	9,716,000	732,973		6/10/14	—	(23,410)
Swedish Krona	DBAB	Buy	4,700,000	539,114	EUR	6/10/14	—	(8,728)
Euro	GSFX	Sell	399,000	528,635		6/11/14	645	—
Swedish Krona	MSCO	Buy	1,496,000	170,416	EUR	6/11/14	—	(1,221)
Mexican Peso	CITI	Buy	19,757,860	1,492,793		6/12/14	—	(50,120)
Swedish Krona	MSCO	Buy	4,843,300	550,770	EUR	6/12/14	—	(2,716)
Euro	DBAB	Sell	386,000	512,512		6/13/14	1,718	—
Mexican Peso	CITI	Buy	12,302,700	918,640		6/13/14	—	(20,404)
Swedish Krona	MSCO	Buy	778,000	88,129	EUR	6/13/14	15	—
Swedish Krona	BZWS	Buy	2,847,000	321,942	EUR	6/13/14	787	—
Japanese Yen	CITI	Sell	9,278,000	97,663		6/16/14	2,891	—
Swedish Krona	MSCO	Buy	2,491,900	284,003	EUR	6/16/14	—	(2,282)
Chilean Peso	DBAB	Buy	276,100,000	537,160		6/19/14	—	(16,371)

								Annual Report | 33

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton International Bond Fund
Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Mexican Peso	CITI	Buy	7,642,000	574,120		6/20/14	$—	$(16,507)
Singapore Dollar	HSBK	Buy	489,000	388,403		6/20/14	—	(4,929)
South Korean Won	DBAB	Buy	1,307,000,000	1,118,720		6/27/14	42,548	—
Swedish Krona	CITI	Buy	4,902,115	552,024	EUR	6/27/14	4,063	—
Japanese Yen	BZWS	Sell	63,037,000	647,862		6/30/14	3,820	—
Swedish Krona	UBSW	Buy	1,661,000	187,487	EUR	6/30/14	766	—
Chilean Peso	DBAB	Buy	226,696,000	431,966		7/01/14	—	(4,999)
Malaysian Ringgit	HSBK	Buy	2,920,700	901,840		7/07/14	—	(32,697)
Mexican Peso	CITI	Buy	13,138,239	989,869		7/10/14	—	(32,877)
Euro	UBSW	Sell	660,000	861,904		7/16/14	—	(11,632)
Euro	MSCO	Sell	356,000	464,441		7/16/14	—	(6,739)
Euro	BZWS	Sell	212,000	277,169		7/16/14	—	(3,421)
Polish Zloty	DBAB	Buy	16,623,100	3,761,138	EUR	7/16/14	66,236	—
Malaysian Ringgit	DBAB	Buy	18,003,280	5,554,682		7/17/14	—	(199,801)
Mexican Peso	DBAB	Buy	32,003,472	2,432,910		7/17/14	—	(103,186)
Singapore Dollar	DBAB	Buy	3,915,648	3,099,049		7/17/14	—	(28,213)
Swedish Krona	DBAB	Buy	22,101,574	2,508,208	EUR	7/17/14	—	(9,576)
Euro	BZWS	Sell	332,000	436,663		7/18/14	—	(2,757)
Philippine Peso	DBAB	Buy	90,804,000	2,096,461		7/18/14	—	(74,085)
South Korean Won	DBAB	Buy	9,043,327,000	7,963,830		7/18/14	65,741	—
Euro	DBAB	Sell	1,480,000	1,952,076		7/21/14	—	(6,816)
Euro	MSCO	Sell	388,000	508,257		7/22/14	—	(5,293)
Euro	DBAB	Sell	183,000	240,063		7/22/14	—	(2,153)
Euro	DBAB	Sell	344,770	453,034		7/23/14	—	(3,299)
Euro	DBAB	Sell	69,825	92,455		7/25/14	35	—
Euro	CITI	Sell	311,346	412,323		7/28/14	217	—
Euro	BZWS	Sell	152,000	201,309		7/28/14	118	—
Chilean Peso	MSCO	Buy	22,871,000	43,222		7/29/14	—	(294)
Euro	DBAB	Sell	29,935	39,674		7/29/14	51	—
Euro	BZWS	Sell	119,968	159,035		7/29/14	241	—
Japanese Yen	BZWS	Sell	37,960,000	382,438		7/29/14	—	(5,564)
Chilean Peso	MSCO	Buy	35,230,000	66,216		7/31/14	—	(107)
Euro	JPHQ	Sell	1,228,000	1,632,522		7/31/14	7,081	—
Euro	UBSW	Sell	1,229,000	1,635,676		8/01/14	8,903	—
Euro	BZWS	Sell	97,592	129,588		8/04/14	407	—
Euro	HSBK	Sell	1,228,000	1,627,628		8/04/14	2,152	—
Euro	BZWS	Sell	736,000	976,113		8/05/14	1,881	—
Euro	JPHQ	Sell	743,700	983,694		8/06/14	—	(736)
Japanese Yen	MSCO	Sell	16,900,000	170,780		8/06/14	—	(1,982)
Malaysian Ringgit	HSBK	Buy	2,236,000	674,062		8/06/14	—	(9,619)
Euro	CITI	Sell	107,290	142,835		8/08/14	815	—
Chilean Peso	JPHQ	Buy	31,400,000	58,906		8/11/14	—	(64)
Chilean Peso	BZWS	Buy	48,400,000	89,954		8/11/14	745	—
Euro	CITI	Sell	30,529	40,679		8/11/14	267	—
Euro	JPHQ	Sell	680,100	905,635		8/11/14	5,367	—
Euro	DBAB	Sell	513,000	684,009		8/11/14	4,936	—

34 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton International Bond Fund
Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount*		Date	Appreciation	Depreciation
Euro	GSFX	Sell	191,000	255,718		8/12/14	$2,885	$—
Singapore Dollar	DBAB	Buy	741,000	585,493		8/12/14	—	(4,333)
South Korean Won	HSBK	Buy	440,000,000	37,409,876	JPY	8/12/14	7,904	—
Euro	MSCO	Sell	217,000	287,957		8/15/14	701	—
Singapore Dollar	BZWS	Buy	303,000	238,583		8/18/14	—	(939)
Euro	BZWS	Sell	781,000	1,034,942		8/19/14	1,065	—
Japanese Yen	DBAB	Sell	16,770,000	170,849		8/19/14	—	(617)
Singapore Dollar	HSBK	Buy	227,500	179,473		8/19/14	—	(1,044)
Singapore Dollar	DBAB	Buy	227,500	179,445		8/19/14	—	(1,016)
Chilean Peso	MSCO	Buy	17,610,000	33,091		8/20/14	—	(127)
Euro	DBAB	Sell	438,000	584,967		8/20/14	5,145	—
Euro	JPHQ	Sell	868,000	1,159,683		8/20/14	10,629	—
Japanese Yen	HSBK	Sell	34,880,000	359,588		8/20/14	2,950	—
Japanese Yen	JPHQ	Sell	22,704,000	233,550		8/20/14	1,408	—
Euro	JPHQ	Sell	340,000	454,510		8/21/14	4,418	—
Japanese Yen	BZWS	Sell	7,521,000	77,568		8/22/14	666	—
Mexican Peso	HSBK	Buy	8,229,279	613,196		8/22/14	—	(16,003)
Polish Zloty	DBAB	Buy	2,650,043	612,415	EUR	8/22/14	—	(8,516)
Euro	BZWS	Sell	237,520	318,417		8/25/14	3,981	—
Japanese Yen	HSBK	Sell	14,916,000	153,156		8/25/14	633	—
Japanese Yen	DBAB	Sell	7,432,000	76,472		8/25/14	476	—
Japanese Yen	CITI	Sell	15,026,000	154,682		8/25/14	1,033	—
Japanese Yen	BZWS	Sell	23,333,000	237,365		8/26/14	—	(1,230)
Japanese Yen	JPHQ	Sell	14,994,000	152,531		8/26/14	—	(792)
Malaysian Ringgit	HSBK	Buy	72,400	21,496		8/26/14	—	(3)
Swedish Krona	DBAB	Buy	77,485,470	8,818,680	EUR	8/26/14	—	(82,850)
Euro	JPHQ	Sell	55,232	73,858		8/27/14	739	—
Japanese Yen	HSBK	Sell	27,402,000	277,666		8/27/14	—	(2,541)
Japanese Yen	JPHQ	Sell	22,517,000	228,454		8/27/14	—	(1,800)
Japanese Yen	DBAB	Sell	17,053,000	172,776		8/27/14	—	(1,604)
Mexican Peso	HSBK	Buy	8,254,764	613,213		8/27/14	—	(14,429)
Singapore Dollar	DBAB	Buy	487,000	380,975		8/27/14	987	—
Euro	DBAB	Sell	94,076	125,629		8/29/14	1,085	—
Japanese Yen	JPHQ	Sell	24,149,000	248,537		8/29/14	1,586	—
Mexican Peso	HSBK	Buy	9,133,350	667,301		8/29/14	—	(4,901)
Polish Zloty	DBAB	Buy	1,727,633	397,294	EUR	8/29/14	—	(3,223)
Swedish Krona	DBAB	Buy	31,900,000	3,628,257	EUR	8/29/14	—	(31,547)
Euro	DBAB	Sell	153,000	202,618		9/03/14	61	—
Mexican Peso	HSBK	Buy	5,527,700	403,393		9/03/14	—	(2,668)
Unrealized appreciation (depreciation)							2,050,490	(5,398,021)
Net unrealized appreciation (depreciation)								$(3,347,531)

*In U.S. dollars unless otherwise indicated.

Annual Report | 35

Templeton Income Trust
Statement of Investments, August 31, 2013 (continued)

Templeton International Bond Fund
At August 31, 2013, the Fund had the following interest rate swap contracts outstanding. See Note 1 (c).
Interest Rate Swap Contracts
	Pay/Receive	Fixed			Expiration	Unrealized	Unrealized
Counterparty Floating Rate		Rate	Floating Rate	Notional Amount*	Date	Appreciation	Depreciation
DBAB	Receive	3.523%	3-month USD BBA LIBOR	1,150,000	3/28/21	$—	$(97,017)
*In U.S. dollars unless otherwise indicated.
See Abbreviations on page 54.

36 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Financial Statements

Statement of Assets and Liabilities
August 31, 2013	Templeton

		Templeton
		International Bond
		Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers		$353,883,128
Cost - Sweep Money Fund		44,486,142
Total cost of investments		$398,369,270
Value - Unaffiliated issuers		$350,900,391
Value - Sweep Money Fund		44,486,142
Total value of investments		395,386,533
Foreign currency, at value (cost $9,640,056)		9,374,188
Receivables:
Capital shares sold		1,170,228
Interest		3,999,258
Due from brokers		4,690,000
Unrealized appreciation on forward exchange contracts		2,050,490
Other assets		68
Total assets		416,670,765
Liabilities:
Payables:
Investment securities purchased		469,992
Capital shares redeemed		2,249,629
Management fees		212,167
Distribution fees		48,733
Transfer agent fees		52,173
Unrealized depreciation on forward exchange contracts		5,398,021
Unrealized depreciation on OTC swap contracts		97,017
Deferred tax		52,295
Accrued expenses and other liabilities		218,744
Total liabilities		8,798,771
Net assets, at value		$407,871,994
Net assets consist of:
Paid-in capital		$416,739,521
Distributions in excess of net investment income		(1,446,976)
Net unrealized appreciation (depreciation)		(6,771,985)
Accumulated net realized gain (loss)		(648,566)
Net assets, at value		$407,871,994

Annual Report | The accompanying notes are an integral part of these financial statements. | 37

Templeton Income Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
August 31, 2013	Templeton

		Templeton
		International Bond
		Fund
Class A:
Net assets, at value		$127,365,135
Shares outstanding		11,267,834
Net asset value per share[a]		$11.30
Maximum offering price per share (net asset value per share ÷ 95.75%)		$11.80
Class C:
Net assets, at value		$27,270,379
Shares outstanding		2,410,402
Net asset value and maximum offering price per share[a]		$11.31
Class R:
Net assets, at value		$1,451,660
Shares outstanding		128,375
Net asset value and maximum offering price per share[a]		$11.31
Advisor Class:
Net assets, at value		$251,784,820
Shares outstanding		22,254,231
Net asset value and maximum offering price per share		$11.31

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

38 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Financial Statements (continued)

Statement of Operations
for the year ended August 31, 2013	Templeton

		Templeton
		International Bond
		Fund
Investment income:
Interest (net of foreign taxes of $349,867)		$12,077,844
Expenses:
Management fees (Note 3a)		1,893,255
Administrative fees (Note 3b)		615,271
Distribution fees: (Note 3c)
Class A		414,219
Class C		171,657
Class R		5,130
Transfer agent fees: (Note 3e)
Class A		115,493
Class C		22,251
Class R		856
Advisor Class		180,157
Custodian fees (Note 4)		150,765
Reports to shareholders		46,187
Registration and filing fees		80,627
Professional fees		65,853
Trustees’ fees and expenses		2,636
Other		11,528
Total expenses		3,775,885
Expenses waived/paid by affiliates (Note 3f)		(387,738)
Net expenses		3,388,147
Net investment income		8,689,697
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments		(2,385,999)
Foreign currency transactions		5,437,926
Swap contracts		(36,383)
Net realized gain (loss)		3,015,544
Net change in unrealized appreciation (depreciation) on:
Investments		(3,696,559)
Translation of other assets and liabilities denominated in foreign currencies		(9,080,220)
Change in deferred taxes on unrealized appreciation		113,087
Net change in unrealized appreciation (depreciation)		(12,663,692)
Net realized and unrealized gain (loss)		(9,648,148)
Net increase (decrease) in net assets resulting from operations		$(958,451)

Annual Report | The accompanying notes are an integral part of these financial statements. | 39

Templeton Income Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton International Bond Fund
	Year Ended August 31,
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income	$8,689,697	$7,462,176
Net realized gain (loss) from investments, foreign currency transactions
and swap contracts	3,015,544	3,944,043
Net change in unrealized appreciation (depreciation) on investments, translation of
other assets and liabilities denominated in foreign currencies and deferred taxes	(12,663,692)	(3,411,586)
Net increase (decrease) in net assets resulting from operations	(958,451)	7,994,633
Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class A	(5,270,835)	(5,609,185)
Class C	(890,107)	(902,867)
Class R	(30,778)	(29,312)
Advisor Class	(7,797,045)	(5,393,116)
Net realized gains:
Class A	(41,061)	(746,518)
Class C	(7,595)	(133,487)
Class R	(266)	(4,091)
Advisor Class	(55,252)	(633,932)
Tax return of capital:
Class A	(629,665)	—
Class C	(134,819)	—
Class R	(7,177)	—
Advisor Class	(1,244,769)	—
Total distributions to shareholders	(16,109,369)	(13,452,508)
Capital share transactions: (Note 2)
Class A	(14,384,144)	35,754,020
Class C	3,539,050	1,952,155
Class R	674,513	54,298
Advisor Class	114,152,930	43,087,669
Total capital share transactions	103,982,349	80,848,142

Net increase (decrease) in net assets	86,914,529	75,390,267
Net assets:
Beginning of year	320,957,465	245,567,198
End of year	$407,871,994	$320,957,465
Distribution in excess of net investment income (undistributed net investment income)
included in net assets:
End of year	$(1,446,976)	$604,087

40 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Notes to Financial Statements

Templeton International Bond Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton International Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

Annual Report | 41

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions

42 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in

Annual Report | 43

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counter-party may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At August 31, 2013, the Fund had OTC derivatives in a net liability position of $3,679,867 and the aggregate value of collateral pledged for such contracts was $4,690,000.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At August 31, 2013, the Fund received $315,853 in U.S. Treasury Bonds and Notes as collateral for derivatives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by

44 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

the Fund, depending on fluctuations in the value of the centrally cleared interest rate swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 10 regarding other derivative information.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These

Annual Report | 45

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Security Transactions, Investment Income, Expenses and Distributions (continued)

differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

46 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2013, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

		Year Ended August 31,
	2013		2012
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	4,370,109	$52,031,227	7,321,117	$83,379,468
Shares issued in reinvestment
of distributions	432,810	5,153,857	485,818	5,499,503
Shares redeemed	(6,005,667)	(71,569,228)	(4,648,695)	(53,124,951)
Net increase (decrease)	(1,202,748)	$(14,384,144)	3,158,240	$35,754,020
Class C Shares:
Shares sold	923,231	$11,032,020	1,498,460	$17,024,588
Shares issued in reinvestment
of distributions	70,985	845,979	71,433	808,501
Shares redeemed	(702,300)	(8,338,949)	(1,387,670)	(15,880,934)
Net increase (decrease)	291,916	$3,539,050	182,223	$1,952,155
Class R Shares:
Shares sold	78,145	$914,440	13,790	$158,791
Shares issued in reinvestment
of distributions	3,212	38,221	2,950	33,403
Shares redeemed	(23,477)	(278,148)	(11,910)	(137,896)
Net increase (decrease)	57,880	$674,513	4,830	$54,298
Advisor Class Shares:
Shares sold	16,498,804	$195,747,419	6,916,078	$79,535,915
Shares issued in reinvestment
of distributions	566,343	6,743,694	421,992	4,785,078
Shares redeemed	(7,570,601)	(88,338,183)	(3,611,967)	(41,233,324)
Net increase (decrease)	9,494,546	$114,152,930	3,726,103	$43,087,669

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report | 47

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.650%	Over $200 million, up to and including $1.3 billion
0.600%	In excess of $1.3 billion

Effective July 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to July 1, 2013, the Fund paid fees to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.500%	Up to and including $200 million
0.450%	Over $200 million, up to and including $1.3 billion
0.400%	In excess of $1.3 billion

b. Administrative Fees

Effective July 1, 2013, under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to July 1, 2013, the Fund paid administrative fees to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

48 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	0.65%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$44,316
CDSC retained	$5,302

e. Transfer Agent Fees

For the year ended August 31, 2013, the Fund paid transfer agent fees of $318,757, of which $137,392 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses, for each class of the Fund do not exceed 0.74% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until December 31, 2013.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2013, there were no credits earned.

Annual Report | 49

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carrryforwards with no expiration, if any, must be fully utilized before those with expiration dates.

At August 31, 2013, the capital loss carryforwards were as follows:

Short term	$199,065
Long term	447,993
Total capital loss carryforwards	$647,058

The tax character of distributions paid during the years ended August 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$13,989,452	$12,210,671
Long term capital gain	103,487	1,241,837
Tax return of capital	2,016,430	—
	$16,109,369	$13,452,508

Due to fluctuations in foreign currency, a portion of the distributions paid for the year ended August 31, 2013 is determined to be a return of capital for federal income tax purposes.

At August 31, 2013, the cost of investments, net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$400,152,440

Unrealized appreciation	$7,218,328
Unrealized depreciation	(11,984,235)
Net unrealized appreciation (depreciation)	$(4,765,907)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2013, aggregated $178,517,402 and $116,543,323, respectively.

50 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At August 31, 2013, the Fund had 10.13% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At August 31, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Interest rate contracts	Unrealized appreciation on		Unrealized depreciation on
	swap contracts	$—	swap contracts	$97,017
Foreign exchange
contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	2,050,490	forward exchange contracts	5,398,021

Annual Report | 51

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

10. OTHER DERIVATIVE INFORMATION (continued)

For the period ended August 31, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Appreciation
Derivative Contracts		Realized Gain	(Depreciation)
Not Accounted for as	Statement of	(Loss) for the	for the
Hedging Instruments	Operations Locations	Period	Period
Interest rate
contracts	Net realized gain (loss) from swap contracts /
Net change in unrealized appreciation (depreciation)
	on investments	$(36,383)	$113,777
Foreign exchange
contracts	Net realized gain (loss) from foreign currency transactions /
Net change in unrealized appreciation (depreciation) on
translation of other assets and liabilities denominated in
	foreign currencies	5,625,428	(8,786,291)

For the year ended August 31, 2013, the average month end market value of derivatives represented 2.25% of average month end net assets. The average month end number of open derivative contracts for the period was 475.

See Note 1(c) regarding derivative financial instruments.

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended August 31, 2013, the Fund did not use the Global Credit Facility.

52 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and
Agency Securities[a]	$—	$289,434,031	$—	$289,434,031
Quasi-Sovereign and
Corporate Bonds[a]	—	194,775	—	194,775
Short Term Investments[a]	44,486,142	61,271,585	—	105,757,727
Total Investments in
Securities	$44,486,142	$350,900,391	$—	$395,386,533
Forward Exchange Contracts	$—	$2,050,490	$—	$2,050,490
Liabilities:
Swaps	—	97,017	—	97,017
Forward Exchange Contracts	—	5,398,021	—	5,398,021
[a]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

Annual Report | 53

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

13. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. The ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

In June 2013, FASB issued ASU No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Counterparty			Currency		Selected Portfolio

BZWS	-	Barclays Bank PLC	AUD	- Australian Dollar	FRN - Floating Rate Note
CITI	-	Citibank N.A.	BRL	- Brazilian Real
DBAB	-	Deutsche Bank AG	CAD	-CanadianDollar
GSFX	-	Goldman Sachs Bank	EUR	-Euro
HSBK	-	HSBC Bank PLC	HUF	-HungarianForint
JPHQ	-	JPMorgan Chase Bank, N.A.	IDR	-IndonesianRupiah
MSCO	-	Morgan Stanley and Co. Inc.	ILS	- New Israeli Shekel
UBSW -		UBS AG	JPY	- Japanese Yen
			KRW	- South Korean Won
			LKR	- Sri Lankan Rupee
			MXN	- Mexican Peso
			MYR	- Malaysian Ringgit
			NOK	- Norwegian Krone
			PHP	- Philippine Peso
			PLN	- Polish Zloty
			SEK	- Swedish Krona
54 | Annual Report			SGD	-SingaporeDollar

Templeton Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Income Trust and Shareholders of Templeton International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton International Bond Fund (the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 18, 2013

Annual Report | 55

Templeton Income Trust

Tax Information (unaudited)

Templeton International Bond Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $103,487 as a long term capital gain dividend for the fiscal year ended August 31, 2013.

At August 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on July 12, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class A, Class C, Class R and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0083	$0.2643	—
Class C	$0.0083	$0.2315	—
Class R	$0.0083	$0.2626	—
Advisor Class	$0.0083	$0.3013	—

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

56 | Annual Report

Templeton Income Trust

Tax Information (unaudited) (continued)

Templeton International Bond Fund

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2014, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2013. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2014 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to
Form 1116 for more information.

Annual Report | 57

Templeton Income Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	141	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	38	SLM Corporation (Sallie Mae), Ares
300 S.E. 2nd Street				Capital Corporation (specialty finance
Fort Lauderdale, FL 33301-1923				company) and Allied Capital Corporation
(financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years:
Independent strategic and financial consultant; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2003	27	Talon Metals Corp. (mining exploration),
300 S.E. 2nd Street				Fortis, Inc. (utility holding company)
Fort Lauderdale, FL 33301-1923				and AML Foods Limited (retail
distributors).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	141	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	2001 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and allied
		Trustee since		products) (1994-2013), RTI
		2007		International Metals, Inc. (manufacture
and distribution of titanium), Canadian
National Railway (railroad) and White
Mountains Insurance Group, Ltd.
(holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

58 | Annual Report

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
J. Michael Luttig (1954)	Trustee	Since 2009	141	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	34	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	141	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).
Larry D. Thompson (1945)	Trustee	Since 2005	141	Cbeyond, Inc. (business commu-
300 S.E. 2nd Street				nications provider) (2010-2012),
Fort Lauderdale, FL 33301-1923				The Southern Company (energy
				company) (2010-2012) and
				The Washington Post Company
				(education and media organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012); and
formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President –
Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004);
Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 2003	27	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	45	El Oro Ltd (investments).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Annual Report | 59

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	152	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	141	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since June 2013,
	Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).
Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

60 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962)	President and	Since 2002	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Corporate Counsel, Franklin Templeton Investments; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments;
and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton
Group of Funds (2004-2013).

Annual Report | 61

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005);
and General Counsel, Investment Company Institute (ICI) (1997-2004).
	Secretary and	Secretary since	Not Applicable	Not Applicable
Lori A. Weber (1964)
	Vice President	March 2013 and
300 S.E. 2nd Street
Vice President
Fort Lauderdale, FL 33301-1923
since 2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and
Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008.
She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from 2003 to 2010, Executive Vice
President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus
Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from
1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and
Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

62 | Annual Report

Templeton Income Trust

Shareholder Information

Templeton International Bond Fund

Board Review of Investment Management Agreement

At a meeting held May 21, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically

Annual Report | 63

Templeton Income Trust

Shareholder Information (continued)

Templeton International Bond Fund

Board Review of Investment Management Agreement (continued)

furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report for the Fund showed the investment performance of its Class A shares in comparison to be a performance universe consisting of the Fund and all retail and institutional international income funds as selected by Lipper. The Fund has been in operation for five full years, and such report showed the Fund’s income return for the one-year period ended February 28, 2013, to be in the highest or best performing quintile of its performance universe and its annualized income return for the previous three- and five-year periods to be in

64 | Annual Report

Templeton Income Trust

Shareholder Information (continued)

Templeton International Bond Fund

Board Review of Investment Management Agreement (continued)

the second-highest quintile of such universe. The Lipper report showed the Fund’s total return for the one-year period to be in the highest or best performing quintile of its performance universe, and its annualized total return during each of the previous three- and five-year periods to also be in the highest performing quintile of such universe. The Board was satisfied with such comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual management fee rate of the Fund was above, but within, three basis points of the median of its Lipper expense group, but its actual total expense ratio was below the median of such group. The Board was satisfied with such comparative expenses, noting that the Fund’s expenses were being subsidized by management through fee waivers.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In

Annual Report | 65

Templeton Income Trust

Shareholder Information (continued)

Templeton International Bond Fund

Board Review of Investment Management Agreement (continued)

reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. Management also expressed its view that the existing fee structure for the Fund anticipated economies of scale and pointed out the Fund’s comparative contractual management fee rate and expense ratio within its Lipper expense group. The Fund’s investment management agreement provides a fee at the rate of 0.50% on the first $200 million of Fund net assets; 0.45% on the next $1.1 billion of Fund net assets; and 0.40% on net assets in excess of $1.3 billion. The Fund is charged a separate fee for administrative services at the rate of 0.20% of its net assets. At the end of 2012, the Fund’s net assets were approximately $348 million and the Board believed it unlikely that meaningful economies of scale existed at such asset level, noting that the Fund’s expenses were subsidized by management.

Investment management services and administrative services at the rates described above have historically been provided to the Fund under separate agreements. At the May 21, 2013, Board meeting, the Board eliminated the separate agreements and approved a new form of investment

66 | Annual Report

Templeton Income Trust

Shareholder Information (continued)

Templeton International Bond Fund

Board Review of Investment Management Agreement (continued)

management agreement for the Fund combining such services. In approving the new form of investment management agreement, the Board took into account the fact that the types of services and aggregate fee for the Fund, including breakpoints, would be the same as provided under the previous separate agreements and that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee. The Board also noted that the combining of services under the new form of investment management agreement would have no impact on management’s subsidization of expenses of the Fund.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our web-site. If you choose, you may receive these documents through electronic delivery.

Annual Report | 67

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | **FIXED INCOME** | TAX-FREE INCOME

FRANKLIN TEMPLETON
INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Templeton International Bond Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

447 A 10/13

TEMPLETON

GLOBAL TOTAL RETURN FUND

Annual Report

Templeton Global Total Return Fund

Your Fund’s Goal and Main Investments: Templeton Global Total Return Fund seeks total investment return consisting of a combination of interest income, capital appreciation and currency gains. Under normal market conditions, the Fund invests primarily in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, or government-related or corporate issuers worldwide (collectively, “bonds”). Bonds include debt securities of any maturity, such as bonds,

notes, bills and debentures.

Performance data represent past
performance, which does not
guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

We are pleased to bring you Templeton Global Total Return Fund’s annual report for the fiscal year ended August 31, 2013.

Performance Overview

For the 12 months under review, Templeton Global Total Return Fund – Class A delivered a +5.27% cumulative total return. In comparison, the global fixed income bond market, as measured by the Fund’s benchmark, the Barclays Multiverse Index, had a -2.98% cumulative total return for the same period.1 You can find other performance data in the Performance Summary beginning on page 7.

Portfolio Breakdown
Based on Total Net Assets as of 8/31/13

Foreign Government & Agency Securities
59.5%
Quasi-Sovereign & Corporate Bonds
13.4%
Convertible Bonds
0.8%
Credit-Linked Notes
0.2%
Short-Term Investments & Other Net Assets
26.1%

Economic and Market Overview

The global economic recovery was mixed during the period under review. The recovery in emerging markets moderated after many economies had previously returned to or exceeded pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, have also enjoyed relatively strong recoveries in the aftermath of the global financial crisis, growth in the G-3 (U.S., eurozone and Japan) continued to be slow by the standards of previous recoveries. As fears eased surrounding the issues of sovereign debt in Europe, the possibility of another recession in the U.S., and a potential “hard landing” in China, financial market performance was positive.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the
Fund’s Statement of Investments (SOI). The SOI begins on page 19.

Annual Report | 3

What is a currency
forward contract?
A currency forward contract is an
agreement between the Fund and a
counterparty to buy or sell a foreign
currency at a specific exchange rate on
a future date.

What is an interest rate swap?
An interest rate swap is an agreement
between two parties to exchange interest
rate obligations, generally one based on
an interest rate fixed to maturity and the
other based on an interest rate that
changes in accordance with changes in
a designated benchmark (for example,
LIBOR, prime, commercial paper, or
other benchmarks).

What is duration?
Duration is a measure of a bond’s price
sensitivity to interest rate changes. In
general, a portfolio of securities with a
lower duration can be expected to be
less sensitive to interest rate changes
than a portfolio with a higher duration.

Improving sentiment, relatively strong fundamentals and continued provision of global liquidity supported assets with inherent risk, and equity markets generally performed well. Policymakers in the largest developed economies continued to increase their already unprecedented efforts to supply liquidity. Actions elsewhere in the world were mixed, with some policymakers less willing to reverse previous tightening efforts in response to the external environment.

Fears of possible reductions to stimulative government policies contributed to periods of risk aversion, when credit spreads widened and equities and other assets perceived as risky declined, alternating with periods of heightened risk appetite, when spreads narrowed and investors again favored assets with inherent risk. Against this backdrop, increased liquidity creation continued. For example, the Bank of Japan raised its inflation target and the U.S. Federal Reserve Board (Fed) extended quantitative easing and tried to be more transparent about its intentions. Economic data among the largest economies remained inconsistent with some observers’ predictions of a severe global economic slowdown.

During the period, the Fed increased the size of its quantitative easing program but announced later in the period that it might reduce the program at subsequent meetings. The announcement that the amount of bond purchases might be reduced led assets with inherent risk, particularly those in emerging markets, to sell off as market participants began to change their expectations of global liquidity conditions.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we consider various factors including evaluation of interest and currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to credit markets. During the year under review, interest rate strategies, credit exposures and currency positions each contributed to absolute performance.

Interest Rate Strategy

As part of the Fund’s interest rate strategy we use interest rate swaps to manage duration. During the period under review, we maintained the portfolio’s defensive duration posture as policymakers in the G-3, the U.K. and Switzerland implemented historically accommodative monetary policies. With interest rates

4 | Annual Report

in the U.S. and Japan at historically low levels, central banks supplying significant liquidity to the financial sector and fiscal deficits that drove record funding needs, we saw what we viewed as limited value in these government bond markets. Our underweighted duration exposure in the U.S. contributed to performance relative to the benchmark as yields increased during the review period. The Fund maintained little duration exposure in emerging markets, except in select countries where rates were already quite high. Consequently, duration contributions from emerging markets were limited.

Currency Strategy

Overall, the Fund’s diversified currency exposure contributed to performance. As part of the Fund’s investment strategy, we used currency forward contracts to hedge or gain exposure to various currencies, which sometimes resulted in net negative positions.

The Fund’s exposure to Asian currencies contributed to performance relative to the benchmark. Our large net-negative position in the Japanese yen, achieved through the use of currency forward contracts, notably benefited performance as the yen depreciated 20.20% against the U.S. dollar during the period.2 Currency positions elsewhere in Asia detracted from results as most currencies in the region depreciated against the U.S. dollar. Malaysia’s central bank kept its policy rate constant while central banks in Australia, India, the Philippines, Sri Lanka and South Korea cut rates. Most of the currencies of these countries depreciated against the U.S. dollar; the Australian dollar depreciated 13.82%, the Indian rupee fell 15.81%, the Philippine peso declined 5.66%, and the Malaysian ringgit lost 4.88%.2 The South Korean won, however, gained 2.21% against the U.S. dollar.2

The euro appreciated 4.61% against the U.S. dollar during the period as the European Central Bank maintained its commitment to preserving the European Monetary Union.2 The Fund’s net-negative position in the monetary union’s currency detracted from relative performance. The Fund’s exposure to some other European currencies was largely neutral for performance. The Polish zloty appreciated 2.49% against the U.S. dollar, while the Swedish krona was largely unchanged.2 The Hungarian forint and Norwegian krone depreciated 1.39% and 5.48% against the U.S. dollar.2

The Fund’s exposure to Latin American currencies detracted from performance. Mexico’s central bank cut its policy rate, while rates were held constant in Chile. The central bank in Brazil cut rates 25 basis points (100 basis points equal one percentage point) before hiking rates 175 basis points during the period. The Mexican peso, Chilean peso and Brazilian real depreciated 0.72%, 5.79%, and 14.65%, respectively, against the U.S. dollar.2

2. Source: IDC/Exshare.

Annual Report | 5

Currency Breakdown
8/31/13
% of Total
Net Assets
Americas	73.0%
U.S. Dollar	50.5%
Mexican Peso	10.5%
Uruguayan Peso	6.8%
Canadian Dollar	2.3%
Chilean Peso	2.0%
Brazilian Real	0.9%
Asia Pacific	25.8%
South Korean Won	17.2%
Malaysian Ringgit	11.5%
Singapore Dollar	9.6%
Philippine Peso	3.6%
Australian Dollar	2.1%
Indian Rupee	1.3%
Sri Lankan Rupee	0.8%
Indonesian Rupiah	0.4%
Japanese Yen*	-20.7%
Middle East & Africa	2.7%
Ghanaian Cedi	1.9%
New Israeli Shekel	0.8%
Europe*	-1.5%
Swedish Krona	10.4%
Polish Zloty	9.9%
Hungarian Forint	3.8%
Serbian Dinar	1.9%
Norwegian Krone	1.0%
Ukrainian Hryvnia	0.2%
Euro*	-28.7%

*A negative figure reflects net “short” exposure,
designed to benefit if the value of the associated
currency decreases. Conversely, the Fund’s value
would potentially decline if the value of the associated
currency increases.

Global Credit Strategy

In addition to purchasing global government bonds, the Fund also invested in the credit sector. As an asset class, such investments may compensate for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. Relative to the benchmark Barclays Multiverse Index, the Fund’s overall credit positioning during the period aided performance. Specifically, the Fund benefited from its overweighted high yield corporate credit and sub-investment grade sovereign bond positions.

Thank you for your continued participation in Templeton Global Total Return Fund. We look forward to serving your future investment needs.

Portfolio Management Team

Templeton Global Total Return Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

Performance Summary as of 8/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: TGTRX)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		-$	0.20	$12.95	$13.15
Distributions (9/1/12–8/31/13)
Dividend Income	$0.8637
Short-Term Capital Gain	$0.0166
Long-Term Capital Gain	$0.0104
Total	$0.8907
Class C (Symbol: TTRCX)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		-$	0.19	$12.94	$13.13
Distributions (9/1/12–8/31/13)
Dividend Income	$0.8092
Short-Term Capital Gain	$0.0166
Long-Term Capital Gain	$0.0104
Total	$0.8362
Class R (Symbol: n/a)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		-$	0.19	$12.96	$13.15
Distributions (9/1/12–8/31/13)
Dividend Income	$0.8293
Short-Term Capital Gain	$0.0166
Long-Term Capital Gain	$0.0104
Total	$0.8563
Class R6 (Symbol: n/a)			Change	8/31/13	5/1/13
Net Asset Value (NAV)		-$	1.06	$12.97	$14.03
Distributions (5/1/13–8/31/13)
Dividend Income	$0.1813
Advisor Class (Symbol: TTRZX)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		-$	0.19	$12.97	$13.16
Distributions (9/1/12–8/31/13)
Dividend Income	$0.8977
Short-Term Capital Gain	$0.0166
Long-Term Capital Gain	$0.0104
Total	$0.9247

Annual Report | 7

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

Class A			1-Year		3-Year		Inception (9/30/08)
Cumulative Total Return[2]		+	5.27%	+	21.91%	+	72.85%
Average Annual Total Return[3]		+	0.82%	+	5.28%	+	10.80%
Value of $10,000 Investment[4]			$10,082		$11,670		$16,556
Avg. Ann. Total Return (9/30/13)[5]		+	0.56%	+	4.75%	+	11.22%
Total Annual Operating Expenses[6]	1.06%
Class C			1-Year		3-Year		Inception (9/30/08)
Cumulative Total Return[2]		+	4.78%	+	20.48%	+	69.49%
Average Annual Total Return[3]		+	3.79%	+	6.41%	+	11.33%
Value of $10,000 Investment[4]			$10,379		$12,048		$16,949
Avg. Ann. Total Return (9/30/13)[5]		+	3.64%	+	5.86%	+	11.74%
Total Annual Operating Expenses[6]	1.46%
Class R			1-Year		3-Year		Inception (9/30/08)
Cumulative Total Return[2]		+	4.93%	+	20.99%	+	70.92%
Average Annual Total Return[3]		+	4.93%	+	6.56%	+	11.52%
Value of $10,000 Investment[4]			$10,493		$12,099		$17,092
Avg. Ann. Total Return (9/30/13)[5]		+	4.76%	+	6.01%	+	11.93%
Total Annual Operating Expenses[6]	1.31%
Class R6							Inception (5/1/13)
Cumulative Total Return[2]							-6.31%
Aggregate Total Return[7]							-6.31%
Value of $10,000 Investment[4]							$9,369
Aggregate Total Return (9/30/13)5, 7							-3.65%
Total Annual Operating Expenses[6]	0.75%
Advisor Class			1-Year		3-Year		Inception (9/30/08)
Cumulative Total Return[2]		+	5.45%	+	22.80%	+	74.95%
Average Annual Total Return[3]		+	5.45%	+	7.09%	+	12.05%
Value of $10,000 Investment[4]			$10,545		$12,280		$17,495
Avg. Ann. Total Return (9/30/13)[5]		+	5.29%	+	6.54%	+	12.46%
Total Annual Operating Expenses[6]	0.81%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 9

10 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Investments in lower rated bonds include higher risk of default and loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. The Fund is nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value.
The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. This figure represents the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.
8. Source: © 2013 Morningstar. The Barclays Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index and captures investment-grade and high yield securities in all eligible currencies.

Annual Report | 11

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

12 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 3/1/13	Value 8/31/13	Period* 3/1/13–8/31/13
Actual	$1,000	$958.70	$4.94
Hypothetical (5% return before expenses)	$1,000	$1,020.16	$5.09
Class C
Actual	$1,000	$956.70	$6.90
Hypothetical (5% return before expenses)	$1,000	$1,018.15	$7.12
Class R
Actual	$1,000	$957.40	$6.17
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.36
Class R6
Actual (5/1/13–8/31/13)	$1,000	$936.90	$2.19
Hypothetical (5% return before expenses)	$1,000	$1,021.83	$3.41
Advisor Class
Actual	$1,000	$959.90	$3.71
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.82

*Expenses are calculated using the most recent six-month expense ratio, net of voluntary expense waivers, annualized for each class (A: 1.00%;
C: 1.40%; R: 1.25%; R6: 0.67%; and Advisor: 0.75%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period for Class R6 Hypothetical expenses and Actual and Hypothetical expenses for Classes A, C, R and Advisor. The multiplier is 123/365 for Actual Class R6 expenses to reflect the number of days since inception.

Annual Report | 13

Templeton Income Trust

Financial Highlights

Templeton Global Total Return Fund
		Year Ended August 31,
Class A	2013	2012	2011	2010	2009 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.15	$13.47	$12.55	$11.33	$10.00
Income from investment operations[b]:
Net investment income[c]	0.52	0.55	0.57	0.54	0.67
Net realized and unrealized gains (losses)	0.17	(0.13)	0.91	1.19	1.47
Total from investment operations	0.69	0.42	1.48	1.73	2.14
Less distributions from:
Net investment income and net foreign currency gains	(0.86)	(0.66)	(0.56)	(0.51)	(0.81)
Net realized gains	(0.03)	(0.08)	—	—[d]	—
Total distributions	(0.89)	(0.74)	(0.56)	(0.51)	(0.81)
Net asset value, end of year	$12.95	$13.15	$13.47	$12.55	$11.33

Total return[e]	5.27%	3.36%	12.04%	15.55%	22.70%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.01%	1.04%	1.04%	1.10%	1.81%
Expenses net of waiver and payments by affiliates	1.00%[g]	1.04%	1.04%	1.09%	1.04%
Net investment income	3.76%	4.33%	4.23%	4.34%	7.02%

Supplemental data
Net assets, end of year (000’s)	$1,875,526	$1,138,837	$940,949	$345,645	$50,771
Portfolio turnover rate	25.45%	23.98%	15.78%	6.60%	22.32%

aFor the period September 30, 2008 (commencement of operations) to August 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

14 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Financial Highlights (continued)

Templeton Global Total Return Fund
		Year Ended August 31,
Class C	2013	2012	2011	2010	2009 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.13	$13.46	$12.53	$11.33	$10.00
Income from investment operations[b]:
Net investment income[c]	0.46	0.50	0.51	0.48	0.66
Net realized and unrealized gains (losses)	0.19	(0.14)	0.93	1.19	1.46
Total from investment operations	0.65	0.36	1.44	1.67	2.12
Less distributions from:
Net investment income and net foreign currency gains	(0.81)	(0.61)	(0.51)	(0.47)	(0.79)
Net realized gains	(0.03)	(0.08)	—	—[d]	—
Total distributions	(0.84)	(0.69)	(0.51)	(0.47)	(0.79)
Net asset value, end of year	$12.94	$13.13	$13.46	$12.53	$11.33

Total return[e]	4.78%	3.03%	11.61%	14.97%	22.36%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.41%	1.44%	1.44%	1.50%	2.28%
Expenses net of waiver and payments by affiliates	1.40%[g]	1.44%	1.44%	1.49%	1.49%
Net investment income	3.36%	3.93%	3.83%	3.94%	6.55%

Supplemental data
Net assets, end of year (000’s)	$809,479	$512,461	$462,929	$152,562	$12,916
Portfolio turnover rate	25.45%	23.98%	15.78%	6.60%	22.32%

aFor the period September 30, 2008 (commencement of operations) to August 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

Templeton Income Trust

Financial Highlights (continued)

Templeton Global Total Return Fund
		Year Ended August 31,
Class R	2013	2012	2011	2010	2009 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.15	$13.48	$12.55	$11.34	$10.00
Income from investment operations[b]:
Net investment income[c]	0.50	0.52	0.54	0.47	0.66
Net realized and unrealized gains (losses)	0.17	(0.14)	0.92	1.23	1.48
Total from investment operations	0.67	0.38	1.46	1.70	2.14
Less distributions from:
Net investment income and net foreign currency gains	(0.83)	(0.63)	(0.53)	(0.49)	(0.80)
Net realized gains	(0.03)	(0.08)	—	—[d]	—
Total distributions	(0.86)	(0.71)	(0.53)	(0.49)	(0.80)
Net asset value, end of year	$12.96	$13.15	$13.48	$12.55	$11.34

Total return[e]	4.93%	3.18%	11.75%	15.22%	22.61%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.26%	1.29%	1.29%	1.35%	2.08%
Expenses net of waiver and payments by affiliates	1.25%[g]	1.29%	1.29%	1.34%	1.31%
Net investment income	3.51%	4.08%	3.98%	4.09%	6.75%

Supplemental data
Net assets, end of year (000’s)	$7,450	$6,508	$5,357	$1,975	$149
Portfolio turnover rate	25.45%	23.98%	15.78%	6.60%	22.32%

aFor the period September 30, 2008 (commencement of operations) to August 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Financial Highlights (continued)

Templeton Global Total Return Fund
Period Ended
August 31,
Class R6	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.03
Income from investment operations[b]:
Net investment income[c]	0.15
Net realized and unrealized gains (losses)	(1.03)
Total from investment operations	(0.88)
Less distributions from net investment income	(0.18)
Net asset value, end of period	$12.97
Total return[d]	(6.31)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.68%
Expenses net of waiver and payments by affiliates	0.67%[f]
Net investment income	4.09%

Supplemental data
Net assets, end of period (000’s)	$691,716
Portfolio turnover rate	25.45%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Templeton Income Trust

Financial Highlights (continued)

Templeton Global Total Return Fund
		Year Ended August 31,
Advisor Class	2013	2012	2011	2010	2009 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.16	$13.49	$12.56	$11.35	$10.00
Income from investment operations[b]:
Net investment income[c]	0.55	0.59	0.60	0.56	0.74
Net realized and unrealized gains (losses)	0.19	(0.14)	0.92	1.20	1.44
Total from investment operations	0.74	0.45	1.52	1.76	2.18
Less distributions from:
Net investment income and net foreign currency gains	(0.90)	(0.70)	(0.59)	(0.55)	(0.83)
Net realized gains	(0.03)	(0.08)	—	—[d]	—
Total distributions	(0.93)	(0.78)	(0.59)	(0.55)	(0.83)
Net asset value, end of year	$12.97	$13.16	$13.49	$12.56	$11.35

Total return[e]	5.45%	3.70%	12.30%	15.77%	23.06%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.76%	0.79%	0.79%	0.85%	1.61%
Expenses net of waiver and payments by affiliates	0.75%[g]	0.79%	0.79%	0.84%	0.84%
Net investment income	4.01%	4.58%	4.48%	4.59%	7.22%

Supplemental data
Net assets, end of year (000’s)	$3,602,558	$2,313,376	$1,726,189	$460,540	$21,105
Portfolio turnover rate	25.45%	23.98%	15.78%	6.60%	22.32%

aFor the period September 30, 2008 (commencement of operations) to August 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013

Templeton Global Total Return Fund	Shares		Value
Common Stocks and Other Equity Interests 0.0%†
United Kingdom 0.0%†
[a]CEVA Holdings LLC	920		$666,674

United States 0.0%†
[a,c]Comfort Co. Inc., Escrow Account	1,299		—
[a,c]NewPage Corp., Litigation Trust	2,500,000		—
[a]NewPage Holdings Inc.	10,000		875,000
			875,000

Total Common Stocks and Other Equity Interests (Cost $3,162,692)			1,541,674

Convertible Preferred Stocks 0.0%†
United Kingdom 0.0%†
[a]CEVA Holdings LLC, cvt. pfd., A-1	37		29,600
[a]CEVA Holdings LLC, cvt. pfd., A-2	1,991		1,443,170

Total Convertible Preferred Stocks (Cost $2,895,379)			1,472,770

Preferred Stocks (Cost $575,000) 0.0%†
United States 0.0%†
GMAC Capital Trust I, 8.125%, pfd.	23,000		609,730

	Principal Amount*
Convertible Bonds (Cost $53,860,000) 0.8%
Canada 0.8%
[d]B2gold Corp., senior sub. note, 144A, cvt., 3.25%, 10/01/18	53,860,000		54,447,074

Foreign Government and Agency Securities 59.5%
Argentina 0.2%
[e]Government of Argentina, GDP Linked Securities, 6.266%, 12/15/35	187,930,000		13,953,802

Bosnia & Herzegovina 0.0%†
[f]Government of Bosnia & Herzegovina, senior bond, B, FRN, 1.063%, 12/11/21	247,917	DEM	137,390

Brazil 0.4%
Nota Do Tesouro Nacional,
10.00%, 1/01/17	8,225[g] BRL		3,289,956
[h]Index Linked, 6.00%, 5/15/15	8,804[g] BRL		8,756,310
[h]Index Linked, 6.00%, 8/15/16	5,657[g] BRL		5,595,632
[h]Index Linked, 6.00%, 5/15/17	5,321[g] BRL		5,267,463
[h]Index Linked, 6.00%, 8/15/18	3,665[g] BRL		3,625,096
[h]Index Linked, 6.00%, 5/15/45	400[g] BRL		401,983
			26,936,440

Canada 1.3%
Government of Canada,
2.25%, 8/01/14	11,104,000	CAD	10,651,386
1.00%, 11/01/14	20,933,000	CAD	19,844,075
2.00%, 12/01/14	16,423,000	CAD	15,755,759
1.00%, 2/01/15	44,526,000	CAD	42,170,892
			88,422,112

			Annual Report | 19

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

		Templeton Global Total Return Fund	Principal Amount*		Value
		Foreign Government and Agency Securities (continued)
		Croatia 0.1%
		[d]Government of Croatia, 144A, 6.75%, 11/05/19	4,070,000		$4,306,569
		Ghana 2.1%
		Government of Ghana,
		13.30%, 9/30/13	28,850,000	GHS	13,377,554
		13.45%, 2/17/14	40,170,000	GHS	18,204,539
		12.39%, 4/28/14	20,230,000	GHS	9,007,649
		13.00%, 6/02/14	10,857,000	GHS	4,829,836
		14.00%, 10/13/14	390,000	GHS	171,591
		14.99%, 2/23/15	12,590,000	GHS	5,483,641
		24.00%, 5/25/15	40,600,000	GHS	19,872,920
		21.00%, 10/26/15	59,815,000	GHS	28,175,163
		19.24%, 5/30/16	30,200,000	GHS	13,752,426
		26.00%, 6/05/17	980,000	GHS	522,638
		23.00%, 8/21/17	21,300,000	GHS	10,516,298
		[d]144A, 7.875%, 8/07/23	26,510,000		25,814,112
					149,728,367
		Hungary 4.8%
		Government of Hungary,
		5.50%, 2/12/14	5,311,610,000	HUF	23,456,036
		7.75%, 8/24/15	1,825,630,000	HUF	8,472,044
		5.50%, 2/12/16	5,641,940,000	HUF	25,098,138
		5.50%, 12/22/16	422,240,000	HUF	1,869,541
		4.125%, 2/19/18	20,840,000		20,292,950
		6.50%, 6/24/19	533,200,000	HUF	2,391,400
		7.50%, 11/12/20	3,321,930,000	HUF	15,541,260
		5.375%, 2/21/23	38,460,000		36,256,242
		A, 8.00%, 2/12/15	47,800,000	HUF	220,018
		A, 6.75%, 11/24/17	3,583,800,000	HUF	16,397,569
		A, 5.50%, 12/20/18	399,450,000	HUF	1,729,420
		A, 7.00%, 6/24/22	87,350,000	HUF	394,201
		A, 6.00%, 11/24/23	3,015,800,000	HUF	12,692,580
		B, 6.75%, 2/24/17	4,113,100,000	HUF	18,810,128
		D, 6.75%, 8/22/14	11,051,360,000	HUF	49,697,791
		E, 7.50%, 10/24/13	1,069,400,000	HUF	4,712,870
		[i]Reg S, 6.00%, 1/11/19	11,560,000	EUR	15,891,208
		senior note, 3.50%, 7/18/16	10,000	EUR	13,246
		senior note, 4.375%, 7/04/17	19,865,000	EUR	26,271,342
		senior note, 6.25%, 1/29/20	21,385,000		22,186,937
		senior note, 3.875%, 2/24/20	20,000	EUR	24,743
		senior note, 6.375%, 3/29/21	23,190,000		23,972,662
		[i]senior note, Reg S, 5.75%, 6/11/18	6,625,000	EUR	8,975,848
					335,368,174
		Iceland 1.0%
		[d]Government of Iceland, 144A,
		4.875%, 6/16/16	57,230,000		59,748,979
		5.875%, 5/11/22	10,810,000		11,029,605
					70,778,584

20	|	Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Indonesia 0.4%
Government of Indonesia,
FR20, 14.275%, 12/15/13	13,270,000,000	IDR	$1,202,746
FR31, 11.00%, 11/15/20	10,309,000,000	IDR	1,043,355
FR34, 12.80%, 6/15/21	34,188,000,000	IDR	3,777,630
FR35, 12.90%, 6/15/22	3,540,000,000	IDR	394,635
FR36, 11.50%, 9/15/19	31,600,000,000	IDR	3,223,494
FR39, 11.75%, 8/15/23	6,350,000,000	IDR	675,107
FR40, 11.00%, 9/15/25	110,250,000,000	IDR	11,310,735
FR42, 10.25%, 7/15/27	2,150,000,000	IDR	211,294
FR43, 10.25%, 7/15/22	2,810,000,000	IDR	273,851
FR44, 10.00%, 9/15/24	7,250,000,000	IDR	698,619
FR46, 9.50%, 7/15/23	7,100,000,000	IDR	661,325
FR47, 10.00%, 2/15/28	26,890,000,000	IDR	2,605,692
FR52, 10.50%, 8/15/30	24,050,000,000	IDR	2,408,126
Indonesia Retail Bond, senior bond, ORI5, 11.45%, 9/15/13	2,210,000,000	IDR	196,706
			28,683,315

Ireland 7.1%
Government of Ireland,
5.90%, 10/18/19	19,824,000	EUR	29,372,005
4.50%, 4/18/20	28,686,000	EUR	39,349,476
5.00%, 10/18/20	54,121,000	EUR	76,221,032
[i]Reg S, 5.50%, 10/18/17	5,621,500	EUR	8,204,571
senior bond, 4.50%, 10/18/18	26,986,000	EUR	38,022,894
senior bond, 4.40%, 6/18/19	35,443,000	EUR	49,086,045
senior bond, 5.40%, 3/13/25	179,328,930	EUR	254,823,052
			495,079,075

Israel 0.8%
Government of Israel, 3.50%, 9/30/13	211,521,000	ILS	58,348,598

Latvia 0.7%
[d]Government of Latvia,
144A, 5.25%, 2/22/17	25,850,000		27,873,926
senior note, 144A, 5.25%, 6/16/21	18,000,000		19,096,920
			46,970,846

Lithuania 0.2%
[d]Government of Lithuania, 144A,
6.75%, 1/15/15	2,320,000		2,470,568
7.375%, 2/11/20	10,320,000		12,212,430
			14,682,998

Malaysia 1.6%
Government of Malaysia,
3.434%, 8/15/14	50,540,000	MYR	15,359,836
3.741%, 2/27/15	77,455,000	MYR	23,640,601
3.835%, 8/12/15	46,280,000	MYR	14,167,519
4.72%, 9/30/15	610,000	MYR	190,063

			Annual Report | 21

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Malaysia (continued)
Government of Malaysia, (continued)
3.197%, 10/15/15	20,945,000	MYR	$6,331,855
senior bond, 8.00%, 10/30/13	300,000	MYR	91,620
senior bond, 5.094%, 4/30/14	166,415,000	MYR	51,105,327
			110,886,821

Mexico 4.1%
Government of Mexico,
8.00%, 12/19/13	7,045,100[j] MXN		53,375,262
7.00%, 6/19/14	3,152,260[j] MXN		24,151,713
9.50%, 12/18/14	5,411,200[j] MXN		43,284,537
6.00%, 6/18/15	1,986,840[j] MXN		15,344,039
8.00%, 12/17/15	12,815,170[j] MXN		103,635,139
6.25%, 6/16/16	939,640[j] MXN		7,333,813
7.25%, 12/15/16	550,000[j] MXN		4,413,504
7.75%, 12/14/17	1,335,000[j] MXN		10,940,584
[k]Mexican Udibonos, Index Linked,
4.50%, 12/18/14	301,731[l] MXN		2,397,459
5.00%, 6/16/16	772,645[l] MXN		6,483,605
3.50%, 12/14/17	780,072[l] MXN		6,388,986
4.00%, 6/13/19	536,782[l] MXN		4,523,359
2.50%, 12/10/20	423,207[l] MXN		3,243,285
			285,515,285

Philippines 1.5%
Government of the Philippines,
senior bond, 6.375%, 5/13/15	101,000,000	PHP	2,387,491
senior bond, 8.375%, 5/22/15	160,000,000	PHP	3,880,476
senior bond, 7.00%, 1/27/16	260,790,000	PHP	6,362,698
senior bond, 9.125%, 9/04/16	126,690,000	PHP	3,283,977
senior note, 6.25%, 1/27/14	661,920,000	PHP	15,081,321
senior note, 1.625%, 4/25/16	3,251,880,000	PHP	72,178,906
			103,174,869

Poland 3.8%
Government of Poland,
5.00%, 10/24/13	20,550,000	PLN	6,380,175
5.75%, 4/25/14	54,585,000	PLN	17,223,279
5.50%, 4/25/15	49,885,000	PLN	16,031,625
6.25%, 10/24/15	46,028,000	PLN	15,125,001
[f]FRN, 2.71%, 1/25/17	64,309,000	PLN	19,859,211
[f]FRN, 2.71%, 1/25/21	65,239,000	PLN	19,848,151
Strip, 1/25/14	121,390,000	PLN	37,186,803
Strip, 7/25/14	58,035,000	PLN	17,550,566
Strip, 7/25/15	279,492,000	PLN	81,622,457
Strip, 1/25/16	124,379,000	PLN	35,635,352
			266,462,620

22 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Russia 0.1%
Government of Russia, senior bond,
[d]144A, 7.50%, 3/31/30	2,579,190		$2,976,707
[i]Reg S, 7.50%, 3/31/30	6,246,825		7,209,617
			10,186,324

Serbia 2.7%
[d]Government of Serbia, senior note, 144A,
4.875%, 2/25/20	45,960,000		41,622,525
7.25%, 9/28/21	29,790,000		29,983,784
Serbia Treasury Bill, Strip, 12/12/13	341,000,000	RSD	3,838,181
Serbia Treasury Note, 10.00%,
3/01/15	1,589,800,000	RSD	18,145,531
3/21/15	1,000,000,000	RSD	11,392,973
4/27/15	606,300,000	RSD	6,896,347
9/14/15	435,500,000	RSD	4,912,462
9/28/15	149,700,000	RSD	1,686,876
10/18/15	637,300,000	RSD	7,170,362
12/06/15	123,700,000	RSD	1,386,614
2/21/16	4,619,000,000	RSD	51,449,638
11/08/17	848,160,000	RSD	9,008,024
			187,493,317

Slovenia 1.1%
[d]Government of Slovenia, senior note, 144A,
5.50%, 10/26/22	9,240,000		8,535,958
5.85%, 5/10/23	72,180,000		68,128,898
			76,664,856

South Korea 14.7%
Korea Monetary Stabilization Bond,
senior bond, 3.59%, 10/02/13	13,942,370,000	KRW	12,564,826
senior bond, 3.48%, 12/02/13	4,316,170,000	KRW	3,895,785
senior bond, 3.47%, 2/02/14	7,819,740,000	KRW	7,066,699
senior bond, 3.59%, 4/02/14	30,322,270,000	KRW	27,459,044
senior bond, 2.47%, 4/02/15	44,895,900,000	KRW	40,251,733
senior bond, 2.80%, 8/02/15	52,746,950,000	KRW	47,500,137
senior note, 3.28%, 6/02/14	10,340,800,000	KRW	9,395,085
senior note, 2.57%, 6/09/14	19,719,000,000	KRW	17,743,890
senior note, 2.82%, 8/02/14	11,569,200,000	KRW	10,431,995
senior note, 2.78%, 10/02/14	46,142,500,000	KRW	41,592,956
senior note, 2.84%, 12/02/14	61,896,730,000	KRW	55,830,789
senior note, 2.74%, 2/02/15	114,182,750,000	KRW	102,858,025
senior note, 2.76%, 6/02/15	165,919,000,000	KRW	149,377,009
Korea Treasury Bond,
senior bond, 3.00%, 12/10/13	147,969,910,000	KRW	133,387,771
senior bond, 3.50%, 6/10/14	8,900,000,000	KRW	8,064,646
senior note, 5.75%, 9/10/13	590,000,000	KRW	531,630

Annual Report | 23

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
South Korea (continued)
Korea Treasury Bond, (continued)
senior note, 3.25%, 12/10/14	28,350,610,000	KRW	$25,696,596
senior note, 3.25%, 6/10/15	40,661,740,000	KRW	36,910,621
senior note, 2.75%, 12/10/15	328,043,360,000	KRW	295,051,318
			1,025,610,555

Sri Lanka 0.7%
Government of Sri Lanka,
A, 7.00%, 3/01/14	1,010,180,000	LKR	7,476,396
A, 11.25%, 7/15/14	154,200,000	LKR	1,166,995
A, 11.75%, 3/15/15	611,300,000	LKR	4,650,250
A, 6.50%, 7/15/15	90,460,000	LKR	629,909
A, 11.00%, 8/01/15	148,900,000	LKR	1,119,713
A, 6.40%, 8/01/16	86,300,000	LKR	574,044
A, 5.80%, 1/15/17	394,700,000	LKR	2,526,021
A, 8.00%, 11/15/18	542,330,000	LKR	3,508,210
A, 9.00%, 5/01/21	162,810,000	LKR	1,052,256
B, 11.75%, 4/01/14	16,670,000	LKR	126,323
B, 6.60%, 6/01/14	33,700,000	LKR	246,484
B, 11.00%, 9/01/15	333,600,000	LKR	2,508,890
B, 8.00%, 6/01/16	1,537,000,000	LKR	10,744,139
B, 6.40%, 10/01/16	885,200,000	LKR	5,844,651
B, 5.80%, 7/15/17	973,900,000	LKR	6,085,959
B, 8.50%, 7/15/18	124,950,000	LKR	832,271
C, 8.50%, 4/01/18	221,130,000	LKR	1,483,726
D, 8.50%, 6/01/18	119,600,000	LKR	805,491
			51,381,728

[m]Supranational 0.1%
International Bank for Reconstruction and Development, 2.25%, 11/08/13	64,000,000	SEK	9,679,352

Sweden 2.0%
Government of Sweden, 6.75%, 5/05/14	575,330,000	SEK	90,246,200
Kommuninvest I Sverige AB, 2.25%, 5/05/14	318,830,000	SEK	48,485,274
			138,731,474

Ukraine 2.5%
[d]Government of Ukraine,
144A, 9.25%, 7/24/17	13,210,000		12,962,313
144A, 7.75%, 9/23/20	50,845,000		45,132,818
senior bond, 144A, 6.58%, 11/21/16	9,395,000		8,676,283
senior bond, 144A, 7.80%, 11/28/22	87,520,000		76,140,212
senior note, 144A, 6.25%, 6/17/16	3,000,000		2,776,875
senior note, 144A, 6.75%, 11/14/17	300,000		268,125
senior note, 144A, 7.95%, 2/23/21	12,058,000		10,761,765
senior note, 144A, 7.50%, 4/17/23	21,370,000		18,338,131
			175,056,522

24 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Uruguay 5.5%
[k]Government of Uruguay,
Index Linked, 4.25%, 4/05/27	47,323,885	UYU	$2,095,122
Index Linked, zero cpn., 4/11/14	52,123,368	UYU	2,287,191
Index Linked, zero cpn., 4/16/14	25,227,816	UYU	1,106,509
senior note, Index Linked, 4.375%, 12/15/28	2,098,227,444	UYU	92,583,584
Uruguay Notas del Tesoro,
9.00%, 1/27/14	400,183,000	UYU	17,763,793
9.75%, 6/14/14	227,208,000	UYU	10,030,683
10.50%, 3/21/15	288,830,000	UYU	12,743,083
10.25%, 8/22/15	547,671,000	UYU	23,980,655
9.50%, 1/27/16	496,989,000	UYU	21,329,432
11.00%, 3/21/17	66,205,000	UYU	2,922,295
[k]Index Linked, 7.00%, 12/23/14	100,945,678	UYU	4,737,425
[k]Index Linked, 4.00%, 6/14/15	407,867,340	UYU	18,559,925
[k]Index Linked, 2.75%, 6/16/16	294,283,930	UYU	12,929,866
[k]Index Linked, 2.25%, 8/23/17	250,343,057	UYU	10,952,400
[k]Index Linked, 4.00%, 6/10/20	482,367,490	UYU	22,523,789
[k]Index Linked, 2.50%, 9/27/22	157,161,617	UYU	6,372,360
[k]Index Linked, 4.00%, 5/25/25	469,438,565	UYU	21,512,554
[k]Index Linked, 10, 4.25%, 1/05/17	16,333,224	UYU	765,675
[k]Index Linked, U16, 3.25%, 1/27/19	836,515	UYU	36,382
Uruguay Treasury Bills, Strip,
9/09/13	538,671,000	UYU	24,050,028
7/24/14	457,450,000	UYU	18,346,825
9/11/14	619,210,000	UYU	24,449,073
12/18/14	37,470,000	UYU	1,433,025
2/05/15	17,510,000	UYU	659,057
3/26/15	341,235,000	UYU	12,553,296
5/14/15	262,174,000	UYU	9,476,373
7/02/15	91,312,000	UYU	3,278,029
[n]8/20/15	47,128,000	UYU	1,687,943
			381,166,372

Venezuela 0.0%†
Government of Venezuela, 10.75%, 9/19/13	1,440,000		1,443,528

Vietnam 0.0%†
Government of Vietnam,
[d]144A, 6.75%, 1/29/20	2,790,000		2,955,656
[i]Reg S, 6.875%, 1/15/16	100,000		106,010
			3,061,666

Total Foreign Government and Agency Securities
(Cost $4,257,973,802)			4,159,911,559

Annual Report | 25

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

	Templeton Global Total Return Fund	Principal Amount*		Value
Quasi	-Sovereign and Corporate Bonds 13.4%
	Australia 0.2%
	[d]Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	3,100,000		$2,753,188
	[d]FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
	7.00%, 11/01/15	400,000		411,318
	6.00%, 4/01/17	1,000,000		1,025,000
	6.875%, 2/01/18	7,000,000		7,201,250
	8.25%, 11/01/19	600,000		643,500
				12,034,256

	Bermuda 0.1%
	[d]Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	2,600,000		2,757,625
	[d]Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	6,100,000		5,890,313
				8,647,938

	Canada 0.4%
	CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	10,500,000		10,762,500
	[d]Inmet Mining Corp., senior note, 144A,
	8.75%, 6/01/20	10,000,000		10,500,000
	7.50%, 6/01/21	1,500,000		1,515,000
	Novelis Inc., senior note,
	8.375%, 12/15/17	1,000,000		1,077,500
	8.75%, 12/15/20	4,000,000		4,370,000
				28,225,000

	France 0.1%
	CGG, senior note,
	9.50%, 5/15/16	47,000		49,585
	7.75%, 5/15/17	2,850,000		2,935,500
	6.50%, 6/01/21	6,600,000		6,715,500
				9,700,585

	Germany 0.2%
	[d]Faenza GmbH, senior note, 144A, 8.25%, 8/15/21	2,200,000	EUR	2,966,119
	[d]Orion Engineered Carbons Bondco GmbH, senior secured bond, 144A, 10.00%,
	6/15/18	1,440,000	EUR	2,132,989
	[d,o]Orion Engineered Carbons Finance & Co. SCA, senior note, 144A, PIK, 9.25%,
	8/01/19	4,000,000		4,100,000
	[d]Unitymedia Hessen GmbH & Co.KG/Unitymedia NRW GmbH,
	secured bond, 144A, 5.75%, 1/15/23	2,100,000	EUR	2,721,999
	senior secured note, 144A, 5.625%, 4/15/23	1,000,000	EUR	1,287,519
				13,208,626

	Italy 0.2%
	[d]Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	12,300,000		12,915,000
	[d,o]Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%,
	7/15/17	153,064	EUR	203,199
				13,118,199

26 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund	Principal Amount*		Value
Quasi-Sovereign and Corporate Bonds (continued)
Japan 0.0%†
[d]eAccess Ltd., senior note, 144A,
8.25%, 4/01/18	1,300,000		$1,427,563
8.375%, 4/01/18	500,000	EUR	728,229
			2,155,792

Kazakhstan 0.4%
[d]Halyk Savings Bank of Kazakhstan JSC, senior note, 144A, 7.25%, 1/28/21	23,770,000		24,854,506
HSBK (Europe) BV, senior note,
[d]144A, 7.25%, 5/03/17	200,000		211,904
[i]Reg S, 7.25%, 5/03/17	100,000		105,952
[d]KazMunayGas National Co., senior note, 144A, 11.75%, 1/23/15	1,300,000		1,461,720
			26,634,082

Luxembourg 0.3%
ArcelorMittal, senior note, 6.00%, 3/01/21	2,500,000		2,467,887
Intelsat Jackson Holdings SA,
[d]senior bond, 144A, 5.50%, 8/01/23	1,500,000		1,395,938
senior note, 8.50%, 11/01/19	2,200,000		2,404,875
senior note, 7.25%, 10/15/20	2,000,000		2,145,000
senior note, 7.50%, 4/01/21	5,500,000		5,967,500
[d]senior note, 144A, 6.625%, 12/15/22	4,200,000		4,192,125
			18,573,325

Mexico 0.2%
[d]Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	12,100,000		12,939,437

Netherlands 0.3%
[d]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	3,200,000		3,178,000
[d]Nokia Siemens Networks Finance BV, senior note, 144A, 7.125%, 4/15/20	3,000,000	EUR	4,067,013
[d]UPC Holding BV, senior note, 144A,
6.375%, 9/15/22	3,000,000	EUR	3,883,614
6.75%, 3/15/23	2,800,000	EUR	3,639,011
[d]UPCB Finance II Ltd., senior secured note, 144A, 6.375%, 7/01/20	1,100,000	EUR	1,536,588
[d]UPCB Finance VI Ltd., senior secured note, 144A, 6.875%, 1/15/22	4,500,000		4,696,875
Ziggo Bond Co.,
[d]senior bond, 144A, 8.00%, 5/15/18	1,000,000	EUR	1,417,630
[i]senior note, Reg S, 8.00%, 5/15/18	100,000	EUR	141,763
			22,560,494

Russia 1.0%
[d,p]Alfa Bond Issuance PLC (Alfa Bank OJSC), loan participation,
secured note, 144A, 7.875%, 9/25/17	10,740,000		11,828,768
senior note, 144A, 7.75%, 4/28/21	29,610,000		31,312,575
[p]Gaz Capital SA (OJSC Gazprom), loan participation,
[d]senior bond, 144A, 6.51%, 3/07/22	2,860,000		2,974,400
[i]senior bond, Reg S, 6.51%, 3/07/22	170,000		177,069
[d]senior note, 144A, 5.092%, 11/29/15	8,760,000		9,269,263
LUKOIL International Finance BV,
[d]144A, 6.656%, 6/07/22	430,000		462,250
[i]Reg S, 6.656%, 6/07/22	2,400,000		2,575,884
			Annual Report | 27

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

		Templeton Global Total Return Fund	Principal Amount*		Value
		Quasi-Sovereign and Corporate Bonds (continued)
		Russia (continued)
		LUKOIL International Finance BV, (continued)
		[d]senior note, 144A, 6.125%, 11/09/20	6,180,000		$6,508,652
		TNK-BP Finance SA,
		[d]senior bond, 144A, 7.25%, 2/02/20	590,000		657,295
		[i]senior note, Reg S, 7.875%, 3/13/18	420,000		479,294
		[d,p]VTB Capital SA (VTB Bank), loan participation, senior bond, 144A, 6.25%,
		6/30/35	610,000		645,075
					66,890,525

		South Africa 0.5%
		[d,f]Edcon Holdings Pty. Ltd., secured note, 144A, FRN, 5.709%, 6/15/15	8,005,000	EUR	9,357,792
		Edcon Pty. Ltd.,
		[d]secured note, 144A, 9.50%, 3/01/18	2,000,000	EUR	2,407,328
		[d]senior secured note, 144A, 9.50%, 3/01/18	13,350,000		12,240,281
		[d]senior secured note, 144A, 9.50%, 3/01/18	7,916,000	EUR	9,521,666
		[i]senior secured note, Reg S, 9.50%, 3/01/18	100,000	EUR	120,284
					33,647,351

		South Korea 0.1%
		[d]The Export-Import Bank of Korea, senior note, 144A, 1.45%, 5/19/14	60,570,000	SEK	9,145,374

		Spain 0.1%
		[d]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	6,000,000		5,718,750
		Grifols Inc., senior note, 8.25%, 2/01/18	2,500,000		2,718,750
					8,437,500

		Switzerland 0.1%
		[d]Ineos Group Holdings SA,
		secured note, second lien, 144A, 7.875%, 2/15/16	1,347,314	EUR	1,799,534
		senior note, 144A, 6.50%, 8/15/18	2,100,000	EUR	2,704,554
					4,504,088

		Trinidad and Tobago 0.0%†
		Petro Co. of Trinidad and Tobago Ltd., senior note,
		[d]144A, 9.75%, 8/14/19	450,000		556,875
		[i]Reg S, 9.75%, 8/14/19	150,000		185,625
					742,500

		Ukraine 0.4%
		[d]Financing of Infrastructure Projects State Enterprise, 144A,
		8.375%, 11/03/17	18,260,000		16,535,982
		7.40%, 4/20/18	15,100,000		12,836,359
					29,372,341

		United Arab Emirates 0.2%
		DP World Ltd.,
		[d]144A, 6.85%, 7/02/37	130,000		124,727
		[i]Reg S, 6.85%, 7/02/37	1,500,000		1,439,160
		[d]Dubai Electricity & Water Authority, senior note, 144A, 7.375%, 10/21/20	9,300,000		10,483,053
					12,046,940

28	|	Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund	Principal Amount*		Value
Quasi-Sovereign and Corporate Bonds (continued)
United Kingdom 0.6%
[d]Algeco Scotsman Global Finance PLC,
first lien, 144A, 9.00%, 10/15/18	500,000	EUR	$689,401
senior secured note, first lien, 144A, 8.50%, 10/15/18	4,000,000		4,200,000
[d]Boparan Finance PLC, senior note, 144A, 9.75%, 4/30/18	2,000,000	EUR	2,919,526
[d,q]CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	3,100,000		2,588,500
[d]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	10,419,000		10,992,045
HSBC Holdings PLC, sub. note, 6.50%, 9/15/37	300,000		339,592
Kerling PLC, senior secured note,
[d]144A, 10.625%, 2/01/17	3,000,000	EUR	4,224,460
[i]Reg S, 10.625%, 2/01/17	1,200,000	EUR	1,689,784
[d]Lynx II Corp., senior bond, 144A, 6.375%, 4/15/23	1,300,000		1,296,750
[d]Matalan Finance Ltd., senior secured note, 144A, 8.875%, 4/29/16	1,400,000	GBP	2,215,232
[d]New Look Bondco I PLC, 144A, 8.75%, 5/14/18	2,900,000	GBP	4,525,611
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	600,000		582,750
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	2,800,000	EUR	3,955,486
			40,219,137

United States 7.9%
[d]Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	6,000,000		6,705,000
[d]Alere Inc., senior sub. note, 144A, 6.50%, 6/15/20	1,500,000		1,503,750
Ally Financial Inc., senior note,
8.30%, 2/12/15	700,000		757,750
7.50%, 9/15/20	3,200,000		3,612,000
Antero Resources Finance Corp., senior note,
9.375%, 12/01/17	2,600,000		2,769,000
7.25%, 8/01/19	1,400,000		1,477,000
[d]Ashland Inc., senior note, 144A, 4.75%, 8/15/22	7,800,000		7,312,500
[r]Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter,
Perpetual	8,000,000		8,920,000
[d]BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	1,800,000		1,831,500
Caesars Entertainment Operating Co. Inc., first lien, 9.00%, 2/15/20	1,400,000		1,351,000
[d]Calpine Corp., senior secured note, 144A,
7.25%, 10/15/17	2,358,000		2,470,005
7.875%, 7/31/20	348,000		377,580
7.50%, 2/15/21	2,620,000		2,790,300
7.875%, 1/15/23	4,824,000		5,197,860
[d]Capsugel FinanceCo SCA, senior note, 144A, 9.875%, 8/01/19	700,000	EUR	1,035,135
CCO Holdings LLC/CCO Holdings Capital Corp., senior note,
7.25%, 10/30/17	400,000		425,000
8.125%, 4/30/20	5,000,000		5,450,000
CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	4,900,000		5,408,375
Chaparral Energy Inc., senior note,
9.875%, 10/01/20	600,000		675,000
8.25%, 9/01/21	7,400,000		7,751,500
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	10,500,000		11,313,750
5.75%, 3/15/23	1,700,000		1,700,000
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	5,100,000		5,380,500

			Annual Report | 29

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund	Principal Amount*	Value
Quasi-Sovereign and Corporate Bonds (continued)
United States (continued)
CHS/Community Health Systems Inc., (continued)
senior note, 7.125%, 7/15/20	4,600,000	$4,651,750
senior secured note, 5.125%, 8/15/18	1,300,000	1,332,500
CIT Group Inc.,
senior bond, 5.00%, 8/01/23	2,000,000	1,872,402
senior note, 5.375%, 5/15/20	1,700,000	1,717,000
senior note, 5.00%, 8/15/22	6,400,000	6,074,432
[d]senior note, 144A, 6.625%, 4/01/18	600,000	651,000
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	7,000,000	7,175,000
Clear Channel Communications Inc.,
first lien, 11.25%, 3/01/21	1,000,000	1,030,000
senior note, 9.00%, 3/01/21	7,900,000	7,544,500
senior secured note, first lien, 9.00%, 12/15/19	127,000	122,873
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	2,000,000	2,005,000
senior sub. note, 7.625%, 3/15/20	200,000	199,500
senior sub. note, 7.625%, 3/15/20	1,500,000	1,511,250
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	4,000,000	4,440,000
[d,o]CommScope Holdings Inc., senior note, 144A, PIK, 6.625%, 6/01/20	1,300,000	1,293,500
[d]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	5,400,000	5,913,000
CONSOL Energy Inc., senior note,
8.00%, 4/01/17	1,400,000	1,484,000
8.25%, 4/01/20	2,300,000	2,449,500
6.375%, 3/01/21	3,500,000	3,552,500
Cricket Communications Inc., senior note, 7.75%, 10/15/20	7,000,000	7,980,000
Crosstex Energy LP/Crosstex Energy Finance Corp., senior note, 8.875%, 2/15/18	4,500,000	4,803,750
Crown Castle International Corp., senior bond, 5.25%, 1/15/23	11,100,000	10,545,000
DaVita HealthCare Partners Inc., senior note, 5.75%, 8/15/22	7,100,000	7,064,500
Del Monte Corp., senior note, 7.625%, 2/15/19	5,100,000	5,329,500
DISH DBS Corp., senior note,
7.75%, 5/31/15	1,800,000	1,962,000
7.125%, 2/01/16	2,150,000	2,354,250
5.875%, 7/15/22	5,050,000	4,974,250
E*TRADE Financial Corp., senior note, 6.375%, 11/15/19	5,300,000	5,591,500
El Paso Corp., senior note, 7.00%, 6/15/17	4,000,000	4,472,508
Emergency Medical Services Corp., senior note, 8.125%, 6/01/19	3,700,000	4,019,125
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	5,000,000	5,475,000
Energy XXI Gulf Coast Inc.,
7.75%, 6/15/19	1,000,000	1,045,000
senior note, 9.25%, 12/15/17	4,000,000	4,470,000
Equinix Inc., senior bond, 5.375%, 4/01/23	9,000,000	8,617,500
Euramax International Inc., senior secured note, 9.50%, 4/01/16	1,800,000	1,732,500
Exopack Holding Corp., senior note, 10.00%, 6/01/18	4,000,000	4,250,000
First Data Corp.,
senior bond, 12.625%, 1/15/21	8,800,000	9,559,000
[d]senior note, 144A, 11.25%, 1/15/21	500,000	515,000
[d]senior secured bond, 144A, 8.25%, 1/15/21	5,000,000	5,137,500

30 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund	Principal Amount*	Value
Quasi-Sovereign and Corporate Bonds (continued)
United States (continued)
Ford Motor Credit Co. LLC, senior note,
6.625%, 8/15/17	2,900,000	$3,274,135
5.00%, 5/15/18	500,000	538,192
8.125%, 1/15/20	1,000,000	1,217,774
Freescale Semiconductor Inc.,
senior note, 8.05%, 2/01/20	6,700,000	7,018,250
senior note, 10.75%, 8/01/20	2,374,000	2,635,140
[d]senior secured note, 144A, 9.25%, 4/15/18	1,000,000	1,085,000
Frontier Communications Corp.,
senior bond, 7.625%, 4/15/24	800,000	786,000
senior note, 8.50%, 4/15/20	3,400,000	3,731,500
senior note, 8.75%, 4/15/22	1,500,000	1,631,250
senior note, 7.125%, 1/15/23	2,700,000	2,639,250
[d]Gannett Co. Inc., senior note, 144A, 5.125%, 7/15/20	1,600,000	1,592,000
[d]General Motors Financial Co. Inc., senior note, 144A, 3.25%, 5/15/18	1,900,000	1,828,750
GMAC Inc., sub. note, 8.00%, 12/31/18	3,300,000	3,770,250
The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	8,300,000	8,403,750
Halcon Resources Corp., senior note, 8.875%, 5/15/21	8,000,000	8,060,000
Harrah’s Operating Co. Inc., senior secured note, 11.25%, 6/01/17	6,600,000	6,814,500
HCA Inc.,
senior note, 7.50%, 2/15/22	2,300,000	2,507,000
senior secured note, 7.875%, 2/15/20	100,000	108,125
senior secured note, 5.875%, 3/15/22	11,900,000	12,316,500
HDTFS Inc., 6.25%, 10/15/22	800,000	818,000
Hologic Inc., senior note, 6.25%, 8/01/20	5,000,000	5,237,500
Interactive Data Corp., senior note, 10.25%, 8/01/18	2,300,000	2,564,500
International Lease Finance Corp.,
senior note, 8.25%, 12/15/20	2,700,000	3,010,500
[d]senior secured note, 144A, 6.75%, 9/01/16	1,100,000	1,207,250
[d]inVentiv Health Inc., senior note, 144A, 9.00%, 1/15/18	4,600,000	4,715,000
[d,o]Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	3,400,000	3,621,000
Jarden Corp.,
senior note, 6.125%, 11/15/22	2,550,000	2,664,750
senior sub. note, 7.50%, 5/01/17	600,000	670,500
JBS USA LLC/Finance Inc., senior note,
11.625%, 5/01/14	1,100,000	1,157,750
[d]144A, 8.25%, 2/01/20	5,500,000	5,864,375
[r]JPMorgan Chase & Co., junior sub. bond, 6.00% to 8/01/23, FRN thereafter,
Perpetual	5,000,000	4,775,000
[d]Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	2,500,000	2,720,250
Linn Energy LLC/Finance Corp., senior note,
8.625%, 4/15/20	1,600,000	1,616,000
7.75%, 2/01/21	6,900,000	6,727,500
[d]144A, 6.25%, 11/01/19	2,500,000	2,312,500
The Manitowoc Co. Inc., senior note,
9.50%, 2/15/18	600,000	649,500
8.50%, 11/01/20	4,100,000	4,571,500
Media General Inc., senior secured note, 11.75%, 2/15/17	300,000	331,500

Annual Report | 31

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund	Principal Amount*	Value
Quasi-Sovereign and Corporate Bonds (continued)
United States (continued)
Meritor Inc., senior note, 6.75%, 6/15/21	4,000,000	$3,925,000
MGM Resorts International, senior note,
6.875%, 4/01/16	800,000	866,000
7.50%, 6/01/16	2,900,000	3,204,500
8.625%, 2/01/19	700,000	789,250
6.75%, 10/01/20	200,000	204,500
6.625%, 12/15/21	5,700,000	5,792,625
Michael’s Stores Inc., senior note, 7.75%, 11/01/18	5,700,000	6,163,125
[d]Midstates Petroleum Co. Inc./LLC, senior note, 144A, 9.25%, 6/01/21	5,400,000	5,157,000
Navistar International Corp., senior note, 8.25%, 11/01/21	3,000,000	2,996,250
[d]Nuveen Investments Inc., senior note, 144A,
9.125%, 10/15/17	3,700,000	3,663,000
9.50%, 10/15/20	5,900,000	5,826,250
Offshore Group Investment Ltd.,
senior bond, first lien, 7.125%, 4/01/23	4,000,000	3,870,000
senior secured note, first lien, 7.50%, 11/01/19	4,700,000	4,896,812
PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	4,600,000	4,726,500
Penn Virginia Corp., senior note, 8.50%, 5/01/20	7,300,000	7,336,500
Pinnacle Entertainment Inc., senior sub. note,
8.75%, 5/15/20	2,050,000	2,224,250
7.75%, 4/01/22	4,300,000	4,482,750
Plains Exploration & Production Co., senior note,
6.125%, 6/15/19	900,000	949,626
6.625%, 5/01/21	3,500,000	3,713,654
6.875%, 2/15/23	500,000	531,994
[d]PNK Finance Corp., senior note, 144A, 6.375%, 8/01/21	200,000	200,500
Quicksilver Resources Inc.,
[d,f]secured note, second lien, 144A, FRN, 7.00%, 6/21/19	2,500,000	2,400,000
senior note, 9.125%, 8/15/19	2,500,000	2,218,750
Regions Bank, sub. note, 7.50%, 5/15/18	2,000,000	2,340,864
Reynolds Group Issuer Inc./LLC/SA,
senior note, 8.50%, 5/15/18	3,950,000	4,108,000
senior note, 9.00%, 4/15/19	8,550,000	8,870,625
senior note, 9.875%, 8/15/19	1,000,000	1,067,500
senior secured note, 7.125%, 4/15/19	500,000	534,375
Rite Aid Corp., senior secured note, 8.00%, 8/15/20	1,900,000	2,116,125
[d]Sabine Pass Liquefaction LLC, secured note, 144A, 5.625%, 2/01/21	7,600,000	7,296,000
[d]Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	8,500,000	8,925,000
SandRidge Energy Inc., senior note, 7.50%,
3/15/21	2,000,000	2,000,000
2/15/23	1,000,000	972,500
[d]Sealed Air Corp., senior note, 144A,
8.125%, 9/15/19	800,000	892,000
6.50%, 12/01/20	3,400,000	3,621,000
8.375%, 9/15/21	800,000	909,000
Shea Homes LP/Funding Corp., senior secured note, 8.625%, 5/15/19	1,200,000	1,323,000
SLM Corp., senior note, 8.45%, 6/15/18	3,900,000	4,465,500

32 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund	Principal Amount*		Value
Quasi-Sovereign and Corporate Bonds (continued)
United States (continued)
Sprint Nextel Corp., senior note,
8.375%, 8/15/17	2,000,000		$2,255,000
6.00%, 11/15/22	5,000,000		4,700,000
[d]144A, 9.00%, 11/15/18	9,000,000		10,530,000
[d]144A, 7.00%, 3/01/20	400,000		432,000
Sterling International Inc., senior note, 11.00%, 10/01/19	1,100,000		1,144,000
[d]Sun Merger Sub Inc., senior note, 144A, 5.875%, 8/01/21	1,400,000		1,400,875
Terex Corp., senior note, 6.00%, 5/15/21	5,400,000		5,467,500
[d]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings
Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	6,200,000		4,347,750
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	1,700,000		1,870,000
[d]Univision Communications Inc.,
senior secured bond, 144A, 6.75%, 9/15/22	2,000,000		2,085,000
senior secured note, 144A, 6.875%, 5/15/19	1,500,000		1,590,000
senior secured note, 144A, 7.875%, 11/01/20	2,500,000		2,721,875
senior secured note, 144A, 5.125%, 5/15/23	800,000		759,000
Visant Corp., senior note, 10.00%, 10/01/17	6,500,000		6,093,750
[d]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	7,600,000		7,761,500
[d]VPII Escrow Corp., senior note, 144A, 7.50%, 7/15/21	1,500,000		1,612,500
W&T Offshore Inc., senior note, 8.50%, 6/15/19	4,600,000		4,899,000
West Corp., senior note, 7.875%, 1/15/19	3,700,000		3,986,750
			555,561,161

Venezuela 0.1%
Petroleos de Venezuela SA, senior sub. bond, 4.90%, 10/28/14	5,790,000		5,466,947

Total Quasi-Sovereign and Corporate Bonds (Cost $919,477,490)			933,831,598

[s]Credit-Linked Notes 0.2%
Ukraine 0.2%
[d,f]Citigroup Funding Inc. (Export/Import Bank of Ukraine), 144A, FRN, 5.50%,
9/01/15	12,842,000	UAH	1,442,641
[d]ING Americas Issuance BV, 144A, (Government of Ukraine),
5.50%, 8/24/15	63,854,000	UAH	7,174,312
5.50%, 8/25/15	22,752,800	UAH	2,555,913

Total Credit-Linked Notes (Cost $10,635,694)			11,172,866

[f,t]Senior Floating Rate Interests 0.0%†
Luxembourg 0.0%†
August Luxuk Holding Co., Lux Second Lien, 10.50%, 4/27/19	164,128		167,000

United States 0.0%†
AdvancePierre Foods Inc., Second Lien Term Loan, 9.50%, 10/10/17	191,948		195,787
Affirmative Insurance Holdings Inc., Term Loan, 11.25%, 1/31/14	28,336		21,252
Air Distribution Technologies (Tomkins Air Distr.), Second Lien Initial Loan, 9.25%,
5/09/20	114,496		117,358
Ardent Medical Services Inc., Second Lien Term Loan, 11.00%, 1/02/19	156,370		160,279

Annual Report | 33

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund	Principal Amount*		Value
[f,t]Senior Floating Rate Interests (continued)
United States (continued)
[o]ATP Oil & Gas Corp.,
Additional NM Loans (DIP), PIK, 4.50% - 10.00%, 2/28/14	1,000		$440
New Money (DIP), PIK, 4.50% - 10.00%, 2/28/14	7,087		3,119
Refinancing Loan (DIP), PIK, 4.50% - 10.00%, 2/28/14	15,134		6,659
August U.S. Holding Co. Inc., U.S. Second Lien, 10.50%, 4/27/19	53,741		54,681
BJ’s Wholesale Club Inc., Second Lien Term Loan, 9.75%, 3/26/20	336,566		344,069
Cumulus Media Holdings Inc., Second Lien Term Loan, 7.50%, 9/16/19	746,355		764,314
[c]Erickson Air-Crane Inc., Purchase Price Notes, 6.00%, 11/02/20	23,812		23,812
Evergreen International Aviation Inc., First Lien Term Loan, 5.00%, 6/30/15	33,503		32,833
FRAM Group Holdings Inc. (Autoparts Holdings), Second Lien Term Loan, 10.50%,
1/29/18	95,485		92,621
NEP/NCP Holdco Inc., Second Lien Term Loan, 9.50%, 7/22/20	13,086		13,451
Patriot Coal Corp., DIP Term Loan, 9.25%, 12/31/13	149,130		148,384
[q]Road Infrastructure Investment LLC (Ennis Flint), Second Lien Term Loan, 10.25%,
9/30/18	711,596		722,270
Sensus USA Inc., Second Lien Term Loan, 8.50%, 5/09/18	323,485		317,824
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	201,821		205,958
			3,225,111

Total Senior Floating Rate Interests (Cost $3,323,423)			3,392,111

Total Investments before Short Term Investments
(Cost $5,251,903,480)			5,166,379,382

Short Term Investments 22.0%
Foreign Government and Agency Securities 15.0%
Australia 0.3%
Government of Australia, senior note, 6.25%, 6/15/14	21,975,000	AUD	20,159,903

Canada 1.1%
Government of Canada,
2.50%, 9/01/13	5,796,000	CAD	5,502,857
1.00%, 2/01/14	30,754,000	CAD	29,189,223
2.00%, 3/01/14	17,343,000	CAD	16,540,756
0.75%, 5/01/14	24,700,000	CAD	23,405,292
			74,638,128

Hungary 0.1%
[u]Hungary Treasury Bills, 9/18/13 - 6/25/14	1,253,580,000	HUF	5,384,995

Malaysia 2.4%
[u]Bank of Negara Monetary Notes, 9/05/13 - 8/21/14	561,518,000	MYR	167,379,224
[u]Malaysia Treasury Bills, 12/27/13 - 5/30/14	2,340,000	MYR	698,938
			168,078,162

Mexico 1.8%
[u]Mexico Treasury Bills, 9/19/13 - 4/30/14	171,890,630[b] MXN		126,242,717

Norway 0.3%
[u]Norway Treasury Bill, 9/18/13	125,497,000	NOK	20,494,699

34 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund	Principal Amount*		Value
Short Term Investments (continued)
Foreign Government and Agency Securities (continued)
Philippines 1.7%
[u]Philippine Treasury Bills, 9/04/13 - 8/06/14	5,249,650,000	PHP	$117,200,169

Singapore 4.3%
[u]Monetary Authority of Singapore Treasury Bills,
10/25/13 - 11/08/13	33,580,000	SGD	26,312,172
11/22/13	118,514,000	SGD	92,834,589
[u]Singapore Treasury Bills,
9/19/13	145,020,000	SGD	113,657,216
9/05/13 - 5/02/14	84,471,000	SGD	66,184,030
			298,988,007

South Korea 0.5%
Korea Monetary Stabilization Bond, senior bond, 2.55%, 5/09/14	4,757,000,000	KRW	4,280,821
[u]Korea Monetary Stabilization Bonds, 9/10/13 - 10/22/13	31,629,000,000	KRW	28,432,418
			32,713,239

Sri Lanka 0.0%†
[u]Sri Lanka Treasury Bill, 10/11/13	61,430,000	LKR	458,183

Sweden 2.1%
[u]Sweden Treasury Bills,
9/18/13	761,275,000	SEK	114,889,180
11/20/13 - 12/18/13	227,940,000	SEK	34,347,099
			149,236,279

Uruguay 0.4%
[u]Uruguay Treasury Bills, 9/11/13 - 8/29/14	736,472,000	UYU	31,057,210

Total Foreign Government and Agency Securities
(Cost $1,088,712,874)			1,044,651,691

Total Investments before Money Market Funds
(Cost $6,340,616,354)			6,211,031,073

	Shares
Money Market Funds (Cost $487,384,671) 7.0%
United States 7.0%
[a,v]Institutional Fiduciary Trust Money Market Portfolio	487,384,671		487,384,671
Total Investments (Cost $6,828,001,025) 95.9%			6,698,415,744
Other Assets, less Liabilities 4.1%			288,312,497

Net Assets 100.0%			$6,986,728,241

Annual Report | 35

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bPrincipal amount is stated in 10 Mexican Peso Units.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At August 31, 2013, the aggregate value of these securities was $23,812, representing less than 0.01% of net assets.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At August 31,
2013, the aggregate value of these securities was $1,016,639,354, representing 14.55% of net assets.
eSecurity is linked to the Argentine GDP and does not pay principal over the life of the security or at expiration. The holder is entitled to receive only variable payments, subject to certain conditions, which are based on growth of the Argentine GDP and the principal or “notional” value of this GDP linked security.
fThe coupon rate shown represents the rate at period end.
gPrincipal amount is stated in 1,000 Brazilian Real Units.
hRedemption price at maturity is adjusted for inflation. See Note 1(j).
iSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regis-
tration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At August 31, 2013, the aggregate value of these securities was
$47,302,069, representing 0.68% of net assets.
jPrincipal amount is stated in 100 Mexican Peso Units.
kPrincipal amount of security is adjusted for inflation. See Note 1(j).
lPrincipal amount is stated in 100 Uninad de Inversion Units.
mA supranational organization is an entity formed by two or more central governments through international treaties.
nA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
oIncome may be received in additional securities and/or cash.
pSee Note 1(f) regarding loan participation notes.
qAt August 31, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
rPerpetual security with no stated maturity date.
sSee Note 1(g) regarding credit-linked notes.
tSee Note 1(h) regarding senior floating rate interests.
uThe security is traded on a discount basis with no stated coupon rate.
vSee Note7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

At August 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

					Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Contract Amount*	Date	Appreciation	Depreciation
Indian Rupee	CITI	Buy	42,980,000	754,154	9/03/13	$—	$(111,341)
Indian Rupee	CITI	Sell	42,980,000	631,131	9/03/13	—	(11,683)
Euro	DBAB	Sell	802,645	1,014,142	9/04/13	—	(46,811)
Euro	DBAB	Buy	802,645	1,060,133	9/04/13	—	(2,485)
Indian Rupee	HSBK	Buy	1,432,000	24,958	9/04/13	—	(3,549)
Indian Rupee	HSBK	Sell	1,432,000	21,152	9/04/13	—	(257)
Mexican Peso	HSBK	Buy	18,052,900	1,304,777	9/04/13	46,020	—
Mexican Peso	HSBK	Sell	18,052,900	1,359,405	9/04/13	8,608	—
Indian Rupee	DBAB	Buy	8,122,000	141,271	9/06/13	—	(19,930)
Indian Rupee	DBAB	Sell	8,122,000	123,915	9/06/13	2,574	—

36 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Contract Amount*		Date	Appreciation	Depreciation
Polish Zloty	DBAB	Buy	10,258,669	2,357,773	EUR	9/06/13	$56,327	$—
Polish Zloty	DBAB	Sell	10,258,669	2,410,968	EUR	9/06/13	13,988	—
Singapore Dollar	MSCO	Buy	5,055,000	4,052,640		9/09/13	—	(90,529)
Ghana Cedi	BZWS	Buy	3,180,000	1,523,718		9/10/13	—	(50,823)
Ghana Cedi	BZWS	Sell	3,180,000	1,472,222		9/10/13	—	(673)
Indian Rupee	JPHQ	Buy	46,700,000	815,382		9/10/13	—	(118,706)
Indian Rupee	DBAB	Buy	30,798,000	537,733		9/10/13	—	(78,285)
Indian Rupee	JPHQ	Sell	46,700,000	716,258		9/10/13	19,582	—
Indian Rupee	DBAB	Sell	30,798,000	469,231		9/10/13	9,784	—
Mexican Peso	CITI	Buy	50,180,000	3,865,114		9/10/13	—	(112,489)
Mexican Peso	CITI	Sell	50,180,000	3,764,441		9/10/13	11,817	—
Polish Zloty	DBAB	Sell	14,078,000	3,282,886	EUR	9/10/13	—	(13,660)
Polish Zloty	DBAB	Buy	14,078,000	3,288,791	EUR	9/10/13	5,854	—
Euro	DBAB	Sell	8,776,717	11,272,815		9/11/13	—	(328,690)
Indian Rupee	DBAB	Buy	247,000	4,286		9/11/13	—	(603)
Indian Rupee	HSBK	Buy	244,000	4,232		9/11/13	—	(593)
Indian Rupee	HSBK	Sell	244,000	3,601		9/11/13	—	(37)
Indian Rupee	DBAB	Sell	247,000	3,762		9/11/13	78	—
Mexican Peso	CITI	Buy	38,200,000	2,965,839		9/11/13	—	(109,379)
Mexican Peso	CITI	Sell	38,200,000	2,865,716		9/11/13	9,257	—
Singapore Dollar	HSBK	Buy	9,308,900	7,500,765		9/11/13	—	(204,429)
Singapore Dollar	HSBK	Sell	9,308,900	7,252,181		9/11/13	—	(44,155)
Euro	BZWS	Sell	710,948	912,630		9/12/13	—	(27,140)
Euro	BZWS	Buy	710,948	949,116		9/12/13	—	(9,346)
Mexican Peso	CITI	Buy	44,320,000	3,272,539		9/12/13	41,248	—
Mexican Peso	CITI	Sell	44,320,000	3,342,383		9/12/13	28,596	—
Polish Zloty	DBAB	Buy	8,360,000	1,958,304	EUR	9/12/13	—	(3,866)
Euro	JPHQ	Sell	4,720,000	6,088,800		9/13/13	—	(150,372)
Indian Rupee	HSBK	Buy	620,000	10,353		9/13/13	—	(1,114)
Indian Rupee	HSBK	Sell	620,000	9,268		9/13/13	268	—
Euro	DBAB	Sell	3,196,000	4,137,382		9/16/13	—	(87,318)
Euro	BZWS	Sell	557,014	721,138		9/16/13	—	(15,163)
Euro	BZWS	Buy	557,014	743,614		9/16/13	—	(7,313)
Euro	DBAB	Sell	4,270,000	5,526,234		9/17/13	—	(118,173)
Euro	UBSW	Sell	1,034,213	1,338,065		9/17/13	—	(29,036)
Euro	UBSW	Buy	1,034,213	1,384,294		9/17/13	—	(17,194)
Indian Rupee	JPHQ	Buy	1,312,000	22,090		9/17/13	—	(2,567)
Indian Rupee	JPHQ	Sell	1,312,000	19,271		9/17/13	—	(251)
Malaysian Ringgit	HSBK	Buy	52,705,887	16,802,974		9/17/13	—	(850,346)
Malaysian Ringgit	HSBK	Sell	52,705,887	15,780,206		9/17/13	—	(172,422)
Indian Rupee	DBAB	Buy	619,000	10,556		9/18/13	—	(1,348)
Indian Rupee	DBAB	Sell	619,000	9,211		9/18/13	245	—
Japanese Yen	BZWS	Sell	240,903,916	3,088,512		9/18/13	633,484	—
Malaysian Ringgit	DBAB	Buy	41,150,164	13,098,056		9/18/13	—	(643,720)

Annual Report | 37

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Contract Amount*		Date	Appreciation	Depreciation
Malaysian Ringgit	DBAB	Sell	41,150,164	12,488,669		9/18/13	$46,822	$—
Singapore Dollar	BZWS	Buy	48,715,265	38,941,059		9/18/13	—	(757,610)
Singapore Dollar	BZWS	Sell	48,715,265	37,990,537		9/18/13	—	(192,912)
Euro	BZWS	Sell	341,006	449,207		9/19/13	—	(1,563)
Philippine Peso	HSBK	Buy	56,180,000	1,346,403		9/19/13	—	(86,338)
Philippine Peso	HSBK	Sell	56,180,000	1,258,795		9/19/13	—	(3,931)
Polish Zloty	DBAB	Buy	4,100,000	960,817	EUR	9/19/13	—	(2,995)
Singapore Dollar	JPHQ	Buy	5,777,000	4,722,858		9/19/13	—	(194,790)
Singapore Dollar	DBAB	Buy	8,097,700	6,487,502		9/19/13	—	(140,447)
Singapore Dollar	JPHQ	Sell	5,777,000	4,506,943		9/19/13	—	(21,125)
Singapore Dollar	DBAB	Sell	8,097,700	6,346,160		9/19/13	13,334	—
Indian Rupee	DBAB	Buy	563,000	9,481		9/20/13	—	(1,113)
Euro	DBAB	Sell	2,972,820	3,893,800		9/23/13	—	(35,972)
Hungary Forint	JPHQ	Buy	2,646,283,000	8,513,055	EUR	9/23/13	329,672	—
Euro	DBAB	Sell	5,141,000	6,677,491		9/24/13	—	(118,421)
Philippine Peso	DBAB	Buy	16,206,000	387,685		9/24/13	—	(24,199)
Hungary Forint	JPHQ	Buy	2,118,389,000	6,810,445	EUR	9/25/13	267,965	—
Euro	DBAB	Sell	3,032,100	3,928,116		9/26/13	—	(80,056)
Indian Rupee	DBAB	Buy	426,079,000	6,640,830		9/26/13	—	(321,246)
Malaysian Ringgit	HSBK	Buy	10,963,000	3,516,600		9/26/13	—	(200,056)
Malaysian Ringgit	DBAB	Buy	10,571,500	3,367,889		9/26/13	—	(169,783)
South Korean Won	HSBK	Buy	3,301,000,000	2,906,322		9/26/13	60,849	—
Indian Rupee	DBAB	Buy	1,172,249,200	19,497,070		9/27/13	—	(2,116,597)
Indian Rupee	HSBK	Buy	216,500,000	3,554,786		9/27/13	—	(344,827)
Indian Rupee	JPHQ	Buy	118,354,500	1,972,403		9/27/13	—	(217,608)
Japanese Yen	JPHQ	Sell	241,286,602	2,868,106		9/27/13	409,081	—
Euro	DBAB	Sell	770,715	995,764		9/30/13	—	(23,068)
Indian Rupee	DBAB	Buy	829,622,700	13,625,210		9/30/13	—	(1,337,720)
Indian Rupee	JPHQ	Buy	6,358,500	98,429		9/30/13	—	(4,253)
Japanese Yen	JPHQ	Sell	14,763,000	190,632		9/30/13	40,175	—
Norwegian Krone	DBAB	Buy	10,930,000	1,441,002	EUR	9/30/13	—	(120,866)
Philippine Peso	HSBK	Buy	65,100,000	1,552,291		9/30/13	—	(92,181)
Swedish Krona	DBAB	Buy	23,918,125	2,777,141	EUR	9/30/13	—	(62,695)
Indian Rupee	DBAB	Buy	136,067,550	2,263,680		10/03/13	—	(250,420)
Indian Rupee	CITI	Buy	42,565,000	707,072		10/03/13	—	(77,278)
Malaysian Ringgit	DBAB	Buy	19,420,800	6,221,824		10/03/13	—	(349,131)
Philippine Peso	HSBK	Buy	52,100,000	1,249,071		10/03/13	—	(80,586)
Indian Rupee	HSBK	Buy	1,432,000	20,920		10/04/13	260	—
Philippine Peso	DBAB	Buy	36,272,000	867,751		10/04/13	—	(54,265)
Philippine Peso	HSBK	Buy	29,096,000	697,512		10/04/13	—	(44,964)
Euro	DBAB	Sell	2,719,240	3,525,077		10/07/13	—	(69,674)
Euro	UBSW	Sell	1,950,000	2,525,504		10/07/13	—	(52,336)
Indian Rupee	HSBK	Buy	141,600,000	2,319,410		10/07/13	—	(227,098)
Indian Rupee	JPHQ	Buy	20,335,000	332,758		10/07/13	—	(32,284)

38 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Contract Amount*		Date	Appreciation	Depreciation
Indian Rupee	DBAB	Buy	1,239,000	20,268		10/07/13	$—	$(1,960)
Philippine Peso	HSBK	Buy	43,378,000	1,043,016		10/07/13	—	(70,204)
Indian Rupee	DBAB	Buy	23,321,000	386,750		10/08/13	—	(42,269)
Euro	DBAB	Sell	32,410,000	42,484,000		10/09/13	—	(361,371)
Euro	UBSW	Sell	645,000	842,886		10/09/13	—	(9,791)
Euro	UBSW	Sell	643,000	834,518		10/11/13	—	(15,523)
Mexican Peso	DBAB	Buy	814,798,000	61,292,963		10/11/13	—	(530,446)
Philippine Peso	HSBK	Buy	25,020,000	602,007		10/11/13	—	(40,932)
Philippine Peso	JPHQ	Buy	14,213,000	342,144		10/11/13	—	(23,417)
South Korean Won	JPHQ	Buy	22,871,824,720	19,935,348		10/11/13	605,077	—
Chilean Peso	MSCO	Buy	3,165,540,000	6,369,296		10/15/13	—	(217,647)
Euro	DBAB	Sell	10,678,448	13,864,896		10/15/13	—	(252,147)
Indian Rupee	DBAB	Buy	911,000	14,893		10/15/13	—	(1,468)
Philippine Peso	DBAB	Buy	8,482,000	203,801		10/16/13	—	(13,606)
Euro	HSBK	Sell	512,000	665,600		10/17/13	—	(11,276)
Indian Rupee	DBAB	Buy	1,953,000	31,974		10/17/13	—	(3,212)
Philippine Peso	HSBK	Buy	64,790,000	1,564,825		10/17/13	—	(112,036)
Australian Dollar	DBAB	Buy	13,288,244	13,579,257		10/18/13	—	(1,788,309)
Euro	DBAB	Sell	4,903,000	6,413,614		10/18/13	—	(68,294)
Indian Rupee	JPHQ	Buy	1,288,000	21,281		10/18/13	—	(2,319)
Japanese Yen	JPHQ	Sell	3,423,100,000	38,890,268		10/18/13	4,000,368	—
Malaysian Ringgit	JPHQ	Buy	2,166,000	697,248		10/18/13	—	(42,910)
Singapore Dollar	JPHQ	Buy	5,820,000	4,703,030		10/21/13	—	(141,192)
Swedish Krona	BZWS	Buy	87,396,350	9,977,550	EUR	10/21/13	—	(12,127)
Indian Rupee	JPHQ	Buy	2,423,000	39,785		10/22/13	—	(4,161)
Indian Rupee	DBAB	Buy	451,000	7,405		10/22/13	—	(775)
Japanese Yen	BZWS	Sell	271,100,000	2,760,692		10/22/13	—	(2,553)
Japanese Yen	BZWS	Sell	744,510,000	7,605,321		10/22/13	16,742	—
Malaysian Ringgit	HSBK	Buy	1,407,000	456,789		10/22/13	—	(31,852)
Australian Dollar	CITI	Buy	4,570,678	4,655,510		10/23/13	—	(601,263)
Malaysian Ringgit	DBAB	Buy	968,000	312,208		10/23/13	—	(19,875)
Malaysian Ringgit	HSBK	Buy	645,008	208,000		10/24/13	—	(13,223)
Euro	BZWS	Sell	1,165,345	1,520,099		10/25/13	—	(20,565)
Chilean Peso	CITI	Buy	178,639,000	367,117		10/28/13	—	(20,569)
Chilean Peso	DBAB	Buy	2,211,366,000	4,381,545		10/29/13	—	(92,212)
Chilean Peso	BZWS	Buy	1,124,481,000	2,232,885		10/29/13	—	(51,756)
Euro	UBSW	Sell	4,280,000	5,579,194		10/29/13	—	(79,347)
Euro	DBAB	Sell	2,310,730	3,010,188		10/29/13	—	(44,803)
Indian Rupee	HSBK	Buy	52,129,000	866,340		10/29/13	—	(101,705)
Chilean Peso	MSCO	Buy	99,995,800	204,616		10/30/13	—	(10,689)
Swedish Krona	BZWS	Buy	87,076,300	9,928,769	EUR	10/30/13	786	—
Euro	DBAB	Sell	6,331,805	8,194,781		10/31/13	—	(176,496)
Malaysian Ringgit	JPHQ	Buy	1,774,000	572,942		10/31/13	—	(37,475)
Norwegian Krone	BZWS	Buy	54,931,000	7,149,681	EUR	10/31/13	—	(497,490)

Annual Report | 39

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Contract Amount*		Date	Appreciation	Depreciation
Euro	DBAB	Sell	739,956	965,631		11/04/13	$—	$(12,679)
Norwegian Krone	DBAB	Buy	18,700,000	2,436,482	EUR	11/04/13	—	(173,198)
Norwegian Krone	MSCO	Buy	8,300,000	1,081,772	EUR	11/04/13	—	(77,321)
Euro	BZWS	Sell	2,833,959	3,689,276		11/05/13	—	(57,573)
Euro	DBAB	Sell	519,000	675,754		11/05/13	—	(10,430)
Japanese Yen	BZWS	Sell	619,000,000	7,787,143		11/05/13	1,477,377	—
Japanese Yen	CITI	Sell	619,900,000	7,797,288		11/05/13	1,478,348	—
Japanese Yen	UBSW	Sell	1,239,900,000	15,586,032		11/05/13	2,947,133	—
Norwegian Krone	MSCO	Buy	67,400,000	8,993,262	EUR	11/05/13	—	(904,324)
Norwegian Krone	DBAB	Buy	7,100,000	947,931	EUR	11/05/13	—	(96,015)
Indian Rupee	HSBK	Buy	66,000,000	1,060,693		11/06/13	—	(94,674)
Indian Rupee	JPHQ	Buy	22,900,000	368,265		11/06/13	—	(33,086)
Indian Rupee	HSBK	Buy	28,500,000	457,964		11/07/13	—	(40,931)
Euro	DBAB	Sell	6,596,000	8,485,777		11/08/13	—	(235,067)
Indian Rupee	HSBK	Buy	47,340,000	752,199		11/08/13	—	(59,672)
Indian Rupee	DBAB	Buy	38,106,125	605,287		11/08/13	—	(47,840)
Japanese Yen	CITI	Sell	207,713,767	2,600,583		11/08/13	483,224	—
Norwegian Krone	UBSW	Buy	35,137,100	4,712,910	EUR	11/08/13	—	(504,554)
Euro	JPHQ	Sell	8,837,922	11,316,738		11/12/13	—	(368,427)
Indian Rupee	DBAB	Buy	55,085,000	875,560		11/12/13	—	(70,597)
Indian Rupee	HSBK	Buy	244,000	3,526		11/12/13	40	—
Japanese Yen	CITI	Sell	2,754,211,400	34,601,211		11/12/13	6,525,203	—
Japanese Yen	HSBK	Sell	85,634,000	917,343		11/12/13	44,404	—
Mexican Peso	CITI	Buy	21,221,000	1,637,107		11/12/13	—	(58,997)
Indian Rupee	HSBK	Buy	620,000	9,112		11/13/13	—	(305)
Japanese Yen	JPHQ	Sell	2,417,114,000	30,655,226		11/13/13	6,015,412	—
Japanese Yen	DBAB	Sell	2,783,555,000	35,155,662		11/13/13	6,780,386	—
Japanese Yen	CITI	Sell	2,747,751,000	34,601,206		11/13/13	6,590,913	—
Euro	DBAB	Sell	2,100,000	2,757,720		11/14/13	—	(18,842)
Chilean Peso	MSCO	Buy	30,083,099,400	59,468,838		11/15/13	—	(1,283,651)
Euro	DBAB	Sell	10,012,106	12,781,655		11/15/13	—	(456,129)
Euro	MSCO	Sell	6,632,830	8,462,330		11/15/13	—	(307,450)
Japanese Yen	UBSW	Sell	206,868,600	2,613,958		11/15/13	505,139	—
Japanese Yen	CITI	Sell	266,734,000	3,372,218		11/15/13	653,131	—
Japanese Yen	MSCO	Sell	13,000,000	164,339		11/15/13	31,817	—
Chilean Peso	CITI	Buy	25,880,400,000	51,076,377		11/18/13	—	(1,044,995)
Indian Rupee	DBAB	Buy	874,775,000	13,918,924		11/18/13	—	(1,156,500)
Indian Rupee	JPHQ	Buy	253,960,000	4,039,813		11/18/13	—	(334,621)
Euro	DBAB	Sell	9,892,999	12,709,932		11/19/13	—	(370,578)
Japanese Yen	CITI	Sell	121,737,000	1,507,747		11/19/13	266,734	—
Japanese Yen	DBAB	Sell	98,350,000	1,213,501		11/19/13	210,900	—
Malaysian Ringgit	JPHQ	Buy	35,805,300	11,486,734		11/19/13	—	(691,487)
Malaysian Ringgit	DBAB	Buy	3,178,320	1,020,000		11/19/13	—	(61,741)
Swedish Krona	DBAB	Buy	328,300,000	37,570,237	EUR	11/19/13	—	(202,441)

40 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Contract Amount*		Date	Appreciation	Depreciation
Euro	JPHQ	Sell	9,766,310	12,467,818		11/20/13	$—	$(445,234)
Euro	UBSW	Sell	8,678,696	11,109,599		11/20/13	—	(365,406)
Euro	DBAB	Sell	7,368,000	9,433,987		11/20/13	—	(308,010)
Indian Rupee	DBAB	Buy	870,504,000	13,736,955		11/20/13	—	(1,043,384)
Indian Rupee	JPHQ	Buy	36,649,700	578,989		11/20/13	—	(44,568)
Indian Rupee	HSBK	Buy	34,619,025	546,563		11/20/13	—	(41,753)
Japanese Yen	JPHQ	Sell	49,112,000	608,556		11/20/13	107,896	—
Japanese Yen	UBSW	Sell	39,232,000	485,857		11/20/13	85,916	—
Japanese Yen	HSBK	Sell	25,664,000	317,746		11/20/13	56,120	—
Japanese Yen	CITI	Sell	136,747,000	1,690,489		11/20/13	296,454	—
Malaysian Ringgit	HSBK	Buy	8,066,000	2,584,246		11/20/13	—	(152,504)
Brazilian Real	HSBK	Buy	91,050,000	36,474,712		11/26/13	992,649	—
Indian Rupee	DBAB	Buy	426,079,000	6,542,932		11/26/13	—	(339,855)
Euro	DBAB	Sell	7,361,600	9,550,102		11/29/13	—	(183,778)
Indian Rupee	HSBK	Buy	265,181,500	4,050,680		11/29/13	—	(192,853)
Indian Rupee	JPHQ	Buy	34,657,000	531,993		11/29/13	—	(27,807)
Indian Rupee	DBAB	Buy	39,167,000	583,450		11/29/13	—	(13,653)
Euro	DBAB	Sell	7,610,000	9,923,098		12/03/13	—	(139,381)
Euro	UBSW	Sell	425,000	554,094		12/03/13	—	(7,871)
Indian Rupee	CITI	Buy	42,980,000	613,825		12/03/13	10,950	—
Indian Rupee	JPHQ	Buy	46,700,000	700,465		12/04/13	—	(21,748)
Chilean Peso	DBAB	Buy	87,440,000	173,837		12/05/13	—	(5,231)
Chilean Peso	DBAB	Buy	166,450,000	331,640		12/06/13	—	(10,723)
Euro	UBSW	Sell	3,227,500	4,237,062		12/09/13	—	(30,663)
Euro	HSBK	Sell	7,767	10,216		12/09/13	—	(54)
Euro	DBAB	Sell	183,617	241,035		12/10/13	—	(1,764)
Singapore Dollar	DBAB	Buy	9,810,000	8,055,510		12/10/13	—	(365,814)
Australian Dollar	DBAB	Buy	937,000	886,871		12/11/13	—	(58,261)
Singapore Dollar	GSCO	Buy	5,725,000	4,602,090		12/11/13	—	(114,460)
Australian Dollar	DBAB	Buy	521,000	533,738		12/13/13	—	(73,064)
Euro	JPHQ	Sell	455,000	593,918		12/13/13	—	(7,737)
Malaysian Ringgit	DBAB	Buy	8,400,000	2,647,754		12/13/13	—	(118,687)
Polish Zloty	DBAB	Buy	15,880,000	3,765,800	EUR	12/13/13	—	(96,836)
Singapore Dollar	DBAB	Buy	9,800,000	7,775,309		12/13/13	—	(93,380)
Mexican Peso	CITI	Buy	197,663,500	15,131,207		12/16/13	—	(474,375)
Swedish Krona	MSCO	Buy	35,702,800	4,074,081	EUR	12/16/13	—	(10,398)
Swedish Krona	UBSW	Buy	4,627,500	524,125	EUR	12/17/13	3,822	—
Euro	DBAB	Sell	552,375	729,522		12/18/13	—	(909)
Indian Rupee	JPHQ	Buy	1,312,000	18,791		12/18/13	224	—
Swedish Krona	UBSW	Buy	4,627,500	520,962	EUR	12/18/13	7,985	—
Malaysian Ringgit	HSBK	Buy	6,027,114	1,940,000		12/20/13	—	(126,082)
Mexican Peso	CITI	Buy	94,764,220	7,074,861		12/23/13	—	(52,225)
Singapore Dollar	DBAB	Buy	8,718,400	6,941,401		12/23/13	—	(107,095)
Malaysian Ringgit	JPHQ	Buy	3,824,153	1,186,078		12/31/13	—	(35,882)

Annual Report | 41

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Contract Amount*		Date	Appreciation	Depreciation
Norwegian Krone	MSCO	Buy	38,723,632	4,887,006	EUR	1/02/14	$—	$(164,065)
Philippine Peso	DBAB	Buy	166,689,800	3,873,948		1/02/14	—	(141,855)
Euro	DBAB	Sell	95,558	126,672		1/03/14	303	—
Philippine Peso	DBAB	Buy	73,175,950	1,693,613		1/03/14	—	(55,285)
Chilean Peso	DBAB	Buy	214,571,000	434,354		1/07/14	—	(22,312)
Euro	DBAB	Sell	22,892,843	30,085,774		1/07/14	—	(188,757)
Japanese Yen	DBAB	Sell	95,091,000	1,098,315		1/07/14	128,578	—
Chilean Peso	DBAB	Buy	125,650,000	254,249		1/08/14	—	(12,993)
Malaysian Ringgit	DBAB	Buy	12,301,000	3,976,659		1/08/14	—	(278,550)
Euro	DBAB	Sell	22,540	30,070		1/09/14	262	—
Chilean Peso	DBAB	Buy	176,530,000	358,509		1/10/14	—	(19,644)
Japanese Yen	CITI	Sell	83,690,000	959,209		1/10/14	105,718	—
Japanese Yen	HSBK	Sell	276,930,000	3,175,803		1/10/14	351,605	—
Mexican Peso	CITI	Buy	227,337,200	17,387,166		1/10/14	—	(565,704)
Chilean Peso	MSCO	Buy	198,000,000	402,316		1/13/14	—	(22,380)
Euro	UBSW	Sell	1,738,694	2,276,206		1/13/14	—	(23,174)
Japanese Yen	UBSW	Sell	251,020,000	2,870,564		1/14/14	310,519	—
Japanese Yen	HSBK	Sell	218,790,000	2,491,913		1/15/14	260,551	—
Euro	DBAB	Sell	186,978	250,695		1/16/14	3,418	—
Japanese Yen	DBAB	Sell	83,940,000	946,080		1/16/14	89,998	—
Japanese Yen	UBSW	Sell	240,140,000	2,705,772		1/16/14	256,649	—
Malaysian Ringgit	JPHQ	Buy	496,000	161,643		1/16/14	—	(12,595)
Japanese Yen	HSBK	Sell	126,059,100	1,430,052		1/17/14	144,399	—
Japanese Yen	JPHQ	Sell	3,624,710,000	40,937,100		1/17/14	3,969,348	—
Japanese Yen	DBAB	Sell	1,995,960,000	22,515,466		1/17/14	2,159,036	—
Euro	BZWS	Sell	8,655,000	11,375,699		1/21/14	—	(70,669)
Malaysian Ringgit	HSBK	Buy	1,124,388	363,727		1/23/14	—	(25,984)
Euro	DBAB	Sell	23,329,245	31,152,707		1/24/14	299,078	—
Euro	BZWS	Sell	3,358,633	4,445,034		1/27/14	3,090	—
Japanese Yen	UBSW	Sell	183,530,000	2,080,367		1/27/14	208,427	—
Euro	CITI	Sell	137,500	184,040		1/28/14	2,189	—
Japanese Yen	HSBK	Sell	225,900,265	2,524,025		1/28/14	219,904	—
Japanese Yen	DBAB	Sell	174,474,569	1,948,348		1/28/14	168,755	—
Chilean Peso	DBAB	Buy	131,720,000	268,460		1/29/14	—	(16,210)
Chilean Peso	JPHQ	Buy	440,000,000	894,309		1/30/14	—	(51,793)
Euro	DBAB	Sell	535,750	732,960		1/30/14	24,398	—
Swedish Krona	UBSW	Buy	25,173,000	2,884,827	EUR	1/30/14	—	(28,224)
Swedish Krona	DBAB	Buy	9,800,000	1,125,053	EUR	1/30/14	—	(13,597)
Chilean Peso	JPHQ	Buy	638,000,000	1,293,593		1/31/14	—	(72,096)
Chilean Peso	DBAB	Buy	263,440,000	535,175		1/31/14	—	(30,800)
Euro	DBAB	Sell	1,377,956	1,858,903		1/31/14	36,467	—
Uraguyan Peso	CITI	Buy	607,800,000	30,000,000		1/31/14	—	(3,761,260)
Chilean Peso	DBAB	Buy	245,840,000	497,753		2/03/14	—	(27,250)
Euro	UBSW	Sell	2,559,000	3,470,388		2/03/14	85,905	—

42 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Contract Amount*		Date	Appreciation	Depreciation
Chilean Peso	DBAB	Buy	372,800,000	757,955		2/04/14	$—	$(44,557)
Malaysian Ringgit	DBAB	Buy	4,886,300	1,547,277		2/05/14	—	(80,617)
Chilean Peso	DBAB	Buy	180,800,000	367,181		2/06/14	—	(21,285)
Euro	DBAB	Sell	1,930,000	2,600,289		2/06/14	47,681	—
Singapore Dollar	DBAB	Buy	21,298,765	16,699,151		2/06/14	—	(838)
Chilean Peso	DBAB	Buy	386,110,000	782,646		2/07/14	—	(44,055)
Singapore Dollar	HSBK	Buy	5,044,000	4,077,278		2/07/14	—	(122,750)
Singapore Dollar	DBAB	Buy	5,045,000	3,962,644		2/07/14	—	(7,332)
Chilean Peso	BZWS	Buy	265,850,000	503,313		2/10/14	5,043	—
Japanese Yen	CITI	Sell	618,845,000	6,281,925		2/10/14	—	(30,792)
Mexican Peso	CITI	Buy	96,099,000	7,461,055		2/10/14	—	(368,977)
Polish Zloty	DBAB	Buy	59,680,407	14,013,155	EUR	2/10/14	—	(247,220)
Swedish Krona	UBSW	Buy	50,100,000	5,709,272	EUR	2/10/14	—	(15,837)
Chilean Peso	BZWS	Buy	169,400,000	343,471		2/11/14	—	(19,586)
Euro	BZWS	Sell	344,000	464,778		2/11/14	9,797	—
Euro	DBAB	Sell	677,000	908,487		2/11/14	13,073	—
Mexican Peso	CITI	Buy	27,600,000	2,111,706		2/11/14	—	(75,006)
Singapore Dollar	HSBK	Buy	9,308,900	7,255,007		2/11/14	43,319	—
Chilean Peso	DBAB	Buy	100,600,000	203,685		2/12/14	—	(11,366)
Japanese Yen	HSBK	Sell	2,845,000,000	30,587,451		2/12/14	1,565,692	—
Japanese Yen	JPHQ	Sell	2,843,509,000	30,587,502		2/12/14	1,580,953	—
Japanese Yen	GSCO	Sell	233,392,000	2,514,458		2/12/14	133,633	—
Malaysian Ringgit	DBAB	Buy	23,459,000	7,196,454		2/12/14	—	(157,850)
Mexican Peso	MSCO	Buy	104,174,000	7,989,825		2/12/14	—	(303,113)
Singapore Dollar	BZWS	Buy	22,731,726	17,915,925		2/12/14	—	(93,834)
South Korean Won	DBAB	Buy	4,814,000,000	4,288,641		2/12/14	8,018	—
Euro	UBSW	Sell	1,757,000	2,356,664		2/13/14	32,803	—
Japanese Yen	CITI	Sell	3,768,690,000	40,783,378		2/13/14	2,338,773	—
Japanese Yen	JPHQ	Sell	1,887,190,000	20,391,693		2/13/14	1,140,368	—
Mexican Peso	CITI	Buy	56,273,000	4,259,073		2/13/14	—	(107,194)
South Korean Won	HSBK	Buy	4,771,000,000	4,255,072		2/13/14	3,014	—
Chilean Peso	MSCO	Buy	298,320,000	603,459		2/14/14	—	(33,297)
Chilean Peso	DBAB	Buy	111,050,000	225,267		2/14/14	—	(13,024)
Malaysian Ringgit	HSBK	Buy	63,130,000	20,000,000		2/14/14	—	(1,060,716)
Mexican Peso	MSCO	Buy	26,913,640	2,043,091		2/14/14	—	(57,543)
Singapore Dollar	DBAB	Buy	4,645,000	3,693,690		2/14/14	—	(51,902)
Chilean Peso	DBAB	Buy	99,300,000	201,408		2/18/14	—	(11,716)
Japanese Yen	JPHQ	Sell	1,935,480,000	20,900,663		2/18/14	1,155,928	—
Japanese Yen	GSCO	Sell	25,457,570	273,502		2/18/14	13,797	—
Malaysian Ringgit	HSBK	Buy	141,862,500	45,000,000		2/18/14	—	(2,450,256)
Malaysian Ringgit	HSBK	Buy	52,705,887	15,630,453		2/18/14	177,967	—
Singapore Dollar	HSBK	Buy	3,202,500	2,533,623		2/18/14	—	(22,758)
Euro	JPHQ	Sell	164,000	219,183		2/19/14	2,266	—
Japanese Yen	GSCO	Sell	1,890,240,000	20,391,708		2/19/14	1,108,331	—

Annual Report | 43

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Contract Amount*		Date	Appreciation	Depreciation
Japanese Yen	CITI	Sell	1,882,140,000	20,391,881		2/19/14	$1,191,136	$—
Malaysian Ringgit	JPHQ	Buy	56,781,900	18,000,000		2/19/14	—	(970,000)
Euro	BZWS	Sell	8,514,000	11,364,828		2/20/14	103,658	—
Malaysian Ringgit	JPHQ	Buy	62,506,620	19,800,000		2/20/14	—	(1,054,106)
Chilean Peso	JPHQ	Buy	121,600,000	247,154		2/21/14	—	(14,949)
Euro	DBAB	Sell	40,108,000	53,588,299		2/21/14	538,650	—
Malaysian Ringgit	JPHQ	Buy	22,741,920	7,200,000		2/21/14	—	(380,027)
Chilean Peso	JPHQ	Buy	206,400,000	418,704		2/24/14	—	(24,713)
Chilean Peso	MSCO	Buy	146,640,000	296,632		2/24/14	—	(16,715)
Japanese Yen	HSBK	Sell	199,040,000	2,129,909		2/24/14	99,310	—
Malaysian Ringgit	JPHQ	Buy	115,828,650	36,750,000		2/24/14	—	(2,020,564)
Chilean Peso	DBAB	Buy	108,310,000	218,985		2/25/14	—	(12,261)
Japanese Yen	BZWS	Sell	943,870,000	10,195,843		2/25/14	566,437	—
Japanese Yen	JPHQ	Sell	199,200,000	2,148,809		2/25/14	116,562	—
Malaysian Ringgit	DBAB	Buy	3,552,000	1,123,198		2/25/14	—	(58,245)
Chilean Peso	MSCO	Buy	317,000,000	640,857		2/26/14	—	(35,895)
Chilean Peso	DBAB	Buy	73,590,000	148,667		2/26/14	—	(8,228)
Japanese Yen	UBSW	Sell	90,565,000	919,815		2/26/14	—	(4,141)
Singapore Dollar	BZWS	Buy	7,817,000	6,101,788		2/26/14	27,150	—
Chilean Peso	DBAB	Buy	91,000,000	183,987		2/27/14	—	(10,340)
Euro	DBAB	Sell	1,816,250	2,371,114		2/27/14	—	(31,240)
Euro	BZWS	Sell	1,267,962	1,693,689		2/27/14	16,555	—
Japanese Yen	DBAB	Sell	2,461,820,000	26,894,996		2/27/14	1,778,928	—
Japanese Yen	BZWS	Sell	1,924,820,000	20,807,251		2/27/14	1,169,784	—
Malaysian Ringgit	HSBK	Buy	13,536,800	4,034,814		2/27/14	23,279	—
Polish Zloty	DBAB	Buy	37,383,002	8,755,417	EUR	2/27/14	—	(137,658)
Singapore Dollar	DBAB	Buy	6,972,000	5,451,986		2/27/14	14,435	—
South Korean Won	JPHQ	Buy	27,147,200,000	23,899,287		2/27/14	314,289	—
Chilean Peso	JPHQ	Buy	237,800,000	480,744		2/28/14	—	(27,017)
Chilean Peso	DBAB	Buy	91,000,000	183,734		2/28/14	—	(10,105)
Euro	JPHQ	Sell	20,456,395	26,891,465		2/28/14	—	(166,324)
Euro	UBSW	Sell	1,034,213	1,385,080		2/28/14	17,121	—
Japanese Yen	BZWS	Sell	3,288,665,160	36,000,000		2/28/14	2,447,914	—
Mexican Peso	MSCO	Buy	13,563,500	1,019,965		2/28/14	—	(20,510)
Mexican Peso	CITI	Buy	38,200,000	2,823,982		2/28/14	—	(9,134)
Polish Zloty	DBAB	Buy	33,984,080	7,910,633	EUR	2/28/14	—	(61,370)
Singapore Dollar	DBAB	Buy	2,681,000	2,166,115		2/28/14	—	(64,064)
Singapore Dollar	DBAB	Buy	2,681,000	2,090,774		2/28/14	11,276	—
Singapore Dollar	BZWS	Buy	48,715,265	38,005,356		2/28/14	190,080	—
South Korean Won	JPHQ	Buy	15,715,700,000	14,219,779		2/28/14	—	(202,826)
Swedish Krona	UBSW	Buy	40,172,000	4,599,529	EUR	2/28/14	—	(44,287)
Uraguyan Peso	CITI	Buy	45,000,000	2,194,052		2/28/14	—	(263,568)
Chilean Peso	DBAB	Buy	39,500,000	79,806		3/03/14	—	(4,462)
Euro	DBAB	Sell	4,886,000	6,428,755		3/03/14	—	(34,063)

44 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Contract Amount*		Date	Appreciation	Depreciation
Japanese Yen	JPHQ	Sell	284,200,000	3,125,275		3/03/14	$225,679	$—
Polish Zloty	DBAB	Buy	14,078,000	3,248,569	EUR	3/03/14	11,342	—
Japanese Yen	UBSW	Sell	316,900,000	3,447,188		3/04/14	213,932	—
Japanese Yen	HSBK	Sell	284,000,000	3,119,165		3/04/14	221,580	—
South Korean Won	JPHQ	Buy	10,406,210,000	9,438,739		3/04/14	—	(158,559)
Chilean Peso	BZWS	Buy	329,100,000	664,513		3/05/14	—	(36,893)
Chilean Peso	DBAB	Buy	39,500,000	79,589		3/05/14	—	(4,259)
Euro	DBAB	Sell	4,049,000	5,273,823		3/05/14	—	(81,921)
Polish Zloty	DBAB	Buy	18,098,270	4,240,457	EUR	3/05/14	—	(71,048)
Euro	BZWS	Sell	6,958,929	9,105,341		3/07/14	—	(99,533)
Japanese Yen	BZWS	Sell	2,532,491,700	25,543,853		3/07/14	—	(295,371)
Japanese Yen	MSCO	Sell	91,664,560	988,553		3/07/14	53,292	—
Chilean Peso	MSCO	Buy	222,700,000	449,899		3/10/14	—	(25,401)
Euro	CITI	Sell	15,709,005	20,523,030		3/10/14	—	(256,198)
Euro	BZWS	Sell	3,300,631	4,299,864		3/10/14	—	(66,075)
Euro	MSCO	Sell	1,211,000	1,582,474		3/10/14	—	(19,387)
Euro	HSBK	Sell	427,000	557,235		3/10/14	—	(7,583)
Ghana Cedi	BZWS	Buy	3,180,000	1,350,318		3/10/14	1,810	—
Polish Zloty	DBAB	Buy	230,476,746	53,887,479	EUR	3/10/14	—	(777,478)
Malaysian Ringgit	HSBK	Buy	124,263,688	39,214,746		3/11/14	—	(1,989,994)
Singapore Dollar	CITI	Buy	47,913,020	38,494,557		3/11/14	—	(927,495)
Singapore Dollar	GSCO	Buy	5,725,000	4,592,860		3/11/14	—	(104,071)
Euro	DBAB	Sell	4,002,875	5,215,346		3/12/14	—	(79,536)
Malaysian Ringgit	JPHQ	Buy	31,579,530	9,971,748		3/12/14	—	(512,280)
Polish Zloty	DBAB	Buy	12,599,020	2,961,897	EUR	3/12/14	—	(64,348)
South Korean Won	HSBK	Buy	11,313,150,000	10,207,660		3/12/14	—	(121,280)
Euro	DBAB	Sell	37,200,000	48,725,676		3/14/14	—	(481,751)
Euro	JPHQ	Sell	26,500,000	34,663,988		3/14/14	—	(389,691)
Japanese Yen	CITI	Sell	9,546,876,430	99,260,000		3/14/14	1,845,336	—
Malaysian Ringgit	DBAB	Buy	563,206,240	178,000,000		3/14/14	—	(9,315,389)
Mexican Peso	CITI	Buy	53,831,500	4,089,514		3/14/14	—	(127,719)
Polish Zloty	JPHQ	Buy	352,645,568	82,610,000	EUR	3/14/14	—	(1,427,253)
Polish Zloty	DBAB	Buy	7,949,300	1,861,227	EUR	3/14/14	—	(30,904)
Singapore Dollar	HSBK	Buy	8,971,900	7,193,634		3/14/14	—	(159,023)
Swedish Krona	DBAB	Buy	691,813,920	82,400,000	EUR	3/14/14	—	(5,027,241)
Euro	DBAB	Sell	38,590,000	50,238,392		3/17/14	—	(808,318)
Euro	JPHQ	Sell	27,462,000	35,627,139		3/17/14	—	(699,493)
Euro	BZWS	Sell	1,054,943	1,372,766		3/17/14	—	(22,709)
Japanese Yen	CITI	Sell	241,795,083	2,525,671		3/17/14	58,359	—
Japanese Yen	BZWS	Sell	8,582,643,860	89,740,000		3/17/14	2,161,467	—
Polish Zloty	JPHQ	Buy	365,237,029	85,614,000	EUR	3/17/14	—	(1,571,970)
Polish Zloty	DBAB	Buy	22,045,960	5,169,405	EUR	3/17/14	—	(97,113)
Polish Zloty	BZWS	Buy	7,593,347	1,780,595	EUR	3/17/14	—	(33,559)
Swedish Krona	DBAB	Buy	679,124,250	81,000,000	EUR	3/17/14	—	(5,091,877)

Annual Report | 45

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Contract Amount*		Date	Appreciation	Depreciation
Euro	CITI	Sell	113,350,770	147,917,240		3/18/14	$—	$(2,023,344)
Euro	DBAB	Sell	2,334,000	3,036,651		3/18/14	—	(50,768)
Malaysian Ringgit	DBAB	Buy	41,150,164	12,361,119		3/18/14	60,952	—
Singapore Dollar	DBAB	Buy	7,150,000	5,729,167		3/18/14	—	(123,021)
Hungary Forint	DBAB	Buy	5,376,462,700	17,026,111	EUR	3/19/14	665,143	—
Hungary Forint	JPHQ	Buy	1,611,347,720	5,107,833	EUR	3/19/14	192,681	—
Malaysian Ringgit	DBAB	Buy	58,684,300	18,486,155		3/19/14	—	(915,120)
Malaysian Ringgit	HSBK	Buy	51,780,000	16,302,500		3/19/14	—	(798,724)
Philippine Peso	HSBK	Buy	56,180,000	1,255,700		3/19/14	2,003	—
Polish Zloty	DBAB	Buy	8,845,690	2,070,378	EUR	3/19/14	—	(34,309)
Singapore Dollar	HSBK	Buy	9,257,000	7,420,143		3/19/14	—	(161,938)
Singapore Dollar	DBAB	Buy	8,097,700	6,348,946		3/19/14	—	(15,255)
Singapore Dollar	JPHQ	Buy	5,777,000	4,508,913		3/19/14	20,702	—
South Korean Won	CITI	Buy	35,659,300,000	31,584,854		3/19/14	200,467	—
Euro	DBAB	Sell	4,500,000	5,839,370		3/20/14	—	(113,285)
Hungary Forint	JPHQ	Buy	2,695,829,000	8,513,055	EUR	3/20/14	364,417	—
Chilean Peso	JPHQ	Buy	122,700,000	248,129		3/21/14	—	(14,499)
Euro	DBAB	Sell	11,411,000	14,816,570		3/21/14	—	(278,103)
Euro	BZWS	Sell	762,348	989,985		3/21/14	—	(18,462)
Hungary Forint	JPHQ	Buy	2,681,357,000	8,513,055	EUR	3/21/14	301,088	—
Malaysian Ringgit	HSBK	Buy	11,185,200	3,519,461		3/21/14	—	(170,839)
Polish Zloty	BZWS	Buy	10,009,200	2,344,075	EUR	3/21/14	—	(41,036)
Swedish Krona	BZWS	Buy	32,000,000	3,795,562	EUR	3/21/14	—	(212,584)
Malaysian Ringgit	HSBK	Buy	7,500,000	2,353,089		3/24/14	—	(108,152)
Mexican Peso	CITI	Buy	157,237,800	11,532,433		3/24/14	29,487	—
Japanese Yen	BZWS	Sell	735,719,080	7,756,659		3/25/14	248,651	—
Euro	CITI	Sell	1,573,442	2,046,576		3/26/14	—	(34,843)
Euro	DBAB	Sell	543,750	706,467		3/26/14	—	(12,829)
Malaysian Ringgit	DBAB	Buy	7,644,500	2,408,627		3/26/14	—	(120,717)
Malaysian Ringgit	HSBK	Buy	7,284,000	2,293,884		3/26/14	—	(113,868)
Polish Zloty	DBAB	Buy	5,265,800	1,225,232	EUR	3/26/14	—	(11,561)
Serbian Dinar	DBAB	Buy	904,845,548	7,487,344	EUR	3/28/14	79,509	—
Euro	DBAB	Sell	369,873	476,922		3/31/14	—	(12,373)
Norwegian Krone	MSCO	Buy	14,659,688	1,914,797	EUR	3/31/14	—	(156,236)
Polish Zloty	DBAB	Buy	313,000	72,877	EUR	3/31/14	—	(783)
Uraguyan Peso	CITI	Buy	67,900,000	3,288,136		3/31/14	—	(394,916)
Euro	DBAB	Sell	1,124,643	1,445,335		4/03/14	—	(42,441)
Polish Zloty	DBAB	Buy	14,796,480	3,441,442	EUR	4/04/14	—	(33,337)
Euro	BZWS	Sell	1,763,676	2,269,939		4/07/14	—	(63,242)
Euro	HSBK	Sell	2,107,000	2,753,575		4/10/14	—	(33,826)
Euro	DBAB	Sell	1,845,167	2,421,576		4/10/14	—	(19,440)
Euro	DBAB	Sell	5,047,127	6,605,427		4/11/14	—	(71,566)
Euro	UBSW	Sell	1,054,000	1,379,950		4/11/14	—	(14,418)
Chilean Peso	MSCO	Buy	195,220,000	399,100		4/14/14	—	(28,262)

46 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Contract Amount*		Date	Appreciation	Depreciation
Euro	JPHQ	Sell	3,371,000	4,418,346		4/14/14	$—	$(41,304)
Euro	DBAB	Sell	82,000	107,863		4/15/14	—	(619)
South Korean Won	JPHQ	Buy	11,328,005,920	9,907,299		4/15/14	181,266	—
Euro	HSBK	Sell	3,919,180	5,129,932		4/16/14	—	(54,972)
Chilean Peso	MSCO	Buy	174,920,000	355,131		4/21/14	—	(23,083)
Japanese Yen	BZWS	Sell	813,310,000	8,360,807		4/21/14	58,655	—
Japanese Yen	JPHQ	Sell	488,670,000	5,016,502		4/21/14	28,229	—
Euro	BZWS	Sell	1,737,194	2,287,850		4/22/14	—	(10,438)
Euro	DBAB	Sell	528,843	692,900		4/22/14	—	(6,752)
Euro	JPHQ	Sell	481,591	630,419		4/22/14	—	(6,720)
Japanese Yen	CITI	Sell	271,000,000	2,769,404		4/22/14	3,046	—
Japanese Yen	JPHQ	Sell	781,110,000	7,979,385		4/22/14	5,844	—
Norwegian Krone	BZWS	Buy	45,987,000	5,992,729	EUR	4/22/14	—	(478,514)
Euro	DBAB	Sell	8,888,599	11,650,287		4/23/14	—	(109,273)
Swedish Krona	DBAB	Buy	195,715,395	22,744,381	EUR	4/23/14	—	(708,715)
Euro	BZWS	Sell	8,880,588	11,599,824		4/25/14	—	(149,232)
Euro	DBAB	Sell	403,979	527,597		4/25/14	—	(6,869)
Chilean Peso	JPHQ	Buy	110,826,000	223,102		4/28/14	—	(12,867)
Euro	BZWS	Sell	9,766,340	12,737,269		4/30/14	—	(183,902)
Euro	DBAB	Sell	2,285,000	3,033,612		4/30/14	10,486	—
Norwegian Krone	UBSW	Buy	18,312,027	2,365,284	EUR	4/30/14	—	(163,722)
Polish Zloty	BZWS	Buy	622,000	146,353	EUR	4/30/14	—	(3,952)
Uraguyan Peso	CITI	Buy	412,400,000	20,000,000		4/30/14	—	(2,541,698)
Euro	BZWS	Sell	1,144,918	1,517,520		5/05/14	2,728	—
Euro	DBAB	Sell	400,000	529,400		5/05/14	177	—
Euro	GSCO	Sell	15,008,000	19,744,525		5/07/14	—	(112,085)
Euro	BZWS	Sell	6,319,000	8,292,740		5/07/14	—	(67,729)
Euro	DBAB	Sell	303,339	398,860		5/07/14	—	(2,478)
Euro	GSCO	Sell	10,269,000	13,448,385		5/08/14	—	(138,259)
British Pound	DBAB	Sell	2,900,000	4,484,270		5/09/14	—	(2,903)
Euro	DBAB	Sell	2,100,000	2,756,775		5/09/14	—	(21,691)
Chilean Peso	MSCO	Buy	101,000,000	204,868		5/12/14	—	(13,535)
Euro	GSCO	Sell	8,965,000	11,844,110		5/12/14	—	(17,437)
Euro	UBSW	Sell	3,160,000	4,172,385		5/12/14	—	(8,595)
Japanese Yen	CITI	Sell	618,846,000	6,272,702		5/12/14	—	(45,768)
Euro	GSCO	Sell	10,195,000	13,388,584		5/13/14	—	(100,424)
Japanese Yen	GSCO	Sell	827,501,000	8,357,161		5/13/14	—	(91,783)
Japanese Yen	UBSW	Sell	618,542,000	6,245,691		5/13/14	—	(69,741)
Japanese Yen	CITI	Sell	618,542,000	6,148,162		5/14/14	—	(167,336)
Singapore Dollar	DBAB	Buy	4,645,000	3,695,012		5/14/14	—	(52,661)
British Pound	DBAB	Sell	121,775	185,890		5/15/14	—	(2,526)
Euro	BZWS	Sell	8,514,000	11,298,589		5/16/14	33,576	—
Singapore Dollar	DBAB	Buy	3,202,500	2,525,432		5/19/14	—	(14,190)
Euro	GSCO	Sell	15,810,277	20,486,166		5/20/14	—	(433,007)

Annual Report | 47

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Contract Amount*		Date	Appreciation	Depreciation
Euro	BZWS	Sell	6,311,000	8,123,835		5/21/14	$—	$(226,521)
Malaysian Ringgit	HSBK	Buy	1,935,400	628,601		5/22/14	—	(51,366)
Euro	JPHQ	Sell	3,472,968	4,490,235		5/23/14	—	(105,035)
Mexican Peso	HSBK	Buy	26,270,786	2,068,484		5/23/14	—	(146,906)
Polish Zloty	MSCO	Buy	9,266,000	2,170,964	EUR	5/27/14	—	(51,565)
Malaysian Ringgit	HSBK	Buy	7,970,400	2,577,166		5/28/14	—	(200,821)
Mexican Peso	HSBK	Buy	23,487,206	1,719,037		5/29/14	—	(1,965)
Philippine Peso	DBAB	Buy	159,000,000	3,789,323		5/29/14	—	(245,463)
Euro	GSCO	Sell	52,151,000	67,240,892		5/30/14	—	(1,765,149)
Japanese Yen	GSCO	Sell	8,236,852,000	80,729,707		5/30/14	—	(3,386,158)
Malaysian Ringgit	HSBK	Buy	15,000,000	4,816,801		5/30/14	—	(345,034)
Malaysian Ringgit	JPHQ	Buy	14,805,600	4,758,348		5/30/14	—	(344,535)
Singapore Dollar	DBAB	Buy	7,810,000	6,153,967		5/30/14	—	(29,638)
South Korean Won	JPHQ	Buy	7,776,650,000	6,803,123		5/30/14	112,631	—
Japanese Yen	DBAB	Sell	6,912,259,000	68,540,000		6/03/14	—	(2,053,174)
Japanese Yen	JPHQ	Sell	2,962,582,246	29,380,000		6/04/14	—	(876,566)
Euro	BZWS	Sell	2,397,130	3,131,730		6/05/14	—	(40,249)
Malaysian Ringgit	DBAB	Buy	1,294,000	410,247		6/06/14	—	(24,611)
Euro	GSCO	Sell	7,506,700	9,850,142		6/09/14	—	(83,247)
Japanese Yen	JPHQ	Sell	2,034,600,000	20,434,892		6/09/14	—	(345,840)
Japanese Yen	HSBK	Sell	3,034,900,000	30,652,459		6/09/14	—	(345,006)
Japanese Yen	CITI	Sell	2,026,500,000	20,434,607		6/09/14	—	(263,394)
Mexican Peso	CITI	Buy	162,809,640	12,301,260		6/09/14	—	(410,177)
Japanese Yen	JPHQ	Sell	2,352,700,000	23,910,418		6/10/14	—	(119,643)
Japanese Yen	BZWS	Sell	3,257,620,000	33,474,591		6/10/14	201,838	—
Japanese Yen	HSBK	Sell	3,469,350,000	35,865,587		6/10/14	430,261	—
Mexican Peso	CITI	Buy	162,627,000	12,268,551		6/10/14	—	(391,841)
Swedish Krona	DBAB	Buy	37,550,000	4,307,242	EUR	6/10/14	—	(69,813)
Euro	GSCO	Sell	8,776,716	11,628,271		6/11/14	14,181	—
Japanese Yen	JPHQ	Sell	3,214,350,000	33,474,583		6/11/14	643,290	—
Japanese Yen	DBAB	Sell	1,148,800,000	11,954,712		6/11/14	220,896	—
Polish Zloty	CITI	Buy	281,000	64,078	EUR	6/11/14	672	—
Swedish Krona	MSCO	Buy	8,919,000	1,016,005	EUR	6/11/14	—	(7,279)
Mexican Peso	CITI	Buy	330,714,570	24,986,934		6/12/14	—	(838,930)
Polish Zloty	DBAB	Buy	1,438,000	330,294	EUR	6/12/14	259	—
Swedish Krona	MSCO	Buy	28,882,900	3,284,502	EUR	6/12/14	—	(16,198)
Mexican Peso	CITI	Buy	205,927,700	15,376,575		6/13/14	—	(341,524)
Polish Zloty	DBAB	Buy	26,678,682	6,082,968	EUR	6/13/14	63,570	—
Swedish Krona	MSCO	Buy	5,289,000	599,116	EUR	6/13/14	100	—
Swedish Krona	BZWS	Buy	19,347,000	2,187,783	EUR	6/13/14	5,350	—
Japanese Yen	CITI	Sell	38,352,000	403,705		6/16/14	11,949	—
Malaysian Ringgit	HSBK	Buy	36,500,000	11,377,096		6/16/14	—	(504,581)
Swedish Krona	MSCO	Buy	16,930,700	1,929,600	EUR	6/16/14	—	(15,504)
Japanese Yen	JPHQ	Sell	1,355,500,000	14,346,193		6/17/14	499,902	—

48 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Contract Amount*		Date	Appreciation	Depreciation
Malaysian Ringgit	DBAB	Buy	22,000,000	6,922,593		6/18/14	$—	$(369,918)
Swedish Krona	MSCO	Buy	11,741,000	1,349,176	EUR	6/18/14	—	(25,493)
Chilean Peso	DBAB	Buy	1,500,450,000	2,919,163		6/19/14	—	(88,968)
Mexican Peso	CITI	Buy	127,922,000	9,610,392		6/20/14	—	(276,324)
Singapore Dollar	HSBK	Buy	6,967,000	5,533,757		6/20/14	—	(70,229)
Malaysian Ringgit	DBAB	Buy	18,932,200	5,876,645		6/23/14	—	(239,050)
Swedish Krona	MSCO	Buy	29,176,960	3,332,377	EUR	6/23/14	—	(37,118)
Swedish Krona	MSCO	Buy	39,160,000	4,523,246	EUR	6/24/14	—	(117,088)
Swedish Krona	UBSW	Buy	19,570,000	2,237,211	EUR	6/25/14	—	(27,837)
South Korean Won	DBAB	Buy	3,290,000,000	2,816,058		6/27/14	107,102	—
Japanese Yen	BZWS	Sell	260,566,000	2,677,965		6/30/14	15,791	—
Swedish Krona	UBSW	Buy	2,171,000	245,053	EUR	6/30/14	1,001	—
Swedish Krona	DBAB	Buy	33,518,000	3,785,377	EUR	6/30/14	12,796	—
Japanese Yen	MSCO	Sell	1,074,900,000	10,963,110		7/01/14	—	(19,189)
Swedish Krona	MSCO	Buy	45,869,704	5,184,586	EUR	7/01/14	11,637	—
Euro	DBAB	Sell	2,420,000	3,171,132		7/02/14	—	(31,586)
Philippine Peso	DBAB	Buy	73,175,950	1,694,005		7/03/14	—	(63,876)
British Pound	DBAB	Sell	91,731	136,707		7/07/14	—	(5,185)
Philippine Peso	HSBK	Buy	90,000,000	2,061,383		7/07/14	—	(56,587)
Philippine Peso	JPHQ	Buy	17,244,000	397,510		7/07/14	—	(13,391)
Philippine Peso	DBAB	Buy	48,983,060	1,129,683		7/08/14	—	(38,576)
British Pound	DBAB	Sell	1,086,563	1,621,586		7/09/14	—	(59,116)
Euro	DBAB	Sell	584,893	754,687		7/09/14	—	(19,412)
Euro	JPHQ	Sell	11,697,590	15,030,000		7/10/14	—	(451,707)
Japanese Yen	UBSW	Sell	125,000,000	1,241,496		7/10/14	—	(35,807)
Mexican Peso	CITI	Buy	219,912,850	16,568,810		7/10/14	—	(550,315)
Euro	DBAB	Sell	477,490	616,630		7/14/14	—	(15,339)
Singapore Dollar	HSBK	Buy	10,093,000	7,914,527		7/14/14	828	—
Euro	DBAB	Sell	31,920,000	41,866,432		7/15/14	—	(380,705)
Euro	BZWS	Sell	18,964,000	24,793,534		7/16/14	—	(306,062)
Euro	MSCO	Sell	6,498,000	8,477,356		7/16/14	—	(123,001)
Euro	GSCO	Sell	6,019,000	7,875,320		7/16/14	—	(91,062)
Swedish Krona	UBSW	Buy	1,208,500	137,208	EUR	7/16/14	—	(598)
British Pound	DBAB	Sell	72,862	109,788		7/18/14	—	(2,910)
Euro	BZWS	Sell	16,108,531	21,186,746		7/18/14	—	(133,760)
Euro	GSCO	Sell	6,019,000	7,925,157		7/18/14	—	(41,313)
Euro	DBAB	Sell	10,079,000	13,293,899		7/21/14	—	(46,419)
Euro	MSCO	Sell	7,066,000	9,256,036		7/22/14	—	(96,400)
Euro	DBAB	Sell	5,307,000	6,961,829		7/22/14	—	(62,425)
Japanese Yen	MSCO	Sell	5,282,022,900	52,821,285		7/22/14	—	(1,162,377)
Malaysian Ringgit	DBAB	Buy	1,338,600	412,156		7/22/14	—	(14,098)
Swedish Krona	MSCO	Buy	108,406,800	12,447,675	EUR	7/22/14	—	(241,776)
Euro	DBAB	Sell	16,129,471	21,194,447		7/23/14	—	(154,361)
Japanese Yen	JPHQ	Sell	4,261,000,000	42,768,243		7/24/14	—	(781,605)

Annual Report | 49

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Contract Amount*		Date	Appreciation	Depreciation
Japanese Yen	CITI	Sell	2,765,977,000	27,802,596		7/24/14	$—	$(467,265)
Euro	DBAB	Sell	11,894,000	15,731,409		7/25/14	—	(11,545)
Euro	DBAB	Sell	3,408,395	4,513,313		7/25/14	1,946	—
Euro	GSCO	Sell	11,883,000	15,731,428		7/25/14	3,034	—
Japanese Yen	JPHQ	Sell	1,484,000,000	14,970,996		7/25/14	—	(196,557)
Euro	CITI	Sell	3,469,716	4,595,032		7/28/14	2,423	—
Euro	BZWS	Sell	1,066,000	1,411,810		7/28/14	825	—
Chilean Peso	MSCO	Buy	134,365,000	253,926		7/29/14	—	(1,730)
Euro	DBAB	Sell	10,310,667	13,665,242		7/29/14	17,695	—
Euro	BZWS	Sell	20,616,550	27,330,124		7/29/14	41,361	—
Japanese Yen	BZWS	Sell	209,770,000	2,113,381		7/29/14	—	(30,749)
Swedish Krona	DBAB	Buy	1,208,500	139,002	EUR	7/29/14	—	(3,054)
British Pound	DBAB	Sell	338,769	515,810		7/30/14	—	(8,146)
Chilean Peso	DBAB	Buy	485,730,000	925,200		7/30/14	—	(13,623)
Chilean Peso	MSCO	Buy	226,130,000	425,016		7/31/14	—	(687)
Euro	JPHQ	Sell	2,285,000	3,037,713		7/31/14	13,177	—
Malaysian Ringgit	HSBK	Buy	12,000,000	3,659,318		7/31/14	—	(92,415)
Euro	GSCO	Sell	2,285,000	3,033,360		8/01/14	8,807	—
Euro	DBAB	Sell	6,839,000	9,076,772		8/01/14	24,291	—
Mexican Peso	JPHQ	Buy	138,330,710	10,509,056		8/01/14	—	(452,225)
Singapore Dollar	BZWS	Buy	12,928,975	10,186,712		8/01/14	—	(46,870)
Euro	BZWS	Sell	47,788,588	63,456,077		8/04/14	199,397	—
Euro	HSBK	Sell	2,285,000	3,028,608		8/04/14	4,004	—
Euro	BZWS	Sell	1,141,000	1,513,240		8/05/14	2,915	—
Euro	MSCO	Sell	17,547,509	23,245,624		8/05/14	18,253	—
Euro	GSCO	Sell	13,891,708	18,421,308		8/06/14	32,964	—
Japanese Yen	MSCO	Sell	460,900,000	4,657,531		8/06/14	—	(54,049)
Mexican Peso	MSCO	Buy	263,249,180	20,080,029		8/06/14	—	(949,741)
Polish Zloty	DBAB	Buy	61,736,080	14,227,198	EUR	8/06/14	—	(124,494)
Mexican Peso	MSCO	Buy	131,396,890	10,054,858		8/08/14	—	(507,915)
Australian Dollar	BZWS	Buy	4,382,863	3,835,005		8/11/14	—	(17,642)
Chilean Peso	JPHQ	Buy	172,600,000	323,797		8/11/14	—	(353)
Chilean Peso	BZWS	Buy	265,850,000	494,099		8/11/14	4,091	—
Euro	DBAB	Sell	2,391,000	3,188,040		8/11/14	23,005	—
Euro	CITI	Sell	303,457	404,351		8/11/14	2,657	—
Mexican Peso	MSCO	Buy	80,166,000	6,127,541		8/11/14	—	(304,408)
Swedish Krona	MSCO	Buy	25,050,000	2,840,619	EUR	8/11/14	—	(11,168)
Malaysian Ringgit	JPHQ	Buy	5,674,000	1,724,935		8/12/14	—	(39,343)
Mexican Peso	CITI	Buy	47,042,000	3,603,646		8/12/14	—	(186,885)
Singapore Dollar	DBAB	Buy	10,048,000	7,939,317		8/12/14	—	(58,756)
South Korean Won	HSBK	Buy	2,467,000,000	209,750,374	JPY	8/12/14	44,315	—
Swedish Krona	UBSW	Buy	68,455,695	7,799,885	EUR	8/12/14	—	(80,045)
Australian Dollar	DBAB	Buy	10,030,162	8,994,046		8/13/14	—	(259,139)
Chilean Peso	JPHQ	Buy	315,000,000	588,785		8/13/14	1,364	—

50 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Contract Amount*		Date	Appreciation	Depreciation
Japanese Yen	CITI	Sell	2,741,651,200	28,507,346		8/13/14	$477,692	$—
Singapore Dollar	DBAB	Buy	2,650,000	2,090,730		8/13/14	—	(12,353)
Euro	DBAB	Sell	291,630	387,148		8/15/14	1,100	—
Euro	MSCO	Sell	6,632,824	8,801,691		8/15/14	21,440	—
Mexican Peso	MSCO	Buy	34,582,000	2,625,358		8/15/14	—	(114,245)
Euro	JPHQ	Sell	17,614,000	23,362,329		8/18/14	45,276	—
Singapore Dollar	BZWS	Buy	4,267,000	3,359,843		8/18/14	—	(13,227)
Euro	BZWS	Sell	9,579,000	12,693,612		8/19/14	13,058	—
Japanese Yen	DBAB	Sell	36,644,000	373,320		8/19/14	—	(1,349)
Polish Zloty	DBAB	Buy	11,975,000	2,771,991	EUR	8/19/14	—	(43,817)
Singapore Dollar	HSBK	Buy	3,202,500	2,526,428		8/19/14	—	(14,696)
Singapore Dollar	DBAB	Buy	3,202,500	2,526,029		8/19/14	—	(14,297)
Chilean Peso	JPHQ	Buy	169,019,900	318,125		8/20/14	—	(1,740)
Chilean Peso	MSCO	Buy	113,010,000	212,357		8/20/14	—	(816)
Euro	DBAB	Sell	7,514,583	10,036,027		8/20/14	88,266	—
Euro	JPHQ	Sell	10,643,000	14,219,474		8/20/14	130,333	—
Japanese Yen	JPHQ	Sell	49,654,000	510,778		8/20/14	3,080	—
Japanese Yen	HSBK	Sell	97,747,000	1,007,701		8/20/14	8,266	—
Japanese Yen	BZWS	Sell	16,448,000	169,637		8/22/14	1,456	—
Mexican Peso	HSBK	Buy	26,875,955	2,002,634		8/22/14	—	(52,264)
Polish Zloty	DBAB	Buy	15,735,929	3,636,515	EUR	8/22/14	—	(50,570)
Euro	BZWS	Sell	3,101,513	4,157,857		8/25/14	51,980	—
Japanese Yen	HSBK	Sell	32,622,000	334,959		8/25/14	1,383	—
Japanese Yen	DBAB	Sell	16,255,000	167,257		8/25/14	1,041	—
Japanese Yen	CITI	Sell	32,863,000	338,300		8/25/14	2,260	—
Euro	GSCO	Sell	8,745,205	11,673,800		8/26/14	96,566	—
Japanese Yen	BZWS	Sell	65,296,000	664,252		8/26/14	—	(3,441)
Japanese Yen	JPHQ	Sell	32,793,000	333,596		8/26/14	—	(1,733)
Malaysian Ringgit	HSBK	Buy	7,929,900	2,354,483		8/26/14	—	(286)
Japanese Yen	JPHQ	Sell	158,882,000	1,611,992		8/27/14	—	(12,701)
Japanese Yen	HSBK	Sell	81,408,000	824,911		8/27/14	—	(7,551)
Japanese Yen	DBAB	Sell	66,294,000	671,672		8/27/14	—	(6,238)
Mexican Peso	HSBK	Buy	26,959,184	2,002,688		8/27/14	—	(47,124)
Singapore Dollar	DBAB	Buy	6,972,000	5,454,119		8/27/14	14,140	—
Euro	DBAB	Sell	802,645	1,061,658		8/28/14	2,398	—
Euro	DBAB	Sell	5,908,531	7,890,252		8/29/14	68,187	—
Japanese Yen	JPHQ	Sell	634,291,000	6,528,012		8/29/14	41,692	—
Mexican Peso	CITI	Buy	94,500,000	6,895,338		8/29/14	—	(41,686)
Mexican Peso	HSBK	Buy	29,828,560	2,179,335		8/29/14	—	(16,007)
Philippine Peso	JPHQ	Buy	91,000,000	2,049,550		8/29/14	—	(24,073)
Polish Zloty	DBAB	Buy	10,258,669	2,359,128	EUR	8/29/14	—	(19,138)
Mexican Peso	HSBK	Buy	18,052,900	1,317,441		9/03/14	—	(8,714)
Unrealized appreciation (depreciation)							80,238,751	(115,013,652)
Net unrealized appreciation (depreciation)								$(34,774,901)

*In U.S. dollars unless otherwise indicated.

Annual Report | 51

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Global Total Return Fund
At August 31, 2013, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

	Pay/Receive	Fixed			Expiration	Unrealized	Unrealized
Counterparty	Floating Rate	Rate	Floating Rate	Notional Amount*	Date	Appreciation	Depreciation
JPHQ	Receive	1.812%	3-month USD BBA LIBOR	50,330,000	6/14/16	$—	$(1,476,264)
DBAB	Receive	3.523%	3-month USD BBA LIBOR	10,830,000	3/28/21	—	(913,652)
CITI	Receive	3.440%	3-month USD BBA LIBOR	29,610,000	4/21/21	—	(2,232,809)
JPHQ	Receive	3.391%	3-month USD BBA LIBOR	24,190,000	5/04/21	—	(1,698,219)
JPHQ	Receive	3.076%	3-month USD BBA LIBOR	11,000,000	6/14/21	—	(456,355)
CITI	Receive	4.347%	3-month USD BBA LIBOR	4,680,000	2/25/41	—	(544,791)
JPHQ	Receive	4.349%	3-month USD BBA LIBOR	4,680,000	2/25/41	—	(547,077)
JPHQ	Receive	4.320%	3-month USD BBA LIBOR	3,510,000	2/28/41	—	(395,973)
JPHQ	Receive	4.299%	3-month USD BBA LIBOR	1,170,000	3/01/41	—	(149,775)
Net unrealized appreciation (depreciation)						$—	$(8,414,915)
*In U.S. dollars unless otherwise indicated.

See Abbreviations on page 73.

52 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Financial Statements

Statement of Assets and Liabilities
August 31, 2013

Templeton Global
Total Return
Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,340,616,354
Cost - Sweep Money Fund (Note 7)	487,384,671
Total cost of investments	$6,828,001,025
Value - Unaffiliated issuers	$6,211,031,073
Value - Sweep Money Fund (Note 7)	487,384,671
Total value of investments	6,698,415,744
Cash	9,061,574
Restricted cash (Note 1e)	1,670,000
Foreign currency, at value (cost $257,616,307)	257,053,712
Receivables:
Investment securities sold	565,082
Capital shares sold	30,074,002
Interest	82,127,342
Due from brokers	74,260,000
Unrealized appreciation on forward exchange contracts	80,238,751
Other assets	918
Total assets	7,233,467,125
Liabilities:
Payables:
Investment securities purchased	93,510,952
Capital shares redeemed	20,663,637
Management fees	3,554,727
Distribution fees	863,365
Transfer agent fees	935,761
Due to brokers	1,670,000
Unrealized depreciation on forward exchange contracts	115,013,652
Unrealized depreciation on OTC swap contracts	8,414,915
Deferred tax	241,563
Accrued expenses and other liabilities	1,870,312
Total liabilities	246,738,884
Net assets, at value	$6,986,728,241
Net assets consist of:
Paid-in capital	$7,175,046,919
Distributions in excess of net investment income	(10,567,157)
Net unrealized appreciation (depreciation)	(174,396,027)
Accumulated net realized gain (loss)	(3,355,494)
Net assets, at value	$6,986,728,241

Annual Report | The accompanying notes are an integral part of these financial statements. | 53

Templeton Income Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
August 31, 2013

Templeton Global
Total Return
Fund
Class A:
Net assets, at value	$1,875,525,694
Shares outstanding	144,780,615
Net asset value per share[a]	$12.95
Maximum offering price per share (net asset value per share ÷ 95.75%)	$13.52
Class C:
Net assets, at value	$809,479,422
Shares outstanding	62,556,158
Net asset value and maximum offering price per share[a]	$12.94
Class R:
Net assets, at value	$7,449,919
Shares outstanding	574,908
Net asset value and maximum offering price per share	$12.96
Class R6
Net assets, at value	$691,715,562
Shares outstanding	53,328,728
Net asset value and maximum offering price per share	$12.97
Advisor Class:
Net assets, at value	$3,602,557,644
Shares outstanding	277,776,136
Net asset value and maximum offering price per share	$12.97

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

54 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Financial Statements (continued)

Statement of Operations
For the year ended August 31, 2013

Templeton Global
Total Return
Fund
Investment income:
Dividends	$45,052
Interest (net of foreign taxes of $3,410,854)	273,183,902
Total investment income	273,228,954
Expenses:
Management fees (Note 3a)	25,387,610
Administrative fees (Note 3b)	9,058,198
Distribution fees: (Note 3c)
Class A	4,054,237
Class C	4,601,443
Class R	37,856
Transfer agent fees: (Note 3e)
Class A	1,234,865
Class C	538,958
Class R	5,765
Class R6	33
Advisor Class	2,413,732
Special servicing agreement fees (Note 11)	73,697
Custodian fees (Note 4)	3,589,344
Reports to shareholders	305,064
Registration and filing fees	400,318
Professional fees	107,906
Trustees’ fees and expenses	37,358
Other	89,340
Total expenses	51,935,724
Expense reductions (Note 4)	(1,659)
Expenses waived/paid by affiliates (Note 3f)	(544,847)
Net expenses	51,389,218
Net investment income	221,839,736
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(10,570,114)
Foreign currency transactions	85,081,013
Swap contracts	(3,588,542)
Net realized gain (loss)	70,922,357
Net change in unrealized appreciation (depreciation) on:
Investments	(113,562,891)
Translation of other assets and liabilities denominated in foreign currencies	(81,515,718)
Change in deferred taxes on unrealized appreciation	648,619
Net change in unrealized appreciation (depreciation)	(194,429,990)
Net realized and unrealized gain (loss)	(123,507,633)
Net increase (decrease) in net assets resulting from operations	$98,332,103

Annual Report | The accompanying notes are an integral part of these financial statements. | 55

Templeton Income Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Total Return Fund
	Year Ended August 31,
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income	$221,839,736	$154,845,526
Net realized gain (loss) from investments, foreign currency transactions and swap
contracts	70,922,357	63,805,747
Net change in unrealized appreciation (depreciation) on investments, translation of
other assets and liabilities denominated in foreign currencies and deferred taxes	(194,429,990)	(80,977,079)
Net increase (decrease) in net assets resulting from operations	98,332,103	137,674,194
Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class A	(95,324,297)	(50,989,750)
Class C	(39,185,008)	(22,269,521)
Class R	(445,784)	(306,354)
Class R6	(9,361,788)	—
Advisor Class	(194,207,314)	(108,796,150)
Net realized gains:
Class A	(2,655,388)	(5,331,967)
Class C	(1,189,648)	(2,641,453)
Class R	(13,975)	(35,420)
Advisor Class	(5,170,729)	(11,150,630)
Total distributions to shareholders	(347,553,931)	(201,521,245)
Capital share transactions: (Note 2)
Class A	801,372,676	217,540,673
Class C	323,537,978	60,271,510
Class R	1,105,999	1,229,422
Class R6	746,781,577	—
Advisor Class	1,391,970,115	620,563,291
Total capital share transactions	3,264,768,345	899,604,896
Net increase (decrease) in net assets	3,015,546,517	835,757,845
Net assets:
Beginning of year	3,971,181,724	3,135,423,879
End of year	$6,986,728,241	$3,971,181,724
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of year	$(10,567,157)	$32,724,933

56 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Notes to Financial Statements

Templeton Global Total Return Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton Global Total Return Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient

Annual Report | 57

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of

58 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Annual Report | 59

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At August 31 2013, the Fund had OTC derivatives in a net liability position of $54,766,405 and the aggregate value of collateral pledged for such contracts was $70,400,000.

60 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At August 31, 2013, the Fund received $2,656,505 in United States Treasury Bonds and Notes as collateral for derivatives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared interest rate swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 10 regarding other derivative information.

e. Restricted Cash

At August 31, 2013, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the counterparty broker and is reflected in the Statement of Assets and Liabilities.

Annual Report | 61

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued) f. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender, and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Credit-Linked Notes

The Fund purchases credit-linked notes. Credit-linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

62 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Annual Report | 63

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
j.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2013, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

		Year Ended August 31,
	2013		2012
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	93,376,275	$1,276,866,119	49,145,609	$626,422,818
Shares issued in reinvestment
of distributions	6,176,611	83,801,313	3,896,107	49,034,967
Shares redeemed	(41,408,369)	(559,294,756)	(36,252,751)	(457,917,112)
Net increase (decrease)	58,144,517	$801,372,676	16,788,965	$217,540,673
Class C Shares:
Shares sold	32,748,451	$447,960,726	14,809,687	$189,367,479
Shares issued in reinvestment
of distributions	2,181,870	29,567,355	1,408,540	17,684,167
Shares redeemed	(11,398,379)	(153,990,103)	(11,588,935)	(146,780,136)
Net increase (decrease)	23,531,942	$323,537,978	4,629,292	$60,271,510
64 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

		Year Ended August 31,
	2013		2012
	Shares	Amount	Shares	Amount
Class R Shares:
Shares sold	234,801	$3,212,994	166,778	$2,139,926
Shares issued in reinvestment
of distributions	33,446	454,044	26,975	339,172
Shares redeemed	(188,252)	(2,561,039)	(96,340)	(1,249,676)
Net increase (decrease)	79,995	$1,105,999	97,413	$1,229,422
Class R6 Shares[a]:
Shares sold[b]	52,939,132	$741,475,678
Shares issued in reinvestment
of distributions	691,547	9,328,369
Shares redeemed	(301,951)	(4,022,470)
Net increase (decrease)	53,328,728	$746,781,577
Advisor Class Shares:
Shares sold	194,678,458	$2,670,369,135	116,329,730	$1,484,250,585
Shares issued in reinvestment
of distributions	10,683,772	145,148,407	6,732,760	84,825,566
Shares redeemed[b]	(103,371,711)	(1,423,547,427)	(75,280,895)	(948,512,860)
Net increase (decrease)	101,990,519	$1,391,970,115	47,781,595	$620,563,291
[a]For the period May 1, 2013 (effective date) to August 31, 2013.
[b]Effective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.650%	Over $200 million, up to and including $1.3 billion
0.600%	In excess of $1.3 billion

Annual Report | 65

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees (continued)

Effective July 1, 2013, the Fund combined its investment management and administration agree-
ments as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to July 1, 2013, the Fund paid fees to Advisers based on the average daily net assets of the
Fund as follows:

Annualized Fee Rate	Net Assets
0.500%	Up to and including $200 million
0.450%	Over $200 million, up to and including $1.3 billion
0.400%	In excess of $1.3 billion

b. Administrative Fees

Effective July 1, 2013, under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to July 1, 2013, the Fund paid administrative fees to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

66 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$814,718
CDSC retained	$217,880

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2013, the Fund paid transfer agent fees of $4,193,353, of which $1,523,979 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Advisers and FT Services contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.84% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until December 31, 2012. Effective January 1, 2013, the contractual fee waiver was eliminated.

Additionally, Advisers has voluntarily agreed to waive or limit a portion of its investment management fees for the Fund based on the average daily net assets of the Fund as follows:

Annualized Waiver Rate	Net Assets
0.015%	Over $2.5 billion, up to and including $5 billion
0.025%	In excess of $5 billion

This voluntary waiver became effective November 1, 2012. Advisers may discontinue this waiver at any time.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2014. There were no expenses waived during the year ended August 31, 2013.

Annual Report | 67

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2013, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$4,337,709
Long term	4,282,339
Total capital loss carryforwards	$8,620,048

The tax character of distributions paid during the years ended August 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$344,079,604	$187,785,223
Long term capital gain	3,474,327	13,736,022
	$347,553,931	$201,521,245

At August 31, 2013, the cost of investments and net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$6,847,898,005

Unrealized appreciation	$136,674,104
Unrealized depreciation	(286,156,365)
Net unrealized appreciation (depreciation)	$(149,482,261)

Distributable earnings – undistributed ordinary income	$44,401,362

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and tax straddles.

68 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2013, aggregated $3,236,395,210 and $1,090,384,036, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK

At August 31, 2013, the Fund had 28.91% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At August 31, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Interest rate
contracts	Unrealized appreciation on		Unrealized depreciation on
	swap contracts	$—	swap contracts	$8,414,915
Foreign exchange
contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	80,238,751	forward exchange contracts	115,013,652

Annual Report | 69

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

10. OTHER DERIVATIVE INFORMATION (continued)

For the year ended August 31, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized	Appreciation
Not Accounted for as	Statement of	Gain (Loss)	(Depreciation)
Hedging Instruments	Operations Locations	for the Year	for the Year
Interest rate contracts	Net realized gain (loss) from swap contracts /
Net change in unrealized appreciation
	(depreciation) on investments	$(3,588,542)	$12,480,751
Foreign exchange contracts	Net realized gain (loss) from foreign currency
transactions / Net change in unrealized
appreciation (depreciation) on translation of
other assets and liabilities denominated in
	foreign currencies	94,023,241	(80,391,276)

For the year ended August 31, 2013, the average month end market value of derivatives represented 3.22% of average month end net assets. The average month end number of open derivative contracts for the year was 684.

See Note 1(d) regarding derivative financial instruments.

11. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participated in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services. For the year ended August 31, 2013, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of Operations. At August 31, 2013, 9.49% of the Fund’s outstanding shares was held by one or more of the Allocator Funds. Effective May 1, 2013, the SSA was discontinued until further notice and approval by the Board.

70 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

12. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended August 31, 2013, the Fund did not use the Global Credit Facility.

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report | 71

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

13.	FAIR VALUE MEASUREMENTS (continued)
A	summary of inputs used as of August 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
United Kingdom	$—	$2,139,444	$—	$2,139,444
United States	609,730	875,000	—[b]	1,484,730
Convertible Bonds	—	54,447,074	—	54,447,074
Foreign Government and Agency
Securities [c]	—	4,159,911,559	—	4,159,911,559
Quasi-Sovereign and Corporate
Bonds[c]	—	933,831,598	—	933,831,598
Credit-Linked Notes[c]	—	11,172,866	—	11,172,866
Senior Floating Rate Interests[c]	—	3,368,299	23,812	3,392,111
Short Term Investments	487,384,671	1,044,651,691	—	1,532,036,362
Total Investments in
Securities	$487,994,401	$6,210,397,531	$23,812	$6,698,415,744
Forward Exchange Contracts	$—	$80,238,751	$—	$80,238,751
Liabilities:
Swap Contracts	—	8,414,915	—	8,414,915
Forward Exchange Contracts	—	115,013,652	—	115,013,652

[a]Includes common, preferred and convertible preferred stocks as well as other equity investments.
[b]Includes securities determined to have no value at August 31, 2013.
[c]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

14. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

72 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

14. NEW ACCOUNTING PRONOUNCEMENTS (continued)

In June 2013, the FASB issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

15. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Counterparty		Currency		Selected Portfolio
BZWS	- Barclays Bank PLC	AUD	- Australian Dollar	DIP	- Debtor-In-Possession
CITI	- Citibank N.A.	BRL	- Brazilian Real	FRN	- Floating Rate Note
DBAB	- Deutsche Bank AG	CAD	- Canadian Dollar	GDP	- Gross Domestic Product
GSCO	- The Goldman Sachs Group, Inc.	DEM	- Deutsche Mark	PIK	- Payment-In-Kind
HSBK	- HSBC Bank PLC	EUR	- Euro
JPHQ	- JPMorgan Chase Bank N.A.	GBP	- British Pound
MSCO	- Morgan Stanley and Co. Inc.	GHS	- Ghanaian Cedi
UBSW	- UBS AG	HUF	- Hungarian Forint
		IDR	- Indonesian Rupiah
		ILS	- New Israeli Shekel
		JPY	- Japanese Yen
		KRW	- South Korean Won
		LKR	- Sri Lankan Rupee
		MXN	- Mexican Peso
		MYR	- Malaysian Ringgit
		NOK	- Norwegian Krone
		PHP	- Philippine Peso
		PLN	- Polish Zloty
		RSD	- Serbian Dinar
		SEK	- Swedish Krona
		SGD	- Singapore Dollar
		UAH	- Ukraine Hryvnia
		UYU	- Uruguayan Peso

Annual Report | 73

Templeton Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Income Trust and Shareholders of Templeton Global Total Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Total Return Fund (the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 18, 2013

74 | Annual Report

Templeton Income Trust

Tax Information (unaudited)

Templeton Global Total Return Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $3,474,327 as a long term capital gain dividend for the fiscal year ended August 31, 2013.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $5,539,326 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2013.

At August 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on August 14, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6 and Advisor Class shareholders of record.

	Foreign Tax	Foreign	Foreign
	Paid	Source Income	Qualified Dividends
Class	Per Share	Per Share	Per Share
Class A	$0.0051	$0.3907	$0.0000
Class C	$0.0051	$0.3548	$0.0000
Class R	$0.0051	$0.3600	$0.0000
Class R6	$0.0051	$0.4121	$0.0000
Advisor Class	$0.0051	$0.4121	$0.0000

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

Annual Report | 75

Templeton Income Trust

Tax Information (unaudited) (continued)

Templeton Global Total Return Fund

By mid-February 2014, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2013. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2013 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

76 | Annual Report

Templeton Income Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1992	141	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	38	SLM Corporation (Sallie Mae), Ares
300 S.E. 2nd Street				Capital Corporation (specialty finance
Fort Lauderdale, FL 33301-1923				company) and Allied Capital Corporation
(financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years:
Independent strategic and financial consultant; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2003	27	Talon Metals Corp. (mining exploration),
300 S.E. 2nd Street				Fortis, Inc. (utility holding company)
Fort Lauderdale, FL 33301-1923				and AML Foods Limited (retail
distributors).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	141	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	2001 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and allied
		Trustee since		products) (1994-2013), RTI
		2007		International Metals, Inc. (manufacture
and distribution of titanium), Canadian
National Railway (railroad) and White
Mountains Insurance Group, Ltd.
(holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

Annual Report | 77

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
J. Michael Luttig (1954)	Trustee	Since 2009	141	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	34	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	141	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).
Larry D. Thompson (1945)	Trustee	Since 2005	141	Cbeyond, Inc. (business commu-
300 S.E. 2nd Street				nications provider) (2010-2012),
Fort Lauderdale, FL 33301-1923				The Southern Company (energy
				company) (2010-2012) and
				The Washington Post Company
				(education and media organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012); and
formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President –
Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004);
Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 2003	27	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	45	El Oro Ltd (investments).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

78 | Annual Report

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	152	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	141	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since June 2013,
	Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).
Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 79

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962)	President and	Since 2002	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Corporate Counsel, Franklin Templeton Investments; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments;
and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton
Group of Funds (2004-2013).

80 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005);
and General Counsel, Investment Company Institute (ICI) (1997-2004).

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	March 2013 and
Fort Lauderdale, FL 33301-1923		Vice President
since 2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and
Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008.
She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from 2003 to 2010, Executive
Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus
Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from
1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and
Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues gener-
ally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions.
Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 81

Templeton Income Trust

Shareholder Information

Templeton Global Total Return Fund

Board Review of Investment Management Agreement

At a meeting held May 21, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically

82 | Annual Report

Templeton Income Trust

Shareholder Information (continued)

Templeton Global Total Return Fund

Board Review of Investment Management Agreement (continued)

furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/ New Jersey area ran smoothly during the more recent Hurricane Sandy. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report for the Fund showed the investment performance of its Class A shares in comparison to a performance universe consisting of all retail and institutional global income funds as selected by Lipper. The Fund has been in operation for only four full years and such report showed the Fund’s income return for the one-year period ended February 28, 2013, to be in the highest or best performing quintile of its performance universe, and to also be in the highest performing quintile of such universe for the previous annualized four-year period.

Annual Report | 83

Templeton Income Trust

Shareholder Information (continued)

Templeton Global Total Return Fund

Board Review of Investment Management Agreement (continued)

The Lipper report also showed the Fund’s total return for the one-year period ended February 28, 2013, to be in the highest or best performing quintile of its performance universe, and to also be in the highest performing quintile of such universe for the previous annualized four-year period. The Board was satisfied with such comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual management fee rate of the Fund was above, but within, three-and-one-half basis points of the median of its Lipper expense group, and its actual total expense ratio was less than one basis point above the median of such group. The Board found such comparative expenses to be acceptable. The Board also noted that such expenses did not fully reflect reductions in the Fund’s administrative fee through fee waivers negotiated with management that had become effective November 1, 2012.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies

84 | Annual Report

Templeton Income Trust

Shareholder Information (continued)

Templeton Global Total Return Fund

Board Review of Investment Management Agreement (continued)

solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. Management also expressed its view that the existing fee structure for the Fund anticipated economies of scale and pointed out the Fund’s comparative contractual management fee rate and expense ratio within its Lipper expense group. The Fund’s investment management agreement provides a fee at the rate of 0.50% on the first $200 million of Fund net assets; 0.45% on the next $1.1 billion of Fund net assets; and 0.40% on net assets in excess of $1.3 billion. The Fund is charged a separate fee for administrative services at the rate of 0.20% of its net assets, although effective November 1, 2012, such fee was reduced through management fee waivers to 18.5 basis points on assets from $2.5 billion to $5 billion, and 17.5 basis points on assets above $5 billion. At the end of 2012, net assets of the Fund were approximately $4.8 billion, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believed the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

Annual Report | 85

Templeton Income Trust

Shareholder Information (continued)

Templeton Global Total Return Fund

Board Review of Investment Management Agreement (continued)

Investment management services and administrative services at the rates described above have historically been provided to the Fund under separate agreements. At the May 21, 2013, Board meeting, the Board eliminated the separate agreements and approved a new form of investment management agreement for the Fund combining such services. In approving the new form of investment management agreement, the Board took into account the fact that the types of services and aggregate fee for the Fund, including breakpoints, would be the same as provided under the previous separate agreements and that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee. The Board also noted that the combining of services under the new form of investment management agreement would have no impact on management’s reduction through fee waivers of administrative expenses of the Fund.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

86 | Annual Report

Templeton Income Trust

Shareholder Information (continued)

Templeton Global Total Return Fund

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 87

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AUGUST 31, 2013

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Income Trust

Sign up for electronic delivery
at **franklintempleton.com/edelivery**

FIXED INCOME

Templeton Emerging Markets Bond Fund

Annual Report

Templeton Emerging Markets Bond Fund

Your Fund’s Goal and Main Investments: Templeton Emerging Markets Bond Fund seeks current income with capital appreciation as a secondary goal. Under normal market conditions, the Fund invests at least 80% of its net assets in a nondiversified portfolio of bonds issued by government or government-related entities that are located in emerging market countries, as well as bonds issued by emerging market corporate entities.

This inaugural annual report for Templeton Emerging Markets Bond Fund covers the period since the Fund’s inception on April 1, 2013, through August 31, 2013.

Performance data represent past
performance, which does not
guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

Performance Overview

Templeton Emerging Markets Bond Fund – Class A had a -5.10% cumulative total return from inception on April 1, 2013, through August 31, 2013. In comparison, U.S. dollar-denominated emerging market bonds, as measured by the Fund’s benchmark, the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global, had a -7.71% cumulative total return in U.S. dollar terms for

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the
Fund’s Statement of Investments (SOI). The SOI begins on page 18.

Annual Report | 3

the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Economic and Market Overview

The global economic recovery was mixed during the period under review. The recovery in emerging markets moderated after many economies had previously returned to or exceeded pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, have also enjoyed relatively strong recoveries in the aftermath of the global financial crisis, growth in the G-3 (U.S., eurozone and Japan) continued to be slow by the standards of previous recoveries. As fears eased surrounding the issues of sovereign debt in Europe, the possibility of another recession in the U.S., and a potential “hard landing” in China, financial market performance was positive. Improving sentiment, relatively strong fundamentals and continued provision of global liquidity supported assets with inherent risk, and equity markets generally performed well. Policymakers in the largest developed economies continued to increase their already unprecedented efforts to supply liquidity. Actions elsewhere in the world were mixed, with some policymakers less willing to reverse previous tightening efforts in response to the external environment.

Fears of possible reductions to stimulative government policies contributed to periods of risk aversion, when credit spreads widened and equities and other assets perceived as risky declined, alternating with periods of heightened risk appetite, when spreads narrowed and investors again favored assets with inherent risk. Against this backdrop, increased liquidity creation continued. For example, the U.S. Federal Reserve Board (Fed) extended quantitative easing and tried to be more transparent about its intentions. Economic data among the largest economies remained inconsistent with some observers’ predictions of a severe global economic slowdown.

During the period, the Fed increased the size of its quantitative easing program but announced later in the period that it might reduce the program at subsequent meetings. The announcement that the amount of bond purchases might be reduced led assets with inherent risk, particularly those in emerging markets, to sell off as market participants began to change their expectations of global liquidity conditions.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

4 | Annual Report

Investment Strategy

We invest selectively in bonds from emerging markets around the world to generate income for the Fund, based upon our assessment of changing market, political and economic conditions, while monitoring changes in interest rates, currency exchange rates and credit risk. We seek to manage the Fund’s exposure to various currencies and may use currency and cross currency forward contracts, as well as currency and currency index futures contracts.

Manager’s Discussion

The Fund purchased investment-grade and subinvestment-grade hard currency-denominated sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. Spreads widened between yields on sovereign credits and assets often considered safer, such as U.S. Treasuries, during the period.

As financial markets began reflecting the underlying strength of emerging economies, many traditional emerging markets could borrow more cheaply than some eurozone members and, in several cases, U.S. states. U.S. dollar-denominated emerging market debt had a -7.71% total return during the period, as measured by the JPM EMBI Global.1 Overall, sovereign credit yield spreads over Treasuries widened 66 basis points (bps; 100 bps equal one percentage point) during the period.2 Regionally, Latin American sovereign debt had a -8.79% total return, Asian debt -10.08%, and central and eastern European debt -5.62% for the period under review.2

As part of its investment strategy, the Fund used currency forward contracts to limit or add exposure to various currencies.

Latin America

The Fund’s exposure to Latin American currencies detracted from absolute performance, but credit exposures and contributions from interest rate strategies were largely neutral. Central banks in Mexico and Chile held rates constant, while Brazil’s central bank raised rates 175 bps during the period. The Mexican peso, Chilean peso and Brazilian real depreciated 7.59%, 7.47% and 15.18%, respectively, against the U.S. dollar.3

Europe-Middle East-Africa (EMEA)

The Fund’s duration exposures in the EMEA region contributed to performance, but currency and credit positions detracted. The euro appreciated 2.69%

2. Source: J.P. Morgan. Regional returns are from subindexes of the JPM EMBI Global.
3. Source: IDC/Exshare.

What is a currency
forward contract?
A currency forward contract is an
agreement between the Fund and a
counterparty to buy or sell a foreign
currency at a specific exchange rate on
a future date.

What is a futures contract?
A futures contract is an agreement
between the Fund and a counterparty
made through a U.S. or foreign futures
exchange to buy or sell a security at a
specific price on a future date.

What is duration?
Duration is a measure of a bond’s price
sensitivity to interest rate changes. In
general, a portfolio of securities with a
lower duration can be expected to be
less sensitive to interest rate changes
than a portfolio with a higher duration.

Annual Report | 5

Currency Breakdown
8/31/13
% of Total
Net Assets
Americas	64.1%
U.S. Dollar	43.9%
Mexican Peso	8.6%
Uruguayan Peso	8.6%
Chilean Peso	2.6%
Peruvian Nuevo Sol	0.4%
Asia Pacific	22.5%
Malaysian Ringgit	9.9%
South Korean Won	7.2%
Philippine Peso	6.1%
Indian Rupee	1.9%
Sri Lankan Rupee	1.0%
Indonesian Rupiah	0.8%
Japanese Yen*	-4.4%
Middle East & Africa	14.1%
Nigerian Naira	9.6%
Ghanaian Cedi	4.5%
Europe*	-0.7%
Hungarian Forint	4.7%
Polish Zloty	4.4%
Serbian Dinar	1.8%
Euro*	-11.6%

*A negative figure reflects net “short” exposure,
designed to benefit if the value of the associated
currency decreases. Conversely, the Fund’s value
would potentially decline if the value of the associated
currency increases.

against the U.S. dollar during the period as the European Central Bank maintained its commitment to preserving the European Monetary Union.3 The Polish zloty appreciated 0.45% against the U.S. dollar, while the Hungarian forint appreciated 3.64%.3 The Swedish krona and Norwegian krone depreciated 2.05% and 4.83% against the U.S. dollar.3

Asia

The Fund’s exposure to Asian currencies detracted from performance as most currencies in the region depreciated against the U.S. dollar. Central banks in Malaysia and the Philippines kept policy rates constant while central banks in Australia, India, Sri Lanka and South Korea cut rates. Most of the currencies of these countries depreciated against the U.S. dollar; the Australian dollar depreciated 14.57%, the Indian rupee fell 17.74%, the Philippine peso declined 8.50%, and the Malaysian ringgit lost 5.73%.3 The South Korean won, however, gained 0.23% against the U.S. dollar.3 Contributions from credit and duration exposures in the region were largely neutral.

Thank you for your participation in Templeton Emerging Markets Bond Fund.

We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

Dr. Michael Hasenstab is a senior vice president of Franklin Advisers, Inc., and co-director of the international bond department, overseeing the global fixed income portfolio management team. In addition, he is a member of the group’s Fixed Income Policy Committee and is a port-
folio manager for a number of Franklin Templeton funds. Dr. Hasenstab has won numerous awards globally, including being named Morningstar’s 2010 Fixed Income Manager of the
Year and recognized as one of the most influential fund managers by Investment News in
2010. Bloomberg Markets named him Top Global Bond Fund Manager in 2010 and Top U.S.
and Global Bond Fund Manager in 2009. Additionally, he was named Global Bond Manager of the Year by Investment Week in 2008, 2010 and 2011, and also Best Global Manager by
Standard & Poor’s/BusinessWeek in 2006.
Dr. Hasenstab initially joined Franklin Templeton Investments in July 1995. After a leave of absence to obtain his Doctor of Philosophy (Ph.D.) degree, he rejoined the company in April
2001. He specializes in global macroeconomic analysis with a focus on currency, interest rate and sovereign credit analysis of developed and emerging market countries. Dr. Hasenstab has worked and traveled extensively abroad, with a special focus on Asia. Dr. Hasenstab holds a Ph.D. in economics from the Asia Pacific School of Economics and Management at Australian National University, a master’s degree in economics of development from
Australian National University and a B.A. in international relations/political economy from
Carleton College in the U.S.

Laura Burakreis joined Franklin Templeton in August 2006 as a research analyst for the
Franklin Templeton Fixed Income Group. She is a portfolio manager and analyst responsible for analysis of sovereign credits, global macroeconomic trends, and developments in developed and emerging market economies and financial systems. Ms. Burakreis has a regional focus on the economies of Europe, the Middle East and Africa. Prior to joining Franklin Templeton,
Ms. Burakreis worked in various parts of the World Bank in Washington, D.C. At the World
Bank, she assisted governments in the Middle East and North Africa design and implement financial sector reforms. Ms. Burakreis also negotiated the terms of debt issued by the
International Bank of Reconstruction and Development in emerging and developed markets.
Before joining the World Bank, she was a registered broker at Salomon Brothers in New York and sold foreign exchange and interest rate derivatives to institutional investors.
Ms. Burakreis holds an M.B.A. in finance from the University of Chicago, Graduate School of Business and an M.A. from the University of Chicago, Center for Middle Eastern Studies.
She earned her B.A. in economics from The College at the University of Chicago.

Annual Report | 7

Performance Summary as of 8/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price Information
Class A (Symbol: FEMGX)		Change	8/31/13	4/1/13
Net Asset Value (NAV)	-$	0.51	$9.49	$10.00
Class C (Symbol: n/a)		Change	8/31/13	4/1/13
Net Asset Value (NAV)	-$	0.53	$9.47	$10.00
Class R (Symbol: n/a)		Change	8/31/13	4/1/13
Net Asset Value (NAV)	-$	0.52	$9.48	$10.00
Class R6 (Symbol: n/a)		Change	8/31/13	5/1/13
Net Asset Value (NAV)	-$	0.65	$9.50	$10.15
Advisor Class (Symbol: n/a)		Change	8/31/13	4/1/13
Net Asset Value (NAV)	-$	0.49	$9.51	$10.00

8 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Aggregate total returnsand value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

Class A		Inception (4/1/13)
Cumulative Total Return[2]		-5.10%
Aggregate Total Return[3]		-9.10%
Value of $10,000 Investment[4]		$9,090
Aggregate Total Return (9/30/13)3, 5		-7.58%
Total Annual Operating Expenses[6]	1.26% (with waiver)	1.79% (without waiver)
Class C		Inception (4/1/13)
Cumulative Total Return[2]		-5.30%
Aggregate Total Return[3]		-6.25%
Value of $10,000 Investment[4]		$9,375
Aggregate Total Return (9/30/13)3, 5		-4.60%
Total Annual Operating Expenses[6]	1.66% (with waiver)	2.19% (without waiver)
Class R		Inception (4/1/13)
Cumulative Total Return[2]		-5.20%
Aggregate Total Return[3]		-5.20%
Value of $10,000 Investment[4]		$9,480
Aggregate Total Return (9/30/13)3, 5		-3.67%
Total Annual Operating Expenses[6]	1.51% (with waiver)	2.04% (without waiver)
Class R6		Inception (5/1/13)
Cumulative Total Return[2]		-6.40%
Aggregate Total Return[3]		-6.40%
Value of $10,000 Investment[4]		$9,360
Aggregate Total Return (9/30/13)3, 5		-4.81%
Total Annual Operating Expenses[6]	0.97% (with waiver)	1.50% (without waiver)
Advisor Class		Inception (4/1/13)
Cumulative Total Return[2]		-4.90%
Aggregate Total Return[3]		-4.90%
Value of $10,000 Investment[4]		$9,510
Aggregate Total Return (9/30/13)3, 5		-3.31%
Total Annual Operating Expenses[6]	1.01% (with waiver)	1.54% (without waiver)

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 9

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund’s use of foreign currency techniques involves special risks, as such tech-
niques may not achieve the anticipated benefits and/or may result in losses to the Fund. Currency rates may fluctuate significantly over short periods of time and can reduce returns. Derivatives, including currency management strategies, involve costs and can create economic lever-
age in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Special risks are associated with foreign investing, including currency rate fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The risks associated with higher yielding, lower rated securities include higher risks of default and loss of principal. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6:	Shares are available to certain eligible investors as described in the prospectus.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 12/31/14 and a fee waiver associated with its investments in a
Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the period indicated.
3. Aggregate total return represents the change in value of an investment over the period indicated. Because the Fund has existed for less than one year, average annual total return is not available.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

10 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 11

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning		Expenses Paid
	Account Value		During Period*
	Actual 4/1/13	Ending Account	Actual 4/1/13–8/31/13
Class A	Hypothetical 3/1/13	Value 8/31/13	Hypothetical 3/1/13–8/31/13
Actual	$1,000	$949.00	$4.98
Hypothetical (5% return before expenses)	$1,000	$1,020.11	$5.14
Class C
Actual	$1,000	$947.00	$6.77
Hypothetical (5% return before expenses)	$1,000	$1,018.25	$7.02
Class R
Actual	$1,000	$948.00	$6.17
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.41
Class R6
Actual (5/1/13–8/31/13)	$1,000	$935.00	$3.20
Hypothetical (5% return before expenses)	$1,000	$1,021.07	$4.18
Advisor Class
Actual	$1,000	$951.00	$4.09
Hypothetical (5% return before expenses)	$1,000	$1,020.97	$4.28

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.01%; C: 1.38%;
R: 1.26%; R6: 0.82%; and Advisor: 0.84%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical) to reflect the one-half year period. For Actual Class A, C, R and Advisor expenses, the multiplier is 153/365 to reflect the number of days since these classes’
inception. For Actual Class R6 expenses, the multiplier is 123/365 days to reflect the number of days since this class’s inception.

12 | Annual Report

Templeton Income Trust

Financial Highlights

Templeton Emerging Markets Bond Fund
Period Ended
August 31,
Class A	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income[c]	0.18
Net realized and unrealized gains (losses)	(0.69)
Total from investment operations	(0.51)
Net asset value, end of period	$9.49

Total return[d]	(5.10)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.37%
Expenses net of waiver and payments by affiliates	1.21%
Net investment income	4.32%

Supplemental data
Net assets, end of period (000’s)	$10,319
Portfolio turnover rate	8.80%

aFor the period April 1, 2013 (commencement of operations) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 13

Templeton Income Trust

Financial Highlights (continued)

Templeton Emerging Markets Bond Fund
Period Ended
August 31,
Class C	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income[c]	0.17
Net realized and unrealized gains (losses)	(0.70)
Total from investment operations	(0.53)
Net asset value, end of period	$9.47

Total return [d]	(5.30)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.81%
Expenses net of waiver and payments by affiliates	1.65%
Net investment income	3.88%

Supplemental data
Net assets, end of period (000’s)	$281
Portfolio turnover rate	8.80%

aFor the period April 1, 2013 (commencement of operations) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

14 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Financial Highlights (continued)

Templeton Emerging Markets Bond Fund
Period Ended
August 31,
Class R	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income[c]	0.16
Net realized and unrealized gains (losses)	(0.68)
Total from investment operations	(0.52)
Net asset value, end of period	$9.48

Total return [d]	(5.20)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.65%
Expenses net of waiver and payments by affiliates	1.50%
Net investment income	4.04%

Supplemental data
Net assets, end of period (000’s)	$9
Portfolio turnover rate	8.80%

aFor the period April 1, 2013 (commencement of operations) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

Templeton Income Trust

Financial Highlights (continued)

Templeton Emerging Markets Bond Fund
Period Ended
August 31,
Class R6	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.15
Income from investment operations[b]:
Net investment income[c]	0.17
Net realized and unrealized gains (losses)	(0.82)
Total from investment operations	(0.65)
Net asset value, end of period	$9.50

Total return [d]	(6.40)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	4.28%
Expenses net of waiver and payments by affiliates	0.96%
Net investment income	2.41%

Supplemental data
Net assets, end of period (000’s)	$5
Portfolio turnover rate	8.80%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Financial Highlights (continued)

Templeton Emerging Markets Bond Fund
Period Ended
August 31,
Advisor Class	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income[c]	0.20
Net realized and unrealized gains (losses)	(0.69)
Total from investment operations	(0.49)
Net asset value, end of period	$9.51

Total return [d]	(4.90)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.16%
Expenses net of waiver and payments by affiliates	1.00%
Net investment income	4.53%

Supplemental data
Net assets, end of period (000’s)	$116
Portfolio turnover rate	8.80%

aFor the period April 1, 2013 (commencement of operations) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Templeton Income Trust

Statement of Investments, August 31, 2013

Templeton Emerging Markets Bond Fund	Principal Amount*			Value
Foreign Government and Agency Securities 68.2%
Argentina 1.9%
Government of Argentina, senior bond, 7.00%, 10/03/15	226,000			$205,872

Ghana 6.4%
Government of Ghana,
24.00%, 5/25/15	5,000		GHS	2,447
21.00%, 10/26/15	886,000		GHS	417,340
16.90%, 3/07/16	100,000		GHS	43,604
19.24%, 5/30/16	50,000		GHS	22,769
[a]144A, 7.875%, 8/07/23	200,000			194,750
				680,910

Hungary 11.7%
Government of Hungary,
5.50%, 12/22/16	115,000,000		HUF	509,182
5.375%, 2/21/23	790,000			744,733
				1,253,915

Indonesia 0.7%
Government of Indonesia, FR27, 9.50%, 6/15/15	860,000,000		IDR	78,621

Malaysia 3.9%
Government of Malaysia, 3.741%, 2/27/15	1,370,000		MYR	418,148

Mexico 4.3%
Government of Mexico, 6.00%, 6/18/15	60,000	[b]	MXN	463,370

Mongolia 1.5%
[a]Government of Mongolia, senior note, 144A, 5.125%, 12/05/22	200,000			161,732

Nigeria 2.0%
Government of Nigeria, 4.00%, 4/23/15	40,000,000		NGN	213,494

Philippines 0.5%
Government of the Philippines, senior note, 1.625%, 4/25/16	2,600,000		PHP	57,710

Poland 4.2%
Government of Poland, 5.50%, 4/25/15	1,400,000		PLN	449,920

Serbia 4.2%
[a]Government of Serbia, senior note, 144A, 7.25%, 9/28/21	250,000			251,626
Serbia Treasury Bond, 10.00%, 4/04/15	17,400,000		RSD	198,078
				449,704

Slovenia 1.7%
[a]Government of Slovenia, senior note, 144A, 5.50%, 10/26/22	200,000			184,761

South Korea 4.2%
Korea Monetary Stabilization Bond, senior note, 2.74%, 2/02/15	500,000,000		KRW	450,410

Sri Lanka 1.0%
Government of Sri Lanka, C, 8.50%, 4/01/18	15,500,000		LKR	104,001

18 | Annual Report

	Templeton Income Trust

	Statement of Investments, August 31, 2013 (continued)

	Templeton Emerging Markets Bond Fund	Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Ukraine 11.8%
	[a]Government of Ukraine,
	senior bond, 144A, 7.80%, 11/28/22	720,000		$626,382
	senior note, 144A, 7.50%, 4/17/23	530,000		454,806
	[a,c]Kyiv Finance PLC (City of Kiev), loan participation,
	senior note, 144A, 9.375%, 7/11/16	200,000		189,114
				1,270,302

	Uruguay 8.2%
	[d]Government of Uruguay, senior note, Index Linked, 4.375%, 12/15/28	915,947	UYU	40,416
	Uruguay Notas del Tesoro, 10.25%, 8/22/15	17,800,000	UYU	779,402
	Uruguay Treasury Bill, Strip, 5/14/15	1,600,000	UYU	57,832
				877,650

	Total Foreign Government and Agency Securities
	(Cost $7,830,182)			7,320,520

Quasi	-Sovereign and Corporate Bonds 7.9%
	Russia 1.1%
	[a,c]Alfa Bond Issuance PLC (Alfa Bank OJSC), loan participation, secured note,
	144A, 7.875%, 9/25/17	100,000		110,138
	South Africa 2.6%
	[a]Edcon Pty. Ltd., senior secured note, 144A, 9.50%, 3/01/18	230,000	EUR	276,653

	Venezuela 4.2%
	Petroleos de Venezuela SA, senior sub. bond, 4.90%, 10/28/14	480,000		453,218

	Total Quasi-Sovereign and Corporate Bonds
	(Cost $875,424)			840,009

	Total Investments before Short Term Investments
	(Cost $8,705,606)			8,160,529

	Short Term Investments 21.0%
	Foreign Government and Agency Securities 11.8%
	Nigeria 7.7%
	[e]Nigeria Treasury Bill, 2/20/14	141,000,000	NGN	822,261

	Philippines 4.1%
	[e]Philippine Treasury Bills,
	6/04/14	5,920,000	PHP	131,626
	9/04/13 - 7/02/14	13,940,000	PHP	311,515
				443,141

	Total Foreign Government and Agency Securities
	(Cost $1,314,458)			1,265,402

	Total Investments before Money Market Funds
	(Cost $10,020,064)			9,425,931

			Annual Report | 19

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Emerging Markets Bond Fund	Shares	Value
Short Term Investments (continued)
Money Market Funds (Cost $990,373) 9.2%
United States 9.2%
[f,g] Institutional Fiduciary Trust Money Market Portfolio	990,373	$990,373

Total Investments (Cost $11,010,437) 97.1%		10,416,304
Other Assets, less Liabilities 2.9%		314,062

Net Assets 100.0%		$10,730,366

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At August 31,
2013, the aggregate value of these securities was $2,449,962, representing 22.83% of net assets.
bPrincipal amount is stated in 100 Mexican Peso Units.
cSee Note 1(d) regarding loan participation notes.
dPrincipal amount of security is adjusted for inflation. See Note 1(f).
eThe security is traded on a discount basis with no stated coupon rate.
fNon-income producing.
gSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

20 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2013 (continued)

Templeton Emerging Markets Bond Fund

At August 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

					Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Contract Amount*	Date	Appreciation	Depreciation
Euro	DBAB	Sell	393,000	505,398	10/07/13	$—	$(14,136)
Indian Rupee	JPHQ	Buy	13,837,500	226,249	10/07/13	—	(21,783)
Malaysian Ringgit	JPHQ	Buy	217,000	67,891	1/02/14	—	(2,631)
Philippine Peso	JPHQ	Buy	325,000	7,502	1/02/14	—	(226)
Euro	DBAB	Sell	155,000	199,315	4/04/14	—	(5,734)
Chilean Peso	DBAB	Buy	148,335,000	300,000	4/07/14	—	(18,030)
Euro	BZWS	Sell	367,000	472,898	4/07/14	—	(12,610)
Japanese Yen	BZWS	Sell	46,442,500	500,000	4/07/14	25,991	—
Malaysian Ringgit	JPHQ	Buy	629,300	200,000	4/07/14	—	(11,796)
Peruvian Nuevo Sol	DBAB	Buy	130,000	50,000	4/07/14	—	(4,947)
South Korean Won	JPHQ	Buy	227,006,000	200,000	4/07/14	2,221	—
South Korean Won	JPHQ	Buy	45,013,200	40,000	5/15/14	49	—
South Korean Won	JPHQ	Buy	11,204,500	10,000	5/16/14	—	(31)
South Korean Won	JPHQ	Buy	33,766,200	30,000	5/20/14	38	—
Euro	BZWS	Sell	105,000	135,161	5/21/14	—	(3,769)
South Korean Won	JPHQ	Buy	33,768,000	30,000	5/21/14	38	—
Mexican Peso	JPHQ	Buy	6,083,000	473,496	5/28/14	—	(28,749)
Philippine Peso	DBAB	Buy	5,631,080	130,000	6/30/14	—	(4,552)
Malaysian Ringgit	DBAB	Buy	389,000	120,000	7/01/14	—	(4,208)
Malaysian Ringgit	JPHQ	Buy	291,780	90,000	7/01/14	—	(3,147)
Philippine Peso	JPHQ	Buy	823,000	18,998	7/01/14	—	(664)
Malaysian Ringgit	JPHQ	Buy	70,000	21,703	7/02/14	—	(868)
Malaysian Ringgit	DBAB	Buy	16,110	5,001	7/03/14	—	(206)
Malaysian Ringgit	DBAB	Buy	151,500	46,960	7/07/14	—	(1,876)
Euro	DBAB	Sell	128,180	168,352	7/21/14	—	(1,303)
Malaysian Ringgit	HSBK	Buy	356,895	110,000	7/21/14	—	(3,865)
Unrealized appreciation (depreciation)						28,337	(145,131)
Net unrealized appreciation (depreciation)							$(116,794)

*In U.S. dollars unless otherwise indicated.

At August 31, 2013, the Fund had the following interest rate swap contracts outstanding. See Note 1 (c).

Interest Rate Swap Contracts
	Pay/Receive	Fixed			Expiration	Unrealized	Unrealized
Counterparty	Floating Rate	Rate	Floating Rate	Notional Amount*	Date	Appreciation	Depreciation
JPHQ	Receive	3.018%	3-month USD BBA LIBOR	520,000	8/22/23	$—	$(2,466)
JPHQ	Receive	3.848%	3-month USD BBA LIBOR	300,000	8/22/43	—	(6,707)
			Net unrealized appreciation (depreciation)				$(9,173)
*In U.S. dollars unless otherwise indicated.
See Abbreviations on page 40.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Templeton Income Trust

Financial Statements

Statement of Assets and Liabilities
August 31, 2013	Templeton

		Templeton
		Emerging Markets
		Bond Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers		$10,020,064
Cost - Sweep Money Fund (Note 7)		990,373
Total cost of investments		$11,010,437
Value - Unaffiliated issuers		$9,425,931
Value - Sweep Money Fund (Note 7)		990,373
Total value of investments		10,416,304
Foreign currency, at value (cost $96,736)		95,521
Receivables:
Capital shares sold		42,920
Interest		164,793
Affiliates		62,490
Variation margin		56,658
Offering costs		72,701
Unrealized appreciation on forward exchange contracts		28,337
Total assets		10,939,724
Liabilities:
Payables:
Capital shares redeemed		1,617
Distribution fees		1,128
Transfer agent fees		341
Professional fees		48,419
Unrealized depreciation on forward exchange contracts		145,131
Unrealized depreciation on swap contracts		9,173
Accrued expenses and other liabilities		3,549
Total liabilities		209,358
Net assets, at value		$10,730,366
Net assets consist of:
Paid-in capital		$11,284,771
Undistributed net investment income		191,887
Net unrealized appreciation (depreciation)		(723,292)
Accumulated net realized gain (loss)		(23,000)
Net assets, at value		$10,730,366

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
August 31, 2013	Templeton

		Templeton
		Emerging Markets
		Bond Fund
Class A:
Net assets, at value		$10,319,349
Shares outstanding		1,087,200
Net asset value per share[a]		$9.49
Maximum offering price per share (net asset value per share ÷ 95.75%)		$9.91
Class C:
Net assets, at value		$280,701
Shares outstanding		29,631
Net asset value and maximum offering price per share[a]		$9.47
Class R:
Net assets, at value		$9,479
Shares outstanding		1,000
Net asset value and maximum offering price per share		$9.48
Class R6:
Net assets, at value		$4,683
Shares outstanding		493
Net asset value and maximum offering price per share		$9.50
Advisor Class:
Net assets, at value		$116,154
Shares outstanding		12,216
Net asset value and maximum offering price per share		$9.51

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Templeton Income Trust

Financial Statements (continued)

Statement of Operations
for the period ended August 31, 2013[a]	Templeton

		Templeton
		Emerging Markets
		Bond Fund
Investment income:
Interest		$248,318
Expenses:
Management fees (Note 3a)		46,788
Distribution fees: (Note 3c)
Class A		9,212
Class C		473
Class R		20
Transfer agent fees: (Note 3e)
Class A		916
Class C		90
Class R		1
Class R6		35
Advisor Class		21
Custodian fees(Note 4)		2,300
Reports to shareholders		1,073
Registration and filing fees		617
Professional fees		49,743
Amortization of offering costs		51,299
Other		1,506
Total expenses		164,094
Expenses waived/paid by affiliates (Note 3f)		(109,278)
Net expenses		54,816
Net investment income		193,502
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments		(28,688)
Foreign currency transactions		(23,821)
Net realized gain (loss)		(52,509)
Net change in unrealized appreciation (depreciation) on:
Investments		(603,306)
Translation of other assets and liabilities denominated in foreign currencies		(119,986)
Net change in unrealized appreciation (depreciation)		(723,292)
Net realized and unrealized gain (loss)		(775,801)
Net increase (decrease) in net assets resulting from operations		$(582,299)

[a]For the period April 1, 2013 (commencement of operations) to August 31, 2013.

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Financial Statements (continued)

Statements of Changes in Net Assets

Templeton
Emerging Markets
Bond Fund
Period Ended
August 31, 2013[a]
Increase (decrease) in net assets:
Operations:
Net investment income	$193,502
Net realized gain (loss) from investments and foreign currency transactions	(52,509)
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	(723,292)
Net increase (decrease) in net assets resulting from operations	(582,299)
Capital share transactions: (Note 2)
Class A	10,875,591
Class C	300,958
Class R	10,000
Class R6	5,000
Advisor Class	121,116
Total capital share transactions	11,312,665
Net increase (decrease) in net assets	10,730,366
Net assets:
End of period	$10,730,366
Undistributed net investment income included in net assets:
End of period	$191,887

[a]For the period April 1, 2013 (commencement of operations) to August 31, 2013.

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Templeton Income Trust

Notes to Financial Statements

Templeton Emerging Markets Bond Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton Emerging Markets Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Effective April 1, 2013, the Fund commenced operations offering four classes of shares: Class A, Class C, Class R, and Advisor Class. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

26 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

Annual Report | 27

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

28 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthi-ness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At August 31, 2013, the Fund had OTC derivatives in a net liability position of $135,579.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Annual Report | 29

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

The Fund entered into interest rate swap contracts primarily to manage interest rate risk.

An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared interest rate swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 10 regarding other derivative information.

d. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender, and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

30 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Annual Report | 31

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

g. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2013, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

	Period Ended August 31,
		2013 [a]
	Shares	Amount
Class A Shares:
Shares sold	1,109,374	$11,095,669
Shares redeemed	(22,174)	(220,078)
Net increase (decrease)	1,087,200	$10,875,591
Class C Shares:
Shares sold	59,422	$584,508
Shares redeemed	(29,791)	(283,550)
Net increase (decrease)	29,631	$300,958

32 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Bond Fund

2. SHARES OF BENEFICIAL INTEREST (continued)
	Period Ended August 31,
		2013	[a]
	Shares	Amount
Class R Shares:
Shares sold	1,000	$10,000
Net increase (decrease)	1,000	$10,000
Class R6 Shares[b]:
Shares sold	493	$5,000
Net increase (decrease)	493	$5,000
Advisor Class Shares:
Shares sold	12,625	$125,153
Shares redeemed	(409)	(4,037)
Net increase (decrease)	12,216	$121,116

[a]For the period April 1, 2013 (commencement of operations) to August 31, 2013.
[b]For the period May 1, 2013 (effective date) to August 31, 2013.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $1 billion
1.030%	Over $1 billion, up to and including $5 billion
1.010%	Over $5 billion, up to and including $10 billion
0.990%	Over $10 billion, up to and including $15 billion
0.970%	Over $15 billion, up to and including $20 billion
0.950%	In excess of $20 billion

Annual Report | 33

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Bond Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$874
CDSC retained	$405

34 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Bond Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended August 31, 2013, the Fund paid transfer agent fees of $1,063, of which $808 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund does not exceed 1.00%, and Class R6 does not exceed 0.96% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until December 31, 2014. Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees does not exceed 0.01% until December 31, 2014.

g. Other Affiliated Transactions

At August 31, 2013, Advisers owned 88.41% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended August 31, 2013, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At August 31, 2013, the Fund had short-term capital loss carryforwards of $23,000.

Annual Report | 35

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Bond Fund

5. INCOME TAXES (continued)

At August 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$11,030,907

Unrealized appreciation	$23,627
Unrealized depreciation	(638,230)
Net unrealized appreciation (depreciation)	$(614,603)
Distributable earnings – undistributed ordinary income	$152,027

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and offering costs.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended August 31, 2013, aggregated $9,418,536 and $676,340, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At August 31, 2013, the Fund had 58.18% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

36 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Bond Fund

10. OTHER DERIVATIVE INFORMATION

At August 31, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Interest rate contracts	Unrealized appreciation on		Unrealized depreciation on
	swap contracts	$—	swap contracts	$9,173
Foreign exchange
contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	28,337	forward exchange contracts	145,131

For the period ended August 31, 2013, the effect of derivative contracts on the Fund’s Statement of
Operations was as follows:

Change in
Unrealized
			Realized	Appreciation
Derivative Contracts			Gain (Loss)	(Depreciation)
Not Accounted for as	Statement of		for the	for the
Hedging Instruments	Operations Locations		Period	Period
Interest rate contracts	Net realized gain (loss) from swap contracts /
Net change in unrealized appreciation (depreciation)
	on investments		$—	$(9,173)
Foreign exchange
contracts	Net realized gain (loss) from foreign currency transactions /
Net change in unrealized appreciation (depreciation) on
translation of other assets and liabilities denominated in
	foreign currencies		—	(116,794)

For the period ended August 31, 2013, the average month end market value of derivatives represented 1.00% of average month end net assets. The average month end number of open derivative contracts for the period was 20.

At August 31, 2013, the Fund’s OTC derivative assets and liabilities, are as follows:

Amounts of Assets and Liabilities Presented
	Gross and Net Amounts of Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$28,337	$145,131
Swap Contracts	—	9,173
Total	$28,337	$154,304

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

Annual Report | 37

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Bond Fund

10. OTHER DERIVATIVE INFORMATION (continued)

At August 31, 2013, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities, and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of
	Assets Presented	Financial	Financial
	in the Statement	Instruments	Instruments	Cash	Net Amount
	of Assets and	Available for	Collateral	Collateral	(Not less
	Liabilities	Offset	Received	Received	than zero)
Counterparty
BZWS	$25,991	$(16,379)	$—	$—	$9,612
DBAB	—	—	—	—	—
HSBK	—	—	—	—	—
JPHQ	2,346	(2,346)	—	—	—
Total	$28,337	$(18,725)	$—	$—	$9,612

At August 31, 2013, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets, and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of
	Liabilities Presented	Financial	Financial
	in the Statement	Instruments	Instruments	Cash	Net Amount
	of Assets and	Available for	Collateral	Collateral	(Not less
	Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BZWS	$16,379	$(16,379)	$—	$—	$—
DBAB	54,992	—	—	—	54,992
HSBK	3,865	—	—	—	3,865
JPHQ	79,068	(2,346)	—	—	76,722
Total	$154,304	$(18,725)	$—	$—	$135,579

See Note 1(c) regarding derivative financial instruments.

38 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Bond Fund

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and
Agency Securities[a]	$—	$7,320,520	$—	$7,320,520
Quasi-Sovereign and
Corporate Bonds[a]	—	840,009	—	840,009
Short Term Investments	990,373	1,265,402	—	2,255,775
Total Investments in
Securities	$990,373	$9,425,931	$—	$10,416,304
Forward Exchange Contracts	$—	$28,337	$—	$28,337
Liabilities:
Swaps	—	9,173	—	9,173
Forward Exchange Contracts	—	145,131	—	145,131

aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

Annual Report | 39

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Bond Fund

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Counterparty		Currency

BZWS -	Barclays Bank PLC	EUR	- Euro
DBAB -	Deutsche Bank AG	GHS	- Ghanaian Cedi
HSBK -	HSBC Bank PLC	HUF	-HungarianForint
JPHQ -	JPMorgan Chase Bank, N.A.	IDR	-IndonesianRupiah
		KRW	-	South Korean Won
		LKR	-	Sri Lankan Rupee
		MXN	- Mexican Peso
		MYR	- Malaysian Ringgit
		NGN	- Nigerian Naira
		PHP	- Philippine Peso
		PLN	- Polish Zloty
		RSD	- Serbian Dinar
		UYU	- Uruguayan Peso

40 | Annual Report

Templeton Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the Templeton Income Trust and Shareholders of Templeton Emerging Markets Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Bond Fund (the “Fund”) at August 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period April 1, 2013 (commencement of operations) through August 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 18, 2013

Annual Report | 41

Templeton Income Trust

Tax Information (unaudited)

Templeton Emerging Markets Bond Fund

At August 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2013 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

By mid-February 2014, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2013.

42 | Annual Report

Templeton Income Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1992	141	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	38	SLM Corporation (Sallie Mae), Ares
300 S.E. 2nd Street				Capital Corporation (specialty finance
Fort Lauderdale, FL 33301-1923				company) and Allied Capital Corporation
(financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years:
Independent strategic and financial consultant; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2003	27	Talon Metals Corp. (mining exploration),
300 S.E. 2nd Street				Fortis, Inc. (utility holding company)
Fort Lauderdale, FL 33301-1923				and AML Foods Limited (retail
distributors).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	141	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	2001 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and allied
		Trustee since		products) (1994-2013), RTI
		2007		International Metals, Inc. (manufacture
and distribution of titanium), Canadian
National Railway (railroad) and White
Mountains Insurance Group, Ltd.
(holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

Annual Report | 43

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
J. Michael Luttig (1954)	Trustee	Since 2009	141	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	34	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	141	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).
Larry D. Thompson (1945)	Trustee	Since 2005	141	Cbeyond, Inc. (business commu-
300 S.E. 2nd Street				nications provider) (2010-2012),
Fort Lauderdale, FL 33301-1923				The Southern Company (energy
				company) (2010-2012) and
				The Washington Post Company
				(education and media organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012); and
formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President –
Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004);
Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 2003	27	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	45	El Oro Ltd (investments).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

44 | Annual Report

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	152	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	141	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since June 2013,
	Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).
Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 45

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962)	President and	Since 2002	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Corporate Counsel, Franklin Templeton Investments; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments;
and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton
Group of Funds (2004-2013).

46 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005);
and General Counsel, Investment Company Institute (ICI) (1997-2004).

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	March 2013 and
Fort Lauderdale, FL 33301-1923		Vice President
since 2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the
Fund Audit Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec
has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to
2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg
Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such back-
ground and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial state-
ments that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 47

Templeton Income Trust

Shareholder Information

Templeton Emerging Markets Bond Fund

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

48 | Annual Report

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

TEMPLETON EMERGING MARKETS BOND FUND

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

072 A 10/13

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.
(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $355,931 for the fiscal year ended August 31, 2013 and $370,629 for the fiscal year ended August 31, 2012.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $2,894 for the fiscal year ended August 31, 2013 and $0 for the fiscal year ended August 31, 2012. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $12,100 for the fiscal year ended August 31, 2013 and $54,600 for the fiscal year ended August 31, 2012. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2013 and $22,704 for the fiscal year ended August 31, 2012. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $39,194 for the fiscal year ended August 31, 2013 and $129,746 for the fiscal year ended August 31, 2012. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $54,188 for the fiscal year ended August 31, 2013 and $207,050 for the fiscal year ended August 31, 2012.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment
Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities
Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-
CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the
Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the
Registrant’s disclosure controls and procedures. Based on such evaluation, the
Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the
Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on
Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and
Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of
Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and
Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INCOME TRUST

By /s/LAURA F. FERGERSON
  Laura F. Fergerson
  Chief Executive Officer –
  Finance and Administration

Date: October 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
  Laura F. Fergerson
  Chief Executive Officer –
  Finance and Administration
Date: October 28, 2013

By /s/MARK H. OTANI
  Mark H. Otani
  Chief Financial Officer and
  Chief Accounting Officer
Date: October 28, 2013